SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

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NORTHWEST BIOTHERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Persons) Filing Proxy Statement, if other than the Registrant)

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NORTHWEST BIOTHERAPEUTICS, INC.

Letter to Stockholders

December 2, 2004

Dear Stockholder:

          The purpose of this letter is to inform you of our upcoming annual meeting of stockholders and to update you on the financial condition of the company.

          The attached proxy statement and notice of our annual meeting of stockholders describes in detail a number of proposals which require approval and, if approved, could potentially allow us to continue operating our business.  We believe that the potential recapitalization of the company, which is described in the proxy statement, represents the best opportunity available, if successfully implemented, to enable our stockholders to have a continuing financial interest in our future.

          At the annual meeting you will be asked to vote on several proposals, including approval of a potential private placement and two amendments to our certificate of incorporation.  The annual meeting will be held on Friday, December 17, 2004 at 9:00 A.M., at the offices of Lane Powell Spears Lubersky LLP, 1420 Fifth Avenue, Suite 4100, Seattle, Washington.

          The enclosed notice of the annual meeting and proxy statement describes the matters to be acted upon by our stockholders.  YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  Therefore, whether or not you plan to attend the annual meeting in person, please follow the instructions on the enclosed proxy card and vote by using the internet option, phone option or sign, date and return the enclosed proxy in the envelope provided.  If you attend the meeting and desire to vote in person, you may do so even though you have previously sent a proxy.

Sincerely,

Alton L. Boynton, Ph.D. President, Chief Operating and Scientific Officer

NORTHWEST BIOTHERAPEUTICS INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Friday, December 17, 2004

          Notice is hereby given that the annual meeting of stockholders of Northwest Biotherapeutics, Inc. will be held on Friday, December 17, 2004 at 9:00 a.m. at the offices of Lane Powell Spears Lubersky LLP, 1420 Fifth Avenue, Suite 4100, Seattle, Washington for the following purposes:

          1.     To approve the terms of a potential private placement of up to $40 million of our preferred stock.

          2.     To approve an amendment to our sixth amended and restated certificate of incorporation to effect a reverse stock split of not less than 1-for-15 and not more than 1-for-60, with our board of directors having authority to determine which, if any, of these reverse stock splits to effect within those parameters.

          3.     To approve an amendment to our sixth amended and restated certificate of incorporation to increase our authorized capital stock from 140,000,000 shares to 400,000,000 shares, consisting of 300,000,000 shares of common stock and 100,000,000 shares of preferred stock.

          4.     To elect one director to our board of directors to serve until the 2007 Annual Meeting of Stockholders and until his successor has been elected and qualified (or his earlier resignation or removal);

          5.     To ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004; and

          6.     To transact any other business which may properly come before the meeting or any adjournment thereof.

          Our board of directors recommends that you vote in favor of the foregoing items of business, all of which we describe more fully in the proxy statement accompanying this notice.

          Only stockholders of record at the close of business on October 22, 2004 are entitled to notice of, and to vote at, this meeting and any adjournments thereof.  All stockholders are cordially invited to attend the meeting in person.  However, to ensure your representation at the meeting, we request that you follow the instructions on the enclosed proxy card and vote using the internet option, phone option or complete, sign, date and return the enclosed proxy in the postage prepaid envelope enclosed for that purpose  prior to the meeting. Any stockholder attending the meeting may vote at the meeting even if he or she previously returned a proxy.  For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at the company’s executive offices.

By Order of the Board of Directors,

Alton L. Boynton, Ph.D. President, Chief Operating and Scientific Officer

Northwest Biotherapeutics, Inc.
22322 - 20th Avenue SE, Suite 150
Bothell, Washington 98021
December 2, 2004

IMPORTANT: Please follow the instructions on the enclosed proxy card and vote by using the internet option, phone option or fill in, date, sign and return the enclosed Proxy in the postage-paid envelope to ensure that your shares are represented at the meeting.  If you attend the meeting, you may vote in person, if you wish to do so, even though you have previously sent in your Proxy.

FREQUENTLY ASKED QUESTIONS

Any references to “we,” “our,” “us,” or “company” in this proxy statement pertain to Northwest Biotherapeutics, Inc.

Q.	WHAT PROPOSALS ARE STOCKHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING ANNUAL MEETING?

A.	We are seeking approval of five proposals:

•	a proposal to approve the terms of a potential private placement with Toucan Capital Fund II, L.P. and other investors designated by Toucan.

•	a proposal to amend our sixth amended and restated certificate of incorporation to effect a reverse stock split of not less than 1-for-15 and not more than 1-for-60.

•	a proposal to amend our sixth amended and restated certificate of incorporation to increase our authorized capital stock from 140,000,000 to 400,000,000 shares.

•

a proposal to elect one director to our board of directors to serve until the 2007 Annual Meeting of Stockholders and until his successor has been elected and qualified (or his earlier resignation or removal).

•	a proposal to ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004.

          We describe each of the proposals in greater detail below.

Q.      WHY ARE WE ATTEMPTING A PRIVATE PLACEMENT OF OUR STOCK?

A.

We are attempting a private placement to raise capital to fund our operations and allow us to continue operating our business.  We have incurred net losses every year since our incorporation and, as of September 30, 2004, we had an accumulated deficit of $68.4 million.  Beginning in January 2002, we began to explore various options for raising capital.  This included discussions with investments banks regarding private placements of our capital stock, mergers with other companies in our industry and licensing arrangements.  Despite our efforts, we were unable to locate any investors who were willing to consummate a transaction on terms that we believed were in the best interest of the company and our stockholders.  In January 2004, we began considering a dissolution of the company and by the end of the month we were one week away from being forced to cease operations.  In late January 2004, we began discussions with Toucan, and by February 2004, we agreed to the terms of a loan from Toucan.  To date, we have borrowed an aggregate of $4.1 million from Toucan, which will allow us to fund our operations only until December 17, 2004.  At that time we will need to raise more money to fund our operations until we close the potential private placement.  If we are unable to obtain additional funding, we will run out of cash and have to cease operations and liquidate our assets.  For additional information regarding our financial circumstances that have resulted in our seeking stockholder approval of the potential private placement, see “Proposal 1 – Background” beginning on page 6.

Q.      WHO IS TOUCAN CAPITAL FUND II, L.P.?

A.

Toucan Capital Fund II, L.P. is a $120 million venture capital based in Bethesda, Maryland.  Toucan generally focuses on seed and early-stage life science and advanced technology companies.  Since February 2004, Toucan has made seven loans to us in an aggregate of $4.1 million and we have issued Toucan seven convertible promissory notes and warrants to purchase up to 96 million shares of our capital stock in connection with these loans.  It is also possible that we will need to borrow additional funds from Toucan prior to the Annual Meeting.  Toucan presently is the single largest beneficial owner of our capital stock.  Pursuant to a term sheet between us and Toucan dated April 26, 2004, and amended and restated on October 22, 2004, we have agreed to allow Toucan to serve as the lead investor in the potential private placement of our capital stock.

Q.	WHAT KIND OF STOCK IS BEING OFFERED AND WHAT IS THE PURCHASE PRICE FOR THE SHARES BEING OFFERED IN THE POTENTIAL PRIVATE PLACEMENT?

A.

Pursuant to the binding term sheet, we have agreed to create a new class of dividend bearing convertible preferred stock, the 10% cumulative convertible preferred stock.  The purchase price we agreed to with Toucan is based on a formula and is structured to guarantee a discount to the buyer from the trading price of our common stock on the first closing date of the potential private placement.  The price per share is the lesser of $0.10 per share or a 35% discount to the average closing price of our common stock on the OTC Bulletin Board during the 20 days prior to closing of the private placement, subject to a floor price of $0.04 per share.  The price is subject to adjustment for stock splits or stock dividends.  The price is also subject to reduction in the event that the company issues or is deemed to have issued shares of its stock to parties other than Toucan for less than $0.04 per share.

Q.	HOW WILL THE POTENTIAL PRIVATE PLACEMENT BE STRUCTURED?

A.

The term sheet with Toucan contemplates the creation of a new class of capital stock, the 10% cumulative convertible preferred stock.  Under the term sheet we would issue and sell to Toucan and other investors selected by Toucan up to $40 million of the 10% cumulative convertible preferred stock as well as warrants to purchase up to 70 million shares of the 10% cumulative convertible preferred stock.  However, the actual amount of warrant coverage, if any, will be based on market conditions prevailing at the time of the financing and may be different from this amount. In addition, some or all of the warrants contemplated to be issued in connection with the potential private placement may instead be issued to third parties for purposes unrelated to the private placement.

Pursuant to the term sheet, we agreed to issue to Toucan and other investors selected by Toucan, up to 1,000,000,000 shares of convertible preferred stock (before giving effect to the proposed reverse stock split and assuming a per share purchase price of $0.04), and warrants exercisable immediately at a per share exercise price equal to the price of the 10% cumulative preferred stock (subject to adjustment as described herein) for up to 70,000,000 shares of convertible preferred stock (before giving effect to the proposed reverse stock split), if certain conditions are met.  While we are obligated to issue stock to Toucan on the terms of the term sheet, neither Toucan nor any other third party is obligated to purchase stock from us on these terms or at all.

Q:	HOW DO YOU PLAN TO USE THE PROCEEDS, IF ANY, OF THE POTENTIAL PRIVATE PLACEMENT?

If we are able to locate investors who are willing to invest in the company, we intend to use the proceeds of the potential private placement to conduct a Phase III clinical trial in prostate cancer, and to complete the Phase II brain cancer trial that is already underway.  Any further uses of proceeds will be determined in the ordinary course of our business by our board of directors and management.

Q.	WHY IS THE COMPANY SEEKING STOCKHOLDER APPROVAL FOR PROPOSALS ONE THROUGH THREE?

A.

We are seeking approval of Proposal 1 because the issuance of shares of convertible preferred stock in connection with the potential private placement will result in Toucan and its designees owning over 90% of our capital stock.  While stockholder approval may not be required under Delaware law, we are seeking your approval due to the dilutive impact of the potential private placement on you, our stockholders.  We discuss the potential dilutive impact in greater detail below under “Proposal 1” beginning on page 6.

We are seeking shareholder approval of Proposal 2 because we intend to effect the reverse stock split of outstanding share by amending our sixth amended and restated certificate of incorporation, which will require stockholder approval.

Pursuant to the amended and restated recapitalization agreement and the term sheet, neither Toucan nor the other investors selected by Toucan will be obligated to consummate the potential private placement unless we receive stockholder approval for Proposal 3.  Toucan and the other investors selected by Toucan require us to seek stockholder approval of Proposal 3 because we currently do not have enough shares authorized to accommodate a full conversion of the notes, and full exercise of the warrants issued to Toucan and will not have enough shares authorized under our current sixth amended and restated certificate of incorporation to issue the necessary shares to the investors in the potential private placement.

Q.	WHAT IF PROPOSALS ONE, TWO OR THREE ARE NOT APPROVED?

A.

If any of Proposals 1, 2 or 3 do not receive stockholder approval, it is unlikely that we will be able to complete the potential private placement and we will likely have to close our business and liquidate our assets.

NORTHWEST BIOTHERAPEUTICS, INC.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

          The enclosed proxy is solicited by the board of directors of Northwest Biotherapeutics, Inc. for use at the Annual Meeting of stockholders to be held on Friday, December 17, 2004 at 9:00 a.m. and at any postponement or adjournments thereof (the Annual Meeting).  We first mailed this Proxy Statement and Proxy on or about December 2, 2004 to stockholders of record on the books of the company at the close of business on Friday, October 22, 2004.

Record Date and Outstanding Shares

          Only stockholders of record on October 22, 2004, the record date, are entitled to notice of, and to vote at, the Annual Meeting.  As of the record date 19,028,779 shares of our common stock were issued and outstanding.

Solicitation and Revocability of Proxies

          Proxies may be solicited by officers, directors and regular supervisory employees of the company, none of whom will receive any additional compensation for their services.  Solicitation of proxies may be made personally or by mail, telephone, telecopy or messenger.  All costs of solicitation of proxies will be paid by us.

          Any stockholder granting a proxy has the power to revoke it at any time before it is exercised.  A proxy may be revoked either by (i) filing with the secretary of the company prior to the Annual Meeting, at our principal offices, either a written revocation or duly executed proxy bearing a later date, or (ii) attending the Annual Meeting and voting in person, regardless of whether a proxy has previously been given.  Attendance at the Annual Meeting will not revoke a stockholder’s proxy unless the stockholder votes in person.

          Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted “FOR” Proposals One, Two, Three, Four and Five and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the items not marked.

Quorum and Voting

          Under Delaware law and our sixth amended and restated certificate of incorporation, a quorum consisting of a majority of the outstanding shares entitled to vote must be represented in person or by proxy to elect directors and to transact any other business that may properly come before the meeting.  The terms of the potential private placement will be approved if the number of votes cast in favor of approving the terms exceeds the number of votes cast against approval of the terms.  The amendments to our sixth amended and restated certificate of incorporation will be approved if a majority of the outstanding shares of common stock on the record date vote in favor of the amendments.  In the election of directors, the nominee elected is the individual receiving the greatest number of votes cast by the shares present in person or represented by proxy and entitled to vote.  Any action other than a vote for a nominee will have the effect of voting against that nominee.  The ratification of the appointment of the independent auditors will be approved if the number of votes cast in favor of ratification exceeds the number of votes cast against ratification.  Abstention from voting or broker non-votes will have no effect since such actions do not represent votes cast.

          If the accompanying proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions given.  In the absence of instructions to the contrary, the shares will be voted in accordance with the Board of Directors recommendations.  The company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those described in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders.

          The board of directors recommends a vote “For” approval of all of the proposals.

Security Ownership of Certain Beneficial Owners and Management

          The following table sets forth certain information with respect to the beneficial ownership of our common stock as of November 10, 2004 for:

•	Each person who we know beneficially owns more than five percent of our common stock,
•	Each of our directors,
•	Each of our named executive officers, and
•	All of our directors and executive officers as a group.

          Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Northwest Biotherapeutics, Inc., Canyon Building 8, 22322 20th Avenue S.E., Suite 150, Bothell, WA 98021.

          We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission.  Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and the entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

          Applicable percentage ownership is based on 19,028,779 shares of common stock outstanding on November 10, 2004.  In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options, warrants or convertible notes held by that person that are currently exercisable or exercisable within 60 days of November 10, 2004.  We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.  Beneficial ownership representing less than one percent is noted with an “*.”

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage

Officers and Directors
Alton L.Boynton, Ph.D. (1)	4,754,804	20.4%
Marnix L.Bosch (2)	1,037,245	5.2%
Randall L-W.Caudill, Ph.D. (3)	221,261	1.2%
Wayne L.Pines (4)	7,500	*
All executive officers and directors as a group (5) (4 persons)	6,020,810	24.8%
5% Security Holders
Toucan Capital Fund II, L.P. (6)	201,955,637	91.4%
Medarex, Inc. (7)	3,600,000	18.9%
Northwest Hospital (8)	1,891,937	9.9%

*	less than 1%

(1)

Includes 451,040 shares of common stock held by Dr. Boynton and 4,303,764 shares of common stock issuable upon exercise of options and warrants that are exercisable within 60 days of November 10, 2004.  Toucan has a limited proxy to vote shares held by Dr. Boynton.

(2)

Includes 64,825 shares of common stock held by Dr. Bosch and 972,420 shares of common stock issuable upon exercise of options and warrants that are exercisable within 60 days of November 10, 2004.  Toucan has a limited proxy to vote shares held by Dr. Bosch.

(3)

Includes 5,700 shares of common stock held by Prudential Securities C/F Randall L-W.  Caudill IRA Rollover dated 2/19/93, 39,314 shares of Common Stock held by Dr. Caudill as co-trustee of the JPS Irrevocable Trust under Agreement dated April 1, 1998, and 171,247 shares held by Dunsford Hill Capital Partners, Inc., a California corporation owned and controlled by Dr. Caudill, and 5,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of November 10, 2004.

(4)	Includes 2,500 shares of common stock held by Mr. Pines and 5,000 shares of common stock issuable upon exercise of options within 60 days of November 10, 2004.

(5)	Includes 5,286,184 shares of common stock issuable upon exercise of options that are exercisable within 60 days of November 10, 2004.
(6)

Consists of (i) 105,358,219 shares of common stock issuable as of November 10, 2004 upon conversion of principal and interest due under seven 10% convertible, secured promissory notes in the aggregate principal amount of $4,100,000; (ii) 96,000,000 shares of common stock currently issuable upon exercise of five warrants; and (iii) 597,418 shares of common stock owned by members of the company’s management with respect to which Toucan has a limited proxy (shared voting power).  Based on a Schedule 13D/A filed by Toucan Capital Fund II, L.P. with the Securities and Exchange Commission on November 18, 2004.  The address for Toucan Capital Fund II, L.P.  is 7600 Wisconsin Ave., 7th Floor, Bethesda, MD 20814.

(7)	Based on a Form 3 and Schedule 13G filed by Medarex with the Securities and Exchange Commission. The address for Medarex, Inc. is 707 State Road, Suite 206, Princeton, NJ 08540.

(8)	Based on Form 4 filed by Northwest Hospital with the Securities and Exchange Commission. The address for Northwest Hospital is 1550 North 115th St., Seattle, Washington 98133.

Proposal Number 1
Approval of Terms of Potential Private Placement

Background

                    Since the beginning of 2002, we recognized that we did not have sufficient working capital to fund our operations for more than 12 months and needed to raise additional capital from third parties in order to continue our clinical and research programs.  In April 2002 we retained an investment bank to assist us in raising capital.  Due to the economic climate in 2002 and declining stock prices of biotechnology companies, including our own stock price, we were unable to raise additional capital.  In July 2002 we retained an additional investment banking firm to assist us in exploring various strategic options including raising additional capital, licensing our technology to a third party, or merging with another company.  We contacted over 50 biotechnology companies and over 20 large pharmaceutical companies in an attempt to explore these options without success.  With board approval, and in order to conserve cash, from September of 2002 through April of 2003 we reduced our staff from 67 to 8 employees, shut down the Phase III clinical trial for hormone refractory prostate cancer, shut down our Phase I trial for non-small cell lung cancer and inactivated our Phase II clinical trial for brain cancer which currently remains open with the Food and Drug Administration.  In addition, we moved our corporate headquarters to a smaller facility and reduced lease payments by $75,000 per month.  Management attempted to negotiate several bridge loans with various investment banks, but did not consummate any of them because the board of directors did not consider the terms to be in our best interest or our stockholders’ interest.  In October of 2003, we obtained bridge funding from management raising $335,000 which enabled us to continue operating into the first quarter of 2004.  Around the time we completed the management bridge loan, we retained a new investment bank to help raise additional funds, contacting several hundred prospective investors including numerous venture capital funds.

                    While we had attempted to obtain funding for working capital since 2002, by January 2004 no investors were ready to close on any funding or made material progress into due diligence and we were within one week of having to cease operations and commence liquidation.  At that time, Toucan informed us that it was interested in commencing due diligence on the company to determine whether an investment in the company would be viable.  On February 2, 2004 Toucan provided us with a bridge loan of $50,000.  Because our situation and prospects were highly complex, and because a large volume of information was required to be gathered and analyzed to make a due diligence assessment, on March 1, 2004 Toucan provided us with an additional $50,000 bridge loan to fund our operations through the continuation of the due diligence period.  In April 2004, after we had expended these funds, we once again were without adequate funds for operations, additional expenses related to corporate governance, regulatory filings, or preparations for the recapitalization and restart of the company, and we requested that Toucan provide us with additional funding.  Toucan expressed to us that it was willing to provide the necessary funds for our operations and certain other expenses during a further bridge period, but only as part of a comprehensive recapitalization agreement, with binding agreement between the parties, prior to such further bridge funding, as to all material terms of the comprehensive recapitalization.  After serious consideration by our board of directors, taking into account the board’s and management’s comprehensive search for viable options for us, including winding up our operations, and the absence of alternative financing prospects, the board believed it to be in our best interest and our stockholders’ best interest to accept further bridge funding from Toucan and enter into a Recapitalization Agreement with Toucan.  In connection with the Recapitalization Agreement, on April 26, 2004 Toucan provided additional bridge funding of $500,000.  We also agreed to the terms upon which we would be required to issue up to $40 million of 10% cumulative convertible preferred stock.  On June 11, 2004, Toucan provided us with an additional $500,000 of bridge funding as was contemplated by the Recapitalization Agreement.

                    Pursuant to the Recapitalization Agreement, we agreed to cooperate with Toucan and use our collective best efforts to restart our development programs and to take the necessary actions to enable us to ultimately complete a potential private placement of our capital stock.  While we began work toward these actions, it became clear to us and Toucan that additional time would be necessary in order to effect a private placement of our capital stock and that we would be unable to fund our operations through the completion of this period.  As a result, on July 30, 2004, we agreed to the terms of an Amended and Restated Recapitalization Agreement with Toucan.  In connection with this amendment and restatement of the Recapitalization Agreement, Toucan provided an additional $2,000,000 of bridge funding in order to permit us to continue operating.  As a condition to making this loan we were required by Toucan to enter into a service agreement with a contract research organization and we selected Cognate Therapeutics, Inc. pursuant to which we paid Cognate $1.1 million out of the loan proceeds.  Consequently, by October 2004 most of the loan proceeds had been used for operating expenses.  Accordingly, on October 22, 2004, we agreed to amend the Amended and Restated Recapitalization Agreement to provide for, among other things, further funding by Toucan and the amendment and restatement of the preferred stock term sheet.  In connection with this amendment, Toucan provided an additional $500,000 of bridge funding, which was sufficient to fund our operations for approximately two weeks.  We also agreed to the form of an additional $500,000 of bridge funding to be provided in November, which would enable us to operate through approximately December 17, 2004.  This funding was contingent upon the satisfaction of a number of closing conditions, including the agreement between the parties to the terms of an acceptable budget for the company through December 17, 2004.  On November 10, 2004, we and Toucan agreed to such a mutually acceptable budget and Toucan provided this additional $500,000 of bridge funding.  This additional funding will last until around the third week of December.

                    The Amended and Restated Recapitalization Agreement, as amended, contemplates an operational and capital restructuring of our company.  The changes are contemplated to occur over two periods, a bridge period and an equity financing period.  The bridge period began in February and will last until December 17, 2004 (unless extended or earlier terminated by Toucan or us) or until we consummate the proposed private placement, whichever occurs first.  Over the course of the bridge period we have received loans from Toucan in aggregate of $4.1 million.  We describe the loan terms more fully below in “Certain Transactions – Toucan Financing” on page 21.  If we are able to complete a private placement of our capital stock, the commencement of the equity financing period will occur upon the first closing of a sale of our convertible preferred stock to Toucan and other investors selected by Toucan and will last for up to 12 months.  Pursuant to the term sheet we entered into with Toucan, we have already agreed to the terms on which we would be obligated to complete private placement of our 10% cumulative convertible preferred stock, as described below.

Terms of Potential Private Placement

          The potential private placement would consist of the issuance and sale of up to $40 million of 10% cumulative convertible preferred stock (including any shares issuable upon conversion of the promissory notes we have issued to Toucan), in one or more closings over a period of up to 12 months from the first closing date.  In the event that we were to close the potential private placement on the terms proposed by the term sheet, the purchase price of the 10% cumulative convertible preferred stock would be equal to the lesser of $0.10 (as adjusted for stock splits, stock dividends and the like) or a 35% discount to the average closing price of our common stock during the twenty trading days prior to the first closing of the potential private placement, but not less than $0.04 per share.

          The sale of the 10% cumulative convertible preferred stock is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended, and we expect to rely upon the Regulation D “safe harbor” provisions.  In order to satisfy the “safe harbor” requirements of Regulation D, we intend to sell our securities only to accredited investors, as defined under the Securities Act, including Toucan and its designees.  While we are contractually obligated to complete a private placement based on the terms and provisions of the binding term sheet with Toucan and/or its designees, Toucan is not similarly obligated to purchase our stock, nor is any other third party.  In addition, the terms of the private placement may be changed either by Toucan or other investors designated by Toucan even if Toucan or other investors decide to purchase our stock.  Therefore, there is no assurance that the potential private placement will be completed or, if one is completed, that it will be based on the terms of the term sheet.

The term sheet contemplates that the issuance of the 10% cumulative convertible preferred stock will be accomplished in multiple tranches and closings over the course of a 12 month period.  Although the term sheet contemplates that the shares issued in each tranche will be sold at the same price, it is possible that some or all of the tranches will be sold at prices either above or below the price currently contemplated in the term sheet, based on prevailing market conditions at the time of the closing as well as the status of our business, operations, and prospects.  Therefore, while the term sheet contemplates the issuance of a single series of preferred stock having the rights, preferences and privileges described below, it is possible that the financing, if it occurs, may ultimately be structured in multiple series of preferred stock to be issued in separate tranches, with each series having differing rights, preferences and privileges, including but not limited to different purchase prices, liquidation preferences, dividend rates, voting rights and conversion rights.  Below is a summary of the major terms of the potential private placement.

          THIS SUMMARY OF THE TERMS OF THE POTENTIAL PRIVATE PLACEMENT IS INTENDED TO PROVIDE YOU WITH BASIC INFORMATION CONCERNING THE TRANSACTION; HOWEVER, IT IS NOT A SUBSTITUTE FOR REVIEWING THE TERM SHEET, AMENDED AND RESTATED RECAPITALIZATION AGREEMENT AND WARRANT IN THEIR ENTIRETY, WHICH WE HAVE INCLUDED AS ANNEXES A, B-1, B-2, B-3 AND C, RESPECTIVELY, TO THIS PROXY STATEMENT.  YOU SHOULD READ THIS SUMMARY IN CONJUNCTION WITH THESE DOCUMENTS.

          We intend to raise up to $40 million in the potential private placement.  The total aggregate purchase price to be paid by Toucan and the other investors is capped at $40 million, but the per share price will not be fixed until the first closing.  This means that we will not be able to determine the actual number of shares of 10% cumulative convertible preferred stock that we would issue to Toucan and the other investors until the first closing at the earliest.

          Voting Agreements

          Toucan has entered into voting agreements with certain members of our management, owning an aggregate of approximately 597,418  shares of common stock, or 3.1% of the shares outstanding as of November 10, 2004.  The voting agreements provide that these holders will vote their shares in favor of the proposals set forth in this proxy statement.  These holders also have agreed to vote their shares against any action or agreement that would result in a breach by us of any representation, warranty, covenant or obligation in the Amended and Restated Recapitalization Agreement; and against the following actions:  any extraordinary corporate transaction, such as a merger, consolidation or other business combination; any sale, lease, sublease, license, sublicense or transfer of a material portion of the rights or other assets; any reorganization, recapitalization, dissolution or liquidation of the company; any change in a majority of our board of directors; any amendment to our certificate of incorporation or bylaws; any material change in our capitalization or corporate structure; and any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the amendments proposed in this proxy statement or any of the other transactions contemplated by the Amended and Restated Recapitalization Agreement.

          Warrants

          In the event that we complete a private placement on the terms set out in the term sheet, we would issue $7 million in warrant coverage on the first $7 million of 10% cumulative convertible preferred stock purchased for cash.  The warrants would be exercisable for shares of the 10% cumulative convertible preferred stock and the number of warrants we would issue would be determined on the basis of $0.10 per share.  For example, if $7 million is invested in 10% cumulative convertible preferred stock, the warrants issued would be exercisable for an aggregate of 70 million shares of 10% cumulative convertible preferred stock (subject to adjustment for stock splits, stock dividends and the like).  The exercise price of the preferred stock warrants would be the lesser of $0.10 per share (subject to adjustment for stock splits, stock dividends and the like) and 35% discount to the average closing price of our common stock during the twenty trading days prior to the first closing of the proposed private placement; but not less than $.04 per share (subject to adjustment for stock splits, stock dividends and the like).  The exercise price would also be subject to a downward adjustment in the event that we sell or are deemed to have sold shares of our stock to parties other than Toucan for less than $0.04 per share.  The preferred stock warrants would be exercisable for up to seven years from the date they are issued.  As noted above, the terms of the potential private placement may differ from the terms of the term sheet and, as a result, actual warrant coverage, if any, will depend on prevailing market conditions and may be different from the amount described above.  In addition, some or all of the warrants contemplated to be issued in connection with the potential private placement may instead be issued to third parties for purposes unrelated to the potential private placement.

          Right of First Refusal

          Toucan has a right of first refusal to purchase up to $15 million of the 10% cumulative convertible preferred stock.  This right of first refusal applies at each closing during the equity financing period, until at least $15 million of stock is sold to Toucan (including its designees).  The $15 million excludes purchases by Toucan (including its designees) through conversion of the convertible promissory notes we issued to Toucan, or exercise of any warrants we issued to Toucan.  This right of first refusal applies whether or not Toucan serves as the lead investor in the potential private placement.

          Closing Conditions

          In the event that we complete a private placement on the terms set out in the term sheet, the following conditions would apply to each closing of the sale of 10% cumulative convertible preferred stock and would be required to be satisfied or waived by each investor at each closing of the potential private placement:

•

We must in all material respects perform, and be in compliance with, all obligations, agreements, covenants, closing conditions and other provisions contained in the Amended and Restated Recapitalization Agreement, the notes evidencing bridge funding (to the extent any such notes remain outstanding), and the other related recapitalization documents including, without limitation, the financing documents associated with the issuance of the 10% cumulative convertible preferred stock;

•

All representations and warranties set forth in the Amended and Restated Recapitalization Agreement, the notes evidencing bridge funding (to the extent any such notes remain outstanding), and the other related recapitalization documents must be true and correct as of each closing;

•

No change may have occurred that has had or is reasonably likely to have a material adverse effect on our business, affairs, prospects, operations, properties, assets, liabilities, structure or condition, financial or otherwise (as our business is presently conducted and/or as it is proposed to be conducted) between the effective date of the Amended and Restated Recapitalization Agreement and each closing of purchases of 10% cumulative convertible preferred stock;

•

All corporate and other proceedings, and all documents relating to the issuance and sale of 10% cumulative convertible preferred stock pursuant to the Amended and Restated Recapitalization Agreement must be satisfactory in substance and form to Toucan and other investors selected by Toucan;

•

Toucan and other investors selected by Toucan must receive from our counsel an opinion letter containing opinions customary for transactions similar to the potential private placement in the form reasonably acceptable to Toucan and other investors selected by Toucan;

•

We must provide, prior to the applicable closing date, all due diligence information requested by any investor, and/or necessary to enable such investor to complete a thorough due diligence review and obtain a complete and accurate understanding of our business, operations, prospects, assets, liabilities, structure, legal aspects and condition, financial or otherwise;

•

Within the six month period prior to any closing of 10% cumulative convertible preferred stock, we must not have entered into, increased, expanded, extended, renewed or reinstated (or agreed, promised, committed or undertaken to do so), any severance, separation, retention, change of control or similar agreement with any employee, other than such agreements entered into with the prior written approval of Toucan and other investors selected by Toucan, as applicable;

•

Within the six month period prior to any closing of 10% cumulative convertible preferred stock, we must refrain from hiring, or agreeing to hire, any employee or engaging, or agreeing to engage, any consultant, independent contractor or any other non-employee personnel, except in accordance with our budget that has been approved by Toucan;

•

Within the six month period prior to any closing of 10% cumulative convertible preferred stock, we must refrain from buying, renting or otherwise acquiring directly or indirectly any rights in or to any asset or facility in an amount in excess of $10,000, or agreeing, promising or committing to do so, except in accordance with our budget that has been approved by Toucan;

•	All of our intellectual property licenses, agreements, patent applications and filings must be current and in good standing; and

•	The satisfaction of other customary conditions of transactions of this sort that Toucan may reasonably require.

          Right to Appoint Directors

          In the event that we complete a private placement on the terms set out in the term sheet, in addition to the closing conditions mentioned above, we would be required to take certain steps that would lead to the designation of a new board of directors of the Northwest Biotherapeutics.  Specifically, we would be required to take all necessary steps to set the number of directors on our board of directors at seven (7) and elect directors as follows:  four new directors would be designated by the holders of a majority of the 10% cumulative convertible preferred stock, two new directors with significant industry experience who are acceptable to the preferred stockholders would be named to the board and one director would be the chief executive officer.

          In addition to the changes to our board of directors mentioned above, two of our directors, Dr. Caudill and Mr. Pines have informed us that they intend to resign from the board of directors after the first closing of the potential private placement, should it occur.

          Rights Associated With Preferred Stock

          Conversion to Common Stock

          In the event that we complete a private placement on the terms set out in the term sheet, the 10% cumulative convertible preferred stock would be convertible at any time, in whole or in part, at the option of the holder into our common stock.  The initial conversion ratio would be one share of common stock for each share of 10% cumulative convertible preferred stock.  The conversion ratio would be subject to appropriate adjustment in the event of (i) any subdivision or combination of our outstanding common stock, (ii) any distribution of a stock dividend or assets by us, (iii) any capital reorganization or reclassification by us affecting the conversion price, or other similar transactions, as applicable.  The conversion ratio would also be subject to adjustment pursuant to the economic anti-dilution provisions described below.

          Dividends.

          In the event that we complete a private placement on the terms set out in the term sheet, the 10% cumulative convertible preferred stock would accrue dividends at the rate of 10% annually, compounded quarterly.  We would not be allowed to pay dividends on any other securities issued by us other than the 10% cumulative convertible preferred stock.  Dividends would be payable as and when determined by the board of directors, and upon the occurrence of a liquidation.  A liquidation would be deemed to include, without limitation, a merger resulting in a change in control of the company, a sale of all or substantially all of our assets, or a transfer of control (not including any transfer of control that is the result of the sale and issuance of the 10% cumulative convertible preferred stock, the conversion of any of the bridge funding or exercise of any warrants issued to Toucan or preferred stock warrants issued in connection with the potential private placement).

          Liquidation Preference.

          In the event that we complete a private placement on the terms set out in the term sheet, in the event of liquidation or winding up of the company, holders of 10% cumulative convertible preferred stock would be entitled (at such holders’ option) to convert their shares into our common stock or to receive, in preference to the holders of common stock, (i) an amount equal to the original sales price of the 10% cumulative convertible preferred stock, plus (ii) (to the extent of current and/or retained earnings) any dividends accrued but not paid on the 10% cumulative convertible preferred stock.  Thereafter, all remaining assets would be distributed pro-rata to the holders of common stock and the 10% cumulative convertible preferred stock on an as converted basis.  For this purpose, a liquidation would include a merger resulting in a change in control of the company, a sale of all or substantially all of our assets, or transfer of control (not including any transfer of control that is the result of the sale and issuance of the 10% cumulative convertible preferred stock, the conversion of any of the bridge funding or exercise of any warrants issued to Toucan or preferred stock warrants issued in connection with the potential private placement).

          Anti-dilution.

          In the event that we complete a private placement on the terms set out in the term sheet, except for issuances to management, employees and consultants, which would be required to be approved by our board of directors pursuant to written benefit plans, and except for issuances relating to the bridge funding, if we issue (or, directly or indirectly promise, commit, or undertake to issue) any additional securities or instruments at a nominal or effective purchase price less than the price resulting from the application of the conversion ratio associated with the 10% cumulative convertible preferred stock, calculated on a fully diluted basis with respect to the 10% cumulative convertible preferred stock, then the conversion price of the 10% cumulative convertible preferred stock would be reduced on a full ratchet basis to such lower price to eliminate the effect of such dilutive issuance.

          Protective Provisions.

          In the event that we complete a private placement on the terms set out in the term sheet, until fewer than 1,000,000 shares of 10% cumulative convertible preferred stock are outstanding (as adjusted for stock splits, stock dividends and the like), we would be prohibited from, without the approval of the board of directors and the affirmative vote or written consent of the holders of a majority of the then outstanding shares of 10% cumulative convertible preferred stock: (i) authorizing or issuing (including, without limitation, by way of recapitalization), or obligating ourselves to authorize or issue, any equity security, or any other security exercisable for or convertible into an equity security, that has redemption rights or that is senior to or on parity with the 10% cumulative convertible preferred stock as to dividend rights, voting rights, liquidation preferences or any other rights, preferences or privileges; (ii) increasing or decreasing (other than by conversion) the total number of authorized shares of 10% cumulative convertible preferred stock; (iii) effecting any sale, leasing, assigning, transferring or conveying or encumbering all or substantially all of our assets in one or more related transactions, or any consolidation or merger resulting in a change in control, or any reclassification, recapitalization or other change of any of our capital stock; (iv) changing the authorized number of our board of directors; (v) amending or repealing our charter or bylaws; (vi) redeeming, purchasing or otherwise acquiring (or pay into or set aside for a sinking fund for such purpose) any of the common stock or common stock equivalents; excluding the repurchase of up to a maximum of $100,000 of Common Stock per year from employees, officers, directors, consultants, advisors or other persons performing services for us, pursuant to agreements under which we have the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment;  (vii) effecting the liquidation, dissolution or winding up of the company; or  (viii) agreeing, promising, committing or undertaking to do any of the foregoing.

          Voting Rights.

          In the event that we complete a private placement on the terms set out in the term sheet, the holders of 10% cumulative convertible preferred stock would have the right to that number of votes equal to the number of shares of common stock issuable upon conversion of such preferred stock.  Initially this would be equal to one share of common stock for each share of 10% cumulative convertible preferred stock.

          Registration Rights

          In the event that we complete a private placement on the terms set out in the term sheet:

•

At the request of Toucan within 60 days following the first closing of the private placement and each subsequent closing, we would be required to file a registration statement on Form SB-2 or Form S-1 (or if Form

S-3 is available, on Form S-3) for the resale of the shares of common stock issuable to Toucan and other investors upon conversion of the 10% cumulative convertible preferred stock and upon exercise of the preferred stock warrants, and use commercially reasonable efforts to cause the registration statement to become effective within 120 days after such closing.

•

In the event that our common stock was no longer registered under the Securities Exchange Act of 1934, as amended following completion of the first closing of the potential private placement, or if we did not register for resale all shares of common stock into which the 10% cumulative convertible preferred stock converts, as provided for above, Toucan and each other investor selected by Toucan would have the following registration rights with respect to our common stock into which the 10% cumulative convertible preferred stock converts:

	•	Two demand registration rights;

	•	Resale rights on Form S-3, assuming we would be eligible to use Form S-3;

	•	Unlimited rights to include such shares where we undertake a registration to sell our own shares; and

	•	The right to transfer the registration rights to third parties.

•

We would agree to pay all expenses related to preparing and filing any registration statements and to indemnify Toucan and any other investor in the private placement to the extent allowed under applicable law with regard to the registration rights.

          In the event that we complete a private placement on the terms set out in the term sheet, in the event that we failed to cause a required registration statement to be timely filed, timely declared effective, or to be kept effective (other than pursuant to customary permissible suspension periods), we would be required to pay as liquidated damages the amount of 1% per month of the aggregate purchase price for the securities remaining to be sold pursuant to the registration statement or such lesser amount that is the maximum permitted under applicable SBA rules and regulations.

Fees and Expenses

          We have agreed to pay and reimburse Toucan for all fees, costs and expenses incurred and/or undertaken by Toucan relating to the preparation for, development of and implementation of the recapitalization plan set forth in the Amended and Restated Recapitalization Agreement, including, without limitation, all due diligence expenses and all expenses relating to the bridge funding, the potential private placement, and the other transactions contemplated by the Amended and Restated Recapitalization Agreement and the documentation of all of the foregoing (including, without limitation all legal fees and expenses).  This obligation applies regardless of whether or not all of the transactions contemplated in the Amended and Restated Recapitalization Agreement close, including the potential private placement.  At each closing of the potential private placement, at Toucan’s sole discretion, we are required to (a) pay Toucan in cash, concurrently with such closing (or at Toucan’s sole discretion, Toucan may withhold such amount from the wire of investments proceeds), all of Toucan’s fees, costs and expenses accrued through such closing, (b) issue a promissory note in principal amount equal to such fees, costs and expenses to Toucan; or (c) treat such fees, costs and expenses as an unsecured payable.  At any time following such closing, Toucan may require any amounts that it has elected to have us treat as unsecured amounts payable to be paid in cash or satisfied by issuance of a note in the principal amount of some or all of such unsecured obligation.

Alternative Transaction

          In the event we are unable to complete a private placement as a public company, and if it reasonably appears that such sale can be achieved in connection with or following the deregistration of our common stock under the Securities Exchange Act of 1934, we will then review the potential private placement with a view to proceeding with such financing in connection with or following the deregistration of our common stock under the Securities Exchange Act of 1934.

Fiduciary Exception

          Our obligations to enter into the potential private placement is subject to a fiduciary exception pursuant to which we may respond to or accept a proposal for an equity financing or merger, consolidation, business combination or sale of all or substantially all of our assets from another party or parties, but only as to the extent required by applicable law, only in regard to an alternative proposal that has not been directly or indirectly solicited by us or any of our officers, directors or employees or SOMA Partners LLC, or any advisors, agents or consultants and only if our board of directors provides written certification to Toucan that such alternative proposal was unsolicited.  In the event that we exercise this fiduciary exception, we are required to notify Toucan.  If our board of directors determines that acceptance of any unsolicited proposal is required in order to fulfill its fiduciary obligations, prior to accepting such unsolicited proposal, we are required to notify Toucan of our intent to accept such unsolicited proposal.  Toucan will then have twenty-one (21) days from the date it receives notice from us to present a revised proposal of its own to us (although Toucan is under no obligation to do so) which our board of directors is required to consider in good faith.  In the event that, following the consideration of any revised proposal from Toucan or, in the absence of any such revised proposal, following the expiration of twenty-one (21) days, if our board of directors determines that acceptance of the unsolicited proposal is required in order to fulfill its fiduciary obligations, we will be under no obligation to proceed with the potential private placement.

          Dilutive Effect

          The potential private placement would have a highly dilutive effect on current stockholders in that the percentage ownership of current stockholders would decline significantly if the potential private placement is completed.  The number of shares we issue pursuant to the potential private placement would increase substantially the number of shares of our capital stock currently outstanding.  This means that our current stockholders would own a much smaller interest in Northwest Biotherapeutics as a result of the potential private placement.

          For purposes of example only, without giving effect to the proposed reverse stock split a stockholder who owned 10% of our outstanding stock as of November 10, 2004, would own approximately 0.16% of the shares outstanding immediately after the potential private placement, assuming the issuance of the following securities:

•

1 billion shares of 10% cumulative convertible preferred stock and warrants to purchase 70,000,000 shares of 10% cumulative convertible preferred stock to the investors (assuming a per share purchase price of $.04); and

•	exercise of warrants by Toucan for 96,000,000 shares of 10% cumulative convertible preferred stock.

          Vote Required

          The affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at our Annual Meeting will be required to approve the terms of the potential private placement.

          Recommendation of the Board of Directors

          OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE TERMS OF THE POTENTIAL PRIVATE PLACEMENT

PROPOSAL NUMBER 2

APPROVAL OF AMENDMENT TO OUR SIXTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT

Introduction

          Our board of directors has determined that it would be advisable to effect a reverse stock split that would reduce the number of shares of our outstanding common stock in order to increase the trading price of our common stock on the OTC Bulletin Board.  The board of directors proposes this action because shares of our common stock have traded below $1.00 since September 3, 2002 and as a result, our common stock was delisted from the Nasdaq Stock Market on December 23, 2003.  The delisting of our common stock was detrimental to our stockholders because it resulted in decreased marketability and liquidity of their shares. If a reverse stock split were to be implemented, the number of shares of our common stock owned by each stockholder would be reduced in the same proportion as the reduction in the total number of shares outstanding, so that the percentage of the outstanding shares owned by each stockholder would remain unchanged as a result of the stock split. However, if you own a small number of shares it is likely that, after the reverse stock split, you will only own a fractional share interest and we do not intend to maintain fractional shares.  At this time, we intend to issue cash in lieu of issuing fractional shares.  Also, the potential private placement will cause your ownership percentage to decline substantially.

          The reverse stock split would be effected by filing an amendment to our sixth amended and restated certificate of incorporation, substantially in the form attached as Annex D to this proxy statement. The amendment would be filed prior to the consummation of the potential private placement but simultaneously with the filing of the amendment to increase our authorized capital stock. Our board of directors will decide on the exact ratio of the reverse stock split based on: prevailing trading prices of our common stock on the OTC Bulletin Board, the estimated size of the potential private placement and the estimated per share price of the 10% cumulative convertible preferred stock, and the steps that we will need to take in order to have our common stock listed again on the Nasdaq Stock Market.

          Accordingly, the board of directors is asking that the stockholders approve a range of reverse stock splits of not less than 1-for-15 and not more than 1-for-60; and further, that the board of directors be authorized to determine which of the reverse stock splits in the specified range, if any, to implement.

          Even if we complete the proposed private placement and the reverse stock split, we may not be able to meet the listing standards of the Nasdaq Stock Market. If we are unable to meet such requirements, we intend to maintain our listing with the OTC Bulletin Board.

          A vote in favor of this Proposal 2 will be a vote for approval of each of the reverse split ratios in the specified range and for the granting of authority to the board of directors to effectuate one of the reverse stock splits in the range as it deems advisable at the time the reverse stock split is to be effectuated. This Proposal 2 gives the board of directors the discretion to abandon the reverse stock split if the trading price of shares of our common stock increases above the Nasdaq Stock Market’s minimum trading price requirements prior to its implementation, or if market or other conditions make implementation of the reverse stock split inadvisable.

Implementation of the Reverse Stock Split

          If the stockholders approve the reverse stock split proposal and the board of directors determines it is appropriate to effectuate a reverse stock split, the board of directors would:

          (i)  Determine which, if any, of the reverse stock splits of not less than 1-for-15 and not more than 1-for-60 is advisable, based on market and other relevant conditions and the trading prices of our common stock at that time; and

          (ii)  Direct management to file an amendment to the sixth amended and restated certificate of incorporation with the Delaware Secretary of State that would specify that, as of the date of the filing, every 15 to 60 shares (depending on the reverse stock split selected by the board of directors) of our common stock outstanding would automatically be combined and converted into one share, with any fractional shares that result from the reverse stock split to be canceled and cash issued in lieu of issuing a fractional share. For example, if the board of directors selected a 1-for-15 reverse stock split, the amendment would specify that every 15 shares of our common stock outstanding be combined and converted into a single share.

Effects of the Reverse Stock Split

          If approved by our stockholders, the reverse stock split will be implemented by the board of directors, if determined to be appropriate, prior to the first closing of the potential private placement or in connection with the completion of a private placement of our securities.  The implementation of the reverse stock would result in an increase in the per share price of our common stock and, consequently, the per share price of the 10% cumulative convertible preferred stock, but a decrease in the number of shares you own.

          We provide a table below showing the approximate percentage reduction in the outstanding shares of common stock as a result of the reverse stock split, the approximate number of shares of 10% cumulative convertible preferred stock that would be issued in a $40 million financing, and the approximate number of shares of our capital stock that would be outstanding following the reverse stock split and the consummation of the potential $40 million private placement (assuming conversion of preferred stock to common stock).

          The information in the following table is based on 19,028,779 shares of common stock outstanding as of November 10, 2004, assumes conversion of the promissory notes and warrants issued to Toucan into 10%, cumulative convertible preferred stock and that we sell the 10% cumulative convertible preferred stock for $0.04 per share:

Proposed Reverse Stock Split	Percentage Reduction	Shares to Be Outstanding Post-Split	Post-Split Shares to Be Issued in a Potential $40 Million Private Placement	Shares Outstanding Post-Split and Post $40 Million Private Placement

1 for 15	93.3%	1,268,585	77,923,866	79,762,000
1 for 30	96.7	634,293	38,961,933	39,881,000
1 for 60	98.3	317,146	19,480,966	19,941,000

          The reverse stock split alone will not affect the number of shares of common stock that the board of directors is authorized to issue by our sixth amended and restated certificate of incorporation. However, it will have the effect of increasing the number of shares available for future issuance, because of the reduction in the number of shares that will be outstanding after giving effect to the reverse stock split. Except as disclosed in this proxy statement, we currently have no plans related to the authorized but unissued common stock. In the future, we may seek to raise additional funds through equity financings, issue shares in connection with an acquisition, issue shares in connection with a strategic alliance or other collaboration, or issue shares in connection with a merger.

Treatment of Fractional Shares

          Whichever reverse stock split ratio is selected, if any, implementation of a reverse stock split will result in some stockholders owning a fractional share of common stock. For example, if a 1-for-15 reverse stock split were to be implemented, the shares owned by a stockholder with 200 shares would be converted into 13-1/3 shares. To avoid such a result, stockholders that otherwise would be entitled to receive a fractional share of our common stock as a consequence of the reverse stock split will, instead, receive cash equal to the fair market value of the fractional share interest. The reverse stock split will result in some stockholders owning “odd lots” of fewer than 100 shares of our common stock as a result of the reverse stock split. Brokerage commissions and other costs of transactions in odd lot shares may be higher, particularly on a per-share basis, than the cost of transactions in “round lots” of even multiples of 100 shares.

Exchange of Stock Certificates

          If implemented by our board of directors, the combination of, and reduction in, the number of our outstanding shares as a result of the reverse stock split will occur automatically on the date that amendment to our sixth amended and restated certificate of incorporation effectuating the reverse stock split is filed with the Secretary of State of the State of Delaware (referred to as the effective date), without any action on the part of our stockholders and without regard to the date that stock certificates representing the shares prior to the reverse stock split are physically surrendered for new stock certificates.

          As soon as practicable after the effective date, transmittal forms will be mailed to each holder of record of certificates for shares of our common stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of our common stock such stockholder is entitled to receive as a result of the reverse stock split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each stockholder should surrender the certificates representing shares of our common stock in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of our common stock that he or she holds as a result of the reverse stock split.

Stockholders Should Not Send in Their Stock Certificates Until They Receive a Transmittal Form From Our Transfer Agent.

          After the effective date, each certificate representing shares of our common stock outstanding prior to the effective date, referred to as an old certificate, will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of our common stock into which the shares of our common stock evidenced by such certificate have been converted by the reverse stock split. However, the holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions payable by us after the effective date, until the old certificates have been surrendered. Such dividends and distributions, if any, will be accumulated, and at the time of surrender of the old certificates, all such unpaid dividends or distributions will be paid without interest.

Certain Federal Income Tax Considerations

          The following discussion describes certain federal income tax considerations relating to the reverse stock split. This discussion is based upon the Internal Revenue Code of 1986, referred to as the Code, existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date of this proxy statement. Any of these authorities could be repealed, overruled, or modified at any time, possibly retroactively and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. All stockholders should consult with their own tax advisors. This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws. STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION.

Tax Consequence to the Company

          We should not recognize any gain or loss as a result of the reverse stock split.

Tax Consequence to Stockholders

          No gain or loss should be recognized by a stockholder who receives only shares of our common stock as a result of the reverse stock split. The aggregate tax basis of the new shares received in the reverse stock split will be the same as the stockholder’s aggregate tax basis in the old shares exchanged therefor. The stockholder’s holding period for the new shares will include the period during which the stockholder held the old shares surrendered in the reverse stock split. Stockholders who have used the specific identification method to identify their basis in shares of our common stock combined in the reverse stock split should consult their own tax advisors to determine their basis in the post-reverse stock split shares that they will receive in exchange therefor. The holding period of post-reverse split common stock received will include the holding period for the pre-reverse split common stock exchanged therefor.

          Those stockholders who receive cash in lieu of a fractional share interest in our common stock will likely recognize a capital gain or loss for federal income tax purposes. Stockholders are advised to consult with their own tax advisor as to actual tax treatment of the cash received in lieu of receiving a fractional share of our common stock.

Vote Required

          The affirmative vote of the holders of a majority of the outstanding shares of common stock on October 22, 2004 will be required to approve the reverse stock split and amendment to our current sixth amended and restated certificate of incorporation.

Recommendation of the Board of Directors

          OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL AND THE AMENDMENT TO OUR SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL NUMBER 3

APPROVAL OF AMENDMENT TO OUR SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES

          Our current sixth amended and restated certificate of incorporation authorizes us to issue 140,000,000 shares. The total number of shares we are authorized to issue is 125,000,000 shares of common stock and 15,000,000 million shares of preferred stock. The board of directors has approved, subject to stockholder approval, an amendment to our sixth amended and restated certificate of incorporation substantially in the form of Annex E to increase the number of authorized shares of stock from 140,000,000 shares to 400,000,000 shares of which 300,000,000 shall be common stock and 100,000,000 shall be preferred stock.

          The proposed increase in the number of authorized shares will ensure that we have enough authorized shares to accommodate the full conversion of promissory notes and full exercise of warrants issued to Toucan in the bridge financing and to issue the necessary shares of 10% cumulative convertible preferred stock to the investors in the potential private placement, reserve an appropriate number of shares of convertible preferred stock for issuance pursuant to the warrants that we have committed to issue in the private placement, reserve an appropriate number of shares of common stock to accommodate the full conversion of the 10% cumulative convertible preferred stock and retain flexibility to issue additional shares of stock in the future in connection with equity offerings, mergers, acquisitions or strategic alliances. We have no immediate plans, arrangements, commitments, or understandings with respect to the issuance of any of the additional shares of common stock which would be authorized by the proposed amendment other than those described in this proxy statement.

Vote Required

          The affirmative vote of the holders of a majority of the outstanding shares of common stock on October 22, 2004 will be required to approve the increase in the number of our authorized shares and amendment to our current sixth amended and restated certificate of incorporation.

Recommendation of the Board of Directors

          OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES.

EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

          Our executive officers and directors, and their ages and positions as of November 10, 2004, are as follows.

Name	Age	Position

Alton L. Boynton, Ph.D.	60	President, Chief Scientific Officer, Chief Operating Officer, Secretary and Director

Marnix Bosch, Ph.D.	44	Vice President of Vaccine Research and Development

Larry L. Richards	60	Controller (Principal Financial and Accounting Officer)

Randall L-W. Caudill, Ph.D.	57	Director

Wayne L. Pines	60	Director

Alton L.  Boynton, Ph.D.  Dr. Boynton co-founded our company, has served as Secretary since August 2001, has served as our Executive Vice President since July 2000, has served as our Chief Scientific Officer and a director since our inception in 1998, was appointed our Chief Operating Officer in August 2001, and appointed President in May 2003.  Dr. Boynton has also served as Director of the Department of Molecular Medicine of Northwest Hospital from 1995-2003 where he coordinated the establishment of a program centered on carcinogenesis.  Prior to moving to Seattle, Dr. Boynton was Associate Director of the Cancer Research Center of Hawaii, The University of Hawaii, where he also held the positions of Director of Molecular Oncology of the Cancer Research Center and Professor of Genetics and Molecular Biology.  Dr. Boynton received his Ph.D.  in Radiation Biology from the University of Iowa in 1972.

Marnix L.  Bosch, Ph.D.  Dr. Bosch joined our company in 2000, and has served as our Vice President for Vaccine R&D since July 2001.  Prior to joining us, Dr. Bosch was a member of the faculty of the Department of Pathobiology at the University of Washington, and he continues to serve that Department as an Affiliate Associate Professor.  He worked at the National Institutes of Health (Bethesda, MD) and the National Institutes of Health and Environmental Protection (Bilthoven, the Netherlands) prior to joining the University of Washington.  He has authored more than 40 research publications in virology and immunology, and is an inventor on several patent applications on dendritic cell product manufacturing.  Dr. Bosch obtained his Ph.D.  in Medicine at the University of Leiden, the Netherlands in 1987 and earned an MBA from the University of Washington in 2003.

Larry L.  Richards.  Mr.   Richards joined us in 1998 as our Controller.  Prior to joining us, Mr.   Richards was Controller for the Department of Molecular Medicine of Northwest Hospital from 1995-1998.  Mr.   Richards has held positions as Director of a for-profit 4-year proprietary Business College, a small business owner, and from 1968 through 1985, Mr.   Richards held positions of managerial responsibility for Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc.  Mr.   Richards earned a B.S.  in Business Administration from Southern Colorado State College in Colorado and a MBA from Pepperdine University, Los Angeles, California.

Randall L-W. Caudill, Ph.D.  Dr. Caudill has served as a director since July 1998.  Since April 1997, Dr. Caudill has been President of Dunsford Hill Capital Partners, a financial consulting firm serving early-stage health care and technology companies.  Dr. Caudill was, from 1987 to 1997, a Senior Advisor to Prudential Securities, a full-service investment bank, where he served in various capacities, including Head of their Mergers and Acquisitions Department and Co-Head of their Investment Bank.  He also currently serves as a director of MediQuest Therapeutics, Inc., SCOLAR Pharma, Inc., Helix BioMedix, Inc., Ramgen Power Systems, Inc. and VaxGen, Inc., as well as several non-profit entities.  Dr. Caudill received a D. Phil. from Oxford University, where he was a Rhodes Scholar, and an M.P.P.M. from Yale University.

Wayne L. Pines.  Mr. Pines is an international consultant on FDA-related regulatory and media issues and on corporate crisis management.  Since 1993, he has been President of Regulatory Services and Healthcare at APCO Worldwide in Washington, D.C.  Prior to that, Mr. Pines was Executive Vice President of Burson-Marsteller, the international public relations agency.  Mr. Pines served for ten years at the FDA, as Chief of Consumer Education and

Information, Chief of Press Relations and Associate Commissioner for Public Affairs.  Mr. Pines is a member of the Research Advisory Board of the National Organization for Rare Disorders and was a member of the Public Health Service’s first Task Force on AIDS Education.  He has served as a director of other biotech companies.  A frequent lecturer at educational conferences, he is a graduate of Rutgers University.

Board of Directors

          Our board of directors consists of two non-employee directors and one director who is currently employed by the company.  Due to diminished resources and uncertainty about or ability to continue to as a going concern, we have not adopted a “code of ethics” as defined by the Securities and Exchange Commission or created a nominating and corporate governance committee of the board of directors. None of our directors meet the definition of “audit committee financial expert” as defined by the Securities and Exchange Commission.  We do not expect to adopt a code of ethics or appoint an audit committee financial expert until we know for certain that we can continue as a going concern.

Information on Committees of the Board of Directors and Meetings

          The Board of Directors created an Audit Committee and a Compensation Committee on June 21, 2001.  These committees do not have formal meeting schedules, but are required to meet at least once each year.  During the 2003 fiscal year, there were nine meetings of the Board of Directors, including six meetings of the Audit Committee and two meetings of the Compensation Committee with the Board as a whole.  Each director, attended at least seventy-five percent (75%) of those meetings.

          Current members of the Audit Committee are Dr. Caudill and Mr. Pines.  The Audit Committee is responsible for recommending the company’s independent auditors and reviewing the scope, costs and results of the audit engagement.

          During the 2003 fiscal year members of the Compensation Committee were Dr. Hakkon Ragde, a former director, and Mr. Pines.  Mr. Pines and Dr. Caudill are the current members of the Compensation Committee.  The Compensation Committee is responsible for determining the overall compensation levels of the company’s executive officers and administering the company’s stock option plans.

          We have not adopted a formal policy on board member attendance at stockholder meetings. One member of our board of directors has indicated his intent to attend the Annual Meeting.  All of our directors attended the 2003 annual meeting.

Compensation Committee Interlocks And Insider Participation

          During the 2003 fiscal year neither Dr. Ragde nor Mr. Pines had any relationship or transactions with the company required to be disclosed pursuant to Item 402(j) or Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Director Nominating Process

          As stated above we do not have a nominating committee of the board of directors. The board of directors is responsible for identifying and recommending to itself the nominees that stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders. In nominating candidates, the board of directors consider several factors, including but not limited to judgment, skill, experience with business and other organizations, the candidates experience relative to the experience of other members of the board of directors and to the extent which the candidate would be a desirable addition to the board or any of the committees of the board of directors. The board of directors has not established any minimum qualifications for recommended nominees. The board of directors will consider the qualifications of director candidates put forth by stockholders. There are no differences in criteria used or the manner in which the board of directors evaluates a nominee for director who is recommended by a stockholder. Director candidate recommendations by stockholders must be made by notice in writing, delivered or mailed by first-class United States mail, postage prepaid, to the corporate secretary of the company, 22322 – 20th Avenue SE, Suite 150, Bothell, Washington 98021 and indicate on the envelope “Board of Directors/Nomination of Directors.” The notice must be received by the corporate secretary not less than 90 days and no more than 120 days prior to the anniversary of the immediately preceding annual meeting of stockholders

18

called for the election of directors. However, if the annual meeting is called for a date that is not within 30 days before or after the anniversary date, or no annual meeting was held in the immediately preceding year, notice by the stockholder in order to be timely must be received no later than the close of business on the tenth day following the day on which the notice of the annual meeting date was mailed to stockholders. The notice must provide the following information for each proposed nominee who is not an incumbent director that the stockholder wishes to nominate:

•	The name, age, business address and residence address of the person;

•	The principal occupation or employment of the person;

•	The class or series number of shares of capital stock of the corporation which are owned beneficially or directly by the person; and

•

Any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of director pursuant to Section 14 of the Securities Exchange Act of 1934, as amended and related rules and regulations.

          The notice must also provide the following information about the stockholder giving the notice:

•	The name and record address of the stockholder;

•	The class or series number of shares of capital stock of the corporation which are owned beneficially or by record by the stockholder;

•

A description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination is to be made by the stockholder;

•	A representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice; and

•

Any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and related rules and regulations.

          The notice must be accompanied by a written consent of each proposed nominee to be named as a named nominee and to serve as a director if elected. No director candidates were recommended by our stockholders for election at the Annual Meeting.

Communications with Directors

          We do not presently have a system in place allowing our stockholders to communicate directly with members of our board of directors due to limited corporate resources and uncertainty of our ability to continue as a going concern.  If we are able to complete a private placement of our capital stock we intend to establish a process through which our stockholders can communicate with our board of directors.

Director Compensation

          Nonemployee directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with each board or board committee meeting attended.  Non-employee directors will each receive, automatically on an annual basis, equity incentives in the form of stock option grants.  These option grants are exercisable for $0.01 per share and vest six months following the date of grant.  In 2004, non-employee directors will receive the following compensation:

          • $1,000 for each board meeting attended;

          • $500 for each committee meeting attended;

          • $500 for each scheduled telephonic meeting participated in; and

          • an option to acquire 5,000 shares of our common stock.

          Under our existing arrangement for compensating nonemployee directors, the option grants referenced above would have an exercise price of $0.01 per share.  If these options are granted with that exercise price, this would trigger economic antidilution adjustments of the securities issued to Toucan unless Toucan agrees to waive its rights to these adjustments.  Triggering of these adjustments would result in Toucan’s notes becoming convertible into a significantly greater number of shares and certain of Toucan’s warrants becoming exercisable at significantly reduced exercise prices.  Toucan is under no obligation to waive the antidilution adjustments in its securities and has not expressed any intention to do so under these circumstances.  If Toucan does not agree to waive its antidilution rights, the board of directors will consider alternative measures to avoid triggering Toucan’s antidilution rights.

CERTAIN TRANSACTIONS

Certain Relationships and Related Transactions

          We believe that each of the transactions described below was carried out on terms that were no less favorable to us than those that would have been obtained from unaffiliated third parties.  Any future transactions between us and any of our directors, officers or principal stockholders will be on terms no less favorable to us than could be obtained from unaffiliated third parties and will be approved by a majority of the independent and disinterested members of the board of directors.

Related Party Transactions

          On November 13, 2003, we entered into an Amended and Restated Employment Agreement with our President, Chief Operating Officer, Chief Science Officer and Secretary, wherein we eliminated any potential award of severance compensation in exchange for a one-time payment of $281,571.  We also eliminated any potential award of severance compensation, totaling $33,635, to our Vice President of Vaccine Research and Development and our Controller.  Subsequently, the after-tax portion of those payments, totaling $210,000, was invested in the company on November 13, 2003 in exchange for the company issuing a secured convertible promissory note and warrants to purchase capital stock.

          The November 13, 2003 notes have a 24-month term, accrue interest at an annual rate equal to the prime rate plus 2% and are convertible into our capital stock.  The conversion price is $0.10 per share.

          As part of the November 13, 2003 investment, the investors received warrants initially exercisable for an aggregate of 3.7 million shares of our common stock, expiring November 2008 subject to certain antidilution adjustments, at an exercise price equal to the lesser of (i) $0.10 per share or (ii) a 35% discount to the average closing price during the twenty trading days prior to the first closing of the sale by us of the 10% cumulative convertible preferred stock as contemplated by the Amended and Restated Recapitalization Agreement but not less than $0.04 per share.

          On December 9, 2002, we entered into an Assignment and License Agreement with Medarex, Inc.  Pursuant to this agreement we sold certain of our intellectual property to Medarex, acquired certain intellectual property from Medarex and acquired rights to certain additional intellectual property from Medarex.  We also issued Medarex 2.0 million shares of our common stock and warrants to purchase 800,000 shares of our common stock.  The common stock was issued in three separate transactions on December 26, 2002, January 8, 2003 and February 9, 2003.  The warrants were also issued in three separate transactions on December 26, 2002, January 8, 2003 and February 9, 2003 at exercise prices of $0.216 per share, $0.177 per share and $0.102 per share respectively.

          Also pursuant to this agreement, we received $3.0 million consisting of $1.0 million in cash and two payments of $1.0 million each payable in Medarex common stock.  Medarex guaranteed the value of each payment of common stock at $1.0 million if sold within 30 days of issuance.  Remaining Medarex common stock that had not been sold at December 31, 2002 was recorded as marketable securities and the $1.0 million issued in January 2003 was included as a receivable from Medarex at December 31, 2002.  All such securities were sold by February 10, 2003.

          On June 20, 2003, under a First Amendment to Assignment and License Agreement with Medarex, we released Medarex from future royalty obligations in exchange for a cash payment of $816,000.  The purchase price of $816,000 was negotiated based on the expected discounted net present value of a future 2% royalty obligation under the Assignment and License Agreement.  We received the cash payment on July 1, 2003.

Toucan Financing

          In an effort to continue to fund our operations, on April 26, 2004 we entered into a Recapitalization Agreement with Toucan Capital Fund II, L.P.  In connection with the Recapitalization Agreement we issued to Toucan four 10% convertible promissory notes in the aggregate principal amount of $1.1 million.  We also issued Toucan warrants to purchase an aggregate of 66.0 million shares of our capital stock.  On July 30, 2004, we amended and restated the Recapitalization Agreement.  In connection with the Amended and Restated Recapitalization Agreement, Toucan loaned us an additional $2 million in exchange for the issuance by us of a 10% convertible promissory note.  We also issued Toucan warrants to purchase an aggregate of 20 million shares of our capital stock.  We amended the Amended and Restated Recapitalization Agreement on October 22, 2004 and on November 10, 2004.  In connection with the amendments, Toucan loaned us $500,000 on October 22, 2004 and $500,000 on November 10, 2004 in exchange for the issuance by us of two 10% convertible promissory notes dated October 22, 2004 and November 10, 2004, respectively.  We also issued Toucan two warrants to purchase an aggregate of 10 million shares of our capital stock.

          Bridge Funding

          Pursuant to the Amended and Restated Recapitalization Agreement and the promissory notes issued to Toucan, we have agreed to cooperate with Toucan and use our collective best efforts to restart our development programs and to take the necessary actions to enable us to ultimately complete the potential private placement.  At its election, Toucan will lead these activities after consultation with us.  These activities include but are not limited to: (i) negotiation and execution of contract manufacturing arrangements for good manufacturing practice sourcing and handling of dendritic cells; (ii) analysis of our intellectual property; (iii) identification and pursuit of additional antigens to establish a product pipeline for us, through negotiation and execution of binding letters of intent or agreements for one or more licensing and/or merger and acquisition transactions; (iv) evaluation of the antigen for our prostate cancer clinical trial and related production and regulatory issues; (v) clarification and analysis of licensing terms and costs for license of IL-4; (vi) preparation of an updated business plan, budgets, regulatory plan, manufacturing plans, and intellectual property analyses; (vii) preparation of an investor package and due diligence binders to facilitate review and due diligence by prospective investors in the potential private placement; (viii) evaluation of potential structures for the potential private placement; (ix) analysis and determination, satisfactory to Toucan, of what reverse stock splits should be taken by us (including terms, conditions and timing), and preparations for implementation of the transactions decided upon, including, without limitation, Toucan’s consent and regulatory filings; and (x) planning for syndication of the potential private placement, and determination of the amounts and timing of such financing.

          Conversion Of Notes

          Automatic Conversion

          The principal amount of the bridge notes as well as any accrued and unpaid interest will automatically convert into 10% cumulative convertible preferred stock in the event investors, other than Toucan, have purchased for cash a minimum of $15.0 million of 10% cumulative convertible preferred stock on the terms set out in the term sheet.  The conversion price for any automatic conversion will be the lowest nominal or effective price per share paid by other investors who purchase our 10% cumulative convertible preferred stock (excluding shares issuable upon exercise of the bridge warrants).

          Discretionary Conversion

          Until, and/or in the absence of a purchases for cash of a minimum of $15 million of 10% cumulative convertible preferred stock on the terms set out in the term sheet, by investors other than Toucan, Toucan may, in its sole discretion, elect to convert any or all of the principal and/or interest due under the notes into any of our equity securities and/or debt security and/or any combination thereof.  Toucan has this right for so long as any principal or interest under the notes is unpaid, and, as applicable, at any time on or before the expiration of the thirty (30) day notice period required under the notes in the event the we wish to prepay the notes.

          The conversion price for any discretionary conversion will be the lowest of (i) with certain exceptions, the lowest nominal or effective price per share paid by any investor at any time on or after the date one year prior to April 26, 2004, (ii) with certain exceptions, the lowest nominal or effective price at which any investor is entitled to acquire shares (including, without limitation, through purchase, exchange, conversion or exercise) pursuant to any other security, instrument, or promise, undertaking, commitment, agreement or letter of intent of the company outstanding on or after April 26, 2004 or granted, issued, extended or otherwise made available by the company at any time on or after the date one year prior to April 26, 2004 (regardless of whether currently exercisable or convertible), and (iii) the lesser of $0.10 per share or a 35% discount to the average closing price per share of the common stock during any twenty consecutive trading days (beginning with the twenty consecutive trading days prior to April 26, 2004) provided, however, that in no event shall the price per share calculated under clause (iii) be less than $0.04 per share.

          As of November 10, 2004, Toucan had the right to acquire up to approximately 105 million shares of our capital stock upon conversion of outstanding principal of $4.1 million and interest of approximately $114,328 under the bridge loans, and up to 96 million shares upon exercise of warrants.  This represents a beneficial ownership of approximately 91.4% of our outstanding capital stock on an as converted basis as of November 10, 2004.

          Bridge Warrants

          In connection with the bridge funding Toucan received warrants to purchase an aggregate of 96 million shares of our capital stock.  The bridge warrants are currently exercisable and can be exercised for up to seven years from their respective original issuance dates.  With respect to warrants to purchase up to 66 million shares, the exercise price is $0.01 per share (subject to adjustment for stock dividends, stock splits, certain dilutive issuances and similar transactions, as more fully provided in the bridge warrants).  With respect to the remaining warrants, the exercise price is the lesser of: (i) $0.10 per share (subject to adjustment) or (ii) a 35% discount to the average closing price per share of the common stock during the twenty trading day period prior to the first sale of 10% cumulative convertible preferred stock in the potential private placement (subject to adjustment, and with the limitation that the exercise price of these warrants will be no less than $0.04 per share pursuant to this clause; provided, however, they are subject to downward adjustment in the event that we sell or are deemed to have sold shares of our stock to parties other than Toucan for less than $0.04 per share).  In the event the issuance of the 10% cumulative convertible preferred stock is approved and authorized, and investors other than Toucan have closed on the purchase in cash of a minimum of $15 million of such 10% cumulative convertible preferred stock, then the bridge warrants will be exercisable for such 10% cumulative convertible preferred stock.  In the event that the 10% cumulative convertible preferred stock is not approved or authorized, or if investors other than Toucan have not closed on the purchase for cash of at least $15 million of our 10% cumulative convertible preferred stock, then the bridge warrants will be exercisable for any equity security and/or debt security and/or any combination thereof in each case that Toucan shall designate in its sole discretion.

          In addition to Toucan’s right of first refusal described in Proposal 1, in the event that we propose to authorize or issue any equity security and/or debt security, Toucan has a right of first refusal to purchase any or all of such equity security and/or debt security, through the conversion of any or all of its notes and the exercise of any or all of its bridge warrants.  However, if we issue at least $15 million of 10% cumulative convertible preferred stock on the terms set forth in the term sheet to investors other than Toucan for cash (which would trigger the automatic conversion of Toucan’s notes into 10% cumulative convertible preferred stock as described above), Toucan’s right of first refusal would relate solely to the purchase of 10% cumulative convertible preferred stock.  This right of first refusal applies at each closing of the issuance of any such equity security and/or debt security, so long as any notes or bridge warrants are outstanding.   This right of first refusal applies regardless of whether or not Toucan leads or otherwise participates in any such financing.

Binding Term Sheet

          As part of the Amended and Restated Recapitalization Agreement, we have already agreed to the principal terms of the equity financing with Toucan pursuant to the binding term sheet.  As noted above, the exact terms of the financing, if any, may be on terms different from those set forth in the term sheet.  The description of the terms included in the term sheet is set forth in Proposal 1.

Employee Agreements

          On November 13, 2003, we entered into an Amended and Restated Employment Agreement with Dr. Boynton, our President, Chief Operating Officer, Chief Science Officer and Secretary, wherein we eliminated any potential award of severance compensation in exchange for a one-time payment of $281,571.  The $183,000 after-tax portion of this payment was invested in our November 13, 2003, Secured Convertible Promissory Note and Warrant financing.  Although the term of this employment agreement expired on January 31, 2004, Dr. Boynton continues to serve at the discretion of the Board of Directors.

Cognate Agreement

          We entered into a service agreement with Cognate Therapeutics, Inc. on July 30, 2004.  Cognate is a contract research organization, majority owned by Toucan and two of the principals of Toucan are board members of Cognate.  Under the contract, we are committed to using Cognate’s services in manufacturing drugs, regulatory advice, research and development, preclinical activities and managing clinical trials.  The initial term of the contract is two years and includes a penalty of $4.0 million if we cancel the contract within one year and $2.0 million if we cancel the contract after one year as well as payment for all services performed in winding down any ongoing activities. The company entered into this contract after consultation with an independent expert in the field of Good Manufacturing Practices (GMP), regulatory affairs, and clinical trial activities.  As of September 30, 2004 we have paid Cognate approximately $1.5 million under the contract.

SUMMARY COMPENSATION TABLE

Executive Compensation

          The following table sets forth certain information concerning compensation paid or accrued to our former Chief Executive Officer, the three most highly compensated executive officers of the company whose salary and bonus for the company’s fiscal year ended December 31, 2003 were in excess of $100,000 and two additional individuals for whom disclosure would have been required but for the fact that the individual no longer served as an executive officer for services rendered to the company in all capacities during each of the years in the three-year period ended December 31, 2003.  We refer to these officers in this document as the named executive officers:

	Fiscal Year	Annual Compensation			Long-Term Compensation Option Grants	All Other Compensation (1)

Name and Principal Position		Salary		Bonus

Daniel O.Wilds	2003	$159,231	(2)	$0	100,000	$314,799	(3)
Former chairman of the board of directors,	2002	$375,108		$0	0	$35,044
and, former chief executive officer	2001	$299,000		$135,000	79,300	$10,259

Alton L.Boynton, Ph.D.	2003	$288,967		$0	100,000	$294,909	(4)
president, chief operating	2002	$331,262		$0	0	$43,494
officer, chief scientific officer	2001	$265,000		$92,750	79,300	$14,464
and secretary

Marnix L.Bosch, Ph.D.	2003	$159,710		$0	130,000	$32,872	(5)
vice president of vaccine	2002	$158,208		$0	12,500	$13,035
research and development	2001	$137,927		$21,750	5,000	$9,296

Patricia A.Lodge, Ph.D.	2003	$132,703	(6)	$0	130,000	$20,450	(7)
Former vice president of operations and	2002	$147,111		$0	15,000	$28,191
process development	2001	$130,000		$21,000	0	$8,849

Eric Holmes, Ph.D.	2003	$127,071	(8)	$0	50,000	$65,839	(9)
Former vice president of biomedical	2002	$188,540		$0	10,000	$29,010
research and development	2001	$178,000		$28,260	10,000	$11,731

(1)

All Other Compensation for each of the years in the three-year period ended December 31, 2003 consists of company paid premiums on term life insurance coverage up to 1.5 times the employee’s annual salary, earned but unpaid accrued vacation payments, matching contribution on 401(k) up to a maximum of $3,000, and employer paid medical benefits.

(2)	Mr. Wilds resigned on February 18, 2004.

(3)

Includes $281,252 in severance and $29,028 of earned but unpaid vacation payments to Mr.   Wilds upon the termination of his employment with the company on May 31, 2003.  Mr.   Wilds resigned as the company’s non-compensated Chief Executive Officer and as Chairman of the company’s Board of Directors on February 18, 2004.

(4)

Includes $281,572 in severance payment to Dr. Boynton.  The after tax portion of the severance of $183,000 was invested in the company’s November 13, 2003 Secured Convertible Note and Warrants financing.

(5)	Includes $19,570 in severance payment to Dr. Bosch. The after tax portion of the severance of $16,000 was invested in the company’s November 13, 2003 Secured Convertible Note and Warrants financing.

(6)	Dr. Lodge resigned on February 27, 2004.

(7)	Includes $11,846 in severance payment to Dr. Lodge upon the termination of her employment in December 2002. Dr. Lodge was rehired on February 28, 2003 and again resigned on February 27, 2004.

(8)	Dr. Holmes resigned on September 5, 2003.

(9)	Includes $30,144 in severance and $24,774 of earned but unpaid vacation payments to Dr. Holmes upon the termination of his employment with the company on September 5, 2003.

Option Grants in the 2003 Fiscal Year

          The following table sets forth information concerning option grants during the 2003 to the named executive officers.  The percentage of total options set forth below is based on an aggregate of 895,000 options granted to employees for the year ended December 31, 2003.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Terms (6)

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in 2003	Exercise or Base Price Per Share	Expiration Date

					5%	10%

Daniel O.Wilds (1)	100,000	11.2%	$0.09	02/18/2013	$5,660	$14,344
Alton L.Boynton, Ph.D. (2)	100,000	11.2%	$0.09	02/18/2013	$5,660	$14,344

Marnix L.Bosch, Ph.D. (3)	50,000	14.5%	$0.09	02/18/2013	$2,830	$7,172
	80,000		$0.12	12/01/2013	$6,037	$15,300

Patricia A.Lodge, Ph.D. (4)	50,000	14.5%	$0.09	02/18/2013	$2,830	$7,172
	80,000		$0.12	12/01/2013	$6,037	$15,300

Eric Holmes, Ph.D. (5)	50,000	5.6%	$0.09	02/18/2013	$2,830	$7,172

(1)	Mr. Wilds’ stock options, when employed by the company, generally vested over a three-year period at the rate of 2.7% monthly.

(2)	Dr. Boynton’s stock options generally vest over a three-year period at the rate of 2.7% monthly.

(3)	Dr. Bosch’s stock options generally vest over a four-year period, 25% on the one-year anniversary of the grant and 2% each month thereafter.

(4)	Dr. Lodge’s stock options generally vest over a four-year period, 25% on the one-year anniversary of the grant and 2% each month thereafter.

(5)	Dr. Holmes’ stock options, when employed by the company, generally vested over a four-year period, 25% on the one-year anniversary of the grant and 2% each month thereafter.

(6)

These assumed rates of appreciation are provided in order to comply with requirements of the Securities and Exchange Commission, and do not represent the company’s expectation as to the actual rate of appreciation of the Common Stock.  The actual value of the options will depend on the performance of the Common Stock, and may be greater or less than the amounts shown.

Aggregated Option Exercises in Fiscal Year Ended December 31, 2003 and Fiscal Year End Option Values

          The following table provides option exercise information for the executive offices named in the summary compensation table.  The table shows the number of shares acquired and the value realized upon exercise of stock options during 2003 and the exercisable and unexercisable options held at December 31, 2003.  The “Value Realized” and the “Value of Unexercised In-the-Money Options” shown in the table represents an amount equal to the difference between the market value of our common stock on December 31, 2003 and the option exercise price, multiplied by the number of shares acquired on exercise and the number of unexercised in-the-money options.  These calculations do not take into account the effect of any taxes that may be applicable to the option exercises.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-The-Money Options at Fiscal Year End

			Exercisable	Unexercisable	Exercisable	Unexercisable

Daniel O.Wilds	0	$0.00	644,599	85,402	$27, 779	$72,222
Alton L.Boynton, Ph.D.	0	$0.00	168,925	80,071	27, 779	72,222
Marnix L.Bosch, Ph.D.	0	$0.00	13,852	152,409	0	0
Patricia A.Lodge, Ph.D.	0	$0.00	14,623	139,711	0	0
Eric Holmes, Ph.D.	0	$0.00	15,834	0	0	0

Equity Compensation Plans

          The following table provides information as of September 30, 2004 about the new common stock that may be issued upon the exercise of options and rights that have been or may be granted to employees and members of our board of directors under all of our existing equity compensation plans.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options and Other Rights	Weighted-Average Exercise Price of Outstanding Options and Other Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans

Equity compensation plans approved by our stockholders (a)	919,488	$0.6035	3,575,250

Equity compensation plans not approved by the company’s shareholders	0	0	0

Total	919,488	$0.6035	3,575,250

(a)

These plans consist of the company’s 1998 Stock Option Plan, the 1999 Executive Stock Option Plan, the 2001 Stock Option Plan, the Employee Stock Purchase Plan and the 2001 Nonemployee Director Stock Incentive Plan.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          The Compensation Committee is responsible for establishing and administering the company’s policies that govern compensation and benefit practices for the company’s employees.  The Committee also evaluates the performance of the executive officers for purposes of determining their base salaries, cash-based and equity-based incentives and related benefits.  The Compensation Committee is comprised of two non-employee directors, Wayne L. Pines and Dr. Randall Caudill.  The Compensation Committee held two meetings during fiscal 2003.  All members of the Committee attended at least 75% of the meetings of the Committee during fiscal 2003.

Compensation Goals

          Northwest Biotherapeutics’ philosophy regarding executive compensation is to attract and retain highly qualified people by paying competitive salaries, and to link the financial interests of Northwest Biotherapeutics’ senior management to those of the company’s stockholders by also tying compensation to the achievement of operational and financial objectives.  The company’s compensation package for its officers includes both short-term and long-term features in the form of base salary and equity-based incentives in the form of stock options which are granted periodically at the discretion of the Committee.

Base Salaries

          Base salaries for all executive officers are reviewed annually.  The Committee reviews the compensation of the President and Chief Executive Officer.  The President and Chief Executive Officer reviews the compensation of the other executive officers.  The Compensation Committee also consults with the President and Chief Executive Officer with respect to the compensation package for all other executive officers.  In evaluating salaries, each officer’s individual performance during the prior year, as well as salary levels in the biotechnology industry for comparable positions, are considered.  In determining how the respective officer contributes to the Company, current corporate performance, as well as the potential for future performance gains, are considered.  No specific weight is attributed to the foregoing for purposes of determining base salaries.

Equity-Based Incentives

          The company provides its executive officers with long-term incentives through its 1998 Stock Option Plan, 1999 Executive Stock Option Plan, 2001 Stock Option Plan, and Employee Stock Purchase Plan.  The primary objective of these plans is to provide an incentive for employees to make decisions and take actions that maximize long-term stockholder value.  The plans are designed to promote this long-term focus by using discretionary grants and long-term vesting periods.  Subject to the terms of the plans, the Committee determines the terms and conditions of options granted under the plans, including the exercise price.  For various motivation and retention considerations, option awards granted subsequent to the company’s initial public offering in December 2001 generally vest over four years.  The Committee believes that stock options provide an incentive for employees, allowing the company to attract and retain high quality management and staff.

Compensation of the President and Chief Executive Officer

          In assembling the compensation package for the President and Chief Executive Officer, the Committee considers the annual and long-term performance of the company, the performance of the President and Chief Executive Officer, and the cash resources and needs of the company.  Although the Committee’s overall goal is to set the President and Chief Executive Officer’s salary at the median base for competitors that are similar in industry size and performance, the actual level approved by the Committee may be higher or lower based upon the Committee’s subjective evaluation of the foregoing.  Consistent with the foregoing, the Compensation Committee set the base salary for the President and Chief Executive Officer at $317,863 for fiscal 2003 but Dr. Boynton voluntarily agreed to a ten percent reduction in base salary and actually received $288,967.  The President and Chief Executive Officer did not receive a bonus and was not granted stock options to purchase shares of the company’s Common Stock during fiscal 2003.

COMPENSATION COMMITTEE

Wayne L. Pines

REPORT OF THE AUDIT COMMITTEE

          The board of directors has a standing Audit Committee, which provides the opportunity for direct contact between the company’s independent accountants and the board.  The board of directors has adopted a written charter for the Audit Committee.  The Audit Committee has responsibility for recommending the appointment of the company’s independent accountants, supervising the finance function of the company (which include, among other matters, the company’s investment activities), reviewing the company’s internal accounting control policies and procedures, and providing the board such additional information and materials as it may deem necessary to make the board aware of significant financial matters which require board attention.  The Audit Committee held six meetings during fiscal 2003.  The current members of the Audit Committee are Dr. Randall Caudill and Wayne L. Pines.  Each member of the Audit Committee is an independent director, as defined by the rules of the National Association of Securities Dealers, Inc.

          The Audit Committee of the board of directors for fiscal 2003 has reviewed and discussed the company’s audited financial statements for fiscal 2003 with the company’s management.  The Audit Committee has discussed with KPMG LLP, the company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No.  61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.  The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No.  1 and has discussed with KPMG LLP its independence.  Based on the review and discussions described above, among other things, the Audit Committee recommended to the board of directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for fiscal 2003.

AUDIT COMMITTEE

Dr. Randall L-W. Caudill Wayne L. Pines

November 22, 2004

STOCK PRICE PERFORMANCE

          The following graph compares the cumulative total return of company common stock, Nasdaq Stock Market Composite Index and Nasdaq Biotechnology Index for the period between the company’s initial public offering on December 14, 2001 and its fiscal year end on December 31, 2003.  The cumulative total return of company common stock assumes $100 invested on December 14, 2001 in Northwest Biotherapeutics, Inc.  common stock.

PROPOSAL NO. 4:

ELECTION OF DIRECTORS

          One Class III director will be elected at the Annual Meeting, to hold office until the 2007 Annual Meeting of Stockholders and until his successor has been elected and qualified (or his earlier resignation or removal).

          The board of directors has nominated Alton L. Boynton for election as a Class III member of the board of directors, to serve until the 2007 Annual Meeting of Stockholders and until his successor has been elected and qualified.

          Unless otherwise directed, the persons named in the proxy intend to vote all proxies for the election of Mr. Boynton to his position on the board of directors.  The nominee has consented to serve as one of our directors if elected.  If, at the time of the Annual Meeting Mr. Boynton is unable or declines to serve as a director, the discretionary authority provided in the enclosed proxy will be exercised to vote for a substitute candidate designated by the board of directors.  The board of directors has no reason to believe that Mr. Boynton will be unable or will decline to serve as a director.

          Information on the Director nominee follows:

Name	Age	Director Since	Principal Occupation and Business Experience for the Past Five Years

Alton L. Boynton, Ph.D	60	7/29/98	President, Chief Operating Officer, Chief Scientific Officer, Secretary and Director

          Alton L.  Boynton, Ph.D.  Dr. Boynton co-founded our company, has served as Secretary since August 2001, has served as our Executive Vice President since July 200, has served as our Chief Scientific Officer and a director since our inception in 1996, was appointed our Chief Operating Officer in August 2001, and appointed President in May 2003.  Dr. Boynton has also served as Director of the Department of Molecular Medicine of Northwest Hospital from 1995-2003 where he coordinated the establishment of a program centered on carcinogenesis.  Prior to moving to Seattle, Dr. Boynton was Associate Director of the Cancer Research Center of Hawaii, The University of Hawaii where he also held the positions of Director of Molecular Oncology of the Cancer Research Center and Professor of Genetics and Molecular Biology.  Dr. Boynton received his Ph.D.  in Radiation Biology from the University of Iowa in 1972.

Vote Required

          The nominee receiving the greatest number of votes cast by shares represented in person or by proxy at our Annual Meeting will be elected.

          OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF DR. BOYNTON AS CLASS III MEMBER OF THE BOARD OF DIRECTORS OF THE COMPANY.

PROPOSAL NO. 5:

RATIFICATION OF APPOINTMENT OF AUDITORS

General

          The board of directors, acting upon the recommendation of our audit committee, has appointed KPMG LLP (KPMG) as auditors of the company for the fiscal year ending December 31, 2004.  KPMG has audited the accounts of the Company since February 15, 2001.  Representatives of KPMG are expected to attend the meeting and will have the opportunity to make a statement and to respond to appropriate questions from stockholders.  In the event stockholders do not ratify the appointment by a majority of the votes cast, represented in person or by proxy, the selection of auditors will be reconsidered by the board of directors.

Principal Accountant Fees and Services

Audit Fees

          We paid the following fees to KPMG for the fiscal years ended December 31, 2003 and 2002:

Fiscal Year Ended December 31:	2003	2002

Audit Fees	$92,935	$92,604
Audit-Related Fees	$—	$—
Tax Fees	$9,000	$10,500
All Other Fees	$—	$—

	$101,935	$103,104

          Audit fees primarily include services for auditing our financial statements along with reviews of our interim financial information included in our Forms 10-K and 10-Q.  KPMG’s work on these two audits was performed by full time, regular employees and partners of KPMG.

          Tax consulting and tax compliance fees in both the current year and prior year relate to state tax returns and miscellaneous state and local tax audits.

Vote Required

          The ratification of the appointment of KPMG as our auditors requires that the number of votes cast in favor of ratification exceeds the number of votes cast against ratification.

Recommendation of the Board of Directors

          OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP TO SERVE AS THE COMPANY’S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 (the Exchange Act) requires the company’s directors, executive officers and persons who own more than 10% of any class of the company’s capital stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership and to provide copies of such reports to the company.  Based solely on a review of copies of reports made pursuant to Section 16(a) of the Exchange Act and the related regulations, the company believes that during fiscal year 2003 all filing requirements applicable to its directors, executive officers and 10 percent stockholders were satisfied, with the exception that Dr. Boynton and Dr. Caudill each filed one Form 4 late.

FUTURE STOCKHOLDER NOMINATIONS AND PROPOSALS

          The election of directors and other proper business may be transacted at an annual meeting of stockholders, provided that such business is properly brought before such meeting.  To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (ii) otherwise properly brought before the meeting by or at the direction of the board of directors, or (iii) brought before the meeting by a stockholder pursuant to written notice thereof, in accordance with Section 2.13 of the company’s bylaws, and received by the company not fewer than 120 nor more than 150 days prior to the first anniversary of the date of the company’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders.  Any such stockholder notice shall set forth (A) the name, principal occupation and record address of the stockholder proposing such business; (B) a representation that the stockholder is entitled to vote at such meeting and a statement of the number of shares of the company which are beneficially owned by the stockholder; (C) the dates upon which the stockholder acquired such shares and documentary support for any claims of beneficial ownership; and (D) as to each matter the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, the exact text of the proposal to be presented for adoption and any supporting statement, which proposal and supporting statement shall not in the aggregate exceed 500 words, and any material interest of the stockholder in such business.  No business shall be conducted at any annual meeting of stockholders except in accordance with these requirements.  If the facts warrant, the chairman of the meeting of stockholders may determine and declare that business was not properly brought before the meeting in accordance these requirements and, if it is so determined, refuse to transact any business at such meeting which has not been properly brought before the meeting.

          To be included in the company’s proxy materials mailed to the company’s stockholders pursuant to Rule 14a-8 of the Exchange Act, stockholder proposals to be presented at the 2005 Annual Meeting of Stockholders must have been received by the company at its executive offices at 22322 – 20th Avenue SE, Suite 150, Bothell, Washington 98021, to the attention of the president, on or before November 26, 2004.

OTHER MATTERS

          We know of no other business that will be presented for action at the annual meeting.  If any other business requiring a vote of the stockholders should come before the annual meeting, the persons designated as your proxies will vote or refrain from voting in accordance with their best judgment.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

          The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to another document that we filed separately with the SEC.  The information incorporated by reference is considered a part of this proxy statement.  Information in this proxy statement updates and, in some cases, supersedes information incorporated by reference from documents that Northwest Biotherapeutics has filed with the SEC prior to the date of this proxy statement, while information that we file later with the SEC will automatically update and, in some cases, supersede the information in this proxy statement.

          The following documents and information we previously filed with the SEC are incorporated by reference into this proxy statement.

          Northwest Biotherapeutics Annual Report filed on Form 10-K for the fiscal year ended December 31, 2003;

          Northwest Biotherapeutics Quarterly Report filed on Form 10-Q for the quarterly period ended March 31, 2004;

          Northwest Biotherapeutics Quarterly Report filed on Form 10-Q for the quarterly period ended June 30, 2004;

          Northwest Biotherapeutics Quarterly Report filed on Form 10-Q for the quarterly period ended September 30, 2004;

          Northwest Biotherapeutics Current Report on Form 8-K filed on February 20, 2004;

          Northwest Biotherapeutics Current Report on Form 8-K filed on April 15, 2004;

          Northwest Biotherapeutics Current Report on Form 8-K filed on June 22, 2004;

          Northwest Biotherapeutics Current Report on Form 8-K filed on August 6, 2004;

          Northwest Biotherapeutics Current Report on Form 8-K filed on October 28, 2004; and

          Northwest Biotherapeutics Current Report on Form 8-K filed on November 16, 2004.

          In addition, all documents we file under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the annual meeting are incorporated by reference into and deemed a part of this proxy statement from the date of filing of those documents.

          Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this proxy statement.  You may obtain documents that we have filed with the SEC and incorporated by reference in this document, without charge, by making an oral or written request to Northwest Biotherapeutics as follows:

Northwest Biotherapeutics, Inc.
22322 – 20th Avenue SE, Suite 150
Bothell, Washington 98021
Telephone: (425) 608-3008
Facsimile: (425) 608-3009
Attention: Alton L. Boynton

By Order of the Board of Directors,

Alton L. Boynton, Ph.D. President, Chief Operating & Scientific Officer

Bothell, Washington
December 2, 2004

ANNEX A

AMENDED AND RESTATED BINDING TERM SHEET
CONVERTIBLE PREFERRED STOCK
Northwest Biotherapeutics, Inc.
October 22, 2004

This Amended and Restated Binding Convertible Preferred Stock Term Sheet amends and restates that certain Binding Convertible Preferred Stock Term Sheet by and between the parties hereto dated as of April 26, 2004.

Issuer:	Northwest Biotherapeutics, Inc. (the “Company”), a Delaware corporation.

Purchasers:	Toucan Capital Fund II, L.P and/or its designee(s) (collectively, “Investor”), and such other investors as may subsequently be identified (the “Other Investors”).

Election to lead equity financing:	At Investor’s election on or before the end of the Bridge Funding Period, Investor shall have the right to lead the equity financing and assemble the syndicate of Other Investors.

Securities to be Issued:	10% Cumulative Convertible Preferred Stock (“Convertible Preferred” or “Convertible Preferred Stock”), convertible into common stock of the Company (“Common” or “Common Stock”).

Share price:

The price per share shall be the lesser of $0.10 per share or 35% discount to the average closing price during the twenty trading days prior to closing; provided, however, that in no event will the price per share be less than $.04.  The share price provided herein is subject to adjustment for dividends, splits, etc.

Amount of Issuance:

Up to $40 million (including any shares issuable upon conversion of Bridge Funding, but not including any shares issuable upon exercise of warrants, options, and similar instruments or obligations) (the “Maximum Issuance”), in one or more tranches.

First Closing:	First closing (“First Closing”) to occur upon completion of Bridge Period, documentation and fulfillment of conditions to closing.

Subsequent Closings:

Additional closings of the Convertible Preferred Stock after the First Closing (“Subsequent Closings”) may take place at any time on or before 12 months after the First Closing (the “Equity Financing Period”), so long as the aggregate amount raised does not exceed the Maximum Issuance.  All subsequent closings of the Convertible Preferred Stock shall be on the same terms and conditions as in the First Closing and shall use the same documentation as in the First Closing.

Warrants:	The Company shall issue $7 million (or, in the event that the November Bridge Funding is not provided, $7.5 million) in warrant coverage on the first $7 million

(or, in the event that the November Bridge Funding is not provided, $7.5 million) Convertible Preferred Stock purchased for cash (the “Preferred Stock Warrants”).  Preferred Stock Warrants shall not be issued upon conversion of notes, exercise of warrants, or other conversion or exercise.  The number of warrants to be so issued shall be determined on the basis of $0.10 per share. If the total of $7 million (or, in the event that the November Bridge Funding is not provided, $7.5 million) is invested in Convertible Preferred Stock, the number of warrants issued shall be exercisable for 70 million (or, in the event that the November Bridge Funding is not provided, 75 million) shares of Convertible Preferred Stock.  The exercise price of such Preferred Stock Warrants shall be the lesser of $0.10 per share (subject to adjustment for stock splits, stock dividends and the like) and 35% discount to the average closing price during the twenty trading days prior to the First Closing; provided, however, that in no event will the exercise price be less than $.04 per share (subject to adjustment for stock splits, stock dividends and the like).  The exercise period shall commence upon issuance of the Preferred Stock Warrants, and shall continue for a period of seven (7) years after their respective issuance dates.

Tax Treatment of Warrants:

The Company and the purchasers of the Convertible Preferred Stock shall agree upon the fair market value of the Preferred Stock Warrants, and the Company shall make all of its tax filings on this basis, and instruct its accountants and other tax-preparation professionals to prepare all tax filings and returns on the basis of the foregoing.

Right of First Refusal:

Investor shall have a right of first refusal to purchase up to $15 million of the Convertible Preferred Stock.  This right of first refusal shall apply at each closing during the Equity Financing Period, until the $15 million amount is reached.  Such purchases shall be determined in addition to, and shall not be deemed to include, any purchases of Convertible Preferred Stock by Investor (including its designees) through conversion of Bridge Funding, or exercise of any warrants or similar instruments.  Such right of first refusal shall apply regardless of whether or not Investor leads the financing during any part of the Equity Financing Period.

Conditions to Closings: .

The following conditions shall apply to each closing for the purchase and sale of Convertible Preferred Stock.  Each such condition must be satisfied or waived, and such satisfaction and/or waiver of each such condition shall be determined by Investor and, as applicable, Other Investors in their respective sole discretion, individually and not jointly.

•

The Company shall have in all material respects performed, and be in compliance with, all obligations, agreements, covenants, closing conditions and other provisions contained in the Amended and Restated Recapitalization Agreement by and between the parties hereto dated July 30, 2004, as amended on October 22, 2004 (the “Recapitalization Agreement”), the Notes evidencing Bridge Funding (to the extent any such notes remain outstanding), and the other Related Recapitalization.

Documents including, without limitation, the financing documents associated with the issuance of the Convertible Preferred Stock (the “Financing Documents”), required to be performed or fulfilled on or before the applicable closing date.

•

All representations and warranties set forth in the Recapitalization Agreement, the Notes evidencing Bridge Funding (to the extent any such notes remain outstanding), and the other Related Recapitalization Documents shall be true and complete as of each closing.

•

There shall have been no change that has had or is reasonably likely to have a material adverse effect on the business, affairs, prospects, operations, properties, assets, liabilities, structure or condition, financial or otherwise, of the Company (as such business is presently conducted and/or as it is proposed to be conducted) between the date of the Recapitalization Agreement and each closing of purchases of Convertible Preferred Stock.

•

All corporate and other proceedings, and all documents relating to the issuance and sale of Convertible Preferred Stock pursuant to the Recapitalization Agreement shall be satisfactory in substance and form to Investor and Other Investors, as applicable.  Investor’s counsel and each Other Investors’ counsel (if applicable) shall have received all such counterpart originals or certified or other copies of such documents as they may have requested including, without limitation:

•

The resolutions of the Board of Directors of the Company, authorizing and approving all matters in connection with the sale of the Convertible Preferred Stock certified by the Secretary of the Company as of the Closing Date.

•

All stockholder consents, votes or other approval required by applicable state or federal law (including any and all SEC rules and regulations) and any consents required by applicable securities exchanges or markets or corporate partners required to authorize and approve all matters in connection with the sale of Convertible Preferred Stock as contemplated by this term sheet.

•

The Company shall have executed, delivered and maintained in force (i) a Convertible Preferred Stock purchase agreement, (ii) an Investors’ Rights Agreement, (iii) an amended and restated certificate of incorporation (or if appropriate, a certificate of designation), (iv) a voting agreement, if applicable, and (v) such other documents as may be necessary or desirable in the determination of Investor and Other Investors, as applicable.

	•		The Investor and Other Investors shall have received from counsel to the Company an opinion letter containing opinions customary for transactions similar to the Proposed Equity Financing in the form reasonably acceptable to Investor and Other Investors (including, but not limited to, an opinion that the issuance of the Convertible Preferred Stock, the Preferred Stock Warrants and the securities issuable upon conversion and/or exercise thereof pursuant to the Proposed Equity Financing are exempt from the registration provisions of the federal and state securities laws).

•

The Company shall have taken all necessary steps to set the number of directors on the Company’s board of directors at seven (7) and elect directors according to the “Board of Directors” section below, including, without limitation, execution of a Voting Agreement if necessary or desirable in the determination of Investor and Other Investors, as applicable.

•

The Company shall have delivered a certificate of its Chief Executive Officer, or other authorized and responsible officer of the Company acceptable to Investor and Other Investors, as applicable, in their respective sole discretion, certifying that all closing conditions have been fulfilled and that all representations and warranties are applicable and true as of the date of such closing.

•

The Company shall have provided prior to the applicable closing date all due diligence information requested by any investor, and/or necessary to enable such investor to complete a thorough due diligence review and obtain a complete and accurate understanding of the business, operations, prospects, assets, liabilities, structure, legal aspects and condition, financial or otherwise, of the Company.

•

Within the six month period prior to any closing of Convertible Preferred Stock, the Company shall not have entered into, increased, expanded, extended, renewed or reinstated (or agreed, promised, committed or undertaken to do so), any severance, separation, retention, change of control or similar agreement with any employee, other than such agreements entered into with the prior written approval of Investor and Other Investors, as applicable.

•

Within the six month period prior to any closing of Convertible Preferred Stock, the Company shall not have hired, or agreed to hire, any employee or engaged, or agreed to engage, any consultant, independent contractor or any other non-employee personnel, except in accordance with the Company’s budget that has been approved by the Company’s board of directors and the Investor and Other Investors, as applicable;

•

Within the six month period prior to any closing of Convertible Preferred Stock, the Company shall not have purchased, leased, hired, rented or otherwise acquired directly or indirectly any rights in or to any asset or facility in an amount in excess of $10,000, or agreed, promised or committed to do so, except in accordance with the Company’s budget that has been approved by the Company’s board of directors and the Investor and Other Investors, as applicable.

	•	[***]*

	•	All Intellectual Property licenses, agreements, patent applications and filings shall be current and in good standing.

•

The Company shall have obtained the approval of the required number of its stockholders (the Company shall be obligated to use its best efforts in good faith comply with these terms and conditions to obtain stockholder consent and, in the event that it uses its best efforts in good faith to do so and fails to achieve stockholder approval, the Company shall not be required to sell the Convertible Preferred Stock).

	•	The satisfaction of other customary conditions of transactions of this sort that Investor may reasonably require.

Conversion:

The Convertible Preferred Stock shall be convertible at any time, in whole or in part, at the option of the holder (without any further payment by the holder) into Common Stock of the Company.  The initial conversion ratio shall be one share of Common Stock for each share of Convertible Preferred Stock (the “Conversion Ratio”).  The Conversion Ratio shall be subject to appropriate adjustment in the event of (i) any subdivision or combination of the Company’s outstanding Common Stock, (ii) any distribution by the Company of a stock dividend or assets, (iii) any capital reorganization or reclassification of the Company affecting the conversion price, or other similar transactions, as applicable.  The Conversion Ratio shall also be subject to adjustment pursuant to the anti-dilution provisions (below).

Rights, Preferences, Privileges and Restrictions:

(1)  Dividends:  A cumulative dividend shall accrue at the rate of 10% per annum, compounding quarterly on the Convertible Preferred Stock.  No dividends shall be paid on the Common or any other securities issued by the Company other than the Convertible Preferred Stock.  Dividends shall be payable as and when determined

* Confidential Treatment Requested.

by the Board of Directors, and upon the occurrence of a liquidation.  A liquidation shall be deemed to include, without limitation, a merger resulting in a change in control of the Company, sale of all or substantially all of the assets of the Company, or transfer of control (not including any transfer of control that is the result of the sale and issuance of the Convertible Preferred Stock contemplated hereunder, the conversion of any of the Bridge Funding or exercise of any Bridge Warrants or Preferred Stock Warrants).

(2)  Liquidation Preference:  In the event of liquidation or winding up of the Company, the holders of shares of Convertible Preferred shall be entitled (at such holders’ option) to convert such shares to Common Stock or to receive, in preference to the holders of Common, (i) an amount equal to the original purchase price with respect to such Convertible Preferred Stock, plus (ii) (to the extent of current and/or retained earnings) any dividends accrued but not paid on such Convertible Preferred Stock, or such lesser amount as is the maximum amount acceptable under applicable SBA and SEC  rules and regulations.  Thereafter, all remaining assets shall be distributed pro-rata to the holders of Common Stock and all Convertible Preferred Stock on an as converted basis.  A liquidation shall be deemed to include, without limitation, a merger resulting in a change in control of the Company, sale of all or substantially all of the assets of the Company, or transfer of control (not including any transfer of control that is the result of the sale and issuance of the Convertible Preferred Stock contemplated hereunder, the conversion of any of the Bridge Funding or exercise of any Bridge Warrants or Preferred Stock Warrants).

(3)  Anti-dilution:  Notwithstanding anything herein to the contrary, except for issuances to management and employees, which must be approved by the Board pursuant to written benefit plans, and except for issuances relating to the Bridge Funding under the Recapitalization Agreement, if the Company issues (or, directly or indirectly promises, commits, or undertakes to issue) any additional securities or instruments at a nominal or effective purchase price less than the price resulting from the application of the Conversion Ratio, calculated on a fully diluted basis with respect to the Convertible Preferred Stock, then the Conversion Ratio of such Convertible Preferred Stock shall be reduced on a full ratchet basis to eliminate the effect of such dilutive issuance on such Convertible Preferred Stock.

(4) Protective Provisions:  Until fewer than 1,000,000 shares of Convertible Preferred Stock are outstanding (as adjusted for stock splits, stock dividends and the like), the Company shall not, without the approval of the Board of Directors and the affirmative vote or written consent of the holders of a majority of the then outstanding shares of Convertible Preferred Stock: (i) authorize or issue (including, without limitation, by way of recapitalization), or obligate itself to authorize or issue, any equity security of the Corporation, or any other security exercisable for or convertible into an equity security of the Corporation, that has redemption rights or that is senior to or on parity with the Convertible Preferred Stock as to dividend rights, voting rights, liquidation preferences or any other rights, preferences or privileges; (ii) increase or decrease  (other than by conversion) the total number of authorized shares of Convertible Preferred Stock or Common Stock; (iii) effect any sale, lease, assignment, transfer or other conveyance or encumbrance of all or substantially all of the assets of the Corporation or any of its subsidiaries in one or more related transactions, or any consolidation or merger resulting in a change in control of the Company, or any reclassification, recapitalization or other change of any capital stock of the Corporation; (iv) change the authorized number of directors of the Corporation; (v) amend or repeal the Certificate (including by way of any Certificate of Designation) or the Corporation’s Bylaws; (vi) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any of the Common Stock or common stock equivalents; provided, however, that this restriction shall not apply to the repurchase of up to a maximum of $100,000 of Common Stock per year from employees, officers, directors, consultants, advisors or other persons performing services for the Corporation, pursuant to agreements under which the Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment;  (vii) effect the liquidation, dissolution or winding up of the Corporation; or  (viii) agree, promise, commit or undertake to do any of the foregoing.

(5)  Voting Rights: The holders of Convertible Preferred will have the right to that number of votes equal to the number of shares of Common Stock issuable upon conversion of such Preferred Stock.

Private Placement:

The Convertible Preferred Stock shall not be registered under the Securities Act of 1933, as amended (the “Act”) and may not be resold without such registration or an exemption under the provisions of the Act.  The Convertible Preferred Stock shall be sold only to “accredited investors,” as defined in Regulation D under the Act.

Registration Rights

At the request of Investor, the Company will use its best efforts to prepare and file, within 60 days following the First Closing and each Subsequent Closing, a registration statement on Form SB-2  or Form S-1 (or if Form S-3 is available, on Form S-3) (the “Registration Statement”) for the resale of the shares of Common Stock issuable to the Investor and Other Investors upon conversion of the Convertible Preferred Stock and upon exercise of the Warrants, and use its commercially reasonable efforts to cause the Registration Statement to become effective within 120 days after such closing.  The Company agrees to make such filings as are necessary to keep the Registration Statement effective until the earlier of (A) the date that the investors have completed the distribution related to the Common Stock, or (B) such time that all Common Stock then held by the investors (including shares of Common Stock issuable upon conversion of Preferred Stock held by the investors) can be sold without compliance with the registration requirements of the Securities Act pursuant to Rule 144(k) under the Securities Act.

Liquidated Damages:  In the event that the Company shall fail to cause the Registration Statement to be timely filed, timely declared effective, or to be kept effective (other than pursuant to customary permissible suspension periods), the Company shall pay as liquidated damages the amount of 1% per month of the aggregate purchase price for the securities remaining to be sold pursuant to the Registration Statement or such lesser amount that is the maximum permitted under applicable SBA rules and regulations.  In the event that the Company’s Common Stock is no longer registered under the Securities Exchange Act of 1934, as amended following completion of the First Closing, or for any reason the Company does not register for resale all shares of Common into which the Convertible Preferred converts, as provided for above, Investor and each Other Investor shall have the following registration rights with respect to the Common Stock into which such investor’s Convertible Preferred converts:

(1)     Demand Registration Rights.  If, at any time after the initial purchase of the Convertible Preferred Stock, holders of at least 20%of the Common Stock issued or issuable upon conversion of the Convertible Preferred Stock request that the Company file a Registration Statement covering at least 10% of the Common issued or issuable upon conversion of the Convertible Preferred (or any lesser percentage if the anticipated aggregate offering price would exceed $2,000,000), the Company shall cause the shares attributable to the Convertible Preferred Stock to be registered.  The Company shall not be obligated to effect more than two registrations per year under these demand right provisions.

(2)     Registration on Form S-3:  Holders of Common issued or issuable upon conversion of the Convertible Preferred Stock shall have the right to require the Company to file unlimited Registration Statements on Form S-3 (or any equivalent successor form), provided the Company is otherwise eligible to use Form S-3 for such a registration and the anticipated aggregate offering price in each registration on Form S-3 exceeds $1,000,000.

(3)     Piggy-Back Registration: Holders of Common issued or issuable upon conversion of the Convertible Preferred Stock shall be entitled to unlimited “piggy-back” registration rights on all registrations of the Company.

(4)     Transfer of Registration Rights: The registration rights may be transferred to any transferee permitted under applicable Federal and state securities laws, provided that the Company is given written notice thereof and provided that the transferee agrees in writing to be bound by the terms of the stock purchase agreement and other agreements relating to this transaction.

(5) Costs: The Company shall bear all expenses relating to all such preparation and filings.

(6) Indemnification: The Company shall provide the Investors with the maximum indemnification allowed under applicable law with regard to the registration rights.

Regulatory Costs

The Company shall be responsible for completing and shall bear all costs associated with all regulatory filings that are necessary in connection with the transactions described herein, including, without limitation, U.S. Securities and Exchange Commission filings (whether these filings are made by the Company, the purchasers of the Convertible Preferred Stock or their affiliates), blue sky filings and/or other necessary filings under applicable securities market or exchange rules and regulations.

Board of Directors:

The authorized number of directors shall be seven (7).  Four (4) of the seven directors shall be designated by the holders of a majority of the Convertible Preferred Stock, two (2) of the directors shall be outsiders with significant industry experience who are reasonably acceptable to the holders of a majority of the Convertible Preferred Stock, and one (1) of the directors shall be the CEO of the Company.

D&O Insurance:	As promptly as practicable after the First Closing, the Company shall use best efforts to obtain and maintain in force $10 million in director and officer liability insurance coverage.

SBA Provisions:

The Company shall make such representations, warranties and covenants, and shall provide such documentation and information rights as may be necessary (e.g., certification that at the time of Investor’s investment the Company is a “small” business, has the majority of its operations in the US, and is not engaged in oil and gas exploration, movie production or certain other prohibited activities), to satisfy the requirements of the SBA in regard to investment by Investor in the Company.

Documentation:

The purchase of the Convertible Preferred Stock shall be made pursuant to a Stock Purchase Agreement, Investor Rights Agreement, Voting Agreement (if applicable) and Amended and Restated Certificate of Incorporation (or if appropriate, certificate of designation) to be drafted by counsel to the Investor. Such agreements and other documents shall contain, among other things, appropriate representations and warranties (including, without limitation, reps and warranties concerning the Intellectual Property, the financial condition of the Company, the absence of litigation or threats thereof, and full disclosure of all material information), covenants, protective provisions, and conditions of closing including those noted above.

Miscellaneous:

Customary provisions, including applicable law (Delaware), severability, assignment (except as provided under the rights of first refusal above, holders of Convertible Preferred Stock shall be free to assign or transfer their Convertible Preferred Stock or rights hereunder to any party permitted under applicable federal and state securities laws, as long as transferee agrees to the terms and obligations of the Convertible Preferred Stock, respectively), etc.

Transaction Expenses:

The Company shall pay, reimburse or otherwise satisfy, upon demand of Investor, all fees, costs and expenses incurred and/or undertaken by Investor relating to the preparation for, development of and implementation of the Recapitalization Plan set forth in the Recapitalization Agreement, including, without limitation, all due diligence expenses and all expenses relating to the Bridge Funding and the Anticipated Equity Financing  and the transactions contemplated hereby and by the Recapitalization Agreement and the documentation of all of the foregoing (including, without limitation all legal fees and expenses).  This obligation shall apply regardless of whether or not all of the transactions contemplated in the Recapitalization Agreement close. At each closing of the Anticipated Equity Financing, at Investor’s sole discretion, and with respect to any or all of such fees, costs and expenses accrued through such closing, the Company shall (a) pay Investor in cash concurrently with such closing (or at Investor’s sole discretion, Investor may withhold such amount from the wire of investments proceeds), (b) issue a promissory note in the form of the Notes in principal amount equal to such fees, costs and expenses; or (c) treat such fees, costs and expenses as an unsecured payable.  At any time following such closing, Investor may require any amounts that it elected to have the Company treat as unsecured amounts payable to be paid in cash or satisfied by issuance of a Note in the principal amount of some or all of such unsecured obligation.

Cross-default:

The Company acknowledges that the financing contemplated by this term sheet is part of an integrated Recapitalization Plan, as set forth in the Recapitalization Agreement.  The Company further acknowledges and agrees that this term sheet is subject to all terms and conditions set forth in the Recapitalization Agreement and the other Related Recapitalization Documents and that the Recapitalization Agreement and the other Related Recapitalization Documents are subject to all terms and conditions set forth in this Term Sheet. The Company agrees that any default by the Company under any provision of this Term Sheet, the Recapitalization Agreement or any of the other Related Recapitalization Documents will constitute a default under this Term Sheet, each other Related Recapitalization Document and the Recapitalization Agreement.

Standstill/exclusivity:	The standstill/exclusivity provision in the Recapitalization Agreement shall remain in full force and effect during the Equity Financing Period.

Termination

The Company’s obligations to issue any securities in connection with the Anticipated Equity Financing may terminate only in accordance with Section 3.2 of the Recapitalization Agreement; however, such termination shall not have any impact on the other rights and obligations of the parties under the Recapitalization Agreement or the Related Recapitalization Documents, except as explicitly set forth in Section 3.2 of the Recapitalization Agreement.

No Offer	For purposes of applicable securities laws, this Term Sheet does not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein.

Binding Agreement

This Term Sheet constitutes a binding commitment on the part of the Company.  The obligations of Investor and Other Investors under this Term Sheet are subject to the conditions contained herein and in the Related Recapitalization Documents.

Agreed and Accepted:

TOUCAN CAPITAL FUND II, LP	NORTHWEST BIOTHERAPEUTICS, INC.

By: /s/ Linda Powers	By: /s/ Alton Boynton

Name: Linda F. Powers	Name: Alton Boynton
Title: Managing Director	Title: President

Date: October 22, 2004	Date: October 22, 2004

EXECUTION VERSION

Annex B-1

NORTHWEST BIOTHERAPEUTICS

AMENDED AND RESTATED RECAPITALIZATION AGREEMENT

          This AMENDED AND RESTATED RECAPITALIZATION AGREEMENT (this “Agreement”) is made by and between NORTHWEST BIOTHERAPEUTICS, INC., and its affiliates, if any (collectively, the “Company”), a Delaware corporation with offices at 22322 20th Ave SE, Suite 150, Bothell, Washington, 98021, and TOUCAN CAPITAL FUND II, L.P., and its designees (collectively, the “Investor”), a Delaware limited partnership with offices at 7600 Wisconsin Avenue, Bethesda, MD 20814, effective as of July 30, 2004 (the “Restatement Date”).

          WHEREAS, the Company is in the business of developing cancer therapeutics, the Company’s products are still in clinical and pre-clinical development, the Company does not yet have any revenue-generating products, and the Company needs substantial amounts of additional funding to resume development of its potential products;

          WHEREAS, the Company has sought to raise equity financing for nearly two years, with assistance from two investment banks, but to date has not succeeded in obtaining any binding commitment for, or closing on, any such funding;

          WHEREAS, the Company has taken all reasonable steps to reduce its expenditures during this period, including terminating clinical trials, reducing staff, ceasing GMP manufacturing, exiting from its GMP facility, moving the Company to smaller and less expensive offices and lab space, and other such steps;

          WHEREAS, the Company has also taken all reasonable actions during this period to try to raise funds through any means other than equity financing, including selling off certain future royalty rights, selling certain non-essential equipment, obtaining bridge funding from management, and other such steps;

          WHEREAS, the Company also needs substantial funds in order to fulfill regulatory requirements for FDA approval to re-start its prostate cancer clinical trial, to persuade trial sites and other necessary parties to participate in a re-start of the prostate trial, and to resume any clinical and/or pre-clinical development of other products beyond the prostate cancer vaccine;

          WHEREAS, in January 2004, the Company was within one week of having to cease operations and commence liquidation, the Company had no investors ready to close on any funding, and no investors who had made material progress into due diligence. Although the Company was still vigorously pursuing all other funding possibilities, there were no alternative sources of funding available to the Company, either, at that time or soon enough for the Company to avoid ceasing operations and commencing liquidation;

          WHEREAS, Investor was interested in commencing due diligence on the Company, to determine whether an investment in the Company would be viable.  However, as of that time, the necessary due diligence materials had not been pulled together into organized, comprehensive binders or investor packages that could be readily reviewed by prospective investors.  It was necessary for Investor to work jointly with the Company to assemble these necessary materials, and develop the necessary analyses, to enable a due diligence assessment to be made;

B-1.

EXECUTION VERSION

          WHEREAS, since the Company did not have any operating funds to enable it to continue operating during a due diligence process, such a process was only feasible if Investor provided operating funds for the Company for this period;

          WHEREAS, Investor provided such operating funds to the Company in two bridge notes of $50,000 each, covering the period from late January through the date of this Agreement.  Such bridge (debt) financing was extremely high risk;

          WHEREAS, the Company’s situation and prospects were highly complex, and a large volume of information was required to be gathered and analyzed to make a due diligence assessment.  For Investor, it took a team of two partners, four associates, and numerous outside advisors (e.g., legal, regulatory, IP) a period of two months to pull together and evaluate most of the necessary information;

          WHEREAS, the due diligence to date has made clear that, in order for recapitalization and restart of the Company to be viable, a number of critical steps must occur first, for both of the Company’s two lead programs and overall;

          WHEREAS, a further (third) bridge period is necessary in order to try to accomplish as many as possible of the key steps that must occur before a recapitalization and restart may be viable, and this bridge period may take up to one hundred eighty (180) days and the Company believes that an additional bridge and recapitalization will create more value for its stockholders and creditors than could be achieved through a liquidation of the Company at this time;

          WHEREAS, at this time there can be no assurance as to whether the key steps required to make recapitalization and restart of the Company viable can be achieved, nor what amount of time and expense will be required to achieve them if they are achievable, nor whether prospective co-investors will then be willing to close on sufficient funding to enable the Company to continue in business;

          WHEREAS, the Company does not have adequate funds for operations, nor for additional expenses related to corporate governance, regulatory filings, or preparations for recapitalization and restart of the Company, during this further bridge period, and the Company has requested that Investor provide such bridge funding;

          WHEREAS, the amount of funds the Company will need in order to continue operations during the additional bridge period of up to one hundred eighty (180) days will be much larger than the Company has needed for the two bridge periods to date, and will be as much as $500,000 for the first thirty (30) days alone;

          WHEREAS, Investor has already undertaken extensive risk and work during the first two bridge periods, Investor will undertake substantially greater risk with substantially more capital and perform further work during the further (third) bridge period contemplated under this Agreement, and Investor is willing to provide the necessary funds for operations and certain other expenses of the Company during a further bridge period, but only as part of a comprehensive recapitalization agreement, with binding agreement between the parties, prior to such further bridge funding, as to all material terms of the comprehensive recapitalization, as set forth herein, all parts of which constitute essential terms and conditions;

B-2.

EXECUTION VERSION

          WHEREAS, Investor, the Company and its Board of Directors have undertaken extensive discussions and negotiations over a number of weeks about the terms, conditions and structure of an overall recapitalization of the Company, and have explored numerous approaches to fit the circumstances and meet the needs of both the Company and Investor;

          WHEREAS, on April 26, 2004 the parties hereto entered into that certain Recapitalization Agreement (the “Prior Agreement”), effective as of April 26, 2004 (the “Effective Date”), by and between the Company and Investor, whereby among other things Investor loaned $500,000 to the Company (in addition to the issuance of additional convertible promissory notes to Investor in the aggregate principal amount of $100,000 in return for the cancellation of notes held by Investor having the same principal amounts);

          WHEREAS, on June 11, 2004 Investor loaned an additional $500,000 to the Company pursuant to the terms of the Prior Agreement;

          WHEREAS, Investor desires to make a further loan to the Company in the amount of $2,000,000, and the Company desires to receive such further loan from Investor pursuant to this Agreement, and to amend the Prior Agreement in such other respects as set forth herein;

          WHEREAS, Section 4.13(f) of the Prior Agreement provides that the Prior Agreement may be amended pursuant to a written agreement signed by Investor and the Company; and

          WHEREAS, the parties hereto wish to amend and restate in its entirety the Prior Agreement as set forth herein.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     SECTION 1. RECAPITALIZATION PLAN

          1.1     Recapitalization Plan:  The Company is being recapitalized in two stages (the “Recapitalization Plan”), consisting of (i) a bridge period (the “Bridge Period”) which began on February 1, 2004 and shall end one hundred eighty (180) days after the Effective Date, unless earlier terminated or further extended as provided in Section 2.6 of this Agreement, and (ii) an anticipated equity financing of the Company, through the issuance of Convertible Preferred Stock (as defined in the Convertible Preferred Stock Term Sheet attached hereto as Exhibit B) in accordance with this Agreement (the “Anticipated Equity Financing”).  Investor shall serve as the lead in the Bridge Funding and Bridge Period Activities, as defined herein.  Investor has also elected to serve as the lead investor in the Anticipated Equity Financing as provided herein.

B-3.

EXECUTION VERSION

          1.2     Recapitalization Documents and Agreements:  The terms and conditions of the Recapitalization Plan are set forth in this Agreement, and shall be further set forth in the following other documents and agreements (collectively, the “Related Recapitalization Documents”): (a) (i) the three Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Notes dated April 26, 2004 attached hereto as Exhibits A-1, A-2 and A-3, (ii) the Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note dated June 11, 2004 attached hereto as Exhibit A-4 and (iii) the Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note dated July 30, 2004 attached hereto as Exhibit A-5 (each a “Note,” and collectively, the “Notes”), (b) the binding Convertible Preferred Stock Term Sheet, attached hereto as Exhibit B, (c) warrants in the form attached hereto as Exhibit C and Exhibit C-1 (each an “Initial Bridge Warrant” and collectively, the “Initial Bridge Warrants”); (d) a Preferred Stock Warrant in the form attached hereto as Exhibit D, (e) a Convertible Stock Purchase Agreement, Investor Rights Agreement, Certificate of Designation (or Amended and Restated Certificate of Incorporation, as appropriate), and Voting Agreement, all of which shall be drafted, executed and filed, as necessary, in accordance with this Agreement and the binding Convertible Stock Term Sheet attached hereto as Exhibit B, as promptly as practicable after the Effective Date, (f) a Subsequent Bridge Warrant (as defined below) in the form attached hereto as Exhibit J (and collectively with the Initial Bridge Warrants, the “Bridge Warrants”), and (g) such other documents and agreements as may be necessary or desirable, in Investor’s sole discretion, to effectuate the transactions contemplated in this Agreement and designated by Investor as  a “Related Recapitalization Document.”  All such Related Recapitalization Documents are and shall be incorporated into this Agreement by reference.

          1.3     Integrated Plan; All Terms and Conditions Essential:  The Recapitalization Plan comprises a single integrated plan.  All terms and conditions set forth in this Agreement and the Related Recapitalization Documents are an essential part of the transaction.  The Company acknowledges and agrees that Investor is only willing to undertake the Recapitalization Plan and this Agreement, and the consideration to Investor for undertaking the Recapitalization Plan and this Agreement is only adequate, if the entire Recapitalization Plan and this Agreement are implemented on an integrated basis, including all terms and conditions thereof.  The Company also acknowledges and agrees that, in view of the resources needed to restart its business and to maintain and build that business on a sustainable basis, it is in the best interests of the Company for the entire Recapitalization Plan to be implemented on an integrated basis.  Notwithstanding anything in this Section 1.3 or anything in the remainder of this Agreement or any Related Recapitalization Document to the contrary, any Note, Bridge Warrant, Preferred Stock Warrant or other equity or debt security issued hereunder or under the terms of any Related Recapitalization Document shall continue to be outstanding regardless of whether the Recapitalization Plan is ever fully implemented, and the failure of the Company to fully implement the Recapitalization Plan shall not in any way limit any rights of the Investor under the terms of this Agreement, any Related Capitalization Document or any such security.

          1.4     Notwithstanding anything in Section 1.3 or the remainder of this Agreement or any Related Recapitalization Document to the contrary, and for the purposes of clarity, other than the Initial Bridge Funding and the Subsequent Bridge Funding (each as defined below), Investor shall not be obligated to provide any financing to the Company on the terms described herein or therein, or on any other terms, and each decision, if any, by Investor to provide any such additional financing shall be at Investor’s sole discretion and shall not be deemed to create any obligation on the part of Investor to provide any future financing to the Company.

B-4.

EXECUTION VERSION

     SECTION 2. BRIDGE PERIOD AND FUNDING

                    2.1     Activities During Bridge Period:  During the Bridge Period, the parties shall cooperate and use best efforts to complete certain material actions (collectively, the “Bridge Period Activities”) necessary or desirable for the recapitalization of the Company, restart of the Company’s development programs, and the Anticipated Equity Financing.  Investor shall lead these Bridge Period Activities, after consultation with the Company.  Such Bridge Period Activities shall include, without limitation:

(a) Negotiation and execution of contract manufacturing arrangements for GMP sourcing and handling of dendritic cells.

(b) Analysis of the intellectual property of the Company.

                         (c)     Identification and pursuit of additional antigens to establish a product pipeline for the Company, through negotiation and execution of binding letter(s) of intent or agreement(s) for one or more licensing and/or M&A transactions.

(d) Evaluation of the antigen for the Company’s prostate cancer clinical trial and related production and regulatory issues.

                         (e)     Clarification and analysis of licensing terms and costs for license of IL-4, in case it is not feasible or not desirable (e.g., because regulatory requirements are too lengthy and/or costly) to change the dendritic cell production method to use the Tangential Flow Filtration (“TFF”) devices in the prostate cancer clinical trial re-start.

                         (f)     Preparation of an updated business plan, budgets, regulatory plan (including plans for pre-IND animal and in vitro studies for FDA re-approval of the prostate cancer clinical trial), Gantt charts, manufacturing plans, intellectual property analyses, and the like.

(g) Preparation of an investor package and due diligence binders, to facilitate review and due diligence by prospective equity investors.

                         (h)     Evaluation of potential structures for the Anticipated Equity Financing  and preparations for implementation of the transaction selected, including, without limitation, Investor consent and regulatory filings.

                         (i)     Analysis and determination, satisfactory to Investor, of what reverse stock split should be undertaken by the Company (including terms, conditions and timing), and preparations for implementation of the transaction decided upon, including, without limitation, Investor consent and regulatory filings.

(j) Planning for syndication of the Anticipated Equity Financing, and determination of the amounts and timing of such financing.

                    2.2     Form, Seniority and Security of Bridge Funding:

                    (a)     Funding provided by Investor for the Bridge Period shall be provided in the form of senior secured convertible debt (the “Bridge Funding”) in one or more tranches, in Investor’s sole discretion.  The Bridge Funding shall be evidenced by execution of the Notes in the forms attached hereto as Exhibits A-1 through A-5.

B-5.

EXECUTION VERSION

                    (b)     As more fully provided in the forms of Note evidencing each tranche of Bridge Funding, and except as otherwise expressly provided in the Notes or herein, the Bridge Funding:  (i) shall be senior in all respects to all other indebtedness or obligations of the Company of any kind, direct or indirect, contingent or otherwise, other than obligations of the Company owed directly to the state or federal government, obligations to those creditors listed on Schedule 2.2 hereto (and only to the amounts set forth on such schedule), and other than any other obligations of the Company to Investor; and (ii) shall not be made subordinate or subject in right of payment to the prior payment of any other indebtedness or obligation of any kind, direct or indirect, contingent or otherwise, other than obligations of the Company owed directly to the state or federal government, obligations to those creditors listed on Schedule 2.2 hereto (and only to the amounts set forth on such schedule), and other than any other obligations of the Company to Investor.

                    (c)     As more fully provided in the forms of Note evidencing the Bridge Funding and except as otherwise expressly set forth in the Notes or herein, the Company’s obligations under each such Note shall be secured by a first priority senior security interest in all of the Company’s right, title and interest in, to and under all of the Company’s tangible and intangible property, whether now owned, licensed or held or hereafter acquired, licensed, developed, held or arising, (the “Collateral”).  The rights and remedies of Investor with respect to the senior security interest are in addition to all other rights, powers and remedies that may be available to as a matter of law or equity, and shall be cumulative and concurrent.  The exercise by Investor of any one or more of the rights, powers and/or remedies provided for in the Notes, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including a grantee, of any or all rights, powers and/or remedies.

                    (d)     Notwithstanding anything to the contrary in this Agreement or any other agreement or document, in the event that the Company is unable to pay and discharge any Note in full on the applicable Maturity Date, subject to compliance with any applicable requirements of the Delaware Uniform Commercial Code, nothing herein or in any Related Recapitalization Document shall be deemed to preclude, limit or restrict Investor from requiring the delivery of some or all of the Collateral in full or partial satisfaction of the Company’s obligations under the Notes.  Alternatively, Investor may, in its sole discretion, elect to cause some or all of the Collateral to be sold, and the sale proceeds to be used to pay and discharge the Note in full.

2.3 Amount and Timing of Bridge Funding:

                    (a)     The initial amounts of Bridge Funding provided by Investor include (i) $100,000 already provided by Investor prior to the Effective Date, for which the applicable notes have been cancelled and re-issued in the forms as attached hereto as Exhibits A-1 and A-2, (ii) $500,000 provided by Investor on the Effective Date, for which a Note in the form of Exhibit A-3 was issued to Investor, (iii) $500,000 provided by Investor on June 11, 2004, for which a Note in the form of Exhibit A-4 was issued to Investor (collectively, the “Initial Bridge Funding”).  The Initial Bridge Funding was to cover general operating expenses and certain other expenses of the Company from the commencement of the Bridge Period through the Amendment Date, as more fully provided herein and in the Notes evidencing the Initial Bridge Funding.

B-6.

EXECUTION VERSION

                    (b)     On the Restatement Date, Investor is providing an additional $2,000,000 of Bridge Funding (the “Subsequent Bridge Funding”) to cover general operating expenses and certain other expenses of the Company agreed in advance by Investor during the remaining Bridge Period following the period covered by the Initial Bridge Funding.  The Subsequent Bridge Funding shall be evidenced by a Note in the form attached hereto as Exhibit A-5 and shall be provided on the terms and conditions set forth herein.  The Subsequent Bridge Funding shall be used only for the purposes and in the amounts set forth in the budget included in the Schedule of Exceptions.  As provided under Section 2.5 hereof in regard to all Notes, any expenditures of Subsequent Bridge Note funds, and/or any action, promise, undertaking or commitment which would result in the Company incurring or accumulating payables and/or other financial obligations of any kind, whether current or deferred, direct or indirect, for purposes other than as set forth in budgets expressly agreed to by Investor, and/or in any amounts in excess of the amounts set forth in such agreed budgets, which equal or exceed $10,000 in aggregate, and which have not been approved in writing in advance by Investor, shall constitute an Event of Default under the Notes.

                    (c)     The amounts and timing of any further Bridge Funding after the Subsequent Bridge Funding, if any, shall be determined by mutual agreement between the Company and Investor.  Investor’s agreement to any such further Bridge Funding shall be in its sole discretion.

           2.4     Conditions to Bridge Funding and Recapitalization Plan:  Notwithstanding anything to the contrary, and, in each case, unless expressly waived in writing in advance by Investor (any such waiver by Investor shall be applicable only as to such closing and shall not be deemed a waiver of such condition as to future closings, if any), and only to the extent expressly waived, at the first closing of Bridge Funding following the Effective Date and, independently, at any subsequent closing of Bridge Funding, Investor’s provision of Bridge Funding and/or any other element of the  Recapitalization Plan shall be conditional upon and subject to the satisfaction or waiver of each of the following conditions precedent, with each such satisfaction or waiver to be determined by Investor in its sole discretion (including, without limitation, the acceptability to Investor of any exception set forth in a disclosure schedule), on or before the applicable closing date.  Investor shall make all such determinations in its sole discretion.  The conditions precedent to all closings of Bridge Funding and/or any other element of the Recapitalization Plan shall include the following, unless waived by Investor in its sole discretion:

(d) the Company to execute this Agreement and all Related Recapitalization Documents, and all such documents and agreements to be in form and in substance satisfactory to Investor;

                    (e)     the Company to be in compliance with all terms and conditions of this Agreement and all Related Recapitalization Documents that are being or have been executed as of such closing (whether originally executed in connection with such closing or a prior closing), including, without limitation, the confidentiality and exclusivity requirements set forth in Sections 4.1 and 4.12 hereof;

B-7.

EXECUTION VERSION

(f) the Company to re-issue the two prior bridge notes evidencing the $100,000 provided by Investor to date, to conform to the forms of Note attached hereto as Exhibits A-1 and A-2;

(g) all conditions set forth in the Notes to continue, including without limitation, the covenants;

                    (h)     the Company to have permitted, and to continue to permit, Investor to serve as the lead in regard to the Bridge Funding and Bridge Period Activities, and in regard to the Anticipated Equity Financing;

                    (i)     the Company’s board of directors to have resolved that a reverse split of its outstanding stock is needed, and that the terms, conditions and timing shall be determined during the Bridge Period as part of the Bridge Period Activities, and shall be reasonably satisfactory to Investor;

                    (j)     the Company to obtain all necessary  creditor and stockholder consents, and any additional consents requested by Investor, and the Company to make all necessary regulatory filings related to this Agreement and the Related Recapitalization Documents and the transactions contemplated thereby, in each case as rapidly as reasonably possible during the Bridge Period;

                    (k)     all secured creditors of the Company to have executed a subordination agreement, in the form attached hereto as Exhibit E, except for the equipment lessors and holders of statutory liens or landlord liens set forth on Schedule 2.2 hereto;

                    (l)     each holder of secured convertible promissory notes issued on November 13, 2003 (each a “Management Note” and, collectively the “Management Notes”) shall have executed the notice, consent and waiver in the form attached hereto as Exhibit F;

(m) each holder of a Management Note shall have executed and delivered the First Amendment to Convertible Secured Promissory Note in the form attached hereto as Exhibit G;

                    (n)     each holder of a warrant to purchase common shares issued in connection with the Management Notes shall have executed the First Amendment to Warrants to Purchase Common Shares in the form attached hereto as Exhibit H;

(o) all fees, costs and expenses incurred and/or undertaken by Investor to be satisfied by the Company as provided in Section 4.11 hereof;

(p) progress toward and/or in the Bridge Period Activities to be satisfactory to Investor;

(q) the Company to have satisfied all applicable general conditions to closing, as set forth in Section 4.9;

B-8.

EXECUTION VERSION

                    (r)     the Company to deliver to Investor at each closing of Bridge Funding and each closing of any other element of the Recapitalization Plan an officer’s certificate, executed by an authorized and  responsible officer of the Company, and certifying that the foregoing conditions have been fulfilled;

(s) the Company to be in compliance with all conditions, covenants and other provisions contained in the Notes;

                    (t)     with respect to the Subsequent Bridge Funding only, the Company to have agreed with Investor to extend the Bridge period through the date that is ninety (90) days from and after July 25, 2004 (such ninety (90) days, the “Extended Bridge Period”), in contemplation of the Subsequent Bridge Funding;

                    (u)     with respect to the Subsequent Bridge Funding only, the Company having completed the negotiation of, and executed, one or more contract services agreements, acceptable to Investor, providing for all services necessary for rapid restart of the Company’s Phase III prostate cancer trial and Phase II brain cancer trial, including, without limitation, regulatory advisory services and good manufacturing practice (GMP) manufacturing; and

                    (v)     the Company to have implemented new measures, acceptable to Investor, to ensure that all pre-and post-closing conditions and covenants provided for herein and in the Related Recapitalization Documents are fully satisfied, including, without limitation, to ensure that during the Extended Bridge Period the covenants required by Sections 2.5(c), (d), (e), (g), (h) and (i) are satisfied.

           2.5     Covenants Related to Bridge Funding and Equity Financing Period:  As more fully set forth in the forms of the Notes evidencing the Bridge Funding, during the Bridge Period and for so long as any Bridge Funding remains outstanding, the Company shall comply with certain affirmative and negative covenants including, without limitation, covenants relating to financial matters, handling of intellectual property, issuance of any equity or debt securities, handling of TFF devices, confidentiality and exclusivity, and other material matters.  Without limiting the foregoing, during the Bridge Period and the Equity Financing Period, the Company shall:

                    (a)     coordinate with Investor on the preparation and filing with the SEC of any Exchange Act filings and confidential treatment requests covering any commercially sensitive terms (as determined jointly by the Company and Investor) of this Agreement and any Related Recapitalization Document required to be filed with the SEC under applicable SEC regulations, and the Company shall use its best efforts to obtain confidential treatment of such information from the SEC;

(b) take all steps reasonably necessary to implement the structure provided in Section 3.3 hereof;

                    (c)     not hire, engage, retain, or agree to hire, engage or retain, any full or part-time, permanent or temporary employee, consultant, adviser, independent contractor, collaborator, intern or other personnel of any kind (collectively, “Personnel”), except with Investor’s express prior written approval, on a case by case basis;

B-9.

EXECUTION VERSION

                    (d)     not enter into, increase, expand, extend, renew or reinstate any severance, separation, retention, change of control or similar agreement with any Personnel (or agree, promise, commit or undertake to do so), except with Investor’s prior written approval, on a case by case basis;

                    (e)     not purchase, lease, hire, rent or otherwise acquire directly or indirectly any rights in or to any asset or facility outside of the ordinary course of business in an amount in excess of $10,000, in aggregate, or agree, promise or commit to do so, except in accordance with the Company’s budget that has been approved by the Company’s board of directors and the Investor;

                    (f)     take all steps reasonably necessary to procure the execution and delivery by Dan Wilds of the First Amendment to Warrants to Purchase Common Shares during the thirty (30) day Funded Bridge Period of the Initial Bridge Note;

(g) make no expenditures in excess of $10,000 in aggregate other than in accordance with a budget pre-approved by Investor;

(h) report the Company’s cash position and all expenditures and agreements, commitments or undertakings for expenditures to Investor on a bi-weekly basis; and

                    (i)      not deviate, during the period covered by such budget, more than $10,000 in aggregate from the budget included in the Schedule of Exceptions in connection with the Subsequent Bridge Note, nor take any action or make any promise, undertaking or commitment that would result in the Company incurring or accumulating payables and/or other financial obligations of any kind, whether current or deferred, direct or indirect, for purposes other than as set forth in budgets expressly agreed to by Investor, and/or in any amounts in excess of the amounts set forth in such agreed budgets, which equal or exceed $10,000 in aggregate, and which have not been approved in writing in advance by Investor.

           2.6     Modification of Bridge Period:

                    (a)     Early Termination of Bridge Period:  The Bridge Period shall continue until one hundred eighty (180) days after the Effective Date.  The Bridge Period may only terminate prior to one hundred eighty (180) days after the Effective Date upon the mutual agreement of the parties.

(b) Extension of Bridge Period: The Bridge Period may be extended beyond the period of one hundred eighty (180) days after the Effective Date upon the occurrence of one of the following events:

                              (i)      mutual agreement of the parties; or

                              (ii)     Investor reasonably determines, in its discretion, that further time is needed to complete the Bridge Period Activities, and Investor is willing to provide reasonable additional Bridge Funding for the period of such extension.

B-10.

EXECUTION VERSION

           2.7     Conversion of Bridge Funding:

                    (a)     Automatic Conversion:  The Bridge Funding shall automatically convert into Convertible Preferred Stock, upon the terms and conditions set forth herein, in the Notes and in the Convertible Preferred Stock Term Sheet, only in the event, and upon the closing of, the purchase in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments), on the terms and conditions set forth in the Convertible Preferred Stock Term Sheet, by Other Investors, as defined in the Convertible Preferred Stock Term Sheet, of a minimum of $15 million of Convertible Preferred Stock.

                    (b)     Discretionary Conversion:  Until, and/or in the absence of, the closing of purchases for cash of a minimum of $15 million of Convertible Preferred Stock, by Other Investors, on the terms and conditions set forth herein and in the Convertible Preferred Stock Term Sheet, the determination as to whether to convert any or all of the Bridge Funding into equity shall be made by Investor in its sole discretion.  Investor may make such determinations from time to time with regard to any Note and at any time before such Note has been discharged in full, and, as applicable, at any time on or before the expiration of the thirty (30) day notice period required under each Note in the event the Company wishes to prepay such Note.  Investor may, in its sole discretion, elect to convert any or all of the principal and/or interest due under each Note into any Equity Security and/or Debt Security (each as defined below) and/or any combination thereof, in each case that Investor shall designate in Investor’s sole discretion (the securities so elected being the “Investor Designated Securities”). For purposes hereof, (i) the term “Equity Security” means any class or series of equity security, or any combination of classes and/or series of equity securities, of the Company that have been authorized under the Company’s certificate of incorporation, as amended and/or restated, including by any certificate of designation (the “Charter”), or any new class or series of equity security, or any combination of new and/or existing classes and/or series of equity securities, of the Company for which the Company has undertaken any agreement, obligation, promise, commitment or letter of intent to obtain such authorization and (ii) the term “Debt Security” means any evidence of indebtedness of the Company that the Company has authorized, created or incurred, or that the Company has undertaken any agreement, obligation, promise, commitment or letter of intent to authorize, create or incur.

                    (c)     Information for Investor’s Election.  The Company shall provide to Investor, within two (2) business days after notice of each request by Investor, all information reasonably requested by Investor in connection with any Equity Securities and/or Debt Securities, to enable Investor to make decisions regarding one or more conversions.  In the event that the Company seeks to prepay a Note evidencing Bridge Funding, the Company shall deliver to Investor, simultaneously and together with the notice required under such Note of the Company’s interest in prepaying the Note, a summary of all material information, terms and conditions relating to all Equity Securities and Debt Securities (including any “side” letters or agreements or separate agreements).

B-11.

EXECUTION VERSION

                    (d)     Conversion. The conversion price for any conversion pursuant to Section 2.7(a) shall be the lowest nominal or effective price per share paid by the Other Investors who acquire such Convertible Preferred Stock (with the exception of shares issuable upon exercise of the Initial Bridge Warrants).  The conversion price for any conversion into any Equity Security or Debt Security pursuant to Section 2.7(b) shall be the lowest of (i) the lowest nominal or effective price per share paid by any investor at any time on or after the date one year prior to the Effective Date (with the exception of (x) purchases of up to 35,000 shares of the Company’s Common Stock, $0.001 par value (“Common Stock”) pursuant to certain options to purchase, at a purchase price of $0.0001, that were outstanding on the Effective Date and held by members of the Board of Directors, as set forth in Schedule 2.7(d), and (y) shares issuable upon the exercise of the Initial Bridge Warrants, each of which shall be excluded from consideration under this section), (ii) the lowest nominal or effective price at which any investor is entitled to acquire shares (including, without limitation, through purchase, exchange, conversion or exercise) pursuant to any other security, instrument, or promise, undertaking, commitment, agreement or letter of intent of the Company outstanding on or after the Effective Date or granted, issued, extended or otherwise made available by the Company at any time on or after the date one year prior to the Effective Date (regardless of whether currently exercisable or convertible) (with the exception of (x) certain options to purchase up to 35,000 shares of Common Stock at a purchase price of $0.0001 that were outstanding on the Effective Date and held by members of the Board of Directors as set forth in Schedule 2.7(d), and (y) the Initial Bridge Warrants, each of which shall be excluded from consideration under this section); and (iii) the lesser of $0.10 per share or 35% discount to the average closing price per share of the Common Stock during any twenty consecutive trading days (beginning with the twenty consecutive trading days prior to the Effective Date); provided, however, that in no event shall the price per share calculated pursuant to this clause (iii) be less than $0.04 per share.  The calculation required by clause (ii) hereof shall initially be based upon Schedule 2.7(d) hereto.  All other rights, preferences, privileges, terms and conditions received by Investor in connection with any conversion and/or any securities issued by the Company to Investor upon conversion, shall be no less favorable to Investor than the rights, preferences, privileges, terms and conditions any other investor in the Company has received or is entitled to receive with respect to the security into which Investor is converting pursuant to any other security, instrument, promise, undertaking, commitment, agreement or letter of intent of the Company, whether or not such rights, preferences, privileges, terms and conditions for any other investor are incorporated into the agreements or documents relating to any conversion or any issuance of the security or other instrument to that investor or are provided separately, at any time on or after one year prior to the Effective Date.  In regard to each conversion hereunder, the Company hereby agrees to take and/or arrange for all necessary corporate and related action to enable the execution of each such conversion elected by Investor. Except as set forth on Schedule 2.7(d) hereto, no subscription, warrant, option, convertible security, or other right (direct or indirect, contingent or otherwise) to purchase or otherwise acquire any equity securities of the Company are outstanding or authorized.  At each closing of the Bridge Funding and the Anticipated Equity Financing, if any, the Company shall provide Investor with an updated Schedule 2.7(d).

                    (e)     No Impairment.  The Company shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission, or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under and/or in connection with any Note evidencing Bridge Funding, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to such Note and in taking all such action as may be necessary or appropriate to protect Investor’s rights, preferences and privileges under and/or in connection with the Note against impairment.  The Investor’s rights, preferences and privileges granted under and/or in connection with any Note and/or Investor Designated Securities may not be amended, modified or waived without the Investor’s prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

B-12.

EXECUTION VERSION

                    (f)     Right of First Refusal:  In the event that the Company proposes to authorize or issue any Equity Security and/or Debt Security, Investor shall have a right of first refusal to purchase any or all of such Equity Security and/or Debt Security, through the conversion of any or all of the Notes and the exercise of any or all of the Bridge Warrants for such securities; provided, however, that in the event of automatic conversion of Bridge Funding pursuant to Section 2.7(a) hereof, Investor’s right of first refusal shall relate solely to the purchase of Convertible Preferred Stock.  Any such conversion of Notes by Investor would be at the conversion price provided in Section 2.7(d) and any such exercise of the Bridge Warrants would be at the exercise price provided in the applicable Bridge Warrant, in each case irrespective of the purchase price proposed to be paid by any other investor for such securities.  This right of first refusal shall apply at each closing of the issuance of any such Equity Security and/or Debt Security, so long as any Notes or Bridge Warrants are outstanding.  Such right of first refusal shall apply regardless of whether or not Investor leads or otherwise participates in any such financing.  Prior to issuing any Equity Security or Debt Security, the Company shall provide Investor with at least sixty days advance written notice of its intention to issue such securities, which notice shall describe in sufficient detail (to the extent then known) the securities proposed to be issued, the parties to whom the Company proposes to issue such securities and the price at which the securities are proposed to be issued (collectively the “Financing Terms”).  The Company shall update Investor with respect to the Financing Terms to the extent that the Financing Terms change or become known to the Company.  Once the Financing Terms are fixed, the Company shall provide Investor with a final notice (“Final Notice”) containing all Financing Terms and Investor shall have a period of thirty days to exercise its right of first refusal following delivery of such Final Notice to Investor by the Company.  All rights of first refusal provided by this Section 2.7(f) are in addition to, and shall in no way be deemed to limit, offset or supersede, Investor’s right of first refusal contained in Section 3.4(d) of this Agreement.

           2.8     Initial Bridge Warrants:

                    (a)     Issuance of Initial Bridge Warrants.  At each closing of Initial Bridge Funding, Investor received a warrant with coverage equal to three hundred percent (300%) of the principal amount due under each Note evidencing the Bridge Funding  provided in connection with such closing (collectively, the “Initial Bridge Warrants”).  The Company therefore issued $3,300,000 in warrant coverage on the $1,100,000 of Initial Bridge Funding provided prior to the Restatement Date.  The number of shares subject to such Initial Bridge Warrants so issued was determined on the basis of $0.05 per share (subject to adjustment for stock splits, stock dividends and the like).  The number of shares for which Investor shall initially be able to exercise the Initial Bridge Warrants Investor received for the Initial Bridge Funding shall therefore be 66,000,000 shares.

B-13.

EXECUTION VERSION

                    (b)     Exercise of Initial Bridge Warrants:  The Initial Bridge Warrants shall become exercisable on the Restatement Date and continue to be exercisable, in whole or in part, until the dates seven years after issuance, respectively, of such Initial Bridge Warrants. The exercise price of the Initial Bridge Warrants shall be $0.01 per share (subject to adjustment for stock dividends, stock splits, certain dilutive issuances and similar transactions, as provided more fully in the Initial Bridge Warrants).  In the event the Convertible Preferred Stock is approved and authorized, and the terms and conditions are the same as set forth herein and in the Convertible Preferred Stock Term Sheet, and Other Investors have purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth herein and in the Convertible Preferred Stock Term Sheet, then the Initial Bridge Warrants shall be exercisable solely for such Convertible Preferred Stock (subject to Section 5 thereof).  However, if, for any reason, such Convertible Preferred Stock is not approved or authorized, and/or is approved or authorized on any terms different than any terms set forth herein and in the Convertible Preferred Stock Term Sheet, and/or if Other Investors have not purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth herein and in the Convertible Preferred Stock Term Sheet, the Initial Bridge Warrants shall be exercisable for any Equity Security and/or Debt Security (each as defined in Section 2.7 hereof) and/or any combination thereof, in each case that Investor shall designate in Investor’s sole discretion (the securities so elected being the “Investor Designated Securities”).

                    (c)     No Impairment.  The Company shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission, or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under and/or in connection with the Initial Bridge Warrants, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to such Initial Bridge Warrants and in taking all such action as may be necessary or appropriate to protect Investor’s rights, preferences and privileges under and/or in connection with the Initial Bridge Warrants against impairment.  The Investor’s rights, preferences and privileges granted under and/or in connection with the Initial Bridge Warrants may not be amended, modified or waived without the Investor’s prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

                    (d)     Tax Treatment of Initial Bridge Warrants and Notes.  The Company and Investor, as a result of arm’s length bargaining, agree that the aggregate fair market value of the Notes issued in connection with the Initial Bridge Funding, if issued apart from the Initial Bridge Warrants, is $1,045,000 for such Notes, and the aggregate fair market value of the Initial Bridge Warrants, if issued apart from such Notes, is $55,000. The Company and Investor further agree that all tax filings and records relating to or including this Agreement, the Notes and/or the Initial Bridge Warrants shall be prepared on the basis of, and consistently reflect, the agreed fair market values set forth in this Section 2.8(d), and the Company shall instruct its accountants and other tax-preparation professionals to prepare all tax filings and returns on the basis of the foregoing.

           2.9     Subsequent Bridge Warrant:

                    (a)     Issuance of Subsequent Bridge Warrant.  On the Restatement Date, Investor shall receive a warrant with coverage equal to one hundred percent (100%) of the principal amount due under the Note evidencing the Subsequent Bridge Funding (the “Subsequent Bridge Warrant” and, collectively with the Initial Bridge Warrants and the Preferred Stock Warrants (as defined herein), the “Warrants”).  The Company shall, therefore, issue $2,000,000 in warrant coverage on the $2,000,000 of Subsequent Bridge Funding provided on the Restatement Date.  The number of shares subject to such Subsequent Bridge Warrant to be so issued shall be determined on the basis of $0.10 per share (subject to adjustment for stock splits, stock dividends and the like).  The total number of shares for which Investor shall initially be able to exercise the Subsequent Bridge Warrant shall therefore be 20,000,000 shares as of the Restatement Date.

B-14.

EXECUTION VERSION

                    (b)     Exercise of Subsequent Bridge Warrant:  The Subsequent Bridge Warrant shall be immediately exercisable upon issuance and continue to be exercisable for a period of seven (7) years after its issuance date.  The exercise price of the Subsequent Bridge Warrant shall be the lesser of $0.10 per share (subject to adjustment for stock splits, stock dividends and the like, as provided more fully in the Subsequent Bridge Warrant) and a 35% discount to the average closing price during the twenty trading days prior to the first closing of the sale of Convertible Preferred Stock; provided, however that in no event will the exercise price be less than $0.04 per share (subject to adjustment for stock splits, stock dividends and the like, as provided more fully in the Subsequent Bridge Warrant).  In the event the Convertible Preferred Stock is approved and authorized, and the terms and conditions are the same as set forth herein and in the Convertible Preferred Stock Term Sheet, and Other Investors have purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth herein and in the Convertible Preferred Stock Term Sheet, then the Subsequent Bridge Warrant shall be exercisable solely for such Convertible Preferred Stock (subject to Section 5 thereof).  However, if, for any reason, such Convertible Preferred Stock is not approved or authorized, and/or is approved or authorized on any terms different than any terms set forth herein and in the Convertible Preferred Stock Term Sheet, and/or if Other Investors have not purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth herein and in the Convertible Preferred Stock Term Sheet, the Subsequent Bridge Warrant shall be exercisable for any Equity Security and/or Debt Security (each as defined in Section 2.7 hereof) and/or any combination thereof, in each case that Investor shall designate in Investor’s sole discretion (the securities so elected being the “Investor Designated Securities”).

                    (c)     No Impairment.  The Company shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission, or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under and/or in connection with the Subsequent Bridge Warrant, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to such Subsequent Bridge Warrant and in taking all such action as may be necessary or appropriate to protect Investor’s rights, preferences and privileges under and/or in connection with the Subsequent Bridge Warrant against impairment.  The Investor’s rights, preferences and privileges granted under and/or in connection with the Subsequent Bridge Warrant may not be amended, modified or waived without the Investor’s prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

B-15.

EXECUTION VERSION

                    (d)     Tax Treatment of Subsequent Bridge Warrant and Note.  The Company and Investor, as a result of arm’s length bargaining, agree that the fair market value of the Note to be issued in connection with the Subsequent Bridge Funding, if issued apart from the Subsequent Bridge Warrant, is $1,980,000, and the fair market value of the Subsequent Bridge Warrant, if issued apart from such Note, is $20,000. The Company and Investor further agree that all tax filings and records relating to or including this Agreement, the Note to be issued in connection with the Subsequent Bridge Funding and/or the Subsequent Bridge Warrant shall be prepared on the basis of, and consistently reflect, the agreed fair market values set forth in this Section 2.9(d), and the Company shall instruct its accountants and other tax-preparation professionals to prepare all tax filings and returns on the basis of the foregoing.

           2.10     Post-Closing Matters:   Following the closing of the Subsequent Bridge Funding, the parties agree to take all steps necessary to amend any Related Recapitalization Agreement to (i) replace all Notes representing the Initial Bridge Funding with a Note in the form of Exhibit A-5; and (ii) conform any language therein to the language provided herein within ten (10) business days of the Restatement Date.  To the extent that any provisions of this Agreement are inconsistent with or in addition to the provisions contained in any Related Recapitalization Agreement, the provisions hereof shall be controlling.

SECTION 3. ANTICIPATED EQUITY FINANCING

           3.1     Essential Part of Recapitalization Plan:  As provided in Section 1.1, hereof, the Company is being recapitalized in two stages under the Recapitalization Plan:  first, through Bridge Funding, and thereafter through an Anticipated Equity Financing.  The Recapitalization Plan comprises a single integrated plan, and all terms and conditions set forth in this Agreement and the Related Recapitalization Documents – including, without limitation, the Anticipated Equity Financing – are an essential part of the transaction.  This integrated structure, with binding agreement between the parties in regard to the Anticipated Equity Financing as well as the Bridge Funding, is necessary to provide adequate consideration to Investor, and is also both necessary and desirable for the Company, in order to provide the resources needed to restart the Company’s business, and enable the Company to maintain and build that business on a sustainable basis.  The Company shall fully disclose and present the Recapitalization Plan as a single integrated plan in all regulatory filings and all documents relating to shareholder notice and consent in connection with the Recapitalization Plan.

B-16.

EXECUTION VERSION

                    3.2     Fiduciary Exception:  Notwithstanding the binding agreement set forth herein in regard to the Anticipated Equity Financing, that agreement, and the Company’s obligations thereunder, shall be subject to a limited fiduciary exception, pursuant to which the Company may respond to or accept a proposal for equity financing or merger, consolidation, business combination or sale of all or substantially all of the Company’s assets from another party or parties (each of the foregoing constituting an “Alternative Equity Financing Proposal”), but (a) only as and to the extent required by applicable law; (b) only in regard to an Alternative Equity Financing Proposal that has not been directly or indirectly solicited by the Company or any of its officers, directors or employees, Soma Partners LLC (“Soma”), or any advisors, agents or consultants of the Company during the Standstill Period provided in Section 4.1 hereof or during the standstill period provisions described in the Notes and Section 13 of each of the 10% Convertible, Secured Promissory Notes issued by the Company to the Investor, dated as of February 2, 2004 and March 1, 2004, respectively (an “Unsolicited Proposal”), and (c) only if the Board of Directors of the Company provides written certification to Investor that the Alternative Equity Financing Proposal is an Unsolicited Proposal.  The Company shall notify Investor of its receipt of any Unsolicited Proposal immediately upon receipt thereof, and shall provide to Investor a copy of such Unsolicited Proposal or a description of all material terms thereof, including the party or parties involved.  If the Company’s board of directors determines that acceptance of any Unsolicited Proposal is required in order to fulfill its fiduciary obligations, prior to accepting such Unsolicited Proposal, the Company shall notify Investor of its intent to accept such Unsolicited Proposal.  Investor shall have twenty-one (21) days from the date it receives such notice from the Company to present a revised proposal of its own to the Company (although Investor shall under no circumstances be obligated to do so), which the Company’s board of directors shall fully consider in good faith.   In the event that, following the consideration of any revised proposal from Investor or, in the absence of any such revised proposal, following the expiration of twenty-one (21) days, the Company’s board of directors determines that acceptance of the Unsolicited Proposal is required in order to fulfill its fiduciary obligations pursuant to this Section 3.2 and the Company has complied with all aspects of this Section 3.2, then the Company shall be under no obligation to proceed with the Anticipated Equity Financing; provided, however, that all other terms and conditions of this Agreement and the Related Recapitalization Documents, including, without limitation, the terms and conditions of any Notes and Warrants issued pursuant to this Agreement, shall remain in full force and effect (with the exception of Sections 2.1, 2.5(b), 2.5(c), 4.6(b), 4.6(d), 4.6(e) and 4.6(h) of this Agreement which shall terminate and be of no further effect). Upon the later of (i) the termination, if applicable, of the Company’s obligation to proceed with the Anticipated Equity Financing as described in this Section 3.2, and (ii) the date that no Notes are outstanding, the covenants contained in Section 4.6(f) of this Agreement shall terminate and be of no further effect.

           3.3     Structure:  It is the preference of the Company to raise the Anticipated Equity Financing in the form of a private investment in public entity (“PIPE”) transaction, with the Company remaining a publicly traded entity.  However, the Company acknowledges and agrees that there can be no assurance that it will be reasonably feasible to do so.  The Company, with assistance from two investment banks, has tried for two years without success to raise financing through a secondary equity offering or PIPE while remaining a publicly traded entity.  In order to raise the necessary follow-on financing to the Bridge Funding, it may be necessary for the Company to do so in connection with, or following, the deregistration of the Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In order to accommodate the Company’s preference for a PIPE transaction, while also providing for the possibility of effecting the follow-on financing in connection with or following deregistration of the Common Stock under the Exchange Act if the latter transaction is either necessary or desirable, the parties agree to the plan set  forth below.  The parties further agree that the securities to be sold for the Anticipated Equity Financing will be the same Convertible Preferred Stock, on the same terms and conditions as set forth herein, regardless of whether the structure of the Anticipated Equity Financing is (i) a PIPE transaction, (ii) in connection with, or following, the deregistration of the Common Stock under the Exchange Act, or (iii) a combination thereof.

B-17.

EXECUTION VERSION

                    (a)     Initial PIPE:  The Company will first seek to sell at least $8 million of the Convertible Preferred Stock through a PIPE transaction.  The Company’s Board of Directors is requested not to change until the earlier of: (x) approval by the Company’s stockholders of the transactions contemplated by this Agreement and/or the Related Recapitalization Documents; or (y) the expiration of the Bridge Period.  In the event such sale through a PIPE transaction is not achieved, and if it reasonably appears that such sale can be achieved in connection with or following the deregistration of the Company’s Common Stock under the Exchange Act, the Company will then review the Anticipated Equity Financing with a view to proceeding with such financing in connection with or following the deregistration of the Company’s Common Stock under the Exchange Act.

                    (b)     Regulatory Approval and Shareholder Consent:  The Company will fully disclose, in all applicable regulatory filings and all documents relating to shareholder notice and consent, the full Recapitalization Plan.

           3.4     Terms and Conditions:  The terms and conditions of the Anticipated Equity Financing shall be as set forth herein and in the Convertible Preferred Stock Term Sheet, which is attached hereto as Exhibit B and incorporated herein by reference.  Such terms and conditions include, without limitation, the following:

                    (a)     Securities To Be Issued:  The Anticipated Equity Financing shall consist of the issuance and sale of up to $40 million of Convertible Preferred Stock (including any shares issuable upon conversion of Bridge Funding, but not including any shares issuable upon exercise of warrants, options, and similar instruments or obligations, which shares shall be issued in addition to the issuance and sale of up to $40 million) (the “Maximum Issuance”), in one or more closings over a period of 12 months commencing at the first closing of Convertible Preferred Stock (the “Equity Financing Period”), so long as the aggregate amount issued and sold (excluding the amounts to be issued upon exercise of warrants, options and similar instruments or obligations) does not exceed the Maximum Issuance.  The price per share for such issuance and sale shall be the lesser of $0.10 per share (as adjusted for stock splits, stock dividends and the like) or a 35% discount to the average closing price during the twenty trading days prior to closing; provided, however, that in no event shall the price per share be less than $0.04 per share (as adjusted for stock splits, stock dividends and the like).

                    (b)     Preferred Warrants:  The Company shall issue $8 million in warrant coverage on the first $8 million of Convertible Preferred Stock purchased for cash (the “Preferred Stock Warrants”).  Preferred Stock Warrants shall not be issued upon conversion of notes, exercise of warrants, or other conversion or exercise.  The number of shares issuable upon exercise of warrants to be so issued shall be determined on the basis of $0.10 per share (subject to adjustment for stock splits, stock dividends and the like), and the aggregate number of shares for which the holders of Preferred Stock Warrants shall be able to exercise such Warrants shall therefore be 80,000,000 shares.  The exercise price of such Preferred Stock Warrants shall be the lesser of $0.10 per share (subject to adjustment for stock splits, stock dividends and the like) and a 35% discount to the average closing price during the twenty trading days prior to the first closing of the sale of Convertible Preferred Stock; provided, however that in no event will the exercise price be less than $0.04 per share (subject to adjustment for stock splits, stock dividends and the like).  The exercise period shall commence upon issuance of the Preferred Stock Warrants, and shall continue for a period of seven (7) years after their respective issuance dates.

B-18.

EXECUTION VERSION

                    (c)     Investor Election to Lead:  Investor has elected to serve as the lead to identify and organize Other Investors during the Bridge Period and the Equity Financing Period, and prepare for one or more closings of the Anticipated Equity Financing during the Equity Financing Period.

                    (d)     Right of First Refusal:  Investor shall have a right of first refusal to purchase up to $15 million of the Convertible Preferred Stock.  This right of first refusal shall apply at each closing during the Equity Financing Period, until the $15 million amount is reached.  Such purchases shall be determined in addition to, and shall not be deemed to include, any purchases of Convertible Preferred Stock by Investor (including its designees) through conversion of Bridge Funding, or exercise of any warrants or similar instruments.  Such right of first refusal shall apply regardless of whether or not Investor leads the financing during any part of the Equity Financing Period.

SECTION 4: GENERAL PROVISIONS

           4.1     Standstill and Exclusivity:  During the Bridge Period and the Equity Financing Period, as defined herein and in the Convertible Preferred Stock Term Sheet, but excluding the periods from February 18, 2004 through February 29, 2004 and March 16, 2004 through the Effective Date (collectively the “Standstill Period”), the parties shall have worked together, and shall continue to work together, in good faith with best efforts to implement the terms of this Agreement.  Except as provided in the fiduciary exception set forth in Section 3.2 hereof, during the Standstill Period the Company and its officers, directors, employees, agents, advisers, consultants, partners and collaborators shall work only with Investor and its agents, advisers and consultants, and shall have had, and shall continue to have, no discussions, negotiations and/or communications of any kind with any other parties, regardless of which party initiates or attempts to initiate any such contact or communication, in regard to any potential equity or debt financing of the Company, and/or any joint venture, license, co-development or other business arrangement, or merger, consolidation, business combination or sale of all or substantially all of the Company’s assets, by or with parties other than Investor.

           4.2     Cross-Default:  The Company acknowledges that the financing contemplated by this Agreement is part of an integrated Recapitalization Plan, as set forth in this Agreement and the Related Recapitalization Documents.  The Company further acknowledges and agrees that this Agreement is subject to all terms and conditions set forth in the Related Recapitalization Documents, and that the Related Recapitalization Documents are subject to all of the terms and conditions of this Agreement.  The Company agrees that any default by the Company under any provision of this Agreement or any of the Related Recapitalization Documents will constitute a default under each other Related Recapitalization Document and this Agreement.

           4.3     Termination of Soma Partners:  Prior to any closing hereunder, including without limitation the closing of the Initial Bridge Funding hereunder, the Company shall terminate all existing agreements, understandings, commitments and obligations with Soma (other than an existing obligation of $3,000 and obligations under the tail period following termination of the letter agreement between the Company and Soma dated October 15, 2003).  Following such termination, the Company shall be permitted (but not required) to negotiate and enter into a new agreement with Soma, provided that the terms and conditions of any such agreement are in accordance with prevailing market terms, and provided further that the Company obtains the prior written approval of Investor for any such new agreement.

B-19.

EXECUTION VERSION

           4.4     Indemnification:  The Company will indemnify, defend and hold Investor and each person controlling Investor harmless, to the fullest extent allowed under applicable law, from and against all liabilities, losses, and damages, together with all reasonable costs and expenses related thereto (including, without limitation, reasonable legal and accounting fees and expenses), other than consequential losses or damages, which would not have been incurred if (a) all of the representations and warranties of the Company herein had been true, correct and complete as of each closing, and (b) all of the covenants and agreements of the Company herein had been fully and timely complied with and performed. The Company will pay as incurred to Investor and to each person controlling Investor, all legal and other expenses reasonably incurred in connection with investigating, defending against, and/or settling any such liability, loss or damage.

           4.5     Injunctive Relief:  The Company agrees that its breach of this Agreement will cause irreparable harm to the Investor and that monetary damages would not be a sufficient remedy in the event of a breach of the Agreement by the Company. The Company agrees that Investor shall be entitled to seek and obtain injunctive relief and/or specific performance under this Agreement in the event of any such breach.  Such remedies shall not be deemed to be exclusive remedies for a breach of this Agreement but shall be in addition to all other remedies available to Investor at law or in equity.

           4.6     Additional Covenants:

                    (a)     The Company will make, in a timely manner, all filings required by applicable regulatory agencies (whether state or federal), exchanges, markets or other bodies, at the Company’s expense, in connection with the transactions contemplated by this Agreement and the Related Recapitalization Documents.

                    (b)     As soon as practicable after the Effective Date, the Company will use its best efforts to obtain all necessary consents and, if applicable, shareholder votes from its shareholders to implement the transactions contemplated by this Agreement and the Related Recapitalization Documents.

(c) The Company shall not hire, engage, retain or agree to hire, engage or retain any Personnel, except with Investor’s express prior written approval, on a case by case basis;

                    (d)     The Company shall not enter into, increase, expand, extend, renew or reinstate any severance, retention,separation, change of control or similar agreement with any Personnel, or agree, promise, commit or undertake to do so, without the prior written approval of Investor;

(e) The Company shall make no expenditures in excess of $10,000 in aggregate other than in accordance with a budget pre-approved by Investor;

B-20.

EXECUTION VERSION

(f) The Company shall report the Company’s cash position and all expenditures and commitments for expenditures to Investor on a bi-weekly basis;

                    (g)     The Company shall not deviate, during the period covered by such budget, more than $10,000 in aggregate from the budget included in the Schedule of Exceptions in connection with the Subsequent Bridge Note, nor take any action or make any promise, undertaking or commitment that would result in the Company incurring or accumulating payables and/or other financial obligations of any kind, whether current or deferred, direct or indirect, for purposes other than as set forth in budgets expressly agreed to by Investor, and/or in any amounts in excess of the amounts set forth in such agreed budgets, which equal or exceed $10,000 in aggregate, and which have not been approved in writing in advance by Investor;

                    (h)     The Company shall not purchase, lease, hire, rent or otherwise acquire directly or indirectly any rights in or to any asset or facility outside of the ordinary course of business in an amount in excess of $10,000, in aggregate, or agree, promise or commit to do so, except in accordance with the Company’s budget that has been approved by the Company’s board of directors and the Investor;

                    (i)     The Company shall comply in all respects with all covenants listed in Section 10 of the Notes.  The covenants listed in Section 10 of the Notes are hereby incorporated by reference into this Section 4.6 of this Agreement;

                    (j)     The Company shall comply in all respects with all covenants listed in Section 3 of the Initial Bridge Warrants.  The covenants listed in Section 3 of the Initial Bridge Warrants are incorporated by reference into this Section 4.6 of this Agreement;

                    (k)     The Company shall use its best efforts to obtain, within 30 days of the Effective Date,  the written agreement, in a form acceptable to Investor, of each of those stockholders of the Company listed on Schedule 4.6 hereto (the “Key Stockholders”) to vote in favor of the approval of this Agreement, the Related Recapitalization Documents and all transactions contemplated hereunder and thereunder, including, without limitation, the approval of an amendment to the Company’s Charter in order to authorize sufficient capital stock to permit the Anticipated Equity Financing. Such written agreement of the Key Stockholders shall, without limitation, include a provision whereby each Key Stockholder agrees that it will not take any action in opposition to the transactions contemplated hereby or attempt to frustrate the purposes hereof; and

                    (l)     The Company shall comply in all respects with all covenants listed in Section 3 of the Subsequent Bridge Warrant.  The covenants listed in Section 3 of the Subsequent Bridge Warrant are incorporated by reference into this Section 4.6 of this Agreement.

           4.7     Representations and Warranties:  Except as expressly set forth (with reference to a section in this Agreement) in the Schedule of Exceptions (as updated as of each closing contemplated by this Agreement and the Related Recapitalization Documents) attached hereto as Exhibit I (the “Schedule of Exceptions”), and only to the extent such exceptions are acceptable to Investor, in its sole discretion, as of the Effective Date, and independently as of the date upon which each Note is issued to Investor, and as of the date of each closing, if any, of the Anticipated Equity Financing, the Company represents and warrants to the following:

B-21.

EXECUTION VERSION

                    4.7.1   Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, operations, prospects or condition (financial or otherwise).

                    4.7.2   Authorization of Agreement, Etc.  The execution, delivery and performance by the Company of this Agreement, including the Related Recapitalization Documents, has been duly authorized by all requisite corporate action by the Company in accordance with Delaware law.  This Agreement and the Related Recapitalization Documents that are being or have been executed as of such closing are valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application effecting enforcements of creditors’ rights or general principles of equity.

                    4.7.3   No Conflicts.  The execution, delivery, performance, issuance, sale and delivery of this Agreement and the Related Recapitalization Documents, and compliance with the provisions hereof by the Company, will not (a) to the knowledge of the Company, violate any provision of any law, statute, rule or regulation applicable to the Company or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to the Company or any of its properties or assets or (b) conflict with or result in any material breach of any of the terms, conditions or provisions of, or constitute (with notice or lapse of time or both) a material default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of, any encumbrance upon any of the material assets of the Company under, the Charter or Bylaws of the Company (as they may be amended to date) or any agreement or instrument to which the Company is a party.  As used herein, “encumbrance” shall mean any liens, charges, encumbrances, equities, claims, options, proxies, pledges, security interests, licenses or other similar rights of any nature.

                    4.7.4   Compliance with Other Instruments.  The Company is not in violation of any term of the Company’s Charter, as amended, including any certificate of designation filed therewith, and/or the Company’s Bylaws.  The Company is not, in any material respect, in violation of any term of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which the Company or any of such Collateral is subject.  To the best of the Company’s knowledge, no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a breach or violation, in any material respect, under any applicable judgments, orders, writs, decrees, federal, state and/or local laws, rules or regulations which would have a material adverse affect on the condition, financial or otherwise, or operations of the Company (as it is currently conducted and as it is proposed to be conducted) or on any material assets or any Intellectual Property owned, controlled, licensed, possessed, and/or used by the Company.  To the best of its knowledge, the Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company’s loss of any right granted under any license, distribution agreement or other agreement or Intellectual Property.

B-22.

EXECUTION VERSION

                    4.7.5   Approvals.  The Company has obtained all necessary permits, authorizations, waivers, consents and approvals of or by, and made all necessary notifications of and/or filings with, all applicable persons (governmental and private), in connection with the execution, delivery, performance, issuance, sale and/or delivery of this Agreement and the Related Recapitalization Documents, and consummation by the Company of the transactions contemplated hereby and thereby, except as listed in Schedule 4.7.5.

                    4.7.6   Capitalization.  The authorized capital stock of the Company consists of 125,000,000 shares of Common Stock, par value $0.001 per share and 15,000,000 shares of Preferred Stock, par value of $0.001 per share.  As of the date hereof, 19,028,779 shares of Common Stock and no shares of preferred stock of any kind are issued and outstanding.  No other shares of any class or series of the Company’s capital stock are authorized and/or issued and outstanding.  All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and non-assessable, and have been offered, sold and delivered by the Company in compliance with all applicable federal and state securities laws.  Except as set forth in Schedule 4.7.6, no subscription, warrant, option, convertible security, or other right (direct or indirect, contingent or otherwise) to purchase or otherwise acquire any equity securities of the Company is authorized or outstanding, and there is no agreement, promise, commitment, undertaking or letter of intent of any kind (direct or indirect, contingent or otherwise) by the Company to issue any shares, subscriptions, warrants, options, convertible securities, or other such rights, or to distribute to holders of any of its equity securities any evidence of indebtedness or asset.  Except as set forth in Schedule 4.7.6, the Company has no obligation of any kind (direct or indirect, contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Schedule 4.7.6 includes a true, accurate and complete statement describing the total number of shares of the Company outstanding as of the date of this Agreement (on a fully diluted basis, including, without limitation, all warrants and options outstanding (whether or not currently exercisable), all convertible instruments of any kind (whether or not currently convertible), shares of all classes of stock, and any agreements, promises, commitments, undertakings or letters of intent to issue any of the foregoing.

                    4.7.7   Authorization of the Shares.  The Company has, or before the first closing of the Anticipated Equity Financing hereunder will have, authorized the issuance and sale of a sufficient number of shares of Convertible Preferred Stock, par value $0.001 per share, and Common Stock of the Company to fully implement the Recapitalization Plan, while maintaining such additional authorized but unissued shares as reasonably determined by Holder to be appropriate. Of such authorized shares, a sufficient number of shares shall be reserved for issuance upon any exercise of the Bridge Warrants and/or Preferred Stock Warrants.  If at any time the number of authorized but unissued shares of Convertible Preferred Stock and/or of Common Stock is not sufficient to effect the conversion of all then outstanding convertible Notes and other instruments, and the exercise of all then outstanding warrants, options and similar instruments, then, in addition to such other remedies as may be available to Investor, including, without limitation, the exercise of Investor’s right of first refusal set forth in Section 2.7(f) hereof, the Company shall take such corporate action as may be necessary to increase its authorized but unissued shares of Convertible Preferred Stock and/or Common Stock to such number of shares as will be sufficient for such purposes.  Such corporate action shall include, without limitation, obtaining all requisite regulatory approvals and any requisite shareholder approval of any necessary amendment to the Company’s Charter.

B-23.

EXECUTION VERSION

                    4.7.8   Litigation.  Except as set forth in Schedule 4.7.8 of the Disclosure Schedule, there is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, currently threatened against the Company, or its officers, directors, advisors, agents,  properties, assets or business, in each case relating to the Company.  The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

                    4.7.9   No Liens.  Except for liens for the benefit of Investor, created by this Agreement and/or any of the Related Recapitalization Documents, and except as set forth in Schedule 4.7.9 of the Disclosure Schedule, none of the material assets of the Company, including the Collateral, are subject to any existing lien, pledge, security interest or other encumbrance of any kind, direct or indirect, contingent or otherwise.

                    4.7.10 Full Disclosure.  Notwithstanding any other provision of this Agreement or any Related Recapitalization Document, neither this Agreement, any of the Related Recapitalization Documents nor any exhibit hereto or thereto, nor any written report, certificate, instrument or other information furnished to Investor in connection with the transactions contemplated under and/or in connection with this Agreement and the Related Recapitalization Documents contain any material misstatement (including, without limitation, any material omission), or is misleading in any material respect.

                    4.7.11 No Other Security Interests or Other Encumbrances.  Except as set forth in Schedule 4.7.11 (and only to the amounts set forth on such schedule), there are no existing security interests, pledges, liens or other encumbrances of any kind, direct or indirect, contingent or otherwise (including without limitation any licensing or partnering arrangements or agreements), in or relating to any assets of the Company, including, without limitation, any Intellectual Property (as defined in the Note) or other Collateral.  All existing security interests, pledges, liens or other encumbrances of any kind, other than those set forth in Schedule 4.7.11 hereto (and only to the amounts set forth on such schedule), are subordinate to the security interest established pursuant to the Notes, in accordance with Section 11 thereof, all necessary consents, subordination agreements and waivers, if any, have been obtained, and all amended filings and/or re-filings shall be made immediately upon the Effective Date.

                    4.7.12 “Small Business”.

                    (a)     Small Business Status.  The Company together with its “affiliates” (as that term is defined in Section 121.103 of Title 13 of Code of Federal Regulations (the “Federal Regulations”)) is a “small business concern” within the meaning of the Small Business Investment Act of 1958, as amended (the “Small Business Act” or “SBIA”), and the regulations promulgated thereunder, including Section 121.301(c) of Title 13, Code of Federal Regulations.

B-24.

EXECUTION VERSION

                    (b)     Information for SBA Reports.  The Company has delivered and/or will deliver to Investor certain information, set forth by and regarding the Company and its affiliates in connection with this Agreement, on SBA Forms 480, 652 and Part A and B of Form 1031.  This information delivered was true, accurate, complete and correct, and any information yet to be delivered will be true, accurate, complete and correct, and in form and substance acceptable to Investor.

(c) Eligibility. The Company is eligible for financing by any SBIC Investor pursuant to Section 107.720 of Title 13 of the Federal Regulations.

                    4.7.13 Intellectual Property.

                    (a)     Definitions. “Intellectual Property” means all foreign and domestic intangible property and rights, owned, licensed, sub-licensed or otherwise obtained by the Company, including, without limitation, (i) inventions, discoveries and ideas, whether patentable or not, and all patents, registrations and applications therefor, including divisions, continuations, continuations-in-part, requests for continued examination, and renewal applications, and including renewals, extensions and reissues, including without limitation those items referenced on Appendix 2 to Exhibit A of the Note (collectively, “Patents”); (ii) confidential and proprietary information, trade secrets and know-how, including without limitation processes, schematics, formulae, drawings, prototypes, models, designs and customer lists (collectively, “Trade Secrets”); (iii) all data, slides, observations, and laboratory results, produced by, for or on behalf of the Company, or which the Company has rights to obtain (collectively, “Data”); (iv) all FDA applications, registrations, filings and other rights (collectively, “FDA Rights”) and all data and documentation supporting or relating thereto; (iv) published and unpublished works of authorship, whether copyrightable or not (including, without limitation, databases and other compilations of information), copyrights therein and thereto, and registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof (collectively, “Copyrights”); (v) trademarks, service marks, brand names, certification marks, collective marks, d/b/a’s, Internet domain names, logos, symbols, data, trade dress, assumed names, fictitious names, trade names, and other indicia of origin, all applications and registrations for the foregoing, and all goodwill associated therewith and symbolized thereby, including all extensions, modifications and renewals of same, including without limitation those items referenced on Appendix 1 to Exhibit A of the Note (collectively, “Trademarks”); (vi) all other intellectual property or proprietary rights, including, without limitation, all claims or causes of action arising out of or related to any infringement, misappropriation or other violation of any of the foregoing, including rights to recover for past, present and future violations thereof (collectively, “Other Proprietary Rights”).

          “Intellectual Property Contracts” means all agreements involving, relating to or affecting the Intellectual Property, including, without limitation, agreements granting rights to use the Licensed or Sub-Licensed Intellectual Property, agreements granting rights to use Owned Intellectual Property, confidentiality agreements, Trademark coexistence agreements, Trademark consent agreements and non-assertion agreements.

B-25.

EXECUTION VERSION

          “Licensed or Sub-Licensed Intellectual Property” means the Intellectual Property that the Company is licensed, sub-licensed or otherwise permitted by other persons or entities to use.

          “Owned Intellectual Property” means the Intellectual Property owned by the Company.

          “Registered” means issued, registered, renewed or the subject of a pending application.

                    (b)     Schedule 4.7.13 (“Intellectual Property”) sets forth a true and complete list and summary description of (A) all Registered or material Owned Intellectual Property (each identified as a Patent, Trademark, Trade Secret, Copyright or Other Proprietary Right, as the case may be); (B) all Licensed or Sub-Licensed Intellectual Property and (C) all Intellectual Property Contracts.

                    (c)     All Intellectual Property is valid, subsisting and enforceable.  No Owned Intellectual Property has been canceled, suspended, adjudicated invalid, not maintained, expired or lapsed, or is subject to any outstanding order, judgment or decree restricting its use or adversely affecting or reflecting the Company’s rights thereto.  No Licensed or Sub-Licensed Intellectual Property has been canceled, suspended, not renewed or extended, adjudicated invalid, not maintained, expired or lapsed, or is subject to any outstanding order, judgment or decree restricting its use or adversely affecting or reflecting the Company’s rights thereto.

                    (d)     The Owned Intellectual Property is owned exclusively by the Company and has been used with all patent, trademark, copyright, confidential, proprietary and other Intellectual Property notices and legends prescribed by law or otherwise permitted.

                    (e)     No suit, action, reissue, reexamination, public protest, interference, opposition, cancellation or other proceeding (collectively, “Suit”) is pending or threatened concerning any claim or position:

                              (i)       that the Company, or another person or entity, has violated any Intellectual Property rights.  To the Company’s best knowledge, the Company is not violating and has not violated any intellectual property rights of any other party.

                              (ii)     that the Company, or another person or entity, has breached any Intellectual Property Contract.  There exists no event, condition or occurrence which, with the giving of notice or lapse of time, or both, would constitute a breach or default by the Company, or a breach or default by another person or entity, under any Intellectual Property Contract.  No party to any Intellectual Property Contract has given the Company notice of its intention to cancel, terminate or fail to renew any Intellectual Property Contract.

                              (iii)     that the Intellectual Property has been violated or is invalid, unenforceable, unpatentable, unregisterable, cancelable, not owned or not owned exclusively by the Company.  No such claim has been threatened or asserted. To the Company’s best knowledge, no valid basis for any such Suits or claims exists.

B-26.

EXECUTION VERSION

                    (f)     To the Company’s best knowledge, no other person or entity is violating, infringing upon or claiming rights incompatible with the Company’s rights to any Intellectual Property.  The Company has provided to Investor and all Other Investors copies of all information reasonably available to it relevant to intellectual property rights claimed by third parties and possible infringement thereof including, without limitation, any freedom to practice or freedom to operate opinions.

(g) The Company owns or otherwise holds valid rights to use all Intellectual Property used in its business.

                    (h)     The Company has timely made all filings and payments with the appropriate foreign and domestic agencies and other parties required to maintain in full force and effect all Intellectual Property.  Except as set forth on Schedule 4.7.13, no due dates for filings or payments concerning the Intellectual Property (including, without limitation, office action responses, affidavits of use, affidavits of continuing use, renewals, requests for extension of time, maintenance fees, application fees and foreign convention priority filings) fall due within ninety (90) days prior to or after the closing, whether or not such due dates are extendable.  The Company is in compliance with all applicable rules and regulations of such agencies and other parties with respect to the Intellectual Property.  All documentation necessary to confirm and effect the Intellectual Property, if acquired from other persons or entities, has been recorded in the United States Patent and Trademark Office, the United States Copyright Office and other official offices.

                    (i)     The Company has undertaken and consistently implemented best efforts to protect the secrecy, confidentiality and value of all non-public Intellectual Property used in its business (including, without limitation, entering into appropriate confidentiality agreements with all officers, directors, employees and other persons or entities with access to such non-public Intellectual Property).  Company management has not disclosed any such non-public Intellectual Property to any persons or entities other than (i) Company employees or Company contractors who had a need to know and use such non-public Intellectual Property in the ordinary course of employment or contract performance, or (ii) prospective customers, and in each case who executed appropriate confidentiality agreements.

                    (j)     The Company has taken all reasonable measures to confirm that no current or former Company employee is or was a party to any confidentiality agreement or agreement not to compete that restricts or forbids, or restricted or forbade at any time during such employee’s employment by the Company, such employee’s performance of the Company’s business, or any other activity that such employee was hired to perform or otherwise performed on behalf of or in connection with such employee’s employment by the Company.

B-27.

EXECUTION VERSION

                    4.7.14 SEC Filings; Financial Statements.

                    (a)               The Company has delivered or made available to Investor accurate and complete copies of all registration statements, proxy statements and other statements, reports, schedules, forms and other documents filed by the Company with the SEC since January 1, 2003, and all amendments thereto (the “Company SEC Documents”).  Except as set forth on Schedule 4.7.14, all statements, reports, schedules, forms and other documents required to have been filed by the Company with the SEC have been so filed on a timely basis.   As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing):  (i) each of the Company SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    (b)               The financial statements (including any related notes) contained in the Company SEC Documents:  (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that will not, individually or in the aggregate, be material in amount), and (iii) fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and its consolidated subsidiaries for the periods covered thereby.

                    4.7.15 Liabilities.  The Company has no accrued, contingent and/or other liabilities of any nature, either mature or immature, as of the Restatement Date other than (i) tax liabilities to the State of Washington in the maximum amount of $492,000, (ii) amounts payable to Cognate and (iii) future lease payments to Benaroya Capital Co. LLC for the Company’s premises lease not yet due, in the aggregate in excess of $450,000, of which $325,000 are currently due payables, $69,000 are the aggregate balances of capital leases payable in monthly installments in the amounts set forth in the budget included in the Schedule of Exceptions through the first calendar quarter of 2006, decreasing thereafter, the last of which is fully amortized in May 2007, and $55,000 are accrued vacation and sick pay.

                    4.7.16 Compliance with All Standstill Provisions.  The Company has complied in all respects with all standstill, exclusivity and confidentiality provisions of (a) this Agreement, the Notes and the Related Recapitalization Documents, (b) Section 13 of that certain 10% Convertible, Secured Promissory Note by and between the Company and Investor dated as of February 2, 2004 and (c) Section 13 of that certain 10% Convertible, Secured Promissory Note by and between the Company and Investor dated as of March 1, 2004.

          4.8     Representations and Warranties of Investor:  Investor hereby represents and warrants to the Company, as of the Effective Date and, independently as of the date upon which each Note is issued to Investor that subject to, and based in part on, the Company’s representation and warranty in Section 4.7.10 hereof,

                    (a)     Investor has conducted its own due diligence review of the Company and received copies or originals of all documents it has requested from the Company; Notwithstanding the foregoing, this representation shall not in any way be deemed to prohibit, limit, restrict or otherwise impact Investor’s rights to indemnification, and/or to any other rights or remedies available at law or equity, from the Company and its affiliates in the event of a breach by the Company of any representation, warranty, covenant or other term hereof or of any Related Recapitalization Document; and

B-28.

EXECUTION VERSION

                    (b)     Investor is aware of the Company’s financial prospects and acknowledges that the sources of repayment of the Notes and the payment of Investor’s fees, costs and expenses pursuant to Section 4.11 are limited to additional capital raised in bridge or other debt financing, the Anticipated Equity Financing or other future financing transaction or foreclosure of the Collateral.

          4.9     Conditions to Closing:  Notwithstanding anything to the contrary, and, in each case, unless expressly waived in writing in advance by Investor (any such waiver by Investor shall be applicable only as to such closing and shall not be deemed a waiver of such condition as to future closings, if any), and only to the extent expressly waived, all closings contemplated under this Agreement and the Related Recapitalization Documents shall be conditional upon and subject to the satisfaction or waiver of each of the following conditions precedent, with each such satisfaction or waiver to be determined by Investor in its sole discretion (including, without limitation, the acceptability to Investor of any exception set forth in a disclosure schedule), on or before the applicable closing date.  Investor shall make all such determinations in its sole discretion.  These conditions are in addition to the conditions set forth in Section 2.4.  The conditions precedent to each closing under this Agreement and the Related Recapitalization Documents shall include the following, unless waived by Investor in its sole discretion:

                    (a)               Performance of Obligations.  The Company has in all material respects performed all obligations and agreements and complied with all covenants and other items contained in the Agreement and the Related Recapitalization Documents required to be performed or fulfilled on or before the applicable closing date.

                    (b)               Representations True and Complete.  All of the representations and warranties made by the Company in the Agreement and the Related Recapitalization Documents true, correct and complete, with no material inaccuracies or omissions, as of the applicable closing date.

                    (c)               No Material Adverse Change.  There has been no change that has had or could reasonably be expected to have a material adverse effect on the business, affairs, prospects, operations, properties, assets, liabilities, structure or condition, financial or otherwise, of the Company (as such business is presently conducted and/or as it is proposed to be conducted) (a “Material Adverse Effect”) since December 31, 2003.

                    (d)               Proceedings.  All corporate and other proceedings, and all documents applicable to the transactions involved in the purchase and sale of any securities issued or to be issued under this Agreement or the Related Recapitalization Documents, are satisfactory in substance and form to Investor and, if applicable Other Investors), and Investor and its counsel and Other Investors (as applicable) and their respective counsel have received all such counterpart originals or certified or other copies of such documents as they may have requested including, without limitation, the following:

B-29.

EXECUTION VERSION

                              (i)     The Company’s Charter (including any amendments, restatements and certificates of designation thereto) filed with and certified by the Delaware Secretary of State;

                              (ii)     A certificate, as of the most recent practicable date prior to or on the applicable closing date, as to the corporate good standing of the Company, issued by the Delaware Secretary of State and any other applicable state tax department;

                              (iii)     The Bylaws of the Company, certified by the Secretary of the Company as of the applicable closing date;

                              (iv)     The resolutions of the Board of Directors of the Company authorizing and approving all matters in connection with this Agreement and the Related Recapitalization Documents and the transactions contemplated hereby and thereby, certified by the Secretary of the Company as of the applicable closing date.

                              (v)     As applicable, the resolutions of the Company’s stockholders or stockholder vote, certified by the Secretary of the Company, of the stockholders approving any matter in connection with this Agreement and/or the Related Recapitalization Documents upon which the stockholders are required to vote under applicable law as of any applicable closing date whereby such stockholder approval would be necessary to issue securities due at such closing date or otherwise effectuate such closing.

                    (e)               Executed Agreements.  The Company will have executed, delivered and maintained in force this Agreement and the Related Recapitalization Documents.

                    (f)               Due Diligence.  The Company will have provided prior to the applicable closing date all due diligence information requested by Investor or any Other Investor, and/or necessary to enable such investor to complete a thorough due diligence review and obtain a complete and accurate understanding of the business, operations, prospects, assets, liabilities, structure, legal aspects and condition, financial or otherwise, of the Company.

                    (g)               No Severance Agreements.  The Company will not have entered into, increased, expanded, extended, or renewed any severance, separation, retention, change of control or similar agreement with any employee, or agreed, promised or committed to do so, within the six month period prior to any closing hereunder, without the prior written approval of Investor.

                    (h)               Termination of Soma Partners.   The Company shall deliver to Investor written evidence satisfactory to Investor that all existing agreements with Soma have been terminated, and that the Company has notified Soma that Investor was not introduced to the Company by Soma and that in accordance with Section 7 of the letter agreement by and between Soma and the Company, dated as of October 15, 2003, Soma is not entitled to any compensation (cash or securities) from the Company by virtue of any investment by Investor in the Company (other than an existing obligation of $3,000).

B-30.

EXECUTION VERSION

                    (i)     Board Certification of Shares Outstanding.  The Board of Directors of the Company shall deliver to the Investor a certified statement detailing, to the best of the board’s knowledge, the total number of shares of the Company outstanding as of the date of each closing (on a fully-diluted basis, including, without limitation, all shares of stock of all series and classes, all options, warrants, convertible instruments of any kind (whether or not exercised or converted as the case may be), and any promises, commitments, agreements, undertakings or letters of intent to issue any of the foregoing).

(j) Bridge Funding Conditions. The Company has complied with all of the Closing Conditions of Bridge Funding as listed in Section 2.4 hereof.

                    (k)     Officer’s Certificate.  The Chief Executive Officer of the Company, or other officer of the Company acceptable to Investor in Investor’s sole discretion, will deliver to Investor at each closing a certificate certifying that the conditions specified in this Section 4.9 (other than actions to be taken by parties other than the Company or existing shareholders) have been fulfilled.  For each subsequent closing, there shall have been no material inaccuracy or omission in any certificate delivered to Investor pursuant to this Section 4.9(k) on the Effective Date or at any closing occurring after the Effective Date.

                    (l)     The Board of Directors of the Company shall have amended the Stockholder Rights Agreement (the “Rights Agreement”) dated as of February 26, 2002 between the Company and Mellon Investor Services LLC, as Rights Agent such that (i) Investor, Other Investors, and their respective affiliates shall be excluded from the definition of the “Acquiring Person” thereunder (and any additional, conforming changes that are deemed necessary to prevent the transactions contemplated hereby from triggering the occurrence of a “Distribution Date” thereunder) and (ii) the Rights Agreement may not be further amended without the consent of Investor except in the event that the Company’s obligation to effect the Anticipated Equity Financing is terminated pursuant to Section 3.2 hereof.

                    (m)     The Company shall have obtained the written agreement, in a form acceptable to Investor, of each Key Stockholder (as listed in Schedule 4.6 hereto) to vote in favor of the approval of this Agreement, the Related Recapitalization Documents and all transactions contemplated hereunder and thereunder, including, without limitation, the approval of an amendment to the Company’s Charter in order to authorize sufficient capital stock to permit the Anticipated Equity Financing. Such written agreement of the Key Stockholders shall, without limitation, include a provision whereby each Key Stockholder agrees that it will not take any action in opposition to the transactions contemplated hereby or attempt to frustrate the purposes hereof.

          4.10     SBA Matters.  The Company acknowledges that Investor has informed the Company that it is a Federal licensee or sub-licensee under the Small Business Investment Act (“SBIA”) and a participant in the Small Business Investment Company (“SBIC”) program of the United States Small Business Administration (“SBA”) and, as such, in its business and investment activities is required to comply with the SBIA and all regulations, advice, direction and guidance applicable to SBIC’s.  In addition, such laws and regulations also require certain practices on the part of the companies in which Investor makes investments, including but not limited to those requirements specifically enumerated in this Agreement.  So long as Investor holds any securities of the Company:

B-31.

EXECUTION VERSION

                    (a)     The Company will not change the nature of its business activity in a manner that would cause a violation of Sections 107.720 and/or 107.760(b) of Title 13 of the Code of Federal Regulations (including, without limitation, by undertaking real estate, film production or oil and gas exploration activities).  In the event that the Company changes the nature of its business activity such that such change would render the Company ineligible for financing pursuant to applicable SBA rules and regulations, the Company agrees to use its best efforts to facilitate a transfer or redemption of any securities then held by Investor.

                    (b)     The Company will at all times comply with the non-discrimination requirements of Parts 112, 113 and 117 of Title 13 of the Code of Federal Regulations.

                    (c)     Promptly after the end of each fiscal year (but in any event prior to February 28 of each year), and at such other times as Investor may reasonably request, the Company will deliver to Investor a written assessment, in form and substance satisfactory to Investor, of the economic impact of Investor’s financing hereunder, specifying the full-time equivalent jobs created or retained in connection with such investment, and the impact of the financing on the Company’s business in terms of revenues and profits and on taxes paid by the Company and its employees.

                    (d)     The Company will provide to Investor and any Other Investor that is a participant in a SBIC (each, an “SBIC Investor”) all financial information required by such SBIC Investor, on a timely basis, including without limitation, its quarterly and annual balance sheets and income statement.  Such financial information will be certified by a member of management of the Company at least annually.  Financial information required will also include such information as is necessary for such SBIC Investor to file Form 468 with the SBA.  The Company will also provide on a timely basis any other information reasonably requested or required by any governmental agency asserting jurisdiction over Investor.  The Company agrees to allow SBA examiners access to the Company’s books and records, as reasonably required by such examiners, in connection with their annual audits of Investor or for any other legitimate purposes reasonably related to the investment of the SBA in Investor.  The Company will also provide, in good faith and in a timely manner, all other assistance and cooperation reasonably required to enable any SBIC or SBIC Investor to make all necessary filings and comply with all applicable SBA and SBIC-related requirements.

                    (e)     The proceeds from the sale of securities (including, without limitation, the Notes, Bridge Warrants, Preferred Stock Warrants and/or shares of Convertible Preferred Stock) to any SBIC Investor (the “Proceeds”), shall be used by the Company for its growth, modernization and/or expansion and/or for general corporate purposes as permitted by applicable SBA rules and regulations.

B-32.

EXECUTION VERSION

          4.11   Fees; Expenses  The Company shall pay, reimburse or otherwise satisfy, upon demand of Investor, all fees, costs and expenses incurred and/or undertaken, and to be incurred and/or undertaken, by Investor relating to the preparation for, development of and implementation of the Recapitalization Plan set forth in this Agreement, including, without limitation, all due diligence expenses and all expenses relating to the Bridge Funding, the Anticipated Equity Financing and the transactions contemplated hereby and the documentation of all of the foregoing (including, without limitation all legal fees and expenses and costs incurred and to be incurred in connection with any SBA filings), which shall be satisfied by the Company upon Investor’s demand, including but without limitation upon each closing of the Bridge Funding or Anticipated Equity Financing.  This obligation shall apply regardless of whether or not all of the transactions contemplated in this Agreement close.  At each closing of Bridge Funding or Anticipated Equity Financing, at Investor’s sole discretion, and with respect to any or all of such fees, costs and expenses accrued through such closing, the Company shall (a) pay Investor in cash concurrently with such closing (or at Investor’s sole discretion, Investor may withhold such amount from the wire of investment proceeds), (b) issue a Note in the form of Exhibit A-5 in principal amount equal to such fees, costs and expenses (which at Investor’s option may instead be evidenced as an increase in the principal amount of any Note issued in connection with such closing); or (c) treat such fees, costs and expenses as an unsecured payable.  At any time following such closing, Investor may require any amounts that it elected to have the Company treat as unsecured amounts payable to be paid in cash or satisfied by issuance of a Note in the principal amount of some or all of such unsecured obligation.

          4.12   Confidentiality.  Notwithstanding the fiduciary exception set forth in Section 3.2 hereof, during the Standstill Period the Company and its officers, directors, employees, agents, advisers, consultants, partners and collaborators shall maintain confidentiality, and shall not provide copies, excerpts, summaries or descriptions, or communicate in any way with any third parties, either directly or indirectly, as to any aspects of the recapitalization of the Company and/or any financing by Investor, including, without limitation, the identity of the parties involved, any terms of this Agreement and/or the Related Recapitalization Documents, the Convertible Preferred Stock or any other matter relating to the recapitalization of the Company or the progress or status of any activities or processes relating to the recapitalization of the Company; provided, however, nothing herein shall prohibit the Company from filing this Agreement and any Related Recapitalization Document with the Securities and Exchange Commission (the “SEC”), if required by the regulations of the SEC (subject to the covenant in Section 2.5(a) hereof).

          4.13   Miscellaneous:

                    (a)               Counterparts.  This Agreement may be executed in counterparts, each of which when so executed and delivered will constitute a complete and original instrument but all of which together will constitute one and the same agreement, and it will not be necessary when making proof of this Agreement or any counterpart thereof to account for any counterpart other than the counterpart of the party against whom enforcement is sought.

                    (b)               Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.  Each party to this Agreement hereby irrevocably and unconditionally agrees that any legal action, suit or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby will be brought in any federal or state court located in Delaware, and hereby irrevocably and unconditionally expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and hereby irrevocably and unconditionally waives any claim (by way of motion, as a defense or otherwise) of improper venue, that it is not subject personally to the jurisdiction of such court, that such courts are an inconvenient forum or that this Agreement or the subject matter may not be enforced in or by such courts.  Each party hereby irrevocably and unconditionally consents to the service of process of any of the aforementioned courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth or provided for in Section 4.13(c) of this Agreement, such service to become effective upon delivery, in accordance with Section 4.13(c) below.  Nothing herein contained will be deemed to affect the right of any party to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against any other party in any other jurisdiction to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section.

B-33.

EXECUTION VERSION

                    (c)               Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to be effective upon delivery when delivered (a) personally; (b) by facsimile, provided a copy is mailed on the same day by overnight delivery with a nationally recognized overnight delivery service; (c) by overnight delivery with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications will be, in the case of Investor;

Linda F. Powers
Managing Director
Toucan Capital Corp.
7600 Wisconsin Ave, 7th floor
Bethesda, MD 20814
Tel: 240-497-4060
Fax: 240-497-4065
lpowers@toucancapital.com

And in the case of the Company:

Northwest Biotherapeutics, Inc.
Attention: Alton Boynton
22322 20th Avenue, SE, Suite 150
Bothell, Washington 98021
Fax: 425-608-3009

or at such other address and facsimile number as the receiving party will have furnished to the sending party in writing.  Each party will provide five (5) business days’ prior written notice to the other parties of any change in address or facsimile number.

                    (d)               Survivability.  The representations, warranties, covenants and agreements made herein will survive any investigation made by or on behalf of the Investor or the Company, and will survive for two years after the applicable closing date.

B-34.

EXECUTION VERSION

                    (e)               Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof will inure to the benefit of, and be binding upon, the respective successors, assigns, heirs, executors and administrators of the parties hereto.  Notwithstanding anything to the contrary in this Agreement or the Related Recapitalization Documents, Investor may transfer or assign all or any portion of its rights under this Agreement and the other Related Recapitalization Documents to any person or entity, or designate another party to exercise all or any portion of Investor’s rights under this Agreement and the other Related Recapitalization Documents, so long as such transfer or assignment is permissible under applicable federal and state securities laws. Without limiting the generality of the foregoing, all representations, warranties, covenants and agreements benefiting Investor will inure to the benefit of any and all subsequent holders from time to time of the Notes, the Bridge Warrants, Preferred Stock Warrants, the shares of Convertible Preferred Stock contemplated by this Agreement, and any Debt Securities and/or Equity Securities issued or issuable upon exercise or conversion of any of the foregoing.

                    (f)               Entire Agreement; Amendments.  This Agreement (including the Schedules and Exhibits hereto, which are an integral part of this Agreement) and the Related Recapitalization Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.  Except as otherwise expressly provided herein, neither this Agreement, the Related Recapitalization Documents nor any term hereof or thereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and Investor.  Notwithstanding anything to the contrary, no provision that applies to any person or entity specifically designated by name will be amended, waived, discharged or terminated without the express written consent of such named person or entity.  Also notwithstanding anything to the contrary, this Agreement and/or the other Related Recapitalization Documents will be amended as and to the extent necessary to comply with the Small Business Investment Act and all regulations, advice, direction and guidance applicable to SBICs.

                    (g)               Interpretation.  All pronouns and any variations thereof will be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons or entity or entities may require.  All references to “$” or dollars herein will be construed to refer to United States dollars. The titles of the Sections and subsections of this Agreement are for convenience or reference only and are not to be considered in construing this Agreement.

                    (h)               Rights, Separability.  In case any provision of this Agreement or the Related Recapitalization Documents will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

[Signature page follows]

B-35.

EXECUTION VERSION

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Restatement Date.

NORTHWEST BIOTHERAPEUTICS, INC.

By: /s/ Alton Boynton

Name: Alton Boynton
Title: President

TOUCAN CAPITAL FUND II, LP

By: /s/ Linda Powers

Name: Linda F. Powers
Title: Managing Director

Exhibit A-1 to Annex B-1

EXECUTION VERSION

NORTHWEST BIOTHERAPEUTICS, INC.
LOAN AGREEMENT, SECURITY AGREEMENT and
10% CONVERTIBLE, SECURED PROMISSORY NOTE

$50,000.00	April 26, 2004

SECTION 1. GENERAL.

For value received, Northwest Biotherapeutics, Inc., a Delaware corporation (the “Maker” or the “Company”), hereby promises to pay to the order of Toucan Capital Fund II, L.P. or its assigns (collectively, the “Holder”), the principal amount of Fifty Thousand Dollars ($50,000) upon written demand by Holder made at any time on or after the first anniversary of execution of this Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note (this “Note” or this “Agreement”), or such earlier date as may be applicable under Sections 3 and 4 hereof (the “Maturity Date”).   Maker shall pay interest on the unpaid principal amount of this Note, accruing from and after February 2, 2004 at the rate of ten percent (10%) per annum, compounding annually (computed on the basis of a 365-day year and the actual number of days elapsed) (the “Interest Rate”).  Accrued interest shall be payable upon the payment of the principal of this Note.  The principal of, and interest on, this Note shall be payable in lawful currency of the United States of America by wire transfer in immediately available funds to the account of Holder, as provided in writing to Maker by Holder.  All payments shall be applied first to fees, costs and charges relating to this Note (including, without limitation, any costs of collection), then to accrued and unpaid interest, and thereafter to principal.  This loan is made by Holder to Maker in anticipation of an equity financing.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Recapitalization Agreement

SECTION 2. PRE-PAYMENT.

This Note may be pre-paid in whole or in part prior to the Maturity Date; provided Maker provides Holder with 30 days prior written notice thereof, and provided further that Holder shall have the option to convert this note in accordance with Section 12 hereof by notifying Maker of Holder’s election on or before the expiration of such thirty (30) day notice period.  In the event of prepayment, Maker shall pay a penalty in the amount of 1% of the principal and accrued interest then outstanding under this Note, unless a greater or lesser penalty is established or approved by the U.S. Small Business Administration (“SBA”).  Conversion of this Note shall not be deemed a prepayment.

SECTION 3. DEFAULT INTEREST.

Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid principal amount and accrued and unpaid interest shall bear interest payable on demand at the lesser of (i) fourteen percent (14%) per annum, (ii) the maximum rate permitted under applicable rules and regulations of the SBA, or (iii) the maximum rate allowed by law  (the “Default Interest”). Such interest shall accrue, commencing upon the occurrence of an Event of Default and continuing until such Event of Default is cured or waived.

1

EXECUTION VERSION

SECTION 4. DEFAULTS.

          4.1     Definitions.  Each occurrence of any of the following events shall constitute an “Event of Default”:

                    (a)     if a default occurs in the payment of any principal of, interest on, or other obligation with respect to, this Note, whether at the due date thereof or upon acceleration thereof, and such default remains uncured for five (5) business days after written notice thereof from Holder;

                    (b)     if any representation or warranty of Maker made herein shall have been false or misleading in any material respect, or shall have contained any material omission, as of the date hereof;

                    (c)     if a default occurs in the due observance or performance of any covenant or agreement on the part of Maker to be observed or performed pursuant to the terms of this Note and such default remains uncured for five (5) business days after written notice thereof from Holder;

                    (d)     if a default occurs in Maker’s performance of any of the terms and conditions of that certain Amended and Restated Recapitalization Agreement, dated as of July 30, 2004 (the “Recapitalization Agreement”) or any Related Recapitalization Document;

                    (e)     if Maker shall (i) discontinue its business, (ii) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of Maker or any of its property, (iii) make a general assignment for the benefit of creditors, or (iv) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation laws or statutes, or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, provided, however, that insolvency of Maker shall not constitute a default, or the basis for a default, during the Bridge Period;

                    (f)     if there shall be filed against Maker an involuntary petition seeking reorganization of Maker or the appointment of a receiver, trustee, custodian or liquidator of Maker or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect (any of the foregoing petitions being hereinafter referred to as an “Involuntary Petition”) and such Involuntary Petition shall not have been dismissed within ninety (90) days after it was filed, provided, however, that insolvency of Maker shall not constitute a default, or the basis for a default, during the Bridge Period;

                    (g)     if final judgment(s) for the payment of money in excess of an aggregate of $25,000 (excluding any portion thereof that an insurance company of nationally recognized standing and creditworthiness has agreed to pay) shall be rendered against Maker and the same shall remain undischarged for a period of thirty (30) days;

2

EXECUTION VERSION

                    (h)     if there occurs any event that may have a material adverse effect on the business, affairs, prospects, operations, properties, assets, liabilities, structure or condition, financial or otherwise, of the Company (as such business is presently currently conducted and/or as it is proposed to be conducted), or on any material assets or any Intellectual Property or other Collateral developed, owned, controlled, licensed, possessed, or used by Maker, or to which Maker has any right, option, entitlement or claim, provided, however, that ongoing weakening of Maker’s financial condition due to ongoing expenditures and Maker’s failure to obtain equity financing shall not constitute a default, or the basis for a default, during the Bridge Period; or

                    (i)     if Maker deviates, during the period covered by such budget, more than $10,000 in aggregate from the budget included in the Disclosure Schedule (as defined herein), or takes any action or makes any promise, undertaking or commitment that would result in Maker incurring or accumulating payables and/or other financial obligations of any kind, whether current or deferred, direct or indirect, for purposes other than as set forth in budgets expressly agreed to by Holder, and/or in any amounts in excess of the amounts set forth in such agreed budgets, which equal or exceed $10,000 in aggregate, and which have not been approved in writing in advance by Holder.

          4.2     Cross-Default:  Maker acknowledges that the financing contemplated by this Note is part of an integrated Recapitalization Plan, as set forth in the Recapitalization Agreement and the Related Recapitalization Documents.  Maker further acknowledges and agrees that this Note is subject to all terms and conditions set forth in the Recapitalization Agreement and the Related Recapitalization Documents, and that the Recapitalization Agreement and the Related Recapitalization Documents are subject to all of the terms and conditions of this Note.  Maker agrees that any default by Maker under any provision of this Note, the Recapitalization Agreement or any of the Related Recapitalization Documents will constitute a default under each other Related Recapitalization Document and the Recapitalization Agreement.

          4.3     Remedies on Default.

                    (a)     Upon each and every such Event of Default and at any time thereafter during the continuance of such Event of Default: (i) any and all indebtedness of Maker to Holder under this Note or otherwise shall immediately become due and payable, both as to principal and interest (including any deferred interest and any accrued and unpaid interest and any Default Interest); and (ii) Holder may exercise all the rights of a creditor under applicable state and/or federal law.

                    (b)     In case any one or more Events of Default shall occur and be continuing, and acceleration of this Note or any other indebtedness of Maker to Holder shall have occurred, Holder may, inter alia, proceed to protect and enforce its rights by an action at law, suit in equity and/or other appropriate proceeding, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms hereof or thereof or in furtherance of the exercise of any power granted hereby or thereby or by law.  No right conferred upon Holder by this Note shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

3

EXECUTION VERSION

SECTION 5. DEFENSES.

          5.1     No Offsets.  The obligations of Maker under this Note shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason.

          5.2     Usury Limitations.  It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note or any other agreements or instruments between them, in no event shall such agreements or instruments require the payment or permit the collection of interest (which term, for purposes hereof, shall include any amount which, under applicable law, is deemed to be interest, whether or not such amount is characterized by the parties as interest) in excess of the maximum amount permitted by such laws.  If any excess of interest is unintentionally contracted for, charged or received under the Note or under the terms of any other agreement or instrument between the parties, the effective rate of interest shall be automatically reduced to the maximum lawful rate of interest allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction thereof.

SECTION 6. REPLACEMENT OF NOTE.

          Upon receipt by Maker of reasonable evidence of the loss, theft, destruction, or mutilation of this Note, Maker will deliver a new Note containing the same terms and conditions in lieu of this Note.  Any Note delivered in accordance with the provisions of this Section 6 shall be dated as of the date of this Note.

SECTION 7. EXTENSION OF MATURITY.

          Should the principal of or interest on this Note become due and payable on other than a business day, the due date thereof shall be extended to the next succeeding business day, and, in the case of principal, interest shall be payable thereon at the rate per annum herein specified during such extension.  For the purposes of the preceding sentence, a business day shall be any day that is not a Saturday, Sunday, or legal holiday in the State of Delaware.

SECTION 8. ATTORNEYS’ FEES AND COLLECTION FEES.

          Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, arbitration or mediation, or any settlement of any of the foregoing, Maker agrees to pay, in addition to principal and interest due and payable hereon, all costs of collection, including, without limitation, reasonable attorneys’ fees and expenses, incurred by Holder in collecting or enforcing this Note.

4

EXECUTION VERSION

SECTION 9. WAIVERS; CONSENT TO JURISDICTION.

          9.1     Waivers by Maker.  Maker hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note.

          9.2     Actions of Holder not a Waiver.  No delay by Holder in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver or modification of the terms hereof shall be valid unless set forth in writing by Holder and then only to the extent set forth therein.

          9.3     Consent to Jurisdiction.  Maker hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Delaware over any suit, action, or proceeding arising out of or relating to this Note or any other agreements or instruments with respect to Holder.  Maker hereby irrevocably waives, to the fullest extent permitted by law, any objection that Maker may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.  Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon Maker and may be enforced in any court in which Maker is subject to jurisdiction by a suit upon such judgment, provided that service of process is effected upon Maker as provided in this Note or as otherwise permitted by applicable law.

          9.4     Waiver of Jury Trial.  MAKER WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN MAKER AND HOLDER RELATING TO THE SUBJECT MATTER OF THIS NOTE.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS NOTE, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENT OR AGREEMENT RELATING TO THE LOAN.

          9.5     Service of Process.  Maker hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by delivery of a copy thereof by certified mail, postage prepaid, return receipt requested, to Maker, and/or by delivery of a copy thereof to a registered agent of Maker.  Refusal to accept delivery, and/or avoidance of delivery, shall be deemed to constitute delivery.  Maker irrevocably agrees that service in accordance with this Section 9.5 shall be deemed in every respect effective service of process upon Maker in any such suit, action or proceeding, and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon Maker. Nothing in this Section 9.5 shall affect the right of Holder to serve process in any manner otherwise permitted by law or limit the right of Holder otherwise to bring proceedings against Maker in the courts of any jurisdiction or jurisdictions.

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SECTION 10. COVENANTS.

          10.1     Affirmative Covenants.  So long as this Note shall remain outstanding:

                    (a)     Office.  Maker shall maintain its principal office, and the majority of its employees, assets and operations, in the United States.

                    (b)     Use of Proceeds.  Maker will use the proceeds from this Note only for the following purposes:

(i)     General operating expenses, expenses for the development and protection of its intellectual property, and other usual and customary commercial and business expenses incurred in pursuing its business plan and strategy, on and after the effective date hereof;

(ii)      Audit expenses and regular and special SEC filing expenses, for audits and filings occurring on or after the effective date hereof, including, without limitation, SEC filings relating to solicitation of any shareholder consents to the recapitalization of Maker; and

(iii)     Expenses of accountants, attorneys, consultants and other professionals (including, without limitation, the expenses of Investor described in Section 4.11 of the Recapitalization Agreement) relating to the recapitalization of Maker, in each case only to the extent that both the nature and the amount of such expenses are in conformity with the budget approved in advance in writing by Holder and included in the Disclosure Schedule.  Maker will not use the proceeds from this Note for any other purpose.  Without limiting the generality of the foregoing, none of the proceeds will be used, without prior written agreement by the Holder, (i) to purchase or carry (or refinance any borrowing, the proceeds of which were used to purchase or carry) any “security” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), (ii) to repay any indebtedness or discharge any obligation to an person or entity, other than trade payables incurred in the ordinary course of business on or after the effective date hereof, and consistent with Maker’s operating plans and budgets fully disclosed to the Holder prior to the Closing, or (iii) to engage in business activities which would cause a violation of 13 CFR 107.720.  This latter limitation prohibits, without limitation, the use of proceeds: (i) directly or indirectly, for providing funds to others; (ii) for the purchase or discounting of debt obligations; (iii) for factoring or long-term leasing of equipment with no provision for maintenance or repair; (iv) for engaging in real estate transactions such that Maker could reasonably be classified under Major Group 65 (Real Estate) of the SIC Manual; (v) for business activities wherein the assets of the business of Maker (the “Business”) will be reduced or consumed, generally without replacement, as the life of the Business progresses, and the nature of the Business does not require that a stream of cash payments be made to the financing sources of the Business, on a basis associated with the continuing sale of assets (examples of such businesses would include real estate development projects, the financing and production of motion pictures, and oil and gas well exploration, development and production); (vi) for a foreign operation; (vii) to provide capital to a corporation licensed or sub-licensed under the Small Business Investment Act, (viii) to acquire farm land, (ix) to fund production of a single item or defined limited number of items generally over a defined production period, such production to constitute the majority, of the activities of Maker (examples include electric generating plants), or (x) for any purpose contrary to the public interest (including, but not limited to, activities which are in violation of law) or inconsistent with free competitive enterprise, in each case, within the meaning of Section 107.720 of Title 13 of the Code of Federal Regulations.

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                    (c)     Seniority.  Except as otherwise expressly provided, and except for security interests and liens described in items 2, 3 and 4 of Schedule 14.11 of the Disclosure Schedule attached hereto as Exhibit B (the “Disclosure Schedule”), the indebtedness evidenced by this Note:  (i) shall be senior in all respects to all other indebtedness or obligations of Maker of any kind, direct or indirect, contingent or otherwise, other than obligations of Maker owed directly to the state or federal government, and other than any other indebtedness or obligations of Maker to Holder;  (ii) shall not be made subordinate or subject in right of payment to the prior payment of any other indebtedness or obligation of any kind, direct or indirect, contingent or otherwise, other than obligations of Maker owed directly to the state or federal government, and other than any other indebtedness or obligations of Maker to Holder.

                    (d)     No Conflicting Agreements.  Maker shall not enter into any agreement that would materially impair, interfere or conflict with Maker’s obligations hereunder.  Without Holder’s prior written consent, Maker shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way result in the creation of a security interest in any assets of Maker, including without limitation any Collateral (as defined in Exhibit A hereto).

                    (e)     Disclosure of Material Adverse Events.  Within three (3) business days of Maker obtaining knowledge thereof, Maker will notify Holder in writing of any event that may have a material adverse effect on the business, affairs, prospects, operations, properties, assets, liabilities, structure or condition, financial or otherwise, of the Company (as such business is presently conducted and/or as it is proposed to be conducted), or on any material assets or any Intellectual Property or other Collateral developed, owned, controlled, licensed, possessed, or used by Maker, or to which Maker has any right, option, entitlement or claim.  Operating expenditures in the ordinary course of business and in accordance with operating budgets approved by Maker’s Board of Directors and fully disclosed to Holder prior to the effective date hereof shall not be deemed to be material adverse events solely because they weaken Maker’s financial condition in the absence of new equity financing of Maker.

                    (f)     Financial Information.  So long as any principal and/or interest under this Note shall remain outstanding:

                  (i)     Promptly after the end of each fiscal year (but in any event prior to February 28 of each year) and at such other times as Holder may reasonably request, Maker shall deliver to Holder a written assessment, in form and substance satisfactory to Holder, of the economic impact of such Holder’s financing hereunder, specifying the full-time equivalent jobs created or retained in connection with such investment, and the impact of the financing on Maker’s business in terms of revenues and profits and on taxes paid by Maker and its employees.

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                  (ii)     Maker shall provide on a timely basis to Holder all financial information requested from time to time by Holder, including without limitation its quarterly and annual balance sheet and income statement.  Such financial information shall be certified by a member of Maker’s senior management.  Financial information required shall also include such information as is necessary for Holder to file form 468 with the SBA.

                  (iii)     In addition to the information specified in Section 10.1(f)(i) and (ii) above, upon request, Maker agrees promptly to provide Holder with sufficient additional information to permit Holder to comply with (i) its obligations under the Small Business Investment Act of 1958, as amended, and the regulations promulgated thereunder and related thereto and (ii) provide any other information reasonably requested or required by any governmental agency asserting jurisdiction over Holder.

(iv) Maker shall report its cash position and all expenditures and agreements, commitments or undertakings for expenditures to Holder on a bi-weekly basis.

                    (g)     Access.  So long as any principal and/or interest under this Note shall remain outstanding, Maker shall permit Holder and its agents or representatives to visit and inspect Maker’s properties, to examine its books of account and records and to discuss Maker’s affairs, finances and accounts with its officers, all at such times during normal business hours as reasonably may be requested by Holder.  Maker shall allow SBA Examiners access to its books and records, as reasonably required by such Examiners in connection with their annual audits of Holder or for any other legitimate purposes.

                    (h)     SBA Compliance.  Maker acknowledges that Holder is a licensed Small Business Investment Corporation and thereby a participant in the SBIC program of the U. S. Small Business Administration (“SBA”), and as such is subject to the rules, regulations, guidance and direction of the SBA on matters affecting its business and investment practices, and that such rules and regulations affect the business activities and practices of the companies in which Holder makes investments.  Maker shall promptly and fully cooperate with Holder to facilitate both Maker’s and Holder’s compliance with all such SBA rules, regulations, guidance and direction.

                    (i)     Business Activity.  As long as this Note shall remain outstanding, Maker shall make no change in its business activity that would make it or any of its business activities non-compliant with SBA regulations and guidelines.

          10.2     Negative Covenants.  So long as this Note shall remain outstanding:

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                    (a)     Indebtedness.  Maker shall not incur additional indebtedness, beyond the indebtedness already existing as of the date hereof, for borrowed money in excess of $10,000, in aggregate.

                    (b)     Liens.  Maker shall not grant to any person or entity a security interest, lien, license, or other encumbrance of any kind, direct or indirect, contingent or otherwise, in, to or upon any assets of Maker, including, without limitation, any intellectual property of any kind, as defined in Exhibit A hereto (respectively, the “Intellectual Property” and the “Collateral”).

                    (c)     Sale or License of Assets.  Maker shall not sell, lease, transfer, assign or otherwise dispose of or encumber (including, without limitation through licensing or partnering arrangements) or abandon, conceal, injure or destroy any material assets (whether tangible or intangible) of Maker (including, without limitation, any Collateral (as defined in Section 11), other than with the prior written approval of Holder and in the ordinary course of business.

                    (d)     Issuance of Capital Stock.  Except for (a) any transaction pursuant to an Unsolicited Proposal that Maker accepts in accordance with the fiduciary exception provided in Section 3.2 of the Recapitalization Agreement or (b) shares of capital stock issuable upon exercise or conversion of warrants or convertible securities outstanding prior to February 1, 2004, Maker shall not without Holder’s prior written approval: (i) issue any shares of capital stock or other securities, or any instruments exercisable for or convertible into capital stock or other securities, or (ii) make any promises, commitments, undertakings, agreements or letters of intent for any of the issuances described in (i) hereof.

                    (e)     Distributions and Redemptions.  Maker shall not declare or pay any dividends or make any distributions of cash, property or securities of Maker with respect to any shares of its common stock, preferred stock or any other class or series of its stock, or, directly or indirectly (except for repurchases of common stock by Maker in accordance with the terms of employee benefit plans or written agreement between Maker and any of its employees approved by the Board of Directors of Maker prior to February 1, 2004), redeem, purchase, or otherwise acquire for any consideration any shares of its common stock or any other class of its stock.

                    (f)     Hiring.  Maker shall not hire, engage, retain, or agree to hire, engage or retain, any Personnel, except with Holder’s express prior written approval, on a case by case basis.

                    (g)     Severance. Maker shall not enter into, increase, expand, extend, renew or reinstate any severance, separation, retention, change of control or similar agreement with any Personnel, or agree, promise, commit or undertake to do so, except with Holder’s prior written approval, on a case by case basis.

                    (h)     Facilities.  Maker shall not purchase, lease, hire, rent or otherwise acquire directly or indirectly any rights in or to any asset or facility outside of the ordinary course of business in an amount in excess of $10,000, in aggregate, or agree, promise or commit to do so, except in accordance with the Maker’s budget that has been approved by the Maker’s board of directors and the Investor.

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                    (i)     Expenses.  Maker shall make no expenditures in excess of $10,000 in aggregate other than in accordance with a budget pre-approved by Holder. Maker shall not deviate, during the period covered by such budget, more than $10,000 in aggregate from the budget included in the Disclosure Schedule, nor take any action or make any promise, undertaking or commitment that would result in Maker incurring or accumulating payables and/or other financial obligations of any kind, whether current or deferred, direct or indirect, for purposes other than as set forth in budgets expressly agreed to by Holder, and/or in any amounts in excess of the amounts set forth in such agreed budgets, which equal or exceed $10,000 in aggregate, and which have not been approved in writing in advance by Holder.

                    (j)     Other Limitations.

                              (i)     Maker shall not change the nature of its business activity in a manner that would cause a violation of 13 C.F.R. Section 107.720 and/or Section 107.760(b) (including, without limitation, by undertaking real estate, film production or oil and gas exploration activities).  In the event that Maker changes the nature of its business activity such that such change would render Maker ineligible for financing pursuant to applicable SBA rules and regulations, Maker agrees to use its best efforts to facilitate a transfer or redemption of any securities then held by Holder.

                               (ii)     Maker will at all times comply with the non-discrimination requirements of 13 C.F.R. Parts 112, 113 and 117.

                               (iii)     For a period of at least one year after the date of this Note, Maker will locate no more than 49 percent of the employees or tangible assets of Maker outside the United States.

          10.3     Additional Covenant.  Immediately after the effective date of this Note, Maker shall recall all units of Maker’s Tangential Flow Filtration (“TFF”) devices, and all specifications, diagrams, description or other information relating to such TFF devices, or any similar device, from all third parties who may currently have any of the foregoing.  Maker will take all necessary steps to ensure that such recall is effective as quickly as possible, and in no event later than fifteen (15) days after the effective date hereof.   Until the later of the expiration of the Standstill Period (as defined in Section 13 below) or the date on which this Note has been discharged in full, Maker shall not sell, license, loan or otherwise in any way transfer or distribute Maker’s Tangential Flow Filtration (“TFF”) devices or any similar device, or any specifications, diagrams, description or other information about the TFF devices, to any third party, or commit or promise or enter into any understanding of any kind, direct or indirect, contingent or otherwise, to do any of the foregoing in regard to Maker’s TFF devices or any similar device, without the prior written consent of Holder in each case.

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SECTION 11. SECURITY INTEREST.

          11.1     First Priority in All Collateral.  To secure its obligations under this Note whether at stated maturity, by acceleration or otherwise, Maker hereby grants and pledges to Holder a first priority senior security interest in all of Maker’s right, title and interest in, to and under all of Maker’s tangible and intangible property, whether now owned, licensed or held or hereafter acquired, licensed, developed, held or arising, as described in Exhibit A hereto (the “Collateral”), and all proceeds of any kind from any disposition of any such Collateral. Such security interest shall be senior to any security interest in the Collateral granted the holders of  the Management Notes pursuant to any subordination agreement between Holder, the holders of the Management Notes and Maker, and shall be senior to any other security interest of any kind, direct or indirect, contingent or otherwise, in the Collateral except for the security interests and liens described in items 2, 3 and 4 of Schedule 14.11 of the Disclosure Schedule (only to the amounts set forth on such schedule) and any other indebtedness or obligations of Maker to Holder.  If certificates of title are now, or hereafter become, issued or outstanding with respect to any of the Collateral, Maker promptly shall cause the senior security interest of Holder to be properly noted thereon.  Maker agrees that the security interest herein granted has attached and shall continue until Maker’s obligations under this Note have been paid, performed and indefeasibly discharged in full.

          11.2     Rights Cumulative.  The rights and remedies of Holder with respect to the senior security interest granted hereby are in addition to those which are now or may hereafter be available to Holder as a matter of law or equity.  Each right, power and remedy of Holder provided for herein, or now or hereafter existing at law or in equity, shall be cumulative and concurrent and shall be in addition to every right, power and remedy provided for herein, and the exercise by Holder of any one or more of the rights, powers and/or remedies provided for in this Note, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including a grantee, of any or all other rights, powers and/or remedies.

          11.3     Documentation of Security Interest.  Maker shall execute, deliver, file, amend, and re-file any financing statements, instruments (including without limitation stock certificates), continuation statements, assignments, or other security agreements that Holder may require from time to time to confirm the liens arising out of this Note with respect to the Collateral.  Maker agrees to pay all reasonable costs associated with filing and/or re-filing of any financing statements, continuation statements or other security agreements required to perfect and to continue perfection of Holder’s security interest in the Collateral and all reasonable costs required to evidence the first priority of the security interest, including, without limitation, reasonable attorneys’ fees.  Maker authorizes Holder to file financing statements under the UCC with respect to the security interest granted hereby and agrees, upon request of Holder, to promptly and duly execute and deliver any and all such further instruments and documents, and to take such further action, as Holder may reasonably deem necessary or desirable to obtain the full benefits of this grant of security interest.

          11.4     No Conflicting Agreements.  Maker shall not enter into any agreement on or after the effective date of this Note that would materially impair or conflict with Maker’s obligations hereunder without Holder’s prior written consent. Without Holder’s prior written consent, Maker

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shall not permit the inclusion in any material contract to which it becomes a party on or after the effective date of this Note, of any provisions that could or might in any way prevent the creation, perfection and maintenance of a first priority security interest in Maker’s rights and interest in any property included within the definition of the Collateral acquired under such contracts. Maker represents and warrants that, as of the effective date of this Note, there are no existing agreements or undertakings that would materially impair or conflict with Maker’s obligations hereunder or that could or might in any way prevent the creation, perfection and maintenance of a first priority security interest in Maker’s rights and interest in any property included within the definition of the Collateral acquired under such contracts; except for existing equipment leases described in item 2 of Schedule 14.11 and the statutory liens described in items 3 and 4 of the Disclosure Schedule.

          11.5     Notification Requirements.  Within two (2) business days of  any officer, director or employee of Maker obtaining knowledge thereof, Maker will promptly notify Holder in writing of any event that materially adversely affects the value of any material Collateral, the ability of Maker to dispose of any material Collateral, or the rights and remedies of Holder in relation thereto, including the levy of any legal process against any of the Collateral.

          11.6     Foreclosure Remedy.  Notwithstanding anything to the contrary herein or in the Recapitalization Agreement or any other agreement or document, in the event that Maker is unable to pay and discharge this Note in full on the Maturity Date, subject to the compliance with the requirements of the Delaware Uniform Commercial Code, nothing herein or in the Recapitalization Agreement or any other agreement or document shall be deemed to preclude, limit or restrict Holder from requiring the delivery of some or all of the Collateral in full or partial satisfaction of Maker’s obligation under the Note.  Alternatively, Holder may, in its sole discretion, elect to cause some or all of the Collateral to be sold, and the sale proceeds to be used to pay and discharge the Note in full.

SECTION 12. CONVERSION.

          12.1     Holder’s Election. Notwithstanding any other provision of this Note or any applicable agreement or document, until, and/or in the absence of, purchases for cash of a minimum of $15 million of Convertible Preferred Stock, by Other Investors (as defined in the Recapitalization Agreement), on the terms and conditions set forth in the Recapitalization Agreement and the Convertible Preferred Stock Term Sheet, Holder may, in its sole discretion, elect to convert any or all of the principal and/or interest due under the Note into any Equity Security and/or Debt Security (each as defined below) and/or any combination thereof, in each case that Holder shall designate in Holder’s sole discretion (the securities so elected being the “Holder Designated Securities”).  Holder may make such determinations from time to time and at any time before this Note has been discharged in full, and, as applicable, at any time on or before the expiration of the thirty (30) day notice period required under this Note in the event the Maker wishes to prepay this Note.  For purposes hereof, (i) the term “Equity Security” means any class or series of equity security, or any combination of classes and/or series of equity securities, of the Maker that have been authorized under the Maker’s certificate of incorporation, as amended and/or restated, including by any certificate of designation (the “Charter”), or any new class or series of equity security, or any combination of new and/or existing classes and/or series of equity securities, of the Maker for which the Maker has undertaken any agreement, obligation, promise, commitment or letter of intent to obtain such authorization and (ii) the term “Debt Security” means any evidence of indebtedness of the Maker that the Maker has authorized, created or incurred, or that the Maker has undertaken any agreement, obligation, promise, commitment or letter of intent to authorize, create or incur.

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          12.2     Automatic Conversion.  The principal amount of, and accrued and unpaid interest on, this Note shall automatically convert into Convertible Preferred Stock, upon the terms and conditions set forth herein and in the Recapitalization Agreement, only in the event, and upon the closing of, the purchase in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments), on the terms and conditions set forth in the Convertible Preferred Stock Term Sheet, by Other Investors, as defined in the Convertible Preferred Stock Term Sheet, of a minimum of $15 million of Convertible Preferred Stock.

          12.3     Information for Holder’s Election.  Maker shall provide to Holder, within two (2) business days after notice of each request by Holder, all information reasonably requested by Holder in connection with any Equity Securities and/or Debt Securities, to enable Holder to make decisions regarding one or more conversions.  In the event that Maker seeks to prepay this Note, Maker shall deliver to Holder, simultaneously and together with the notice required under Section 2 of this Note of Maker’s interest in prepaying the Note, a summary of all material information, terms and conditions relating to all Equity Securities and Debt Securities (including any “side” letters or agreements or separate agreements).

          12.4     Conversion Price.  The conversion price for any conversion pursuant to Section 12.2 shall be the lowest nominal or effective price per share paid by the Other Investors who acquire such Convertible Preferred Stock (with the exception of shares issuable upon exercise of the Initial Bridge Warrants).  The conversion price for any conversion into any equity or debt security pursuant to Section 12.1 shall be the lowest of (i) the lowest nominal or effective price per share paid by any investor at any time on or after the date one year prior to the Effective Date (with the exception of (x) purchases of up to 35,000 shares of Common Stock pursuant to certain options to purchase, at a purchase price of $0.0001, that were outstanding on the Effective Date and held by members of the Board of Directors, as set forth in Schedule 2.7(d) to the Recapitalization Agreement, and (y) shares issuable upon the exercise of the Initial Bridge Warrants, each of which shall be excluded from consideration under this section), (ii) the lowest nominal or effective price at which any investor is entitled to acquire shares (including, without limitation, through purchase, exchange, conversion or exercise) pursuant to any other security, instrument, or promise, undertaking, commitment, agreement or letter of intent of the Maker outstanding on or after the Effective Date or granted, issued, extended or otherwise made available by the Maker at any time on or after the date one year prior to the Effective Date (regardless of whether currently exercisable or convertible) (with the exception of (x) certain options to purchase up to 35,000 shares of Common Stock at a purchase price of $0.0001 that were outstanding on the Effective Date and held by members of the Board of Directors as set forth in Schedule 2.7(d) to the Recapitalization Agreement, and (y) the Initial Bridge Warrants, each of which shall be excluded from consideration under this section); and (iii) the lesser of $0.10 per share or 35% discount to the average closing price per share of the Common Stock

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during any twenty consecutive trading days (beginning with the twenty consecutive trading days prior to the Effective Date); provided, however, that in no event shall the price per share calculated pursuant to this clause (iii) be less than $.04 per share.  The calculation required by clause (ii) hereof shall initially be based upon Schedule 2.7(d) to the Recapitalization Agreement.  All other rights, preferences, privileges, terms and conditions received by Holder in connection with any conversion and/or any securities issued by the Maker to Holder upon conversion, shall be no less favorable to Holder than the rights, preferences, privileges, terms and conditions any other investor in the Maker has received or is entitled to receive with respect to the security into which Holder is converting pursuant to any other security, instrument, promise, undertaking, commitment, agreement or letter of intent of the Maker, whether or not such rights, preferences, privileges, terms and conditions for any other investor are incorporated into the agreements or documents relating to any conversion or any issuance of the security or other instrument to that investor or are provided separately, at any time on or after one year prior to the Effective Date.  In regard to each conversion hereunder, the Maker hereby agrees to take and/or arrange for all necessary corporate and related action to enable the execution of each such conversion elected by Holder.

          12.5     No Impairment.  Maker shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by Maker under and/or in connection with this Note, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to this Note and in taking all such action as may be necessary or appropriate to protect Holder’s rights, preferences and privileges under and/or in connection with the Note against impairment.  Holder’s rights, preferences and privileges granted under and/or in connection with any Holder Designated Securities may not be amended, modified or waived without the Holder’s prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

SECTION 13. STANDSTILL, EXCLUSIVITY AND CONFIDENTIALITY.

During the Bridge Period and the Equity Financing Period, as defined in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, but excluding the periods from February 18, 2004 through February 29, 2004 and from March 16, 2004 through the Effective Date (collectively the “Standstill Period”) the parties shall have worked together, and shall continue to work together, in good faith with best efforts to implement the terms of the Recapitalization Agreement, upon which the parties shall have reached binding agreement and which the parties shall have executed as a condition precedent to the execution and funding of this Note.  Except as provided in the fiduciary exception set forth in Section 3.2 of the Recapitalization Agreement, during the Standstill Period, the Maker and its officers, directors, employees, agents, advisers, consultants, partners and collaborators shall work only with Holder and its agents, advisers and consultants, and shall have had, and shall continue to have, no discussions, negotiations and/or communications of any kind with any other parties, regardless of which party initiates or attempts to initiate any such contact or communication, in regard to any potential equity or debt financing of the Maker by parties other than Holder, and/or any joint venture, license, co-development or other business arrangement by or with parties other than Holder.

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Notwithstanding the fiduciary exception set forth in Section 3.2 of the Recapitalization Agreement, during the Standstill Period, the Maker and its officers, directors, employees, agents, advisers, consultants, partners and collaborators shall maintain confidentiality, and shall not have, and shall continue not to provide copies, excerpts, summaries, descriptions, or communicate in any way with any third parties, either directly or indirectly, as to any aspects of the recapitalization of Maker and/or any financing by Holder, including, without limitation, the identity of the parties involved, any terms of the Recapitalization Agreement, this Note, the Related Recapitalization Documents, the Convertible Preferred Stock or any other matter relating to the recapitalization of Maker, or the progress or status of any activities or processes relating to the recapitalization of Maker; provided, however, nothing herein shall prohibit the Maker from filing this Note, the Recapitalization Agreement and any Related Recapitalization Document with the Securities and Exchange Commission (the “SEC”), if required by the regulations of the SEC (subject to the covenant in Section 2.5(a) of the Recapitalization Agreement).  During the Standstill Period, the Maker shall not make any sales of equipment or other assets of any kind, including, without limitation, any non-essential laboratory equipment, and the Maker shall comply with Section 10.3 in regard to the TFF devices.

SECTION 14. REPRESENTATIONS AND WARRANTIES.

Except as expressly set forth (with reference to a section in this Note) in the Disclosure Schedule attached hereto as Exhibit B, and only to the extent such exceptions are acceptable to Holder in its sole discretion as of the date of this Note, and independently as of the date upon which each additional Note is issued to Holder, and as of the date of each closing, if any, of the Anticipated Equity Financing, Maker represents and warrants to the following:

          14.1     Organization, Good Standing and Qualification.  Maker is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business.  Maker is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, operations, prospects or condition (financial or otherwise).

          14.2     Authorization of Note, Etc.  The execution, delivery and performance by Maker of this Note has been duly authorized by all requisite corporate action by Maker in accordance with Delaware law.  This Note is a valid and binding obligation of Maker, enforceable against Maker in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application effecting enforcements of creditors’ rights or general principles of equity.

          14.3     No Conflicts.  The execution, delivery, performance, issuance, sale and delivery of this Note and the Related Recapitalization Documents, and compliance with the provisions hereof by Maker, will not (a) to the knowledge of Maker, violate any provision of any law, statute, rule or regulation applicable to Maker or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to Maker or any of its properties or assets or (b) conflict with or result in any material breach of any of the terms, conditions or provisions of, or constitute (with notice or lapse of time or both) a

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material default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of, any encumbrance upon any of the material assets of Maker under, the Charter or Bylaws of Maker (as they may be amended to date) or any agreement or instrument to which Maker is a party.  As used herein, “encumbrance” shall mean any liens, charges, encumbrances, equities, claims, options, proxies, pledges, security interests, licenses or other similar rights of any nature.

          14.4     Compliance with Other Instruments.  Maker is not in violation of any term of Maker’s Charter, as amended, including any certificate of designation filed therewith, and/or Maker’s Bylaws.  Maker is not, in any material respect, in violation of any term of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which Maker or any of such Collateral is subject.  To the best of Maker’s knowledge, no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a breach or violation, in any material respect, under any applicable judgments, orders, writs, decrees, federal, state and/or local laws, rules or regulations which would have a material adverse affect on the condition, financial or otherwise, or operations of Maker (as it is currently conducted and as it is proposed to be conducted) or on any material assets or any Intellectual Property or other Collateral owned, controlled, licensed, possessed, and/or used by Maker.  To the best of its knowledge, Maker has avoided every condition, and has not performed any act, the occurrence of which would result in Maker’s loss of any right granted under any license, distribution agreement or other agreement or Maker’s loss of any rights in or to any Collateral.

          14.5     Approvals.  Maker has obtained all necessary permits, authorizations, waivers, consents and approvals of or by, and made all necessary notifications of and/or filings with, all applicable persons (governmental and private), in connection with the execution, delivery, performance, issuance, sale and/or delivery of this Note, the Recapitalization Agreement and the Related Recapitalization Documents, and consummation by Maker of the transactions contemplated hereby and thereby, except as listed in Schedule 14.5

          14.6     Capitalization.  The authorized capital stock of Maker consists of 125,000,000 shares of Common Stock, par value $0.001 per share and 15,000,000 shares of Preferred Stock, par value of $0.001 per share.  As of the date hereof, 19,028,779 shares of Common Stock are issued and outstanding and no shares of preferred stock of any kind are issued and outstanding.  No other shares of any class or series of Maker’s capital stock are authorized and/or issued and outstanding.  All issued and outstanding shares of capital stock of Maker have been duly authorized and validly issued, and are fully paid and non-assessable, and have been offered, sold and delivered by Maker in compliance with all applicable federal and state securities laws.  Except as set forth in Schedule 14.6, no subscription, warrant, option, convertible security, or other right (direct or indirect, contingent or otherwise) to purchase or otherwise acquire any equity securities of Maker is authorized or outstanding, and there is no agreement, promise, commitment, undertaking or letter of intent of any kind (direct or indirect, contingent or otherwise) by Maker to issue any shares, subscriptions, warrants, options, convertible securities, or other such rights, or to distribute to holders of any of its equity securities any evidence of indebtedness or asset.  Except as set forth in Schedule 14.6, Maker has no obligation of any kind (direct or indirect, contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Schedule 14.6 includes a true, accurate and complete statement describing the total number of shares of Maker outstanding as of the date of this Note (on a fully diluted basis, including, without limitation, all warrants and options outstanding (whether or not currently exercisable), all convertible instruments of any kind (whether or not currently convertible), shares of all classes of stock, and any agreements, promises, commitments, undertakings or letters of intent to issue any of the foregoing.

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EXECUTION VERSION

          14.7     Authorization of the Shares.  Maker has, or before the first closing of the Anticipated Equity Financing hereunder will have, authorized the issuance and sale of a sufficient number of shares of Convertible Preferred Stock, par value $0.001 per share, and Common Stock of the Maker to fully implement the Recapitalization Plan, while maintaining such additional authorized but unissued shares as reasonably determined by Holder to be appropriate Of such authorized shares, a sufficient number of shares shall be reserved for issuance upon any exercise of the Bridge Warrants and/or Preferred Stock Warrants.  If at any time the number of authorized but unissued shares of Convertible Preferred Stock and/or of Common Stock is not sufficient to effect the conversion of all then outstanding convertible Notes and other instruments, and the exercise of all then outstanding warrants, options and similar instruments, then, in addition to such other remedies as may be available to Holder, including, without limitation, the exercise of Holder’s right of first refusal set forth in Section 2.7(f) of the Recapitalization Agreement, Maker shall take such corporate action as may be necessary to increase its authorized but unissued shares of Convertible Preferred Stock and/or Common Stock to such number of shares as will be sufficient for such purposes.  Such corporate action shall include, without limitation, obtaining all requisite regulatory approvals and any requisite shareholder approval of any necessary amendment to Maker’s Charter.

          14.8     Litigation.  Except as set forth in Schedule 14.8 of the Disclosure Schedule, there is no action, suit, proceeding or investigation pending or, to the knowledge of Maker, currently threatened against Maker, and/or its directors, officers, advisers, agents, properties, assets or business, in each case relating to Maker and/or its business, assets, operations or properties.  Maker is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  There is no action, suit, proceeding or investigation by Maker currently pending or which Maker intends to initiate.

          14.9     No Liens.  Except for liens for the benefit of Holder, created by this Note, the Recapitalization Agreement and/or any of the Related Recapitalization Documents, and except as set forth in Schedule 14.9 of the Disclosure Schedule, none of the material assets of Maker, including the Collateral, are subject to any existing lien, pledge, security interest or other encumbrance of any kind, direct or indirect, contingent or otherwise.

          14.10     Full Disclosure.  Notwithstanding any other provision of this Note, neither this Note, nor any exhibit hereto, nor any written report, certificate, instrument or other information furnished to Holder in connection with the transactions contemplated under and/or in connection with Note contain any material misstatement (including, without limitation, any material omission), or is misleading in any material respect.

          14.11     No Other Security Interests or Other Encumbrances.  Except as set forth in Schedule 14.11 (and only to the amounts set forth on such schedule), there are no existing security interests, pledges, liens or other encumbrances of any kind, direct or indirect, contingent

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EXECUTION VERSION

or otherwise (including without limitation any licensing or partnering arrangements or agreements), in or relating to any assets of Maker, including, without limitation, any Intellectual Property (as defined herein) or other Collateral.  All existing security interests, pledges, liens or other encumbrances of any kind, other than those set forth in Schedule 14.11 hereto (and only to the amounts set forth on such schedule), are subordinate to the security interest established pursuant to Section 11 hereof, all necessary consents, subordination agreements and waivers, if any, have been obtained, and all amended filings and/or re-filings shall be made immediately upon execution of this Note.

          14.12  “Small Business”.

                         (a)     Small Business Status.  Maker together with its “affiliates” (as that term is defined in Section 121.103 of Title 13 of Code of Federal Regulations (the “Federal Regulations”)) is a “small business concern” within the meaning of the Small Business Investment Act of 1958, as amended (the “Small Business Act” or “SBIA”), and the regulations promulgated thereunder, including Section 121.301(c) of Title 13, Code of Federal Regulations.

                         (b)     Information for SBA Reports.  Maker has delivered and/or will deliver to Holder certain information, set forth by and regarding the Maker and its affiliates in connection with this Note, on SBA Forms 480, 652 and Part A and B of Form 1031.  This information delivered was true, accurate, complete and correct, and any information yet to be delivered will be true, accurate, complete and correct, and in form and substance acceptable to Holder.

                         (c)     Eligibility.  Maker is eligible for financing by any Holder pursuant to Section 107.720 of Title 13 of the Federal Regulations and any other SBA regulations.

14.13     Intellectual Property.

                         (d)     Definitions. “Intellectual Property” means all foreign and domestic intangible property and rights, owned, licensed, sub-licensed or otherwise obtained by Maker, including, without limitation, (i) inventions, discoveries and ideas, whether patentable or not, and all patents, registrations and applications therefor, including divisions, continuations, continuations-in-part, requests for continued examination, and renewal applications, and including renewals, extensions and reissues (collectively, “Patents”); (ii) confidential and proprietary information, trade secrets and know-how, including without limitation processes, schematics, formulae, drawings, prototypes, models, designs and customer lists (collectively, “Trade Secrets”); (iii) all data, slides, observations, and laboratory results, produced by, for or on behalf of Maker, or which Maker has rights to obtain (collectively, “Data”); (iv) all FDA applications, registrations, filings and other rights (collectively, “FDA Rights”) and all data and documentation supporting or relating thereto; (iv) published and unpublished works of authorship, whether copyrightable or not (including, without limitation, databases and other compilations of information), copyrights therein and thereto, and registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof (collectively, “Copyrights”); (v) trademarks, service marks, brand names, certification marks, collective marks, d/b/a’s, Internet domain names, logos, symbols, data, trade dress, assumed names, fictitious names, trade names, and other indicia of origin, all applications and registrations for the foregoing, and all goodwill associated therewith and symbolized thereby, including all extensions, modifications and renewals of same (collectively, “Trademarks”); (vi) all other intellectual property or proprietary rights, including, without limitation, all claims or causes of action arising out of or related to any infringement, misappropriation or other violation of any of the foregoing, including rights to recover for past, present and future violations thereof (collectively, “Other Proprietary Rights”).

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EXECUTION VERSION

          “Intellectual Property Contracts” means all agreements involving, relating to or affecting the Intellectual Property, including, without limitation, agreements granting rights to use the Licensed or Sub-Licensed Intellectual Property, agreements granting rights to use Owned Intellectual Property, confidentiality agreements, Trademark coexistence agreements, Trademark consent agreements and non-assertion agreements.

          “Licensed or Sub-Licensed Intellectual Property” means the Intellectual Property that Maker is licensed, sub-licensed or otherwise permitted by other persons or entities to use.

          “Owned Intellectual Property” means the Intellectual Property owned by Maker.

          “Registered” means issued, registered, renewed or the subject of a pending application.

                    (e)     Schedule 14.13 (“Intellectual Property”) sets forth a true and complete list and summary description of (A) all Registered or material Owned Intellectual Property (each identified as a Patent, Trademark, Trade Secret, Copyright or Other Proprietary Right, as the case may be); (B) all Licensed or Sub Licensed Intellectual Property and (C) all Intellectual Property Contracts.

                    (f)     All Intellectual Property is valid, subsisting and enforceable.  No Owned Intellectual Property has been canceled, suspended, adjudicated invalid, not maintained, expired or lapsed, or is subject to any outstanding order, judgment or decree restricting its use or adversely affecting or reflecting Maker’s rights thereto.  No Licensed or Sub-Licensed Intellectual Property has been canceled, suspended, not renewed or extended, adjudicated invalid, not maintained, expired or lapsed, or is subject to any outstanding order, judgment or decree restricting its use or adversely affecting or reflecting Maker’s rights thereto.

                    (g)     The Owned Intellectual Property is owned exclusively by Maker and has been used with all patent, trademark, copyright, confidential, proprietary and other Intellectual Property notices and legends prescribed by law or otherwise permitted.

                    (h)     No suit, action, reissue, reexamination, public protest, interference, opposition, cancellation or other proceeding (collectively, “Suit”) is pending or threatened concerning any claim or position:

                    (i)     that Maker, or another person or entity, has violated any Intellectual Property rights.  To Maker’s best knowledge, Maker is not violating and has not violated any intellectual property rights of any other party.

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EXECUTION VERSION

                                            (ii)     that Maker, or another person or entity, has breached any Intellectual Property Contract.  There exists no event, condition or occurrence which, with the giving of notice or lapse of time, or both, would constitute a breach or default by Maker, or a breach or default by another person or entity, under any Intellectual Property Contract.  No party to any Intellectual Property Contract has given Maker notice of its intention to cancel, terminate or fail to renew any Intellectual Property Contract.

                                              (iii)     that the Intellectual Property has been violated or is invalid, unenforceable, unpatentable, unregisterable, cancelable, not owned or not owned exclusively by Maker.  No such claim has been threatened or asserted. To Maker’s best knowledge, no valid basis for any such Suits or claims exists.

                              (i)     To Maker’s best knowledge, no other person or entity is violating, infringing upon or claiming rights incompatible with Maker’s rights to any Intellectual Property.  Maker has provided to Holder copies of all information reasonably available to it relevant to intellectual property rights claimed by third parties and possible infringement thereof including, without limitation, any freedom to practice or freedom to operate opinions.

                              (j)     Except as set forth on Schedule 14.13(j), Maker owns or otherwise holds valid rights to use all Intellectual Property used in its business.

                              (k)     Maker has timely made all filings and payments with the appropriate foreign and domestic agencies and other parties required to maintain in full force and effect all Intellectual Property.  Except as set forth on Schedule 14.13, no due dates for filings or payments concerning the Intellectual Property (including, without limitation, office action responses, affidavits of use, affidavits of continuing use, renewals, requests for extension of time, maintenance fees, application fees and foreign convention priority filings) fall due within ninety (90) days prior to or after the closing, whether or not such due dates are extendable.  Maker is in compliance with all applicable rules and regulations of such agencies and other parties with respect to the Intellectual Property.  All documentation necessary to confirm and effect the Intellectual Property, if acquired from other persons or entities, has been recorded in the United States Patent and Trademark Office, the United States Copyright Office and other official offices.

                              (l)     Maker has undertaken and consistently implemented best efforts to protect the secrecy, confidentiality and value of all non-public Intellectual Property used in its business (including, without limitation, entering into appropriate confidentiality agreements with all officers, directors, employees and other persons or entities with access to such non-public Intellectual Property).  Maker management has not disclosed any such non-public Intellectual Property to any persons or entities other than (i) Maker employees or Maker contractors who had a need to know and use such non-public Intellectual Property in the ordinary course of employment or contract performance, or (ii) prospective customers, and in each case who executed appropriate confidentiality agreements.

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EXECUTION VERSION

          (m)     Maker has taken all reasonable measures to confirm that no current or former Maker employee is or was a party to any confidentiality agreement or agreement not to compete that restricts or forbids, or restricted or forbade at any time during such employee’s employment by Maker, such employee’s performance of Maker’s business, or any other activity that such employee was hired to perform or otherwise performed on behalf of or in connection with such employee’s employment by Maker.

          14.14 SEC Filings; Financial Statements

          (a)     Maker has delivered or made available to Holder accurate and complete copies of all registration statements, proxy statements and other statements, reports, schedules, forms and other documents filed by the Maker with the SEC since January 1, 2003, and all amendments thereto (the “Maker SEC Documents”).  Except as set forth on Schedule 14.14(a), all statements, reports, schedules, forms and other documents required to have been filed by Maker with the SEC have been so filed on a timely basis.   As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Note, then on the date of such filing):  (i) each of the Maker SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the Maker SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b)     The financial statements (including any related notes) contained in the Maker SEC Documents:  (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that will not, individually or in the aggregate, be material in amount), and (iii) fairly present the consolidated financial position of Maker and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of Maker and its consolidated subsidiaries for the periods covered thereby.

          14.15 Liabilities.  Maker has no accrued, contingent and/or other liabilities of any nature, either mature or immature, as of the Restatement Date other than (i) tax liabilities to the State of Washington in the maximum amount of $492,000, (ii) amounts payable to Cognate and (iii) future lease payments to Benaroya Capital Co. LLC for Maker’s premises lease not yet due, in the aggregate in excess of $450,000, of which $325,000 are currently due payables, $69,000 are the aggregate balances of capital leases payable in monthly installments in the amounts set forth in the budget included in the Disclosure Schedule through the first calendar quarter of 2006, decreasing thereafter, the last of which is fully amortized in May 2007, and $55,000 are accrued vacation and sick pay.

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EXECUTION VERSION

          14.16 Compliance with All Standstill Provisions.  Maker has complied in all respects with all standstill, exclusivity and confidentiality provisions of (a) this Note, the Recapitalization Agreement and the Related Recapitalization Documents, (b) Section 13 of that certain 10% Convertible, Secured Promissory Note by and between Maker and Holder dated as of February 2, 2004 and (c) Section 13 of that certain 10% Convertible, Secured Promissory Note by and between Maker and Holder dated as of March 1, 2004.

SECTION 15. INDEMNIFICATION

          15.1     Indemnification Agreement.

                    (a)     In addition to all rights and remedies available to Holder at law or in equity, Maker shall indemnify Holder and each subsequent holder of this Note, and their respective affiliates, stockholders, limited partners, general partners, officers, directors, managers, employees, agents, representatives, successors and assigns (collectively, the “Indemnified Persons”) and save and hold each of them harmless against and pay on behalf of or reimburse such party as and when incurred for any loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, tax, penalty, fine or expense (other than any demand, claim, action or cause of action instituted by Maker), including interest, penalties, reasonable attorneys’ fees and expenses, and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, “Losses) which any such party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of:

                              (i)     any material misrepresentation in, or material omission from, or breach of any of the representations, warranties, statements, schedules and/or exhibits hereto, certificates or other instruments or documents furnished to Holder by Maker in connection with this  Note; or

                              (ii)     any material nonfulfillment or material breach of any covenant or agreement on the part of Maker under this Note.

                    (b)     Notwithstanding the foregoing, Maker shall not be liable for any portion of Losses resulting from the gross negligence or willful misconduct of Holder or a subsequent holder of this Note.

                     (c)     Within twenty (20) days after receipt of notice of commencement of any action or the assertion of any claim by a third party, Holder shall give Maker written notice thereof together with a copy of such claim, process or other legal pleading of such claim.  Maker shall have the right to assist in the defense thereof by representation of its own choosing.

          15.2     Survival.  All indemnification rights hereunder shall survive the execution and delivery of this Note and the consummation of the transactions contemplated hereby (i) for a period of two years with respect to representations and warranties made by Maker, and (ii) until fully performed with respect to covenants and agreements made by Maker, regardless of any investigation, inquiry or examination made for or on behalf of, or any knowledge of Holder and/or any of the Indemnified Persons, or the acceptance by Holder of any certificate or opinion.

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EXECUTION VERSION

          15.3     Payment.  Any indemnification of Holder or any other Indemnified Person by Maker pursuant to this Section 15 shall be effected by wire transfer of immediately available funds from Maker to an account designated by Holder or such other Indemnified Person within fifteen (15) days after the determination thereof.

SECTION 16. INTEGRATION WITH RECAPITALIZATION PLAN

Maker acknowledges and agrees that the funding provided by Holder pursuant to this Note is only being provided as part of an integrated Recapitalization Plan, as set forth in the Recapitalization Agreement.  Maker further acknowledges and agrees that this Note is subject to all terms and conditions set forth in the Recapitalization Agreement.

SECTION 17. MISCELLANEOUS.

          17.1     Notices.  All notices, demands and requests of any kind to be delivered to any party in connection with this Note shall be in writing and shall be deemed to be effective upon delivery if (i) personally delivered, (ii) sent by confirmed facsimile with a copy sent by nationally recognized overnight courier, (iii) sent by nationally recognized overnight courier, or (iv) sent by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

if to Maker:	Northwest Biotherapeutics, Inc.
22322 20th Ave SE, Suite 150
Bothell, WA 98021
Fax: (425) 608 3146
Attn: Alton Boynton
if to Holder:	Toucan Capital Fund II, LP
7600 Wisconsin Avenue
Suite 700
Bethesda, MD 20814
Fax: (240) 497-4060
Attention: Linda F. Powers

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance with the provisions of this Section.

          17.2     Parties In Interest.  This Note shall bind and inure to the benefit of Holder, Maker and their respective successors and permitted assigns.  Maker shall not transfer or assign this Note without the prior written consent of Holder.  Holder may transfer and assign this note without the prior consent of Maker.

          17.3     Entire Agreement.  This Note together with the Disclosure Schedule and the Recapitalization Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto.

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EXECUTION VERSION

          17.4     Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to principles of conflicts of laws of the State of Delaware or any other state).

          17.5     Headings.  The section and paragraph headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of this Note.

          17.6     Amendments.  No provision of this Note may be amended or waived without the express written consent of both Maker and Holder, provided, however, that Holder may waive any provision hereof that inures to the benefit of Holder without the prior written consent of Maker. Also notwithstanding anything to the contrary, this Note shall be amended as and to the extent necessary to comply with the Small Business Investment Act and all regulations, advice, direction and guidance applicable to SBIC’s.

          17.7     Nature of Obligation.  This Note is being made for business and investment purposes, and not for household or other purposes.

          17.8     Expenses.  Maker shall pay, reimburse or otherwise satisfy, upon demand of Holder, all fees, costs and expenses incurred and/or undertaken, and to be incurred and/or undertaken, by Holder relating to the preparation for, development of and implementation of the Recapitalization Plan set forth in the Recapitalization Agreement, including, without limitation, all due diligence expenses and all expenses relating to the Bridge Funding, the Anticipated Equity Financing and the transactions contemplated thereby and the documentation of the foregoing (including, without limitation all legal fees and expenses and costs incurred and to be incurred in connection with any SBA filings), which shall be satisfied by Maker upon Holder’s demand, including but without limitation upon each closing of the Bridge Funding or Anticipated Equity Financing.  This obligation shall apply regardless of whether or not all of the transactions contemplated in the Recapitalization Agreement close.  At each closing of Bridge Funding and/or Anticipated Equity Financing, at Holder’s sole discretion, and with respect to any or all of such fees, costs and expenses accrued through such closing, Maker shall (a) pay Holder in cash concurrently with such closing (or at Holder’s sole discretion, Investor may withhold such amount from the wire of investment proceeds), (b) issue a Note in the form hereof in principal amount equal to such fees, costs and expenses (which at Holder’s option may instead be evidenced as an increase in the principal amount of any Note issued in connection with such closing); or (c) treat such fees, costs and expenses as an unsecured payable.  At any time following such closing, Holder may require any amounts that it elected to have Maker treat as unsecured amounts payable to be paid in cash or satisfied by issuance of a Note in the principal amount of some or all of such unsecured obligation.

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EXECUTION VERSION

          IN WITNESS WHEREOF, Maker has caused this Note to be duly executed by its duly authorized person(s) as of the date first written above.

NORTHWEST BIOTHERAPEUTICS, INC.

By: /s/ Alton Boynton

Name: Alton Boynton

Title: President

Consent and Agreement

          Toucan Capital Fund II, L.P. consents to the loan and security interest granted by Maker in the foregoing Note.

TOUCAN CAPITAL FUND II, L.P.

By: /s/ Linda Power

Name: Linda Powers

Title: Managing Director

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EXECUTION VERSION

EXHIBIT A

Description of Collateral

          The “Collateral” consists of all of Maker’s right, title and interest (in each case, whether now owned or hereafter acquired) in and to the following:

          (a) All intellectual property of any kind, whether owned, licensed or otherwise permitted to be used, and whether now held or hereafter acquired or developed (the “Intellectual Property”).  Such Intellectual Property shall include, without limitation, all foreign and domestic intangible property and rights, owned, licensed or otherwise obtained by Maker, including, without limitation, (i) trademarks, service marks, brand names, certification marks, collective marks, d/b/a’s, Internet domain names, logos, symbols, trade dress, assumed names, fictitious names, trade names, and other indicia of origin, all applications and registration for the foregoing, and all goodwill associated therewith and symbolized thereby, including all extensions, modifications and renewals of same, including without limitation those items reference on Appendix 1 hereto (collectively, “Trademarks”); (ii) inventions, discoveries and ideas, whether patentable or not, and all patents, registrations and applications therefor, including divisions, continuations, continuations-in-part, requests for continued examination, and renewal applications, and including renewals, extensions and reissues, including without limitation those items reference on Appendix 2 hereto (collectively, “Patents”); (iii) confidential and proprietary information, trade secrets and know-how, including, without limitation, processes, schematics, formulae, drawings, prototypes, models, designs and customer lists (collectively, “Trade Secrets”); (iv) published and unpublished works of authorship, whether copyrightable or not (including, without limitation, databases and other compilations of information), copyrights therein and thereto, and registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof (collectively, “Copyrights”); (v) all FDA applications, registrations, filings and other rights (collectively, “FDA Rights and Materials”); (vi) all results, information and data arising from, or obtained in connection with, research, development, pre-clinical work and/or clinical trials (collectively, “Data”); and (vii) all other intellectual property or proprietary rights and claims or causes of action arising out of or related to any infringement, misappropriation or other violation of any of the foregoing, including rights to recover for past, present and future violations thereof (collectively, “Other Proprietary Rights”).

          (b) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located.

          (c) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Maker’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing an any documents of title representing any of the above.

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EXECUTION VERSION

          (d) All contract rights, general intangibles and intellectual property, now owned or hereafter acquired, including, without limitation, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, computer code, copyrights, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind.

          (e) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Maker arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Maker, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefore, as well as all merchandise returned to or reclaimed by Maker.

          (f) All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Maker’s books relating to the foregoing.

          (g) Each item of equipment, or personal property whether now owned or hereafter acquired, together with all substitutions, renewals or replacements of and additions, improvements, and accessions to any and all of the foregoing, and all proceeds from sales, renewals, releases or other dispositions thereof.

          (h) All Maker’s books relating to the foregoing and any and all claims, rights and interests in any of the above, whether now owned or hereafter acquired, and all substitutions for, additions and accessions to and proceeds thereof.

Notwithstanding the foregoing, to the extent any of Maker’s licensed Intellectual Property prohibits the transfer or encumbrance of such licensed Intellectual Property (the “Restricted Intellectual Property”) without prior consent of the owner or licensor thereof, such Restricted Intellectual Property is hereby conditionally included within the definition of Collateral, subject to receipt, by or on behalf of Maker, of any required consents.  If requested by Holder, Maker shall use its best efforts to obtain the required consents under any Restricted Intellectual Property within thirty (30) days of such request.

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EXECUTION VERSION

EXHIBIT B

DISCLOSURE SCHEDULE

[Not filed herewith]

28

Exhibit A-2 to Annex B-1

EXECUTION VERSION

NORTHWEST BIOTHERAPEUTICS, INC.
LOAN AGREEMENT, SECURITY AGREEMENT and
10% CONVERTIBLE, SECURED PROMISSORY NOTE

$50,000.00	April 26, 2004

SECTION 1. GENERAL.

For value received, Northwest Biotherapeutics, Inc., a Delaware corporation (the “Maker” or the “Company”), hereby promises to pay to the order of Toucan Capital Fund II, L.P. or its assigns (collectively, the “Holder”), the principal amount of Fifty Thousand Dollars ($50,000) upon written demand by Holder made at any time on or after the first anniversary of execution of this Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note (this “Note” or this “Agreement”), or such earlier date as may be applicable under Sections 3 and 4 hereof (the “Maturity Date”).   Maker shall pay interest on the unpaid principal amount of this Note, accruing from and after March 1, 2004 at the rate of ten percent (10%) per annum, compounding annually (computed on the basis of a 365-day year and the actual number of days elapsed) (the “Interest Rate”).  Accrued interest shall be payable upon the payment of the principal of this Note.  The principal of, and interest on, this Note shall be payable in lawful currency of the United States of America by wire transfer in immediately available funds to the account of Holder, as provided in writing to Maker by Holder.  All payments shall be applied first to fees, costs and charges relating to this Note (including, without limitation, any costs of collection), then to accrued and unpaid interest, and thereafter to principal.  This loan is made by Holder to Maker in anticipation of an equity financing.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Recapitalization Agreement

SECTION 2. PRE-PAYMENT.

This Note may be pre-paid in whole or in part prior to the Maturity Date; provided Maker provides Holder with 30 days prior written notice thereof, and provided further that Holder shall have the option to convert this note in accordance with Section 12 hereof by notifying Maker of Holder’s election on or before the expiration of such thirty (30) day notice period.  In the event of prepayment, Maker shall pay a penalty in the amount of 1% of the principal and accrued interest then outstanding under this Note, unless a greater or lesser penalty is established or approved by the U.S. Small Business Administration (“SBA”).  Conversion of this Note shall not be deemed a prepayment.

SECTION 3. DEFAULT INTEREST.

Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid principal amount and accrued and unpaid interest shall bear interest payable on demand at the lesser of (i) fourteen percent (14%) per annum, (ii) the maximum rate permitted under applicable rules and regulations of the SBA, or (iii) the maximum rate allowed by law  (the “Default Interest”). Such interest shall accrue, commencing upon the occurrence of an Event of Default and continuing until such Event of Default is cured or waived.

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SECTION 4. DEFAULTS.

          4.1     Definitions.  Each occurrence of any of the following events shall constitute an “Event of Default”:

                    (a)     if a default occurs in the payment of any principal of, interest on, or other obligation with respect to, this Note, whether at the due date thereof or upon acceleration thereof, and such default remains uncured for five (5) business days after written notice thereof from Holder;

                    (b)     if any representation or warranty of Maker made herein shall have been false or misleading in any material respect, or shall have contained any material omission, as of the date hereof;

                    (c)     if a default occurs in the due observance or performance of any covenant or agreement on the part of Maker to be observed or performed pursuant to the terms of this Note and such default remains uncured for five (5) business days after written notice thereof from Holder;

                    (d)     if a default occurs in Maker’s performance of any of the terms and conditions of that certain Amended and Restated Recapitalization Agreement, dated as of July 30, 2004 (the “Recapitalization Agreement”) or any Related Recapitalization Document;

                    (e)     if Maker shall (i) discontinue its business, (ii) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of Maker or any of its property, (iii) make a general assignment for the benefit of creditors, or (iv) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation laws or statutes, or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, provided, however, that insolvency of Maker shall not constitute a default, or the basis for a default, during the Bridge Period;

                    (f)     if there shall be filed against Maker an involuntary petition seeking reorganization of Maker or the appointment of a receiver, trustee, custodian or liquidator of Maker or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect (any of the foregoing petitions being hereinafter referred to as an “Involuntary Petition”) and such Involuntary Petition shall not have been dismissed within ninety (90) days after it was filed, provided, however, that insolvency of Maker shall not constitute a default, or the basis for a default, during the Bridge Period;

                    (g)     if final judgment(s) for the payment of money in excess of an aggregate of $25,000 (excluding any portion thereof that an insurance company of nationally recognized standing and creditworthiness has agreed to pay) shall be rendered against Maker and the same shall remain undischarged for a period of thirty (30) days;

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                    (h)     if there occurs any event that may have a material adverse effect on the business, affairs, prospects, operations, properties, assets, liabilities, structure or condition, financial or otherwise, of the Company (as such business is presently currently conducted and/or as it is proposed to be conducted), or on any material assets or any Intellectual Property or other Collateral developed, owned, controlled, licensed, possessed, or used by Maker, or to which Maker has any right, option, entitlement or claim, provided, however, that ongoing weakening of Maker’s financial condition due to ongoing expenditures and Maker’s failure to obtain equity financing shall not constitute a default, or the basis for a default, during the Bridge Period; or

                    (i)     if Maker deviates, during the period covered by such budget, more than $10,000 in aggregate from the budget included in the Disclosure Schedule (as defined herein), or takes any action or makes any promise, undertaking or commitment that would result in Maker incurring or accumulating payables and/or other financial obligations of any kind, whether current or deferred, direct or indirect, for purposes other than as set forth in budgets expressly agreed to by Holder, and/or in any amounts in excess of the amounts set forth in such agreed budgets, which equal or exceed $10,000 in aggregate, and which have not been approved in writing in advance by Holder.

          4.2     Cross-Default:  Maker acknowledges that the financing contemplated by this Note is part of an integrated Recapitalization Plan, as set forth in the Recapitalization Agreement and the Related Recapitalization Documents.  Maker further acknowledges and agrees that this Note is subject to all terms and conditions set forth in the Recapitalization Agreement and the Related Recapitalization Documents, and that the Recapitalization Agreement and the Related Recapitalization Documents are subject to all of the terms and conditions of this Note.  Maker agrees that any default by Maker under any provision of this Note, the Recapitalization Agreement or any of the Related Recapitalization Documents will constitute a default under each other Related Recapitalization Document and the Recapitalization Agreement.

          4.3     Remedies on Default.

                    (a)     Upon each and every such Event of Default and at any time thereafter during the continuance of such Event of Default: (i) any and all indebtedness of Maker to Holder under this Note or otherwise shall immediately become due and payable, both as to principal and interest (including any deferred interest and any accrued and unpaid interest and any Default Interest); and (ii) Holder may exercise all the rights of a creditor under applicable state and/or federal law.

                    (b)     In case any one or more Events of Default shall occur and be continuing, and acceleration of this Note or any other indebtedness of Maker to Holder shall have occurred, Holder may, inter alia, proceed to protect and enforce its rights by an action at law, suit in equity and/or other appropriate proceeding, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms hereof or thereof or in furtherance of the exercise of any power granted hereby or thereby or by law.  No right conferred upon Holder by this Note shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

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SECTION 5. DEFENSES.

          5.1     No Offsets.  The obligations of Maker under this Note shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason.

          5.2     Usury Limitations.  It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note or any other agreements or instruments between them, in no event shall such agreements or instruments require the payment or permit the collection of interest (which term, for purposes hereof, shall include any amount which, under applicable law, is deemed to be interest, whether or not such amount is characterized by the parties as interest) in excess of the maximum amount permitted by such laws.  If any excess of interest is unintentionally contracted for, charged or received under the Note or under the terms of any other agreement or instrument between the parties, the effective rate of interest shall be automatically reduced to the maximum lawful rate of interest allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction thereof.

SECTION 6. REPLACEMENT OF NOTE.

          Upon receipt by Maker of reasonable evidence of the loss, theft, destruction, or mutilation of this Note, Maker will deliver a new Note containing the same terms and conditions in lieu of this Note.  Any Note delivered in accordance with the provisions of this Section 6 shall be dated as of the date of this Note.

SECTION 7. EXTENSION OF MATURITY.

          Should the principal of or interest on this Note become due and payable on other than a business day, the due date thereof shall be extended to the next succeeding business day, and, in the case of principal, interest shall be payable thereon at the rate per annum herein specified during such extension.  For the purposes of the preceding sentence, a business day shall be any day that is not a Saturday, Sunday, or legal holiday in the State of Delaware.

SECTION 8. ATTORNEYS’ FEES AND COLLECTION FEES.

          Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, arbitration or mediation, or any settlement of any of the foregoing, Maker agrees to pay, in addition to principal and interest due and payable hereon, all costs of collection, including, without limitation, reasonable attorneys’ fees and expenses, incurred by Holder in collecting or enforcing this Note.

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SECTION 9. WAIVERS; CONSENT TO JURISDICTION.

          9.1     Waivers by Maker.  Maker hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note.

          9.2     Actions of Holder not a Waiver.  No delay by Holder in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver or modification of the terms hereof shall be valid unless set forth in writing by Holder and then only to the extent set forth therein.

          9.3     Consent to Jurisdiction.  Maker hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Delaware over any suit, action, or proceeding arising out of or relating to this Note or any other agreements or instruments with respect to Holder.  Maker hereby irrevocably waives, to the fullest extent permitted by law, any objection that Maker may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.  Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon Maker and may be enforced in any court in which Maker is subject to jurisdiction by a suit upon such judgment, provided that service of process is effected upon Maker as provided in this Note or as otherwise permitted by applicable law.

          9.4     Waiver of Jury Trial.  MAKER WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN MAKER AND HOLDER RELATING TO THE SUBJECT MATTER OF THIS NOTE.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS NOTE, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENT OR AGREEMENT RELATING TO THE LOAN.

          9.5     Service of Process.  Maker hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by delivery of a copy thereof by certified mail, postage prepaid, return receipt requested, to Maker, and/or by delivery of a copy thereof to a registered agent of Maker.  Refusal to accept delivery, and/or avoidance of delivery, shall be deemed to constitute delivery.  Maker irrevocably agrees that service in accordance with this Section 9.5 shall be deemed in every respect effective service of process upon Maker in any such suit, action or proceeding, and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon Maker. Nothing in this Section 9.5 shall affect the right of Holder to serve process in any manner otherwise permitted by law or limit the right of Holder otherwise to bring proceedings against Maker in the courts of any jurisdiction or jurisdictions.

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SECTION 10.  COVENANTS.

          10.1     Affirmative Covenants.  So long as this Note shall remain outstanding:

                      (a)     Office.  Maker shall maintain its principal office, and the majority of its employees, assets and operations, in the United States.

                      (b)     Use of Proceeds.  Maker will use the proceeds from this Note only for the following purposes:

(i)     General operating expenses, expenses for the development and protection of its intellectual property, and other usual and customary commercial and business expenses incurred in pursuing its business plan and strategy, on and after the effective date hereof;

(ii)      Audit expenses and regular and special SEC filing expenses, for audits and filings occurring on or after the effective date hereof, including, without limitation, SEC filings relating to solicitation of any shareholder consents to the recapitalization of Maker; and

(iii)     Expenses of accountants, attorneys, consultants and other professionals (including, without limitation, the expenses of Investor described in Section 4.11 of the Recapitalization Agreement) relating to the recapitalization of Maker, in each case only to the extent that both the nature and the amount of such expenses are in conformity with the budget approved in advance in writing by Holder and included in the Disclosure Schedule.  Maker will not use the proceeds from this Note for any other purpose.  Without limiting the generality of the foregoing, none of the proceeds will be used, without prior written agreement by the Holder, (i) to purchase or carry (or refinance any borrowing, the proceeds of which were used to purchase or carry) any “security” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), (ii) to repay any indebtedness or discharge any obligation to an person or entity, other than trade payables incurred in the ordinary course of business on or after the effective date hereof, and consistent with Maker’s operating plans and budgets fully disclosed to the Holder prior to the Closing, or (iii) to engage in business activities which would cause a violation of 13 CFR 107.720.  This latter limitation prohibits, without limitation, the use of proceeds: (i) directly or indirectly, for providing funds to others; (ii) for the purchase or discounting of debt obligations; (iii) for factoring or long-term leasing of equipment with no provision for maintenance or repair; (iv) for engaging in real estate transactions such that Maker could reasonably be classified under Major Group 65 (Real Estate) of the SIC Manual; (v) for business activities wherein the assets of the business of Maker (the “Business”) will be reduced or consumed, generally without replacement, as the life of the Business progresses, and the nature of the Business does not require that a stream of cash payments be made to the financing sources of the Business, on a basis associated with the continuing sale of assets (examples of such businesses would include real estate development projects, the financing and production of motion pictures, and oil and gas well exploration, development and production); (vi) for a foreign operation; (vii) to provide capital to a corporation licensed or sub-licensed under the Small Business Investment Act, (viii) to acquire farm land, (ix) to fund production of a single item or defined limited number of items generally over a defined production period, such production to constitute the majority, of the activities of Maker (examples include electric generating plants), or (x) for any purpose contrary to the public interest (including, but not limited to, activities which are in violation of law) or inconsistent with free competitive enterprise, in each case, within the meaning of Section 107.720 of Title 13 of the Code of Federal Regulations.

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                       (c)     Seniority.  Except as otherwise expressly provided, and except for security interests and liens described in items 2, 3 and 4 of Schedule 14.11 of the Disclosure Schedule attached hereto as Exhibit B (the “Disclosure Schedule”), the indebtedness evidenced by this Note:  (i) shall be senior in all respects to all other indebtedness or obligations of Maker of any kind, direct or indirect, contingent or otherwise, other than obligations of Maker owed directly to the state or federal government, and other than any other indebtedness or obligations of Maker to Holder;  (ii) shall not be made subordinate or subject in right of payment to the prior payment of any other indebtedness or obligation of any kind, direct or indirect, contingent or otherwise, other than obligations of Maker owed directly to the state or federal government, and other than any other indebtedness or obligations of Maker to Holder.

                       (d)     No Conflicting Agreements.  Maker shall not enter into any agreement that would materially impair, interfere or conflict with Maker’s obligations hereunder.  Without Holder’s prior written consent, Maker shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way result in the creation of a security interest in any assets of Maker, including without limitation any Collateral (as defined in Exhibit A hereto).

                       (e)     Disclosure of Material Adverse Events.  Within three (3) business days of Maker obtaining knowledge thereof, Maker will notify Holder in writing of any event that may have a material adverse effect on the business, affairs, prospects, operations, properties, assets, liabilities, structure or condition, financial or otherwise, of the Company (as such business is presently conducted and/or as it is proposed to be conducted), or on any material assets or any Intellectual Property or other Collateral developed, owned, controlled, licensed, possessed, or used by Maker, or to which Maker has any right, option, entitlement or claim.  Operating expenditures in the ordinary course of business and in accordance with operating budgets approved by Maker’s Board of Directors and fully disclosed to Holder prior to the effective date hereof shall not be deemed to be material adverse events solely because they weaken Maker’s financial condition in the absence of new equity financing of Maker.

                       (f)     Financial Information.  So long as any principal and/or interest under this Note shall remain outstanding:

                    (i)     Promptly after the end of each fiscal year (but in any event prior to February 28 of each year) and at such other times as Holder may reasonably request, Maker shall deliver to Holder a written assessment, in form and substance satisfactory to Holder, of the economic impact of such Holder’s financing hereunder, specifying the full-time equivalent jobs created or retained in connection with such investment, and the impact of the financing on Maker’s business in terms of revenues and profits and on taxes paid by Maker and its employees.

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                    (ii)      Maker shall provide on a timely basis to Holder all financial information requested from time to time by Holder, including without limitation its quarterly and annual balance sheet and income statement.  Such financial information shall be certified by a member of Maker’s senior management.  Financial information required shall also include such information as is necessary for Holder to file form 468 with the SBA.

                    (iii)    In addition to the information specified in Section 10.1(f)(i) and (ii) above, upon request, Maker agrees promptly to provide Holder with sufficient additional information to permit Holder to comply with (i) its obligations under the Small Business Investment Act of 1958, as amended, and the regulations promulgated thereunder and related thereto and (ii) provide any other information reasonably requested or required by any governmental agency asserting jurisdiction over Holder.

(iv) Maker shall report its cash position and all expenditures and agreements, commitments or undertakings for expenditures to Holder on a bi-weekly basis.

                       (g)     Access.  So long as any principal and/or interest under this Note shall remain outstanding, Maker shall permit Holder and its agents or representatives to visit and inspect Maker’s properties, to examine its books of account and records and to discuss Maker’s affairs, finances and accounts with its officers, all at such times during normal business hours as reasonably may be requested by Holder.  Maker shall allow SBA Examiners access to its books and records, as reasonably required by such Examiners in connection with their annual audits of Holder or for any other legitimate purposes.

                       (h)     SBA Compliance.  Maker acknowledges that Holder is a licensed Small Business Investment Corporation and thereby a participant in the SBIC program of the U. S. Small Business Administration (“SBA”), and as such is subject to the rules, regulations, guidance and direction of the SBA on matters affecting its business and investment practices, and that such rules and regulations affect the business activities and practices of the companies in which Holder makes investments.  Maker shall promptly and fully cooperate with Holder to facilitate both Maker’s and Holder’s compliance with all such SBA rules, regulations, guidance and direction.

                       (i)     Business Activity.  As long as this Note shall remain outstanding, Maker shall make no change in its business activity that would make it or any of its business activities non-compliant with SBA regulations and guidelines.

          10.2     Negative Covenants.  So long as this Note shall remain outstanding:

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                    (a)     Indebtedness.  Maker shall not incur additional indebtedness, beyond the indebtedness already existing as of the date hereof, for borrowed money in excess of $10,000, in aggregate.

                    (b)     Liens.  Maker shall not grant to any person or entity a security interest, lien, license, or other encumbrance of any kind, direct or indirect, contingent or otherwise, in, to or upon any assets of Maker, including, without limitation, any intellectual property of any kind, as defined in Exhibit A hereto (respectively, the “Intellectual Property” and the “Collateral”).

                    (c)     Sale or License of Assets.  Maker shall not sell, lease, transfer, assign or otherwise dispose of or encumber (including, without limitation through licensing or partnering arrangements) or abandon, conceal, injure or destroy any material assets (whether tangible or intangible) of Maker (including, without limitation, any Collateral (as defined in Section 11), other than with the prior written approval of Holder and in the ordinary course of business.

                    (d)     Issuance of Capital Stock.  Except for (a) any transaction pursuant to an Unsolicited Proposal that Maker accepts in accordance with the fiduciary exception provided in Section 3.2 of the Recapitalization Agreement or (b) shares of capital stock issuable upon exercise or conversion of warrants or convertible securities outstanding prior to February 1, 2004, Maker shall not without Holder’s prior written approval: (i) issue any shares of capital stock or other securities, or any instruments exercisable for or convertible into capital stock or other securities, or (ii) make any promises, commitments, undertakings, agreements or letters of intent for any of the issuances described in (i) hereof.

                    (e)     Distributions and Redemptions.  Maker shall not declare or pay any dividends or make any distributions of cash, property or securities of Maker with respect to any shares of its common stock, preferred stock or any other class or series of its stock, or, directly or indirectly (except for repurchases of common stock by Maker in accordance with the terms of employee benefit plans or written agreement between Maker and any of its employees approved by the Board of Directors of Maker prior to February 1, 2004), redeem, purchase, or otherwise acquire for any consideration any shares of its common stock or any other class of its stock.

                    (f)     Hiring.  Maker shall not hire, engage, retain, or agree to hire, engage or retain, any Personnel, except with Holder’s express prior written approval, on a case by case basis.

                    (g)     Severance. Maker shall not enter into, increase, expand, extend, renew or reinstate any severance, separation, retention,change of control or similar agreement with any Personnel, or agree, promise, commit or undertake to do so, except with Holder’s prior written approval, on a case by case basis.

                    (h)     Facilities.  Maker shall not purchase, lease, hire, rent or otherwise acquire directly or indirectly any rights in or to any asset or facility outside of the ordinary course of business in an amount in excess of $10,000, in aggregate, or agree, promise or commit to do so, except in accordance with the Maker’s budget that has been approved by the Maker’s board of directors and the Investor.

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                    (i)     Expenses.  Maker shall make no expenditures in excess of $10,000 in aggregate other than in accordance with a budget pre-approved by Holder. Maker shall not deviate, during the period covered by such budget, more than $10,000 in aggregate from the budget included in the Disclosure Schedule, nor take any action or make any promise, undertaking or commitment that would result in Maker incurring or accumulating payables and/or other financial obligations of any kind, whether current or deferred, direct or indirect, for purposes other than as set forth in budgets expressly agreed to by Holder, and/or in any amounts in excess of the amounts set forth in such agreed budgets, which equal or exceed $10,000 in aggregate, and which have not been approved in writing in advance by Holder.

                    (j)     Other Limitations.

                             (i)     Maker shall not change the nature of its business activity in a manner that would cause a violation of 13 C.F.R. Section 107.720 and/or Section 107.760(b) (including, without limitation, by undertaking real estate, film production or oil and gas exploration activities).  In the event that Maker changes the nature of its business activity such that such change would render Maker ineligible for financing pursuant to applicable SBA rules and regulations, Maker agrees to use its best efforts to facilitate a transfer or redemption of any securities then held by Holder.

                             (ii)     Maker will at all times comply with the non-discrimination requirements of 13 C.F.R. Parts 112, 113 and 117.

                             (iii)    For a period of at least one year after the date of this Note, Maker will locate no more than 49 percent of the employees or tangible assets of Maker outside the United States.

          10.3     Additional Covenant.  Immediately after the effective date of this Note, Maker shall recall all units of Maker’s Tangential Flow Filtration (“TFF”) devices, and all specifications, diagrams, description or other information relating to such TFF devices, or any similar device, from all third parties who may currently have any of the foregoing.  Maker will take all necessary steps to ensure that such recall is effective as quickly as possible, and in no event later than fifteen (15) days after the effective date hereof.   Until the later of the expiration of the Standstill Period (as defined in Section 13 below) or the date on which this Note has been discharged in full, Maker shall not sell, license, loan or otherwise in any way transfer or distribute Maker’s Tangential Flow Filtration (“TFF”) devices or any similar device, or any specifications, diagrams, description or other information about the TFF devices, to any third party, or commit or promise or enter into any understanding of any kind, direct or indirect, contingent or otherwise, to do any of the foregoing in regard to Maker’s TFF devices or any similar device, without the prior written consent of Holder in each case.

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SECTION 11.  SECURITY INTEREST.

          11.1     First Priority in All Collateral.  To secure its obligations under this Note whether at stated maturity, by acceleration or otherwise, Maker hereby grants and pledges to Holder a first priority senior security interest in all of Maker’s right, title and interest in, to and under all of Maker’s tangible and intangible property, whether now owned, licensed or held or hereafter acquired, licensed, developed, held or arising, as described in Exhibit A hereto (the “Collateral”), and all proceeds of any kind from any disposition of any such Collateral. Such security interest shall be senior to any security interest in the Collateral granted the holders of  the Management Notes pursuant to any subordination agreement between Holder, the holders of the Management Notes and Maker, and shall be senior to any other security interest of any kind, direct or indirect, contingent or otherwise, in the Collateral except for the security interests and liens described in items 2, 3 and 4 of Schedule 14.11 of the Disclosure Schedule (only to the amounts set forth on such schedule) and any other indebtedness or obligations of Maker to Holder.  If certificates of title are now, or hereafter become, issued or outstanding with respect to any of the Collateral, Maker promptly shall cause the senior security interest of Holder to be properly noted thereon.  Maker agrees that the security interest herein granted has attached and shall continue until Maker’s obligations under this Note have been paid, performed and indefeasibly discharged in full.

          11.2     Rights Cumulative.  The rights and remedies of Holder with respect to the senior security interest granted hereby are in addition to those which are now or may hereafter be available to Holder as a matter of law or equity.  Each right, power and remedy of Holder provided for herein, or now or hereafter existing at law or in equity, shall be cumulative and concurrent and shall be in addition to every right, power and remedy provided for herein, and the exercise by Holder of any one or more of the rights, powers and/or remedies provided for in this Note, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including a grantee, of any or all other rights, powers and/or remedies.

          11.3     Documentation of Security Interest.  Maker shall execute, deliver, file, amend, and re-file any financing statements, instruments (including without limitation stock certificates), continuation statements, assignments, or other security agreements that Holder may require from time to time to confirm the liens arising out of this Note with respect to the Collateral.  Maker agrees to pay all reasonable costs associated with filing and/or re-filing of any financing statements, continuation statements or other security agreements required to perfect and to continue perfection of Holder’s security interest in the Collateral and all reasonable costs required to evidence the first priority of the security interest, including, without limitation, reasonable attorneys’ fees.  Maker authorizes Holder to file financing statements under the UCC with respect to the security interest granted hereby and agrees, upon request of Holder, to promptly and duly execute and deliver any and all such further instruments and documents, and to take such further action, as Holder may reasonably deem necessary or desirable to obtain the full benefits of this grant of security interest.

          11.4     No Conflicting Agreements.  Maker shall not enter into any agreement on or after the effective date of this Note that would materially impair or conflict with Maker’s obligations hereunder without Holder’s prior written consent. Without Holder’s prior written consent, Maker

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shall not permit the inclusion in any material contract to which it becomes a party on or after the effective date of this Note, of any provisions that could or might in any way prevent the creation, perfection and maintenance of a first priority security interest in Maker’s rights and interest in any property included within the definition of the Collateral acquired under such contracts. Maker represents and warrants that, as of the effective date of this Note, there are no existing agreements or undertakings that would materially impair or conflict with Maker’s obligations hereunder or that could or might in any way prevent the creation, perfection and maintenance of a first priority security interest in Maker’s rights and interest in any property included within the definition of the Collateral acquired under such contracts; except for existing equipment leases described in item 2 of Schedule 14.11 and the statutory liens described in items 3 and 4 of the Disclosure Schedule.

          11.5     Notification Requirements.  Within two (2) business days of  any officer, director or employee of Maker obtaining knowledge thereof, Maker will promptly notify Holder in writing of any event that materially adversely affects the value of any material Collateral, the ability of Maker to dispose of any material Collateral, or the rights and remedies of Holder in relation thereto, including the levy of any legal process against any of the Collateral.

          11.6     Foreclosure Remedy.  Notwithstanding anything to the contrary herein or in the Recapitalization Agreement or any other agreement or document, in the event that Maker is unable to pay and discharge this Note in full on the Maturity Date, subject to the compliance with the requirements of the Delaware Uniform Commercial Code, nothing herein or in the Recapitalization Agreement or any other agreement or document shall be deemed to preclude, limit or restrict Holder from requiring the delivery of some or all of the Collateral in full or partial satisfaction of Maker’s obligation under the Note.  Alternatively, Holder may, in its sole discretion, elect to cause some or all of the Collateral to be sold, and the sale proceeds to be used to pay and discharge the Note in full.

SECTION 12.  CONVERSION.

          12.1     Holder’s Election.  Notwithstanding any other provision of this Note or any applicable agreement or document, until, and/or in the absence of, purchases for cash of a minimum of $15 million of Convertible Preferred Stock, by Other Investors (as defined in the Recapitalization Agreement), on the terms and conditions set forth in the Recapitalization Agreement and the Convertible Preferred Stock Term Sheet, Holder may, in its sole discretion, elect to convert any or all of the principal and/or interest due under the Note into any Equity Security and/or Debt Security (each as defined below) and/or any combination thereof, in each case that Holder shall designate in Holder’s sole discretion (the securities so elected being the “Holder Designated Securities”).  Holder may make such determinations from time to time and at any time before this Note has been discharged in full, and, as applicable, at any time on or before the expiration of the thirty (30) day notice period required under this Note in the event the Maker wishes to prepay this Note.  For purposes hereof, (i) the term “Equity Security” means any class or series of equity security, or any combination of classes and/or series of equity securities, of the Maker that have been authorized under the Maker’s certificate of incorporation, as amended and/or restated, including by any certificate of designation (the “Charter”), or any

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new class or series of equity security, or any combination of new and/or existing classes and/or series of equity securities, of the Maker for which the Maker has undertaken any agreement, obligation, promise, commitment or letter of intent to obtain such authorization and (ii) the term “Debt Security” means any evidence of indebtedness of the Maker that the Maker has authorized, created or incurred, or that the Maker has undertaken any agreement, obligation, promise, commitment or letter of intent to authorize, create or incur.

          12.2     Automatic Conversion.  The principal amount of, and accrued and unpaid interest on, this Note shall automatically convert into Convertible Preferred Stock, upon the terms and conditions set forth herein and in the Recapitalization Agreement, only in the event, and upon the closing of, the purchase in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments), on the terms and conditions set forth in the Convertible Preferred Stock Term Sheet, by Other Investors, as defined in the Convertible Preferred Stock Term Sheet, of a minimum of $15 million of Convertible Preferred Stock.

          12.3     Information for Holder’s Election.  Maker shall provide to Holder, within two (2) business days after notice of each request by Holder, all information reasonably requested by Holder in connection with any Equity Securities and/or Debt Securities, to enable Holder to make decisions regarding one or more conversions.  In the event that Maker seeks to prepay this Note, Maker shall deliver to Holder, simultaneously and together with the notice required under Section 2 of this Note of Maker’s interest in prepaying the Note, a summary of all material information, terms and conditions relating to all Equity Securities and Debt Securities (including any “side” letters or agreements or separate agreements).

          12.4     Conversion Price.  The conversion price for any conversion pursuant to Section 12.2 shall be the lowest nominal or effective price per share paid by the Other Investors who acquire such Convertible Preferred Stock (with the exception of shares issuable upon exercise of the Initial Bridge Warrants).  The conversion price for any conversion into any equity or debt security pursuant to Section 12.1 shall be the lowest of (i) the lowest nominal or effective price per share paid by any investor at any time on or after the date one year prior to the Effective Date (with the exception of (x) purchases of up to 35,000 shares of Common Stock pursuant to certain options to purchase, at a purchase price of $0.0001, that were outstanding on the Effective Date and held by members of the Board of Directors, as set forth in Schedule 2.7(d) to the Recapitalization Agreement, and (y) shares issuable upon the exercise of the Initial Bridge Warrants, each of which shall be excluded from consideration under this section), (ii) the lowest nominal or effective price at which any investor is entitled to acquire shares (including, without limitation, through purchase, exchange, conversion or exercise) pursuant to any other security, instrument, or promise, undertaking, commitment, agreement or letter of intent of the Maker outstanding on or after the Effective Date or granted, issued, extended or otherwise made available by the Maker at any time on or after the date one year prior to the Effective Date (regardless of whether currently exercisable or convertible) (with the exception of (x) certain options to purchase up to 35,000 shares of Common Stock at a purchase price of $0.0001 that were outstanding on the Effective Date and held by members of the Board of Directors as set forth in Schedule 2.7(d) to the Recapitalization Agreement, and (y) the Initial Bridge Warrants, each of which shall be excluded from consideration under this section); and (iii) the lesser of $0.10 per share or 35% discount to the average closing price per share of the Common Stock

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during any twenty consecutive trading days (beginning with the twenty consecutive trading days prior to the Effective Date); provided, however, that in no event shall the price per share calculated pursuant to this clause (iii) be less than $.04 per share.  The calculation required by clause (ii) hereof shall initially be based upon Schedule 2.7(d) to the Recapitalization Agreement.  All other rights, preferences, privileges, terms and conditions received by Holder in connection with any conversion and/or any securities issued by the Maker to Holder upon conversion, shall be no less favorable to Holder than the rights, preferences, privileges, terms and conditions any other investor in the Maker has received or is entitled to receive with respect to the security into which Holder is converting pursuant to any other security, instrument, promise, undertaking, commitment, agreement or letter of intent of the Maker, whether or not such rights, preferences, privileges, terms and conditions for any other investor are incorporated into the agreements or documents relating to any conversion or any issuance of the security or other instrument to that investor or are provided separately, at any time on or after one year prior to the Effective Date.  In regard to each conversion hereunder, the Maker hereby agrees to take and/or arrange for all necessary corporate and related action to enable the execution of each such conversion elected by Holder.

          12.6     No Impairment.  Maker shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by Maker under and/or in connection with this Note, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to this Note and in taking all such action as may be necessary or appropriate to protect Holder’s rights, preferences and privileges under and/or in connection with the Note against impairment.  Holder’s rights, preferences and privileges granted under and/or in connection with any Holder Designated Securities may not be amended, modified or waived without the Holder’s prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

SECTION 13.  STANDSTILL, EXCLUSIVITY AND CONFIDENTIALITY.

During the Bridge Period and the Equity Financing Period, as defined in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, but excluding the periods from February 18, 2004 through February 29, 2004 and from March 16, 2004 through the Effective Date (collectively the “Standstill Period”) the parties shall have worked together, and shall continue to work together, in good faith with best efforts to implement the terms of the Recapitalization Agreement, upon which the parties shall have reached binding agreement and which the parties shall have executed as a condition precedent to the execution and funding of this Note.  Except as provided in the fiduciary exception set forth in Section 3.2 of the Recapitalization Agreement, during the Standstill Period, the Maker and its officers, directors, employees, agents, advisers, consultants, partners and collaborators shall work only with Holder and its agents, advisers and consultants, and shall have had, and shall continue to have, no discussions, negotiations and/or communications of any kind with any other parties, regardless of which party initiates or attempts to initiate any such contact or communication, in regard to any potential equity or debt financing of the Maker by parties other than Holder, and/or any joint venture, license, co-development or other business arrangement by or with parties other than

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Holder.  Notwithstanding the fiduciary exception set forth in Section 3.2 of the Recapitalization Agreement, during the Standstill Period, the Maker and its officers, directors, employees, agents, advisers, consultants, partners and collaborators shall maintain confidentiality, and shall not have, and shall continue not to provide copies, excerpts, summaries, descriptions, or communicate in any way with any third parties, either directly or indirectly, as to any aspects of the recapitalization of Maker and/or any financing by Holder, including, without limitation, the identity of the parties involved, any terms of the Recapitalization Agreement, this Note, the Related Recapitalization Documents, the Convertible Preferred Stock or any other matter relating to the recapitalization of Maker, or the progress or status of any activities or processes relating to the recapitalization of Maker; provided, however, nothing herein shall prohibit the Maker from filing this Note, the Recapitalization Agreement and any Related Recapitalization Document with the Securities and Exchange Commission (the “SEC”), if required by the regulations of the SEC (subject to the covenant in Section 2.5(a) of the Recapitalization Agreement).  During the Standstill Period, the Maker shall not make any sales of equipment or other assets of any kind, including, without limitation, any non-essential laboratory equipment, and the Maker shall comply with Section 10.3 in regard to the TFF devices.

SECTION 14.  REPRESENTATIONS AND WARRANTIES.

Except as expressly set forth (with reference to a section in this Note) in the Disclosure Schedule attached hereto as Exhibit B, and only to the extent such exceptions are acceptable to Holder in its sole discretion as of the date of this Note, and independently as of the date upon which each additional Note is issued to Holder, and as of the date of each closing, if any, of the Anticipated Equity Financing, Maker represents and warrants to the following:

          14.1     Organization, Good Standing and Qualification.  Maker is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business.  Maker is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, operations, prospects or condition (financial or otherwise).

          14.2     Authorization of Note, Etc.  The execution, delivery and performance by Maker of this Note has been duly authorized by all requisite corporate action by Maker in accordance with Delaware law.  This Note is a valid and binding obligation of Maker, enforceable against Maker in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application effecting enforcements of creditors’ rights or general principles of equity.

          14.3     No Conflicts.  The execution, delivery, performance, issuance, sale and delivery of this Note and the Related Recapitalization Documents, and compliance with the provisions hereof by Maker, will not (a) to the knowledge of Maker, violate any provision of any law, statute, rule or regulation applicable to Maker or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to Maker or any of its properties or assets or (b) conflict with or result in any material breach of any of the terms, conditions or provisions of, or constitute (with notice or lapse of time or both) a

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material default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of, any encumbrance upon any of the material assets of Maker under, the Charter or Bylaws of Maker (as they may be amended to date) or any agreement or instrument to which Maker is a party.  As used herein, “encumbrance” shall mean any liens, charges, encumbrances, equities, claims, options, proxies, pledges, security interests, licenses or other similar rights of any nature.

          14.4     Compliance with Other Instruments.  Maker is not in violation of any term of Maker’s Charter, as amended, including any certificate of designation filed therewith, and/or Maker’s Bylaws.  Maker is not, in any material respect, in violation of any term of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which Maker or any of such Collateral is subject.  To the best of Maker’s knowledge, no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a breach or violation, in any material respect, under any applicable judgments, orders, writs, decrees, federal, state and/or local laws, rules or regulations which would have a material adverse affect on the condition, financial or otherwise, or operations of Maker (as it is currently conducted and as it is proposed to be conducted) or on any material assets or any Intellectual Property or other Collateral owned, controlled, licensed, possessed, and/or used by Maker.  To the best of its knowledge, Maker has avoided every condition, and has not performed any act, the occurrence of which would result in Maker’s loss of any right granted under any license, distribution agreement or other agreement or Maker’s loss of any rights in or to any Collateral.

          14.5     Approvals.  Maker has obtained all necessary permits, authorizations, waivers, consents and approvals of or by, and made all necessary notifications of and/or filings with, all applicable persons (governmental and private), in connection with the execution, delivery, performance, issuance, sale and/or delivery of this Note, the Recapitalization Agreement and the Related Recapitalization Documents, and consummation by Maker of the transactions contemplated hereby and thereby, except as listed in Schedule 14.5

          14.6     Capitalization.  The authorized capital stock of Maker consists of 125,000,000 shares of Common Stock, par value $0.001 per share and 15,000,000 shares of Preferred Stock, par value of $0.001 per share.  As of the date hereof, 19,028,779 shares of Common Stock are issued and outstanding and no shares of preferred stock of any kind are issued and outstanding.  No other shares of any class or series of Maker’s capital stock are authorized and/or issued and outstanding.  All issued and outstanding shares of capital stock of Maker have been duly authorized and validly issued, and are fully paid and non-assessable, and have been offered, sold and delivered by Maker in compliance with all applicable federal and state securities laws.  Except as set forth in Schedule 14.6, no subscription, warrant, option, convertible security, or other right (direct or indirect, contingent or otherwise) to purchase or otherwise acquire any equity securities of Maker is authorized or outstanding, and there is no agreement, promise, commitment, undertaking or letter of intent of any kind (direct or indirect, contingent or otherwise) by Maker to issue any shares, subscriptions, warrants, options, convertible securities, or other such rights, or to distribute to holders of any of its equity securities any evidence of indebtedness or asset.  Except as set forth in Schedule 14.6, Maker has no obligation of any kind (direct or indirect, contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Schedule 14.6 includes a true, accurate and complete statement describing the total number of shares of Maker outstanding as of the date of this Note (on a fully diluted basis, including, without limitation, all warrants and options outstanding (whether or not currently exercisable), all convertible instruments of any kind (whether or not currently convertible), shares of all classes of stock, and any agreements, promises, commitments, undertakings or letters of intent to issue any of the foregoing.

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EXECUTION VERSION

          14.7     Authorization of the Shares.  Maker has, or before the first closing of the Anticipated Equity Financing hereunder will have, authorized the issuance and sale of a sufficient number of shares of Convertible Preferred Stock, par value $0.001 per share, and Common Stock of the Maker to fully implement the Recapitalization Plan, while maintaining such additional authorized but unissued shares as reasonably determined by Holder to be appropriate. Of such authorized shares, a sufficient number of shares shall be reserved for issuance upon any exercise of the Bridge Warrants and/or Preferred Stock Warrants.  If at any time the number of authorized but unissued shares of Convertible Preferred Stock and/or of Common Stock is not sufficient to effect the conversion of all then outstanding convertible Notes and other instruments, and the exercise of all then outstanding warrants, options and similar instruments, then, in addition to such other remedies as may be available to Holder, including, without limitation, the exercise of Holder’s right of first refusal set forth in Section 2.7(f) of the Recapitalization Agreement, Maker shall take such corporate action as may be necessary to increase its authorized but unissued shares of Convertible Preferred Stock and/or Common Stock to such number of shares as will be sufficient for such purposes.  Such corporate action shall include, without limitation, obtaining all requisite regulatory approvals and any requisite shareholder approval of any necessary amendment to Maker’s Charter.

          14.8     Litigation.  Except as set forth in Schedule 14.8 of the Disclosure Schedule, there is no action, suit, proceeding or investigation pending or, to the knowledge of Maker, currently threatened against Maker, and/or its directors, officers, advisers, agents, properties, assets or business, in each case relating to Maker and/or its business, assets, operations or properties.  Maker is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  There is no action, suit, proceeding or investigation by Maker currently pending or which Maker intends to initiate.

          14.9     No Liens.  Except for liens for the benefit of Holder, created by this Note, the Recapitalization Agreement and/or any of the Related Recapitalization Documents, and except as set forth in Schedule 14.9 of the Disclosure Schedule, none of the material assets of Maker, including the Collateral, are subject to any existing lien, pledge, security interest or other encumbrance of any kind, direct or indirect, contingent or otherwise.

          14.10     Full Disclosure.  Notwithstanding any other provision of this Note, neither this Note, nor any exhibit hereto, nor any written report, certificate, instrument or other information furnished to Holder in connection with the transactions contemplated under and/or in connection with Note contain any material misstatement (including, without limitation, any material omission), or is misleading in any material respect.

          14.11     No Other Security Interests or Other Encumbrances.  Except as set forth in Schedule 14.11 (and only to the amounts set forth on such schedule), there are no existing security interests, pledges, liens or other encumbrances of any kind, direct or indirect, contingent or otherwise (including without limitation any licensing or partnering arrangements or agreements), in or relating to any assets of Maker, including, without limitation, any Intellectual Property (as defined herein) or other Collateral.  All existing security interests, pledges, liens or other encumbrances of any kind, other than those set forth in Schedule 14.11 hereto (and only to the amounts set forth on such schedule), are subordinate to the security interest established pursuant to Section 11 hereof, all necessary consents, subordination agreements and waivers, if any, have been obtained, and all amended filings and/or re-filings shall be made immediately upon execution of this Note.

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EXECUTION VERSION

          14.12     ”Small Business”.

          (a)           Small Business Status.  Maker together with its “affiliates” (as that term is defined in Section 121.103 of Title 13 of Code of Federal Regulations (the “Federal Regulations”)) is a “small business concern” within the meaning of the Small Business Investment Act of 1958, as amended (the “Small Business Act” or “SBIA”), and the regulations promulgated thereunder, including Section 121.301(c) of Title 13, Code of Federal Regulations.

          (b)           Information for SBA Reports.  Maker has delivered and/or will deliver to Holder certain information, set forth by and regarding the Maker and its affiliates in connection with this Note, on SBA Forms 480, 652 and Part A and B of Form 1031.  This information delivered was true, accurate, complete and correct, and any information yet to be delivered will be true, accurate, complete and correct, and in form and substance acceptable to Holder.

          (c)           Eligibility.  Maker is eligible for financing by any Holder pursuant to Section 107.720 of Title 13 of the Federal Regulations and any other SBA regulations.

          14.13      Intellectual Property.

          (d)          Definitions. “Intellectual Property” means all foreign and domestic intangible property and rights, owned, licensed, sub-licensed or otherwise obtained by Maker, including, without limitation, (i) inventions, discoveries and ideas, whether patentable or not, and all patents, registrations and applications therefor, including divisions, continuations, continuations-in-part, requests for continued examination, and renewal applications, and including renewals, extensions and reissues (collectively, “Patents”); (ii) confidential and proprietary information, trade secrets and know-how, including without limitation processes, schematics, formulae, drawings, prototypes, models, designs and customer lists (collectively, “Trade Secrets”); (iii) all data, slides, observations, and laboratory results, produced by, for or on behalf of Maker, or which Maker has rights to obtain (collectively, “Data”); (iv) all FDA applications, registrations, filings and other rights (collectively, “FDA Rights”) and all data and documentation supporting or relating thereto; (iv) published and unpublished works of authorship, whether copyrightable or not (including, without limitation, databases and other compilations of information), copyrights therein and thereto, and registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof (collectively, “Copyrights”); (v) trademarks, service marks, brand names, certification marks, collective marks, d/b/a’s, Internet domain names, logos, symbols, data, trade dress, assumed names, fictitious names, trade names, and other indicia of origin, all applications and registrations for the foregoing, and all goodwill associated therewith and symbolized thereby, including all extensions, modifications and renewals of same (collectively, “Trademarks”); (vi) all other intellectual property or proprietary rights, including, without limitation, all claims or causes of action arising out of or related to any infringement, misappropriation or other violation of any of the foregoing, including rights to recover for past, present and future violations thereof (collectively, “Other Proprietary Rights”).

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          ”Intellectual Property Contracts” means all agreements involving, relating to or affecting the Intellectual Property, including, without limitation, agreements granting rights to use the Licensed or Sub-Licensed Intellectual Property, agreements granting rights to use Owned Intellectual Property, confidentiality agreements, Trademark coexistence agreements, Trademark consent agreements and non-assertion agreements.

          ”Licensed or Sub-Licensed Intellectual Property” means the Intellectual Property that Maker is licensed, sub-licensed or otherwise permitted by other persons or entities to use.

          ”Owned Intellectual Property” means the Intellectual Property owned by Maker.

          ”Registered” means issued, registered, renewed or the subject of a pending application.

          (e)          Schedule 14.13 (“Intellectual Property”) sets forth a true and complete list and summary description of (A) all Registered or material Owned Intellectual Property (each identified as a Patent, Trademark, Trade Secret, Copyright or Other Proprietary Right, as the case may be); (B) all Licensed or Sub Licensed Intellectual Property and (C) all Intellectual Property Contracts.

          (f)          All Intellectual Property is valid, subsisting and enforceable.  No Owned Intellectual Property has been canceled, suspended, adjudicated invalid, not maintained, expired or lapsed, or is subject to any outstanding order, judgment or decree restricting its use or adversely affecting or reflecting Maker’s rights thereto.  No Licensed or Sub-Licensed Intellectual Property has been canceled, suspended, not renewed or extended, adjudicated invalid, not maintained, expired or lapsed, or is subject to any outstanding order, judgment or decree restricting its use or adversely affecting or reflecting Maker’s rights thereto.

          (g)          The Owned Intellectual Property is owned exclusively by Maker and has been used with all patent, trademark, copyright, confidential, proprietary and other Intellectual Property notices and legends prescribed by law or otherwise permitted.

          (h)          No suit, action, reissue, reexamination, public protest, interference, opposition, cancellation or other proceeding (collectively, “Suit”) is pending or threatened concerning any claim or position:

                                 (i)     that Maker, or another person or entity, has violated any Intellectual Property rights.  To Maker’s best knowledge, Maker is not violating and has not violated any intellectual property rights of any other party.

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EXECUTION VERSION

                                 (ii)     that Maker, or another person or entity, has breached any Intellectual Property Contract.  There exists no event, condition or occurrence which, with the giving of notice or lapse of time, or both, would constitute a breach or default by Maker, or a breach or default by another person or entity, under any Intellectual Property Contract.  No party to any Intellectual Property Contract has given Maker notice of its intention to cancel, terminate or fail to renew any Intellectual Property Contract.

                                (iii)     that the Intellectual Property has been violated or is invalid, unenforceable, unpatentable, unregisterable, cancelable, not owned or not owned exclusively by Maker.  No such claim has been threatened or asserted. To Maker’s best knowledge, no valid basis for any such Suits or claims exists.

          (i)     To Maker’s best knowledge, no other person or entity is violating, infringing upon or claiming rights incompatible with Maker’s rights to any Intellectual Property.  Maker has provided to Holder copies of all information reasonably available to it relevant to intellectual property rights claimed by third parties and possible infringement thereof including, without limitation, any freedom to practice or freedom to operate opinions.

          (j)     Except as set forth on Schedule 14.13(j), Maker owns or otherwise holds valid rights to use all Intellectual Property used in its business.

          (k)     Maker has timely made all filings and payments with the appropriate foreign and domestic agencies and other parties required to maintain in full force and effect all Intellectual Property.  Except as set forth on Schedule 14.13, no due dates for filings or payments concerning the Intellectual Property (including, without limitation, office action responses, affidavits of use, affidavits of continuing use, renewals, requests for extension of time, maintenance fees, application fees and foreign convention priority filings) fall due within ninety (90) days prior to or after the closing, whether or not such due dates are extendable.  Maker is in compliance with all applicable rules and regulations of such agencies and other parties with respect to the Intellectual Property.  All documentation necessary to confirm and effect the Intellectual Property, if acquired from other persons or entities, has been recorded in the United States Patent and Trademark Office, the United States Copyright Office and other official offices.

          (l)     Maker has undertaken and consistently implemented best efforts to protect the secrecy, confidentiality and value of all non-public Intellectual Property used in its business (including, without limitation, entering into appropriate confidentiality agreements with all officers, directors, employees and other persons or entities with access to such non-public Intellectual Property).  Maker management has not disclosed any such non-public Intellectual Property to any persons or entities other than (i) Maker employees or Maker contractors who had a need to know and use such non-public Intellectual Property in the ordinary course of employment or contract performance, or (ii) prospective customers, and in each case who executed appropriate confidentiality agreements.

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EXECUTION VERSION

          (m)     Maker has taken all reasonable measures to confirm that no current or former Maker employee is or was a party to any confidentiality agreement or agreement not to compete that restricts or forbids, or restricted or forbade at any time during such employee’s employment by Maker, such employee’s performance of Maker’s business, or any other activity that such employee was hired to perform or otherwise performed on behalf of or in connection with such employee’s employment by Maker.

          14.14     SEC Filings; Financial Statements.

          (a)          Maker has delivered or made available to Holder accurate and complete copies of all registration statements, proxy statements and other statements, reports, schedules, forms and other documents filed by the Maker with the SEC since January 1, 2003, and all amendments thereto (the “Maker SEC Documents”).  Except as set forth on Schedule 14.14(a), all statements, reports, schedules, forms and other documents required to have been filed by Maker with the SEC have been so filed on a timely basis.   As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Note, then on the date of such filing):  (i) each of the Maker SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the Maker SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b)          The financial statements (including any related notes) contained in the Maker SEC Documents:  (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that will not, individually or in the aggregate, be material in amount), and (iii) fairly present the consolidated financial position of Maker and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of Maker and its consolidated subsidiaries for the periods covered thereby.

          14.15     Liabilities.  Maker has no accrued, contingent and/or other liabilities of any nature, either mature or immature, as of the Restatement Date other than (i) tax liabilities to the State of Washington in the maximum amount of $492,000, (ii) amounts payable to Cognate and (iii) future lease payments to Benaroya Capital Co. LLC for Maker’s premises lease not yet due, in the aggregate in excess of $450,000, of which $325,000 are currently due payables, $69,000 are the aggregate balances of capital leases payable in monthly installments in the amounts set forth in the budget included in the Disclosure Schedule through the first calendar quarter of 2006, decreasing thereafter, the last of which is fully amortized in May 2007, and $55,000 are accrued vacation and sick pay.

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EXECUTION VERSION

          14.16     Compliance with All Standstill Provisions.  Maker has complied in all respects with all standstill, exclusivity and confidentiality provisions of (a) this Note, the Recapitalization Agreement and the Related Recapitalization Documents, (b) Section 13 of that certain 10% Convertible, Secured Promissory Note by and between Maker and Holder dated as of February 2, 2004 and (c) Section 13 of that certain 10% Convertible, Secured Promissory Note by and between Maker and Holder dated as of March 1, 2004.

SECTION 15.  INDEMNIFICATION

          15.1     Indemnification Agreement.

                      (a)     In addition to all rights and remedies available to Holder at law or in equity, Maker shall indemnify Holder and each subsequent holder of this Note, and their respective affiliates, stockholders, limited partners, general partners, officers, directors, managers, employees, agents, representatives, successors and assigns (collectively, the “Indemnified Persons”) and save and hold each of them harmless against and pay on behalf of or reimburse such party as and when incurred for any loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, tax, penalty, fine or expense (other than any demand, claim, action or cause of action instituted by Maker), including interest, penalties, reasonable attorneys’ fees and expenses, and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, “Losses) which any such party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of:

                               (i)       any material misrepresentation in, or material omission from, or breach of any of the representations, warranties, statements, schedules and/or exhibits hereto, certificates or other instruments or documents furnished to Holder by Maker in connection with this  Note; or

                               (ii)     any material nonfulfillment or material breach of any covenant or agreement on the part of Maker under this Note.

                      (b)     Notwithstanding the foregoing, Maker shall not be liable for any portion of Losses resulting from the gross negligence or willful misconduct of Holder or a subsequent holder of this Note.

                      (c)     Within twenty (20) days after receipt of notice of commencement of any action or the assertion of any claim by a third party, Holder shall give Maker written notice thereof together with a copy of such claim, process or other legal pleading of such claim.  Maker shall have the right to assist in the defense thereof by representation of its own choosing.

          15.2     Survival.  All indemnification rights hereunder shall survive the execution and delivery of this Note and the consummation of the transactions contemplated hereby (i) for a period of two years with respect to representations and warranties made by Maker, and (ii) until fully performed with respect to covenants and agreements made by Maker, regardless of any investigation, inquiry or examination made for or on behalf of, or any knowledge of Holder and/or any of the Indemnified Persons, or the acceptance by Holder of any certificate or opinion.

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EXECUTION VERSION

          15.3     Payment.  Any indemnification of Holder or any other Indemnified Person by Maker pursuant to this Section 15 shall be effected by wire transfer of immediately available funds from Maker to an account designated by Holder or such other Indemnified Person within fifteen (15) days after the determination thereof.

SECTION 16.  INTEGRATION WITH RECAPITALIZATION PLAN

Maker acknowledges and agrees that the funding provided by Holder pursuant to this Note is only being provided as part of an integrated Recapitalization Plan, as set forth in the Recapitalization Agreement.  Maker further acknowledges and agrees that this Note is subject to all terms and conditions set forth in the Recapitalization Agreement.

SECTION 17.  MISCELLANEOUS.

          17.1     Notices.  All notices, demands and requests of any kind to be delivered to any party in connection with this Note shall be in writing and shall be deemed to be effective upon delivery if (i) personally delivered, (ii) sent by confirmed facsimile with a copy sent by nationally recognized overnight courier, (iii) sent by nationally recognized overnight courier, or (iv) sent by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

if to Maker:	Northwest Biotherapeutics, Inc.
22322 20th Ave SE, Suite 150
Bothell, WA 98021
Fax: (425) 608 3146
Attn: Alton Boynton

if to Holder:	Toucan Capital Fund II, LP
7600 Wisconsin Avenue
Suite 700
Bethesda, MD 20814
Fax: (240) 497-4060
Attention: Linda F. Powers

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance with the provisions of this Section.

          17.2     Parties In Interest.  This Note shall bind and inure to the benefit of Holder, Maker and their respective successors and permitted assigns.  Maker shall not transfer or assign this Note without the prior written consent of Holder.  Holder may transfer and assign this note without the prior consent of Maker.

          17.3     Entire Agreement.  This Note together with the Disclosure Schedule and the Recapitalization Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto.

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EXECUTION VERSION

          17.4     Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to principles of conflicts of laws of the State of Delaware or any other state).

          17.5     Headings.  The section and paragraph headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of this Note.

          17.6     Amendments.  No provision of this Note may be amended or waived without the express written consent of both Maker and Holder, provided, however, that Holder may waive any provision hereof that inures to the benefit of Holder without the prior written consent of Maker. Also notwithstanding anything to the contrary, this Note shall be amended as and to the extent necessary to comply with the Small Business Investment Act and all regulations, advice, direction and guidance applicable to SBIC’s.

          17.7     Nature of Obligation.  This Note is being made for business and investment purposes, and not for household or other purposes.

          17.8     Expenses.  Maker shall pay, reimburse or otherwise satisfy, upon demand of Holder, all fees, costs and expenses incurred and/or undertaken, and to be incurred and/or undertaken, by Holder relating to the preparation for, development of and implementation of the Recapitalization Plan set forth in the Recapitalization Agreement, including, without limitation, all due diligence expenses and all expenses relating to the Bridge Funding, the Anticipated Equity Financing and the transactions contemplated thereby and the documentation of the foregoing (including, without limitation all legal fees and expenses and costs incurred and to be incurred in connection with any SBA filings), which shall be satisfied by Maker upon Holder’s demand, including but without limitation upon each closing of the Bridge Funding or Anticipated Equity Financing.  This obligation shall apply regardless of whether or not all of the transactions contemplated in the Recapitalization Agreement close.  At each closing of Bridge Funding and/or Anticipated Equity Financing, at Holder’s sole discretion, and with respect to any or all of such fees, costs and expenses accrued through such closing, Maker shall (a) pay Holder in cash concurrently with such closing (or at Holder’s sole discretion, Investor may withhold such amount from the wire of investment proceeds), (b) issue a Note in the form hereof in principal amount equal to such fees, costs and expenses (which at Holder’s option may instead be evidenced as an increase in the principal amount of any Note issued in connection with such closing); or (c) treat such fees, costs and expenses as an unsecured payable.  At any time following such closing, Holder may require any amounts that it elected to have Maker treat as unsecured amounts payable to be paid in cash or satisfied by issuance of a Note in the principal amount of some or all of such unsecured obligation.

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EXECUTION VERSION

          IN WITNESS WHEREOF, Maker has caused this Note to be duly executed by its duly authorized person(s) as of the date first written above.

NORTHWEST BIOTHERAPEUTICS, INC.

By: /s/ Alton Boynton

Name: Alton Boynton

Title: President

Consent and Agreement

          Toucan Capital Fund II, L.P. consents to the loan and security interest granted by Maker in the foregoing Note.

TOUCAN CAPITAL FUND II, L.P.

By: /s/ Linda Powers

Name: Linda Powers

Title: Managing Director

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EXECUTION VERSION

EXHIBIT A

Description of Collateral

[See page 26 of Exhibit A-1 to Annex B-1]

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EXECUTION VERSION

EXHIBIT B

DISCLOSURE SCHEDULE

[Not filed herewith]

27

Exhibit A-3 to Annex B-1

EXECUTION VERSION

NORTHWEST BIOTHERAPEUTICS, INC.
LOAN AGREEMENT, SECURITY AGREEMENT and
10% CONVERTIBLE, SECURED PROMISSORY NOTE

$500,000.00	April 26, 2004

SECTION 1.   GENERAL.

For value received, Northwest Biotherapeutics, Inc., a Delaware corporation (the “Maker” or the “Company”), hereby promises to pay to the order of Toucan Capital Fund II, L.P. or its assigns (collectively, the “Holder”), the principal amount of Five Hundred Thousand Dollars ($500,000) upon written demand by Holder made at any time on or after the first anniversary of execution of this Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note (this “Note” or this “Agreement”), or such earlier date as may be applicable under Sections 3 and 4 hereof (the “Maturity Date”).   Maker shall pay interest on the unpaid principal amount of this Note, accruing from and after the date hereof at the rate of ten percent (10%) per annum, compounding annually (computed on the basis of a 365-day year and the actual number of days elapsed) (the “Interest Rate”).  Accrued interest shall be payable upon the payment of the principal of this Note.  The principal of, and interest on, this Note shall be payable in lawful currency of the United States of America by wire transfer in immediately available funds to the account of Holder, as provided in writing to Maker by Holder.  All payments shall be applied first to fees, costs and charges relating to this Note (including, without limitation, any costs of collection), then to accrued and unpaid interest, and thereafter to principal.  This loan is made by Holder to Maker in anticipation of an equity financing.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Recapitalization Agreement

SECTION 2.   PRE-PAYMENT.

This Note may be pre-paid in whole or in part prior to the Maturity Date; provided Maker provides Holder with 30 days prior written notice thereof, and provided further that Holder shall have the option to convert this note in accordance with Section 12 hereof by notifying Maker of Holder’s election on or before the expiration of such thirty (30) day notice period.  In the event of prepayment, Maker shall pay a penalty in the amount of 1% of the principal and accrued interest then outstanding under this Note, unless a greater or lesser penalty is established or approved by the U.S. Small Business Administration (“SBA”).  Conversion of this Note shall not be deemed a prepayment.

SECTION 3.   DEFAULT INTEREST.

Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid principal amount and accrued and unpaid interest shall bear interest payable on demand at the lesser of (i) fourteen percent (14%) per annum, (ii) the maximum rate permitted under applicable rules and regulations of the SBA, or (iii) the maximum rate allowed by law  (the “Default Interest”). Such interest shall accrue, commencing upon the occurrence of an Event of Default and continuing until such Event of Default is cured or waived.

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EXECUTION VERSION

SECTION 4.   DEFAULTS.

          4.1     Definitions.  Each occurrence of any of the following events shall constitute an “Event of Default”:

                    (a)     if a default occurs in the payment of any principal of, interest on, or other obligation with respect to, this Note, whether at the due date thereof or upon acceleration thereof, and such default remains uncured for five (5) business days after written notice thereof from Holder;

                    (b)     if any representation or warranty of Maker made herein shall have been false or misleading in any material respect, or shall have contained any material omission, as of the date hereof;

                    (c)     if a default occurs in the due observance or performance of any covenant or agreement on the part of Maker to be observed or performed pursuant to the terms of this Note and such default remains uncured for five (5) business days after written notice thereof from Holder;

                    (d)     if a default occurs in Maker’s performance of any of the terms and conditions of that certain Amended and Restated Recapitalization Agreement, dated as of July 30, 2004 (the “Recapitalization Agreement”) or any Related Recapitalization Document;

                    (e)     if Maker shall (i) discontinue its business, (ii) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of Maker or any of its property, (iii) make a general assignment for the benefit of creditors, or (iv) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation laws or statutes, or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, provided, however, that insolvency of Maker shall not constitute a default, or the basis for a default, during the Bridge Period;

                    (f)     if there shall be filed against Maker an involuntary petition seeking reorganization of Maker or the appointment of a receiver, trustee, custodian or liquidator of Maker or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect (any of the foregoing petitions being hereinafter referred to as an “Involuntary Petition”) and such Involuntary Petition shall not have been dismissed within ninety (90) days after it was filed, provided, however, that insolvency of Maker shall not constitute a default, or the basis for a default, during the Bridge Period;

                    (g)     if final judgment(s) for the payment of money in excess of an aggregate of $25,000 (excluding any portion thereof that an insurance company of nationally recognized standing and creditworthiness has agreed to pay) shall be rendered against Maker and the same shall remain undischarged for a period of thirty (30) days;

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EXECUTION VERSION

                    (h)     if there occurs any event that may have a material adverse effect on the business, affairs, prospects, operations, properties, assets, liabilities, structure or condition, financial or otherwise, of the Company (as such business is presently currently conducted and/or as it is proposed to be conducted), or on any material assets or any Intellectual Property or other Collateral developed, owned, controlled, licensed, possessed, or used by Maker, or to which Maker has any right, option, entitlement or claim, provided, however, that ongoing weakening of Maker’s financial condition due to ongoing expenditures and Maker’s failure to obtain equity financing shall not constitute a default, or the basis for a default, during the Bridge Period; or

                    (i)     if Maker deviates, during the period covered by such budget, more than $10,000 in aggregate from the budget included in the Disclosure Schedule (as defined herein), or takes any action or makes any promise, undertaking or commitment that would result in Maker incurring or accumulating payables and/or other financial obligations of any kind, whether current or deferred, direct or indirect, for purposes other than as set forth in budgets expressly agreed to by Holder, and/or in any amounts in excess of the amounts set forth in such agreed budgets, which equal or exceed $10,000 in aggregate, and which have not been approved in writing in advance by Holder.

          4.2     Cross-Default: Maker acknowledges that the financing contemplated by this Note is part of an integrated Recapitalization Plan, as set forth in the Recapitalization Agreement and the Related Recapitalization Documents.  Maker further acknowledges and agrees that this Note is subject to all terms and conditions set forth in the Recapitalization Agreement and the Related Recapitalization Documents, and that the Recapitalization Agreement and the Related Recapitalization Documents are subject to all of the terms and conditions of this Note.  Maker agrees that any default by Maker under any provision of this Note, the Recapitalization Agreement or any of the Related Recapitalization Documents will constitute a default under each other Related Recapitalization Document and the Recapitalization Agreement.

          4.3     Remedies on Default.

                    (a)     Upon each and every such Event of Default and at any time thereafter during the continuance of such Event of Default: (i) any and all indebtedness of Maker to Holder under this Note or otherwise shall immediately become due and payable, both as to principal and interest (including any deferred interest and any accrued and unpaid interest and any Default Interest); and (ii) Holder may exercise all the rights of a creditor under applicable state and/or federal law.

                    (b)     In case any one or more Events of Default shall occur and be continuing, and acceleration of this Note or any other indebtedness of Maker to Holder shall have occurred, Holder may, inter alia, proceed to protect and enforce its rights by an action at law, suit in equity and/or other appropriate proceeding, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms hereof or thereof or in furtherance of the exercise of any power granted hereby or thereby or by law.  No right conferred upon Holder by this Note shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

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EXECUTION VERSION

SECTION 5.   DEFENSES.

          5.1          No Offsets.  The obligations of Maker under this Note shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason.

          5.2          Usury Limitations.  It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note or any other agreements or instruments between them, in no event shall such agreements or instruments require the payment or permit the collection of interest (which term, for purposes hereof, shall include any amount which, under applicable law, is deemed to be interest, whether or not such amount is characterized by the parties as interest) in excess of the maximum amount permitted by such laws.  If any excess of interest is unintentionally contracted for, charged or received under the Note or under the terms of any other agreement or instrument between the parties, the effective rate of interest shall be automatically reduced to the maximum lawful rate of interest allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction thereof.

SECTION 6.   REPLACEMENT OF NOTE.

          Upon receipt by Maker of reasonable evidence of the loss, theft, destruction, or mutilation of this Note, Maker will deliver a new Note containing the same terms and conditions in lieu of this Note.  Any Note delivered in accordance with the provisions of this Section 6 shall be dated as of the date of this Note.

SECTION 7.   EXTENSION OF MATURITY.

          Should the principal of or interest on this Note become due and payable on other than a business day, the due date thereof shall be extended to the next succeeding business day, and, in the case of principal, interest shall be payable thereon at the rate per annum herein specified during such extension.  For the purposes of the preceding sentence, a business day shall be any day that is not a Saturday, Sunday, or legal holiday in the State of Delaware.

SECTION 8.   ATTORNEYS’ FEES AND COLLECTION FEES.

          Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, arbitration or mediation, or any settlement of any of the foregoing, Maker agrees to pay, in addition to principal and interest due and payable hereon, all costs of collection, including, without limitation, reasonable attorneys’ fees and expenses, incurred by Holder in collecting or enforcing this Note.

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EXECUTION VERSION

SECTION 9.   WAIVERS; CONSENT TO JURISDICTION.

           9.1     Waivers by Maker.  Maker hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note.

          9.2     Actions of Holder not a Waiver.  No delay by Holder in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver or modification of the terms hereof shall be valid unless set forth in writing by Holder and then only to the extent set forth therein.

          9.3     Consent to Jurisdiction.  Maker hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Delaware over any suit, action, or proceeding arising out of or relating to this Note or any other agreements or instruments with respect to Holder.  Maker hereby irrevocably waives, to the fullest extent permitted by law, any objection that Maker may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.  Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon Maker and may be enforced in any court in which Maker is subject to jurisdiction by a suit upon such judgment, provided that service of process is effected upon Maker as provided in this Note or as otherwise permitted by applicable law.

          9.4     Waiver of Jury Trial.  MAKER WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN MAKER AND HOLDER RELATING TO THE SUBJECT MATTER OF THIS NOTE.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS NOTE, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENT OR AGREEMENT RELATING TO THE LOAN.

          9.5     Service of Process.  Maker hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by delivery of a copy thereof by certified mail, postage prepaid, return receipt requested, to Maker, and/or by delivery of a copy thereof to a registered agent of Maker.  Refusal to accept delivery, and/or avoidance of delivery, shall be deemed to constitute delivery.  Maker irrevocably agrees that service in accordance with this Section 9.5 shall be deemed in every respect effective service of process upon Maker in any such suit, action or proceeding, and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon Maker. Nothing in this Section 9.5 shall affect the right of Holder to serve process in any manner otherwise permitted by law or limit the right of Holder otherwise to bring proceedings against Maker in the courts of any jurisdiction or jurisdictions.

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EXECUTION VERSION

SECTION 10.  COVENANTS.

          10.1   Affirmative Covenants.  So long as this Note shall remain outstanding:

                    (a)     Office.  Maker shall maintain its principal office, and the majority of its employees, assets and operations, in the United States.

                    (b)     Use of Proceeds.  Maker will use the proceeds from this Note only for the following purposes:

(i)     General operating expenses, expenses for the development and protection of its intellectual property, and other usual and customary commercial and business expenses incurred in pursuing its business plan and strategy, on and after the effective date hereof;

(ii)      Audit expenses and regular and special SEC filing expenses, for audits and filings occurring on or after the effective date hereof, including, without limitation, SEC filings relating to solicitation of any shareholder consents to the recapitalization of Maker; and

(iii)     Expenses of accountants, attorneys, consultants and other professionals (including, without limitation, the expenses of Investor described in Section 4.11 of the Recapitalization Agreement) relating to the recapitalization of Maker, in each case only to the extent that both the nature and the amount of such expenses are in conformity with the budget approved in advance in writing by Holder and included in the Disclosure Schedule.  Maker will not use the proceeds from this Note for any other purpose.  Without limiting the generality of the foregoing, none of the proceeds will be used, without prior written agreement by the Holder, (i) to purchase or carry (or refinance any borrowing, the proceeds of which were used to purchase or carry) any “security” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), (ii) to repay any indebtedness or discharge any obligation to an person or entity, other than trade payables incurred in the ordinary course of business on or after the effective date hereof, and consistent with Maker’s operating plans and budgets fully disclosed to the Holder prior to the Closing, or (iii) to engage in business activities which would cause a violation of 13 CFR 107.720.  This latter limitation prohibits, without limitation, the use of proceeds: (i) directly or indirectly, for providing funds to others; (ii) for the purchase or discounting of debt obligations; (iii) for factoring or long-term leasing of equipment with no provision for maintenance or repair; (iv) for engaging in real estate transactions such that Maker could reasonably be classified under Major Group 65 (Real Estate) of the SIC Manual; (v) for business activities wherein the assets of the business of Maker (the “Business”) will be reduced or consumed, generally without replacement, as the life of the Business progresses, and the nature of the Business does not require that a stream of cash payments be made to the financing sources of the Business, on a basis associated with the continuing sale of assets (examples of such businesses would include real estate development projects, the financing and production of motion pictures, and oil and gas well exploration, development and production); (vi) for a foreign operation; (vii) to provide capital to a

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EXECUTION VERSION

corporation licensed or sub-licensed under the Small Business Investment Act, (viii) to acquire farm land, (ix) to fund production of a single item or defined limited number of items generally over a defined production period, such production to constitute the majority, of the activities of Maker (examples include electric generating plants), or (x) for any purpose contrary to the public interest (including, but not limited to, activities which are in violation of law) or inconsistent with free competitive enterprise, in each case, within the meaning of Section 107.720 of Title 13 of the Code of Federal Regulations.

                    (c)     Seniority.  Except as otherwise expressly provided, and except for security interests and liens described in items 2, 3 and 4 of Schedule 14.11 of the Disclosure Schedule attached hereto as Exhibit B (the “Disclosure Schedule”), the indebtedness evidenced by this Note:  (i) shall be senior in all respects to all other indebtedness or obligations of Maker of any kind, direct or indirect, contingent or otherwise, other than obligations of Maker owed directly to the state or federal government, and other than any other indebtedness or obligations of Maker to Holder;  (ii) shall not be made subordinate or subject in right of payment to the prior payment of any other indebtedness or obligation of any kind, direct or indirect, contingent or otherwise, other than obligations of Maker owed directly to the state or federal government, and other than any other indebtedness or obligations of Maker to Holder.

                    (d)     No Conflicting Agreements.  Maker shall not enter into any agreement that would materially impair, interfere or conflict with Maker’s obligations hereunder.  Without Holder’s prior written consent, Maker shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way result in the creation of a security interest in any assets of Maker, including without limitation any Collateral (as defined in Exhibit A hereto).

                    (e)     Disclosure of Material Adverse Events.  Within three (3) business days of Maker obtaining knowledge thereof, Maker will notify Holder in writing of any event that may have a material adverse effect on the business, affairs, prospects, operations, properties, assets, liabilities, structure or condition, financial or otherwise, of the Company (as such business is presently conducted and/or as it is proposed to be conducted), or on any material assets or any Intellectual Property or other Collateral developed, owned, controlled, licensed, possessed, or used by Maker, or to which Maker has any right, option, entitlement or claim.  Operating expenditures in the ordinary course of business and in accordance with operating budgets approved by Maker’s Board of Directors and fully disclosed to Holder prior to the effective date hereof shall not be deemed to be material adverse events solely because they weaken Maker’s financial condition in the absence of new equity financing of Maker.

                    (f)     Financial Information.  So long as any principal and/or interest under this Note shall remain outstanding:

                  (i)    Promptly after the end of each fiscal year (but in any event prior to February 28 of each year) and at such other times as Holder may reasonably request, Maker shall deliver to Holder a written assessment, in form and substance satisfactory to Holder, of the economic impact of such Holder’s financing hereunder, specifying the full-time equivalent jobs created or retained in connection with such investment, and the impact of the financing on Maker’s business in terms of revenues and profits and on taxes paid by Maker and its employees.

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EXECUTION VERSION

                  (ii)     Maker shall provide on a timely basis to Holder all financial information requested from time to time by Holder, including without limitation its quarterly and annual balance sheet and income statement.  Such financial information shall be certified by a member of Maker’s senior management.  Financial information required shall also include such information as is necessary for Holder to file form 468 with the SBA.

                  (iii)     In addition to the information specified in Section 10.1(f)(i) and (ii) above, upon request, Maker agrees promptly to provide Holder with sufficient additional information to permit Holder to comply with (i) its obligations under the Small Business Investment Act of 1958, as amended, and the regulations promulgated thereunder and related thereto and (ii) provide any other information reasonably requested or required by any governmental agency asserting jurisdiction over Holder.

(iv) Maker shall report its cash position and all expenditures and agreements, commitments or undertakings for expenditures to Holder on a bi-weekly basis.

                    (g)     Access.  So long as any principal and/or interest under this Note shall remain outstanding, Maker shall permit Holder and its agents or representatives to visit and inspect Maker’s properties, to examine its books of account and records and to discuss Maker’s affairs, finances and accounts with its officers, all at such times during normal business hours as reasonably may be requested by Holder.  Maker shall allow SBA Examiners access to its books and records, as reasonably required by such Examiners in connection with their annual audits of Holder or for any other legitimate purposes.

                    (h)     SBA Compliance.  Maker acknowledges that Holder is a licensed Small Business Investment Corporation and thereby a participant in the SBIC program of the U. S. Small Business Administration (“SBA”), and as such is subject to the rules, regulations, guidance and direction of the SBA on matters affecting its business and investment practices, and that such rules and regulations affect the business activities and practices of the companies in which Holder makes investments.  Maker shall promptly and fully cooperate with Holder to facilitate both Maker’s and Holder’s compliance with all such SBA rules, regulations, guidance and direction.

                    (i)     Business Activity.  As long as this Note shall remain outstanding, Maker shall make no change in its business activity that would make it or any of its business activities non-compliant with SBA regulations and guidelines.

          10.2     Negative Covenants.  So long as this Note shall remain outstanding:

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EXECUTION VERSION

                    (a)     Indebtedness.  Maker shall not incur additional indebtedness, beyond the indebtedness already existing as of the date hereof, for borrowed money in excess of $10,000, in aggregate.

                    (b)     Liens.  Maker shall not grant to any person or entity a security interest, lien, license, or other encumbrance of any kind, direct or indirect, contingent or otherwise, in, to or upon any assets of Maker, including, without limitation, any intellectual property of any kind, as defined in Exhibit A hereto (respectively, the “Intellectual Property” and the “Collateral”).

                    (c)     Sale or License of Assets.  Maker shall not sell, lease, transfer, assign or otherwise dispose of or encumber (including, without limitation through licensing or partnering arrangements) or abandon, conceal, injure or destroy any material assets (whether tangible or intangible) of Maker (including, without limitation, any Collateral (as defined in Section 11), other than with the prior written approval of Holder and in the ordinary course of business.

                    (d)     Issuance of Capital Stock.  Except for (a) any transaction pursuant to an Unsolicited Proposal that Maker accepts in accordance with the fiduciary exception provided in Section 3.2 of the Recapitalization Agreement or (b) shares of capital stock issuable upon exercise or conversion of warrants or convertible securities outstanding prior to February 1, 2004, Maker shall not without Holder’s prior written approval: (i) issue any shares of capital stock or other securities, or any instruments exercisable for or convertible into capital stock or other securities, or (ii) make any promises, commitments, undertakings, agreements or letters of intent for any of the issuances described in (i) hereof.

                    (e)     Distributions and Redemptions.  Maker shall not declare or pay any dividends or make any distributions of cash, property or securities of Maker with respect to any shares of its common stock, preferred stock or any other class or series of its stock, or, directly or indirectly (except for repurchases of common stock by Maker in accordance with the terms of employee benefit plans or written agreement between Maker and any of its employees approved by the Board of Directors of Maker prior to February 1, 2004), redeem, purchase, or otherwise acquire for any consideration any shares of its common stock or any other class of its stock.

                    (f)     Hiring.  Maker shall not hire, engage, retain, or agree to hire, engage or retain, any Personnel, except with Holder’s express prior written approval, on a case by case basis.

                    (g)     Severance. Maker shall not enter into, increase, expand, extend, renew or reinstate any severance, separation, retention, change of control or similar agreement with any Personnel, or agree, promise, commit or undertake to do so, except with Holder’s prior written approval, on a case by case basis.

                    (h)     Facilities.  Maker shall not purchase, lease, hire, rent or otherwise acquire directly or indirectly any rights in or to any asset or facility outside of the ordinary course of business in an amount in excess of $10,000, in aggregate, or agree, promise or commit to do so, except in accordance with the Maker’s budget that has been approved by the Maker’s board of directors and the Investor.

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                    (i)     Expenses.  Maker shall make no expenditures in excess of $10,000 in aggregate other than in accordance with a budget pre-approved by Holder. Maker shall not deviate, during the period covered by such budget, more than $10,000 in aggregate from the budget included in the Disclosure Schedule, nor take any action or make any promise, undertaking or commitment that would result in Maker incurring or accumulating payables and/or other financial obligations of any kind, whether current or deferred, direct or indirect, for purposes other than as set forth in budgets expressly agreed to by Holder, and/or in any amounts in excess of the amounts set forth in such agreed budgets, which equal or exceed $10,000 in aggregate, and which have not been approved in writing in advance by Holder.

                    (j)     Other Limitations.

                              (i)     Maker shall not change the nature of its business activity in a manner that would cause a violation of 13 C.F.R. Section 107.720 and/or Section 107.760(b) (including, without limitation, by undertaking real estate, film production or oil and gas exploration activities).  In the event that Maker changes the nature of its business activity such that such change would render Maker ineligible for financing pursuant to applicable SBA rules and regulations, Maker agrees to use its best efforts to facilitate a transfer or redemption of any securities then held by Holder.

                              (ii)    Maker will at all times comply with the non-discrimination requirements of 13 C.F.R. Parts 112, 113 and 117.

                              (iii)   For a period of at least one year after the date of this Note, Maker will locate no more than 49 percent of the employees or tangible assets of Maker outside the United States.

          10.3     Additional Covenant.  Immediately after the effective date of this Note, Maker shall recall all units of Maker’s Tangential Flow Filtration (“TFF”) devices, and all specifications, diagrams, description or other information relating to such TFF devices, or any similar device, from all third parties who may currently have any of the foregoing.  Maker will take all necessary steps to ensure that such recall is effective as quickly as possible, and in no event later than fifteen (15) days after the effective date hereof.   Until the later of the expiration of the Standstill Period (as defined in Section 13 below) or the date on which this Note has been discharged in full, Maker shall not sell, license, loan or otherwise in any way transfer or distribute Maker’s Tangential Flow Filtration (“TFF”) devices or any similar device, or any specifications, diagrams, description or other information about the TFF devices, to any third party, or commit or promise or enter into any understanding of any kind, direct or indirect, contingent or otherwise, to do any of the foregoing in regard to Maker’s TFF devices or any similar device, without the prior written consent of Holder in each case.

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SECTION 11.     SECURITY INTEREST.

          11.1     First Priority in All Collateral.  To secure its obligations under this Note whether at stated maturity, by acceleration or otherwise, Maker hereby grants and pledges to Holder a first priority senior security interest in all of Maker’s right, title and interest in, to and under all of Maker’s tangible and intangible property, whether now owned, licensed or held or hereafter acquired, licensed, developed, held or arising, as described in Exhibit A hereto (the “Collateral”), and all proceeds of any kind from any disposition of any such Collateral. Such security interest shall be senior to any security interest in the Collateral granted the holders of  the Management Notes pursuant to any subordination agreement between Holder, the holders of the Management Notes and Maker, and shall be senior to any other security interest of any kind, direct or indirect, contingent or otherwise, in the Collateral except for the security interests and liens described in items 2, 3 and 4 of Schedule 14.11 of the Disclosure Schedule (only to the amounts set forth on such schedule) and any other indebtedness or obligations of Maker to Holder.  If certificates of title are now, or hereafter become, issued or outstanding with respect to any of the Collateral, Maker promptly shall cause the senior security interest of Holder to be properly noted thereon.  Maker agrees that the security interest herein granted has attached and shall continue until Maker’s obligations under this Note have been paid, performed and indefeasibly discharged in full.

          11.2     Rights Cumulative.  The rights and remedies of Holder with respect to the senior security interest granted hereby are in addition to those which are now or may hereafter be available to Holder as a matter of law or equity.  Each right, power and remedy of Holder provided for herein, or now or hereafter existing at law or in equity, shall be cumulative and concurrent and shall be in addition to every right, power and remedy provided for herein, and the exercise by Holder of any one or more of the rights, powers and/or remedies provided for in this Note, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including a grantee, of any or all other rights, powers and/or remedies.

          11.3     Documentation of Security Interest.  Maker shall execute, deliver, file, amend, and re-file any financing statements, instruments (including without limitation stock certificates), continuation statements, assignments, or other security agreements that Holder may require from time to time to confirm the liens arising out of this Note with respect to the Collateral.  Maker agrees to pay all reasonable costs associated with filing and/or re-filing of any financing statements, continuation statements or other security agreements required to perfect and to continue perfection of Holder’s security interest in the Collateral and all reasonable costs required to evidence the first priority of the security interest, including, without limitation, reasonable attorneys’ fees.  Maker authorizes Holder to file financing statements under the UCC with respect to the security interest granted hereby and agrees, upon request of Holder, to promptly and duly execute and deliver any and all such further instruments and documents, and to take such further action, as Holder may reasonably deem necessary or desirable to obtain the full benefits of this grant of security interest.

          11.4     No Conflicting Agreements.  Maker shall not enter into any agreement on or after the effective date of this Note that would materially impair or conflict with Maker’s obligations hereunder without Holder’s prior written consent. Without Holder’s prior written consent, Maker

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shall not permit the inclusion in any material contract to which it becomes a party on or after the effective date of this Note, of any provisions that could or might in any way prevent the creation, perfection and maintenance of a first priority security interest in Maker’s rights and interest in any property included within the definition of the Collateral acquired under such contracts. Maker represents and warrants that, as of the effective date of this Note, there are no existing agreements or undertakings that would materially impair or conflict with Maker’s obligations hereunder or that could or might in any way prevent the creation, perfection and maintenance of a first priority security interest in Maker’s rights and interest in any property included within the definition of the Collateral acquired under such contracts; except for existing equipment leases described in item 2 of Schedule 14.11 and the statutory liens described in items 3 and 4 of the Disclosure Schedule.

          11.5     Notification Requirements.  Within two (2) business days of  any officer, director or employee of Maker obtaining knowledge thereof, Maker will promptly notify Holder in writing of any event that materially adversely affects the value of any material Collateral, the ability of Maker to dispose of any material Collateral, or the rights and remedies of Holder in relation thereto, including the levy of any legal process against any of the Collateral.

          11.6     Foreclosure Remedy.  Notwithstanding anything to the contrary herein or in the Recapitalization Agreement or any other agreement or document, in the event that Maker is unable to pay and discharge this Note in full on the Maturity Date, subject to the compliance with the requirements of the Delaware Uniform Commercial Code, nothing herein or in the Recapitalization Agreement or any other agreement or document shall be deemed to preclude, limit or restrict Holder from requiring the delivery of some or all of the Collateral in full or partial satisfaction of Maker’s obligation under the Note.  Alternatively, Holder may, in its sole discretion, elect to cause some or all of the Collateral to be sold, and the sale proceeds to be used to pay and discharge the Note in full.

SECTION 12.     CONVERSION.

          12.1     Holder’s Election.  Notwithstanding any other provision of this Note or any applicable agreement or document, until, and/or in the absence of, purchases for cash of a minimum of $15 million of Convertible Preferred Stock, by Other Investors (as defined in the Recapitalization Agreement), on the terms and conditions set forth in the Recapitalization Agreement and the Convertible Preferred Stock Term Sheet, Holder may, in its sole discretion, elect to convert any or all of the principal and/or interest due under the Note into any Equity Security and/or Debt Security (each as defined below) and/or any combination thereof, in each case that Holder shall designate in Holder’s sole discretion (the securities so elected being the “Holder Designated Securities”).  Holder may make such determinations from time to time and at any time before this Note has been discharged in full, and, as applicable, at any time on or before the expiration of the thirty (30) day notice period required under this Note in the event the Maker wishes to prepay this Note.  For purposes hereof, (i) the term “Equity Security” means any class or series of equity security, or any combination of classes and/or series of equity securities, of the Maker that have been authorized under the Maker’s certificate of incorporation, as amended and/or restated, including by any certificate of designation (the “Charter”), or any new class or series of equity security, or any combination of new and/or existing classes and/or series of equity securities, of the Maker for which the Maker has undertaken any agreement, obligation, promise, commitment or letter of intent to obtain such authorization and (ii) the term “Debt Security” means any evidence of indebtedness of the Maker that the Maker has authorized, created or incurred, or that the Maker has undertaken any agreement, obligation, promise, commitment or letter of intent to authorize, create or incur.

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          12.2     Automatic Conversion.  The principal amount of, and accrued and unpaid interest on, this Note shall automatically convert into Convertible Preferred Stock, upon the terms and conditions set forth herein and in the Recapitalization Agreement, only in the event, and upon the closing of, the purchase in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments), on the terms and conditions set forth in the Convertible Preferred Stock Term Sheet, by Other Investors, as defined in the Convertible Preferred Stock Term Sheet, of a minimum of $15 million of Convertible Preferred Stock.

          12.3     Information for Holder’s Election.  Maker shall provide to Holder, within two (2) business days after notice of each request by Holder, all information reasonably requested by Holder in connection with any Equity Securities and/or Debt Securities, to enable Holder to make decisions regarding one or more conversions.  In the event that Maker seeks to prepay this Note, Maker shall deliver to Holder, simultaneously and together with the notice required under Section 2 of this Note of Maker’s interest in prepaying the Note, a summary of all material information, terms and conditions relating to all Equity Securities and Debt Securities (including any “side” letters or agreements or separate agreements).

          12.4     Conversion Price.  The conversion price for any conversion pursuant to Section 12.2 shall be the lowest nominal or effective price per share paid by the Other Investors who acquire such Convertible Preferred Stock (with the exception of shares issuable upon exercise of the Initial Bridge Warrants).  The conversion price for any conversion into any equity or debt security pursuant to Section 12.1 shall be the lowest of (i) the lowest nominal or effective price per share paid by any investor at any time on or after the date one year prior to the Effective Date (with the exception of (x) purchases of up to 35,000 shares of Common Stock pursuant to certain options to purchase, at a purchase price of $0.0001, that were outstanding on the Effective Date and held by members of the Board of Directors, as set forth in Schedule 2.7(d) to the Recapitalization Agreement, and (y) shares issuable upon the exercise of the Initial Bridge Warrants, each of which shall be excluded from consideration under this section), (ii) the lowest nominal or effective price at which any investor is entitled to acquire shares (including, without limitation, through purchase, exchange, conversion or exercise) pursuant to any other security, instrument, or promise, undertaking, commitment, agreement or letter of intent of the Maker outstanding on or after the Effective Date or granted, issued, extended or otherwise made available by the Maker at any time on or after the date one year prior to the Effective Date (regardless of whether currently exercisable or convertible) (with the exception of (x) certain options to purchase up to 35,000 shares of Common Stock at a purchase price of $0.0001 that were outstanding on the Effective Date and held by members of the Board of Directors as set forth in Schedule 2.7(d) to the Recapitalization Agreement, and (y) the Initial Bridge Warrants, each of which shall be excluded from consideration under this section); and (iii) the lesser of $0.10 per share or 35% discount to the average closing price per share of the Common Stock

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during any twenty consecutive trading days (beginning with the twenty consecutive trading days prior to the Effective Date); provided, however, that in no event shall the price per share calculated pursuant to this clause (iii) be less than $.04 per share.  The calculation required by clause (ii) hereof shall initially be based upon Schedule 2.7(d) to the Recapitalization Agreement.  All other rights, preferences, privileges, terms and conditions received by Holder in connection with any conversion and/or any securities issued by the Maker to Holder upon conversion, shall be no less favorable to Holder than the rights, preferences, privileges, terms and conditions any other investor in the Maker has received or is entitled to receive with respect to the security into which Holder is converting pursuant to any other security, instrument, promise, undertaking, commitment, agreement or letter of intent of the Maker, whether or not such rights, preferences, privileges, terms and conditions for any other investor are incorporated into the agreements or documents relating to any conversion or any issuance of the security or other instrument to that investor or are provided separately, at any time on or after one year prior to the Effective Date.  In regard to each conversion hereunder, the Maker hereby agrees to take and/or arrange for all necessary corporate and related action to enable the execution of each such conversion elected by Holder.

          12.5     No Impairment.  Maker shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by Maker under and/or in connection with this Note, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to this Note and in taking all such action as may be necessary or appropriate to protect Holder’s rights, preferences and privileges under and/or in connection with the Note against impairment.  Holder’s rights, preferences and privileges granted under and/or in connection with any Holder Designated Securities may not be amended, modified or waived without the Holder’s prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

SECTION 13.     STANDSTILL, EXCLUSIVITY AND CONFIDENTIALITY.

During the Bridge Period and the Equity Financing Period, as defined in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, but excluding the periods from February 18, 2004 through February 29, 2004 and from March 16, 2004 through the Effective Date (collectively the “Standstill Period”) the parties shall have worked together, and shall continue to work together, in good faith with best efforts to implement the terms of the Recapitalization Agreement, upon which the parties shall have reached binding agreement and which the parties shall have executed as a condition precedent to the execution and funding of this Note.  Except as provided in the fiduciary exception set forth in Section 3.2 of the Recapitalization Agreement, during the Standstill Period, the Maker and its officers, directors, employees, agents, advisers, consultants, partners and collaborators shall work only with Holder and its agents, advisers and consultants, and shall have had, and shall continue to have, no discussions, negotiations and/or communications of any kind with any other parties, regardless of which party initiates or attempts to initiate any such contact or communication, in regard to any potential equity or debt financing of the Maker by parties other than Holder, and/or any joint venture, license, co-development or other business arrangement by or with parties other than

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Holder.  Notwithstanding the fiduciary exception set forth in Section 3.2 of the Recapitalization Agreement, during the Standstill Period, the Maker and its officers, directors, employees, agents, advisers, consultants, partners and collaborators shall maintain confidentiality, and shall not have, and shall continue not to provide copies, excerpts, summaries, descriptions, or communicate in any way with any third parties, either directly or indirectly, as to any aspects of the recapitalization of Maker and/or any financing by Holder, including, without limitation, the identity of the parties involved, any terms of the Recapitalization Agreement, this Note, the Related Recapitalization Documents, the Convertible Preferred Stock or any other matter relating to the recapitalization of Maker, or the progress or status of any activities or processes relating to the recapitalization of Maker; provided, however, nothing herein shall prohibit the Maker from filing this Note, the Recapitalization Agreement and any Related Recapitalization Document with the Securities and Exchange Commission (the “SEC”), if required by the regulations of the SEC (subject to the covenant in Section 2.5(a) of the Recapitalization Agreement). During the Standstill Period, the Maker shall not make any sales of equipment or other assets of any kind, including, without limitation, any non-essential laboratory equipment, and the Maker shall comply with Section 10.3 in regard to the TFF devices.

SECTION 14.     REPRESENTATIONS AND WARRANTIES.

Except as expressly set forth (with reference to a section in this Note) in the Disclosure Schedule attached hereto as Exhibit B, and only to the extent such exceptions are acceptable to Holder in its sole discretion as of the date of this Note, and independently as of the date upon which each additional Note is issued to Holder, and as of the date of each closing, if any, of the Anticipated Equity Financing, Maker represents and warrants to the following:

          14.1     Organization, Good Standing and Qualification.  Maker is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business.  Maker is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, operations, prospects or condition (financial or otherwise).

          14.2     Authorization of Note, Etc.  The execution, delivery and performance by Maker of this Note has been duly authorized by all requisite corporate action by Maker in accordance with Delaware law.  This Note is a valid and binding obligation of Maker, enforceable against Maker in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application effecting enforcements of creditors’ rights or general principles of equity.

          14.3     No Conflicts.  The execution, delivery, performance, issuance, sale and delivery of this Note and the Related Recapitalization Documents, and compliance with the provisions hereof by Maker, will not (a) to the knowledge of Maker, violate any provision of any law, statute, rule or regulation applicable to Maker or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to Maker or any of its properties or assets or (b) conflict with or result in any material breach of any of the terms, conditions or provisions of, or constitute (with notice or lapse of time or both) a

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material default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of, any encumbrance upon any of the material assets of Maker under, the Charter or Bylaws of Maker (as they may be amended to date) or any agreement or instrument to which Maker is a party.  As used herein, “encumbrance” shall mean any liens, charges, encumbrances, equities, claims, options, proxies, pledges, security interests, licenses or other similar rights of any nature.

          14.4     Compliance with Other Instruments.  Maker is not in violation of any term of Maker’s Charter, as amended, including any certificate of designation filed therewith, and/or Maker’s Bylaws.  Maker is not, in any material respect, in violation of any term of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which Maker or any of such Collateral is subject.  To the best of Maker’s knowledge, no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a breach or violation, in any material respect, under any applicable judgments, orders, writs, decrees, federal, state and/or local laws, rules or regulations which would have a material adverse affect on the condition, financial or otherwise, or operations of Maker (as it is currently conducted and as it is proposed to be conducted) or on any material assets or any Intellectual Property or other Collateral owned, controlled, licensed, possessed, and/or used by Maker.  To the best of its knowledge, Maker has avoided every condition, and has not performed any act, the occurrence of which would result in Maker’s loss of any right granted under any license, distribution agreement or other agreement or Maker’s loss of any rights in or to any Collateral.

          14.5     Approvals.  Maker has obtained all necessary permits, authorizations, waivers, consents and approvals of or by, and made all necessary notifications of and/or filings with, all applicable persons (governmental and private), in connection with the execution, delivery, performance, issuance, sale and/or delivery of this Note, the Recapitalization Agreement and the Related Recapitalization Documents, and consummation by Maker of the transactions contemplated hereby and thereby, except as listed in Schedule 14.5

          14.6     Capitalization.  The authorized capital stock of Maker consists of 125,000,000 shares of Common Stock, par value $0.001 per share and 15,000,000 shares of Preferred Stock, par value of $0.001 per share.  As of the date hereof, 19,028,779 shares of Common Stock are issued and outstanding and no shares of preferred stock of any kind are issued and outstanding.  No other shares of any class or series of Maker’s capital stock are authorized and/or issued and outstanding.  All issued and outstanding shares of capital stock of Maker have been duly authorized and validly issued, and are fully paid and non-assessable, and have been offered, sold and delivered by Maker in compliance with all applicable federal and state securities laws.  Except as set forth in Schedule 14.6, no subscription, warrant, option, convertible security, or other right (direct or indirect, contingent or otherwise) to purchase or otherwise acquire any equity securities of Maker is authorized or outstanding, and there is no agreement, promise, commitment, undertaking or letter of intent of any kind (direct or indirect, contingent or otherwise) by Maker to issue any shares, subscriptions, warrants, options, convertible securities, or other such rights, or to distribute to holders of any of its equity securities any evidence of indebtedness or asset.  Except as set forth in Schedule 14.6, Maker has no obligation of any kind (direct or indirect, contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Schedule 14.6 includes a true, accurate and complete statement describing the total number of shares of Maker outstanding as of the date of this Note (on a fully diluted basis, including, without limitation, all warrants and options outstanding (whether or not currently exercisable), all convertible instruments of any kind (whether or not currently convertible), shares of all classes of stock, and any agreements, promises, commitments, undertakings or letters of intent to issue any of the foregoing.

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          14.7     Authorization of the Shares.  Maker has, or before the first closing of the Anticipated Equity Financing hereunder will have, authorized the issuance and sale of a sufficient number of shares of Convertible Preferred Stock, par value $0.001 per share, and Common Stock of the Maker to fully implement the Recapitalization Plan, while maintaining such additional authorized but unissued shares as reasonably determined by Holder to be appropriate. Of such authorized shares, a sufficient number of shares shall be reserved for issuance upon any exercise of the Bridge Warrants and/or Preferred Stock Warrants.  If at any time the number of authorized but unissued shares of Convertible Preferred Stock and/or of Common Stock is not sufficient to effect the conversion of all then outstanding convertible Notes and other instruments, and the exercise of all then outstanding warrants, options and similar instruments, then, in addition to such other remedies as may be available to Holder, including, without limitation, the exercise of Holder’s right of first refusal set forth in Section 2.7(f) of the Recapitalization Agreement, Maker shall take such corporate action as may be necessary to increase its authorized but unissued shares of Convertible Preferred Stock and/or Common Stock to such number of shares as will be sufficient for such purposes.  Such corporate action shall include, without limitation, obtaining all requisite regulatory approvals and any requisite shareholder approval of any necessary amendment to Maker’s Charter.

          14.8     Litigation.  Except as set forth in Schedule 14.8 of the Disclosure Schedule, there is no action, suit, proceeding or investigation pending or, to the knowledge of Maker, currently threatened against Maker, and/or its directors, officers, advisers, agents, properties, assets or business, in each case relating to Maker and/or its business, assets, operations or properties.  Maker is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  There is no action, suit, proceeding or investigation by Maker currently pending or which Maker intends to initiate.

          14.9     No Liens.  Except for liens for the benefit of Holder, created by this Note, the Recapitalization Agreement and/or any of the Related Recapitalization Documents, and except as set forth in Schedule 14.9 of the Disclosure Schedule, none of the material assets of Maker, including the Collateral, are subject to any existing lien, pledge, security interest or other encumbrance of any kind, direct or indirect, contingent or otherwise.

          14.10   Full Disclosure.  Notwithstanding any other provision of this Note, neither this Note, nor any exhibit hereto, nor any written report, certificate, instrument or other information furnished to Holder in connection with the transactions contemplated under and/or in connection with Note contain any material misstatement (including, without limitation, any material omission), or is misleading in any material respect.

          14.11   No Other Security Interests or Other Encumbrances.  Except as set forth in Schedule 14.11 (and only to the amounts set forth on such schedule), there are no existing security interests, pledges, liens or other encumbrances of any kind, direct or indirect, contingent

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or otherwise (including without limitation any licensing or partnering arrangements or agreements), in or relating to any assets of Maker, including, without limitation, any Intellectual Property (as defined herein) or other Collateral.  All existing security interests, pledges, liens or other encumbrances of any kind, other than those set forth in Schedule 14.11 hereto (and only to the amounts set forth on such schedule), are subordinate to the security interest established pursuant to Section 11 hereof, all necessary consents, subordination agreements and waivers, if any, have been obtained, and all amended filings and/or re-filings shall be made immediately upon execution of this Note.

          14.12     “Small Business”.

                              (a)     Small Business Status.  Maker together with its “affiliates” (as that term is defined in Section 121.103 of Title 13 of Code of Federal Regulations (the “Federal Regulations”)) is a “small business concern” within the meaning of the Small Business Investment Act of 1958, as amended (the “Small Business Act” or “SBIA”), and the regulations promulgated thereunder, including Section 121.301(c) of Title 13, Code of Federal Regulations.

                              (b)     Information for SBA Reports.  Maker has delivered and/or will deliver to Holder certain information, set forth by and regarding the Maker and its affiliates in connection with this Note, on SBA Forms 480, 652 and Part A and B of Form 1031.  This information delivered was true, accurate, complete and correct, and any information yet to be delivered will be true, accurate, complete and correct, and in form and substance acceptable to Holder.

                              (c)     Eligibility.  Maker is eligible for financing by any Holder pursuant to Section 107.720 of Title 13 of the Federal Regulations and any other SBA regulations.

          14.13     Intellectual Property.

                         (d)     Definitions. “Intellectual Property” means all foreign and domestic intangible property and rights, owned, licensed, sub-licensed or otherwise obtained by Maker, including, without limitation, (i) inventions, discoveries and ideas, whether patentable or not, and all patents, registrations and applications therefor, including divisions, continuations, continuations-in-part, requests for continued examination, and renewal applications, and including renewals, extensions and reissues (collectively, “Patents”); (ii) confidential and proprietary information, trade secrets and know-how, including without limitation processes, schematics, formulae, drawings, prototypes, models, designs and customer lists (collectively, “Trade Secrets”); (iii) all data, slides, observations, and laboratory results, produced by, for or on behalf of Maker, or which Maker has rights to obtain (collectively, “Data”); (iv) all FDA applications, registrations, filings and other rights (collectively, “FDA Rights”) and all data and documentation supporting or relating thereto; (iv) published and unpublished works of authorship, whether copyrightable or not (including, without limitation, databases and other compilations of information), copyrights therein and thereto, and registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof (collectively, “Copyrights”); (v) trademarks, service marks, brand names, certification marks, collective marks, d/b/a’s, Internet domain names, logos, symbols, data, trade dress, assumed names, fictitious names, trade names, and other indicia of origin, all applications and registrations for the foregoing, and all goodwill associated therewith and symbolized thereby, including all extensions, modifications and renewals of same (collectively, “Trademarks”); (vi) all other intellectual property or proprietary rights, including, without limitation, all claims or causes of action arising out of or related to any infringement, misappropriation or other violation of any of the foregoing, including rights to recover for past, present and future violations thereof (collectively, “Other Proprietary Rights”).

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          “Intellectual Property Contracts” means all agreements involving, relating to or affecting the Intellectual Property, including, without limitation, agreements granting rights to use the Licensed or Sub-Licensed Intellectual Property, agreements granting rights to use Owned Intellectual Property, confidentiality agreements, Trademark coexistence agreements, Trademark consent agreements and non-assertion agreements.

          “Licensed or Sub-Licensed Intellectual Property” means the Intellectual Property that Maker is licensed, sub-licensed or otherwise permitted by other persons or entities to use.

          “Owned Intellectual Property” means the Intellectual Property owned by Maker.

          “Registered” means issued, registered, renewed or the subject of a pending application.

                              (e)     Schedule 14.13 (“Intellectual Property”) sets forth a true and complete list and summary description of (A) all Registered or material Owned Intellectual Property (each identified as a Patent, Trademark, Trade Secret, Copyright or Other Proprietary Right, as the case may be); (B) all Licensed or Sub Licensed Intellectual Property and (C) all Intellectual Property Contracts.

                              (f)     All Intellectual Property is valid, subsisting and enforceable.  No Owned Intellectual Property has been canceled, suspended, adjudicated invalid, not maintained, expired or lapsed, or is subject to any outstanding order, judgment or decree restricting its use or adversely affecting or reflecting Maker’s rights thereto.  No Licensed or Sub-Licensed Intellectual Property has been canceled, suspended, not renewed or extended, adjudicated invalid, not maintained, expired or lapsed, or is subject to any outstanding order, judgment or decree restricting its use or adversely affecting or reflecting Maker’s rights thereto.

                              (g)     The Owned Intellectual Property is owned exclusively by Maker and has been used with all patent, trademark, copyright, confidential, proprietary and other Intellectual Property notices and legends prescribed by law or otherwise permitted.

                              (h)     No suit, action, reissue, reexamination, public protest, interference, opposition, cancellation or other proceeding (collectively, “Suit”) is pending or threatened concerning any claim or position:

                                        (i)     that Maker, or another person or entity, has violated any Intellectual Property rights.  To Maker’s best knowledge, Maker is not violating and has not violated any intellectual property rights of any other party.

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                                        (ii)    that Maker, or another person or entity, has breached any Intellectual Property Contract.  There exists no event, condition or occurrence which, with the giving of notice or lapse of time, or both, would constitute a breach or default by Maker, or a breach or default by another person or entity, under any Intellectual Property Contract.  No party to any Intellectual Property Contract has given Maker notice of its intention to cancel, terminate or fail to renew any Intellectual Property Contract.

                                        (iii)   that the Intellectual Property has been violated or is invalid, unenforceable, unpatentable, unregisterable, cancelable, not owned or not owned exclusively by Maker.  No such claim has been threatened or asserted. To Maker’s best knowledge, no valid basis for any such Suits or claims exists.

                              (i)     To Maker’s best knowledge, no other person or entity is violating, infringing upon or claiming rights incompatible with Maker’s rights to any Intellectual Property.  Maker has provided to Holder copies of all information reasonably available to it relevant to intellectual property rights claimed by third parties and possible infringement thereof including, without limitation, any freedom to practice or freedom to operate opinions.

                              (j)     Except as set forth on Schedule 14.13(j), Maker owns or otherwise holds valid rights to use all Intellectual Property used in its business.

                              (k)     Maker has timely made all filings and payments with the appropriate foreign and domestic agencies and other parties required to maintain in full force and effect all Intellectual Property.  Except as set forth on Schedule 14.13, no due dates for filings or payments concerning the Intellectual Property (including, without limitation, office action responses, affidavits of use, affidavits of continuing use, renewals, requests for extension of time, maintenance fees, application fees and foreign convention priority filings) fall due within ninety (90) days prior to or after the closing, whether or not such due dates are extendable.  Maker is in compliance with all applicable rules and regulations of such agencies and other parties with respect to the Intellectual Property.  All documentation necessary to confirm and effect the Intellectual Property, if acquired from other persons or entities, has been recorded in the United States Patent and Trademark Office, the United States Copyright Office and other official offices.

                              (l)     Maker has undertaken and consistently implemented best efforts to protect the secrecy, confidentiality and value of all non-public Intellectual Property used in its business (including, without limitation, entering into appropriate confidentiality agreements with all officers, directors, employees and other persons or entities with access to such non-public Intellectual Property).  Maker management has not disclosed any such non-public Intellectual Property to any persons or entities other than (i) Maker employees or Maker contractors who had a need to know and use such non-public Intellectual Property in the ordinary course of employment or contract performance, or (ii) prospective customers, and in each case who executed appropriate confidentiality agreements.

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                              (m)     Maker has taken all reasonable measures to confirm that no current or former Maker employee is or was a party to any confidentiality agreement or agreement not to compete that restricts or forbids, or restricted or forbade at any time during such employee’s employment by Maker, such employee’s performance of Maker’s business, or any other activity that such employee was hired to perform or otherwise performed on behalf of or in connection with such employee’s employment by Maker.

          14.14     SEC Filings; Financial Statements.

          (a)          Maker has delivered or made available to Holder accurate and complete copies of all registration statements, proxy statements and other statements, reports, schedules, forms and other documents filed by the Maker with the SEC since January 1, 2003, and all amendments thereto (the “Maker SEC Documents”).  Except as set forth on Schedule 14.14(a), all statements, reports, schedules, forms and other documents required to have been filed by Maker with the SEC have been so filed on a timely basis.   As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Note, then on the date of such filing):  (i) each of the Maker SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the Maker SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b)          The financial statements (including any related notes) contained in the Maker SEC Documents:  (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that will not, individually or in the aggregate, be material in amount), and (iii) fairly present the consolidated financial position of Maker and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of Maker and its consolidated subsidiaries for the periods covered thereby.

          14.15     Liabilities.  Maker has no accrued, contingent and/or other liabilities of any nature, either mature or immature, as of the Restatement Date other than (i) tax liabilities to the State of Washington in the maximum amount of $492,000, (ii) amounts payable to Cognate and (iii) future lease payments to Benaroya Capital Co. LLC for Maker’s premises lease not yet due, in the aggregate in excess of $450,000, of which $325,000 are currently due payables, $69,000 are the aggregate balances of capital leases payable in monthly installments in the amounts set forth in the budget included in the Disclosure Schedule through the first calendar quarter of 2006, decreasing thereafter, the last of which is fully amortized in May 2007, and $55,000 are accrued vacation and sick pay.

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EXECUTION VERSION

          14.16     Compliance with All Standstill Provisions.  Maker has complied in all respects with all standstill, exclusivity and confidentiality provisions of (a) this Note, the Recapitalization Agreement and the Related Recapitalization Documents, (b) Section 13 of that certain 10% Convertible, Secured Promissory Note by and between Maker and Holder dated as of February 2, 2004 and (c) Section 13 of that certain 10% Convertible, Secured Promissory Note by and between Maker and Holder dated as of March 1, 2004.

SECTION 15.  INDEMNIFICATION

          15.1     Indemnification Agreement.

                    (a)     In addition to all rights and remedies available to Holder at law or in equity, Maker shall indemnify Holder and each subsequent holder of this Note, and their respective affiliates, stockholders, limited partners, general partners, officers, directors, managers, employees, agents, representatives, successors and assigns (collectively, the “Indemnified Persons”) and save and hold each of them harmless against and pay on behalf of or reimburse such party as and when incurred for any loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, tax, penalty, fine or expense (other than any demand, claim, action or cause of action instituted by Maker), including interest, penalties, reasonable attorneys’ fees and expenses, and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, “Losses) which any such party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of:

                  (i)     any material misrepresentation in, or material omission from, or breach of any of the representations, warranties, statements, schedules and/or exhibits hereto, certificates or other instruments or documents furnished to Holder by Maker in connection with this  Note; or

(ii) any material nonfulfillment or material breach of any covenant or agreement on the part of Maker under this Note.

                    (b)     Notwithstanding the foregoing, Maker shall not be liable for any portion of Losses resulting from the gross negligence or willful misconduct of Holder or a subsequent holder of this Note.

                    (c)     Within twenty (20) days after receipt of notice of commencement of any action or the assertion of any claim by a third party, Holder shall give Maker written notice thereof together with a copy of such claim, process or other legal pleading of such claim.  Maker shall have the right to assist in the defense thereof by representation of its own choosing.

          15.2     Survival.  All indemnification rights hereunder shall survive the execution and delivery of this Note and the consummation of the transactions contemplated hereby (i) for a period of two years with respect to representations and warranties made by Maker, and (ii) until fully performed with respect to covenants and agreements made by Maker, regardless of any investigation, inquiry or examination made for or on behalf of, or any knowledge of Holder and/or any of the Indemnified Persons, or the acceptance by Holder of any certificate or opinion.

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EXECUTION VERSION

          15.3     Payment.  Any indemnification of Holder or any other Indemnified Person by Maker pursuant to this Section 15 shall be effected by wire transfer of immediately available funds from Maker to an account designated by Holder or such other Indemnified Person within fifteen (15) days after the determination thereof.

SECTION 16.  INTEGRATION WITH RECAPITALIZATION PLAN

Maker acknowledges and agrees that the funding provided by Holder pursuant to this Note is only being provided as part of an integrated Recapitalization Plan, as set forth in the Recapitalization Agreement.  Maker further acknowledges and agrees that this Note is subject to all terms and conditions set forth in the Recapitalization Agreement.

SECTION 17.    MISCELLANEOUS.

          17.1     Notices.  All notices, demands and requests of any kind to be delivered to any party in connection with this Note shall be in writing and shall be deemed to be effective upon delivery if (i) personally delivered, (ii) sent by confirmed facsimile with a copy sent by nationally recognized overnight courier, (iii) sent by nationally recognized overnight courier, or (iv) sent by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

if to Maker:	Northwest Biotherapeutics, Inc.
22322 20th Ave SE, Suite 150
Bothell, WA 98021
Fax: (425) 608 3146
Attn: Alton Boynton

if to Holder:	Toucan Capital Fund II, LP
7600 Wisconsin Avenue
Suite 700
Bethesda, MD 20814
Fax: (240) 497-4060
Attention: Linda F. Powers

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance with the provisions of this Section.

          17.2     Parties In Interest.  This Note shall bind and inure to the benefit of Holder, Maker and their respective successors and permitted assigns.  Maker shall not transfer or assign this Note without the prior written consent of Holder.  Holder may transfer and assign this note without the prior consent of Maker.

          17.3     Entire Agreement.  This Note together with the Disclosure Schedule and the Recapitalization Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto.

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EXECUTION VERSION

          17.4     Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to principles of conflicts of laws of the State of Delaware or any other state).

          17.5     Headings.  The section and paragraph headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of this Note.

          17.6     Amendments.  No provision of this Note may be amended or waived without the express written consent of both Maker and Holder, provided, however, that Holder may waive any provision hereof that inures to the benefit of Holder without the prior written consent of Maker. Also notwithstanding anything to the contrary, this Note shall be amended as and to the extent necessary to comply with the Small Business Investment Act and all regulations, advice, direction and guidance applicable to SBIC’s.

          17.7     Nature of Obligation.  This Note is being made for business and investment purposes, and not for household or other purposes.

          17.8     Expenses.  Maker shall pay, reimburse or otherwise satisfy, upon demand of Holder, all fees, costs and expenses incurred and/or undertaken, and to be incurred and/or undertaken, by Holder relating to the preparation for, development of and implementation of the Recapitalization Plan set forth in the Recapitalization Agreement, including, without limitation, all due diligence expenses and all expenses relating to the Bridge Funding, the Anticipated Equity Financing and the transactions contemplated thereby and the documentation of the foregoing (including, without limitation all legal fees and expenses and costs incurred and to be incurred in connection with any SBA filings), which shall be satisfied by Maker upon Holder’s demand, including but without limitation upon each closing of the Bridge Funding or Anticipated Equity Financing.  This obligation shall apply regardless of whether or not all of the transactions contemplated in the Recapitalization Agreement close.  At each closing of Bridge Funding and/or Anticipated Equity Financing, at Holder’s sole discretion, and with respect to any or all of such fees, costs and expenses accrued through such closing, Maker shall (a) pay Holder in cash concurrently with such closing (or at Holder’s sole discretion, Investor may withhold such amount from the wire of investment proceeds), (b) issue a Note in the form hereof in principal amount equal to such fees, costs and expenses (which at Holder’s option may instead be evidenced as an increase in the principal amount of any Note issued in connection with such closing); or (c) treat such fees, costs and expenses as an unsecured payable.  At any time following such closing, Holder may require any amounts that it elected to have Maker treat as unsecured amounts payable to be paid in cash or satisfied by issuance of a Note in the principal amount of some or all of such unsecured obligation.

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EXECUTION VERSION

          IN WITNESS WHEREOF, Maker has caused this Note to be duly executed by its duly authorized person(s) as of the date first written above.

NORTHWEST BIOTHERAPEUTICS, INC.

By: /s/ Alton Boynton

Name: Alton Boynton

Title: President

Consent and Agreement

         Toucan Capital Fund II, L.P. consents to the loan and security interest granted by Maker in the foregoing Note.

TOUCAN CAPITAL FUND II, L.P.

By: /s/ Linda Powers

Name: Linda Powers

Title: Managing Director

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EXECUTION VERSION

EXHIBIT A

Description of Collateral

[See page 26 of Exhibit A-1 to Annex B-1]

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EXECUTION VERSION

EXHIBIT B

DISCLOSURE SCHEDULE

[Not filed herewith].

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Exhibit A-4 to Annex B-1

EXECUTION VERSION

NORTHWEST BIOTHERAPEUTICS, INC.
LOAN AGREEMENT, SECURITY AGREEMENT and
10% CONVERTIBLE, SECURED PROMISSORY NOTE

$500,000.00	June 11, 2004

SECTION 1. GENERAL.

For value received, Northwest Biotherapeutics, Inc., a Delaware corporation (the “Maker” or the “Company”), hereby promises to pay to the order of Toucan Capital Fund II, L.P. or its assigns (collectively, the “Holder”), the principal amount of Five Hundred Thousand Dollars ($500,000) upon written demand by Holder made at any time on or after the first anniversary of execution of this Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note (this “Note” or this “Agreement”), or such earlier date as may be applicable under Sections 3 and 4 hereof (the “Maturity Date”).   Maker shall pay interest on the unpaid principal amount of this Note, accruing from and after the date hereof at the rate of ten percent (10%) per annum, compounding annually (computed on the basis of a 365-day year and the actual number of days elapsed) (the “Interest Rate”).  Accrued interest shall be payable upon the payment of the principal of this Note.  The principal of, and interest on, this Note shall be payable in lawful currency of the United States of America by wire transfer in immediately available funds to the account of Holder, as provided in writing to Maker by Holder.  All payments shall be applied first to fees, costs and charges relating to this Note (including, without limitation, any costs of collection), then to accrued and unpaid interest, and thereafter to principal.  This loan is made by Holder to Maker in anticipation of an equity financing.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Recapitalization Agreement

SECTION 2. PRE-PAYMENT.

This Note may be pre-paid in whole or in part prior to the Maturity Date; provided Maker provides Holder with 30 days prior written notice thereof, and provided further that Holder shall have the option to convert this note in accordance with Section 12 hereof by notifying Maker of Holder’s election on or before the expiration of such thirty (30) day notice period.  In the event of prepayment, Maker shall pay a penalty in the amount of 1% of the principal and accrued interest then outstanding under this Note, unless a greater or lesser penalty is established or approved by the U.S. Small Business Administration (“SBA”).  Conversion of this Note shall not be deemed a prepayment.

 SECTION 3. DEFAULT INTEREST.

Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid principal amount and accrued and unpaid interest shall bear interest payable on demand at the lesser of (i) fourteen percent (14%) per annum, (ii) the maximum rate permitted under applicable rules and regulations of the SBA, or (iii) the maximum rate allowed by law  (the “Default Interest”). Such interest shall accrue, commencing upon the occurrence of an Event of Default and continuing until such Event of Default is cured or waived.

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EXECUTION VERSION

SECTION 4. DEFAULTS.

          4.1     Definitions.  Each occurrence of any of the following events shall constitute an “Event of Default”:

                    (a)     if a default occurs in the payment of any principal of, interest on, or other obligation with respect to, this Note, whether at the due date thereof or upon acceleration thereof, and such default remains uncured for five (5) business days after written notice thereof from Holder;

                    (b)     if any representation or warranty of Maker made herein shall have been false or misleading in any material respect, or shall have contained any material omission, as of the date hereof;

                    (c)     if a default occurs in the due observance or performance of any covenant or agreement on the part of Maker to be observed or performed pursuant to the terms of this Note and such default remains uncured for five (5) business days after written notice thereof from Holder;

                    (d)     if a default occurs in Maker’s performance of any of the terms and conditions of that certain Amended and Restated Recapitalization Agreement, dated as of July 30, 2004 (the “Recapitalization Agreement”) or any Related Recapitalization Document;

                    (e)     if Maker shall (i) discontinue its business, (ii) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of Maker or any of its property, (iii) make a general assignment for the benefit of creditors, or (iv) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation laws or statutes, or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, provided, however, that insolvency of Maker shall not constitute a default, or the basis for a default, during the Bridge Period;

                    (f)     if there shall be filed against Maker an involuntary petition seeking reorganization of Maker or the appointment of a receiver, trustee, custodian or liquidator of Maker or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect (any of the foregoing petitions being hereinafter referred to as an “Involuntary Petition”) and such Involuntary Petition shall not have been dismissed within ninety (90) days after it was filed, provided, however, that insolvency of Maker shall not constitute a default, or the basis for a default, during the Bridge Period;

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EXECUTION VERSION

                    (g)     if final judgment(s) for the payment of money in excess of an aggregate of $25,000 (excluding any portion thereof that an insurance company of nationally recognized standing and creditworthiness has agreed to pay) shall be rendered against Maker and the same shall remain undischarged for a period of thirty (30) days;

                    (h)     if there occurs any event that may have a material adverse effect on the business, affairs, prospects, operations, properties, assets, liabilities, structure or condition, financial or otherwise, of the Company (as such business is presently currently conducted and/or as it is proposed to be conducted), or on any material assets or any Intellectual Property or other Collateral developed, owned, controlled, licensed, possessed, or used by Maker, or to which Maker has any right, option, entitlement or claim, provided, however, that ongoing weakening of Maker’s financial condition due to ongoing expenditures and Maker’s failure to obtain equity financing shall not constitute a default, or the basis for a default, during the Bridge Period; or

                    (i)     if Maker deviates, during the period covered by such budget, more than $10,000 in aggregate from the budget included in the Disclosure Schedule (as defined herein), or takes any action or makes any promise, undertaking or commitment that would result in Maker incurring or accumulating payables and/or other financial obligations of any kind, whether current or deferred, direct or indirect, for purposes other than as set forth in budgets expressly agreed to by Holder, and/or in any amounts in excess of the amounts set forth in such agreed budgets, which equal or exceed $10,000 in aggregate, and which have not been approved in writing in advance by Holder.

          4.2     Cross-Default:  Maker acknowledges that the financing contemplated by this Note is part of an integrated Recapitalization Plan, as set forth in the Recapitalization Agreement and the Related Recapitalization Documents.  Maker further acknowledges and agrees that this Note is subject to all terms and conditions set forth in the Recapitalization Agreement and the Related Recapitalization Documents, and that the Recapitalization Agreement and the Related Recapitalization Documents are subject to all of the terms and conditions of this Note.  Maker agrees that any default by Maker under any provision of this Note, the Recapitalization Agreement or any of the Related Recapitalization Documents will constitute a default under each other Related Recapitalization Document and the Recapitalization Agreement.

          4.3     Remedies on Default.

                    (a)     Upon each and every such Event of Default and at any time thereafter during the continuance of such Event of Default: (i) any and all indebtedness of Maker to Holder under this Note or otherwise shall immediately become due and payable, both as to principal and interest (including any deferred interest and any accrued and unpaid interest and any Default Interest); and (ii) Holder may exercise all the rights of a creditor under applicable state and/or federal law.

                    (b)     In case any one or more Events of Default shall occur and be continuing, and acceleration of this Note or any other indebtedness of Maker to Holder shall have occurred, Holder may, inter alia, proceed to protect and enforce its rights by an action at law, suit in equity and/or other appropriate proceeding, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms hereof or thereof or in furtherance of the exercise of any power granted hereby or thereby or by law.  No right conferred upon Holder by this Note shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

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EXECUTION VERSION

SECTION 5.  DEFENSES.

          5.1     No Offsets.  The obligations of Maker under this Note shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason.

          5.2     Usury Limitations.  It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note or any other agreements or instruments between them, in no event shall such agreements or instruments require the payment or permit the collection of interest (which term, for purposes hereof, shall include any amount which, under applicable law, is deemed to be interest, whether or not such amount is characterized by the parties as interest) in excess of the maximum amount permitted by such laws.  If any excess of interest is unintentionally contracted for, charged or received under the Note or under the terms of any other agreement or instrument between the parties, the effective rate of interest shall be automatically reduced to the maximum lawful rate of interest allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction thereof.

SECTION 6. REPLACEMENT OF NOTE.

          Upon receipt by Maker of reasonable evidence of the loss, theft, destruction, or mutilation of this Note, Maker will deliver a new Note containing the same terms and conditions in lieu of this Note.  Any Note delivered in accordance with the provisions of this Section 6 shall be dated as of the date of this Note.

SECTION 7. EXTENSION OF MATURITY.

          Should the principal of or interest on this Note become due and payable on other than a business day, the due date thereof shall be extended to the next succeeding business day, and, in the case of principal, interest shall be payable thereon at the rate per annum herein specified during such extension.  For the purposes of the preceding sentence, a business day shall be any day that is not a Saturday, Sunday, or legal holiday in the State of Delaware.

SECTION 8. ATTORNEYS’ FEES AND COLLECTION FEES.

          Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, arbitration or mediation, or any settlement of any of the foregoing, Maker agrees to pay, in addition to principal and interest due and payable hereon, all costs of collection, including, without limitation, reasonable attorneys’ fees and expenses, incurred by Holder in collecting or enforcing this Note.

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EXECUTION VERSION

SECTION 9. WAIVERS; CONSENT TO JURISDICTION.

          9.1     Waivers by Maker.  Maker hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note.

          9.2     Actions of Holder not a Waiver.  No delay by Holder in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver or modification of the terms hereof shall be valid unless set forth in writing by Holder and then only to the extent set forth therein.

          9.3     Consent to Jurisdiction.  Maker hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Delaware over any suit, action, or proceeding arising out of or relating to this Note or any other agreements or instruments with respect to Holder.  Maker hereby irrevocably waives, to the fullest extent permitted by law, any objection that Maker may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.  Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon Maker and may be enforced in any court in which Maker is subject to jurisdiction by a suit upon such judgment, provided that service of process is effected upon Maker as provided in this Note or as otherwise permitted by applicable law.

          9.4     Waiver of Jury Trial.  MAKER WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN MAKER AND HOLDER RELATING TO THE SUBJECT MATTER OF THIS NOTE.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS NOTE, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENT OR AGREEMENT RELATING TO THE LOAN.

          9.5     Service of Process.  Maker hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by delivery of a copy thereof by certified mail, postage prepaid, return receipt requested, to Maker, and/or by delivery of a copy thereof to a registered agent of Maker.  Refusal to accept delivery, and/or avoidance of delivery, shall be deemed to constitute delivery.  Maker irrevocably agrees that service in accordance with this Section 9.5 shall be deemed in every respect effective service of process upon Maker in any such suit, action or proceeding, and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon Maker. Nothing in this Section 9.5 shall affect the right of Holder to serve process in any manner otherwise permitted by law or limit the right of Holder otherwise to bring proceedings against Maker in the courts of any jurisdiction or jurisdictions.

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EXECUTION VERSION

SECTION 10. COVENANTS.

          10.1   Affirmative Covenants.  So long as this Note shall remain outstanding:

                    (a)     Office.  Maker shall maintain its principal office, and the majority of its employees, assets and operations, in the United States.

                    (b)     Use of Proceeds.  Maker will use the proceeds from this Note only for the following purposes:

(i)     General operating expenses, expenses for the development and protection of its intellectual property, and other usual and customary commercial and business expenses incurred in pursuing its business plan and strategy, on and after the effective date hereof;

(ii)     Audit expenses and regular and special SEC filing expenses, for audits and filings occurring on or after the effective date hereof, including, without limitation, SEC filings relating to solicitation of any shareholder consents to the recapitalization of Maker; and

(iii)     Expenses of accountants, attorneys, consultants and other professionals (including, without limitation, the expenses of Investor described in Section 4.11 of the Recapitalization Agreement) relating to the recapitalization of Maker, in each case only to the extent that both the nature and the amount of such expenses are in conformity with the budget approved in advance in writing by Holder and included in the Disclosure Schedule.  Maker will not use the proceeds from this Note for any other purpose.  Without limiting the generality of the foregoing, none of the proceeds will be used, without prior written agreement by the Holder, (i) to purchase or carry (or refinance any borrowing, the proceeds of which were used to purchase or carry) any “security” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), (ii) to repay any indebtedness or discharge any obligation to an person or entity, other than trade payables incurred in the ordinary course of business on or after the effective date hereof, and consistent with Maker’s operating plans and budgets fully disclosed to the Holder prior to the Closing, or (iii) to engage in business activities which would cause a violation of 13 CFR 107.720.  This latter limitation prohibits, without limitation, the use of proceeds: (i) directly or indirectly, for providing funds to others; (ii) for the purchase or discounting of debt obligations; (iii) for factoring or long-term leasing of equipment with no provision for maintenance or repair; (iv) for engaging in real estate transactions such that Maker could reasonably be classified under Major Group 65 (Real Estate) of the SIC Manual; (v) for business activities wherein the assets of the business of Maker (the “Business”) will be reduced or consumed, generally without replacement, as the life of the Business progresses, and the nature of the Business does not require that a stream of cash payments be made to the financing sources of the Business, on a basis associated with the continuing sale of assets (examples of such businesses would include real estate development projects, the financing and production of motion pictures, and oil and gas well exploration, development and production); (vi) for a foreign operation; (vii) to provide capital to a corporation licensed or sub-licensed under the Small Business Investment Act, (viii) to acquire farm land, (ix) to fund production of a single item or defined limited number of items generally over a defined production period, such production to constitute the majority, of the activities of Maker (examples include electric generating plants), or (x) for any purpose contrary to the public interest (including, but not limited to, activities which are in violation of law) or inconsistent with free competitive enterprise, in each case, within the meaning of Section 107.720 of Title 13 of the Code of Federal Regulations.

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EXECUTION VERSION

                    (c)     Seniority.  Except as otherwise expressly provided, and except for security interests and liens described in items 2, 3 and 4 of Schedule 14.11 of the Disclosure Schedule attached hereto as Exhibit B (the “Disclosure Schedule”), the indebtedness evidenced by this Note:  (i) shall be senior in all respects to all other indebtedness or obligations of Maker of any kind, direct or indirect, contingent or otherwise, other than obligations of Maker owed directly to the state or federal government, and other than any other indebtedness or obligations of Maker to Holder;  (ii) shall not be made subordinate or subject in right of payment to the prior payment of any other indebtedness or obligation of any kind, direct or indirect, contingent or otherwise, other than obligations of Maker owed directly to the state or federal government, and other than any other indebtedness or obligations of Maker to Holder.

                    (d)     No Conflicting Agreements.  Maker shall not enter into any agreement that would materially impair, interfere or conflict with Maker’s obligations hereunder.  Without Holder’s prior written consent, Maker shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way result in the creation of a security interest in any assets of Maker, including without limitation any Collateral (as defined in Exhibit A hereto).

                    (e)     Disclosure of Material Adverse Events.  Within three (3) business days of Maker obtaining knowledge thereof, Maker will notify Holder in writing of any event that may have a material adverse effect on the business, affairs, prospects, operations, properties, assets, liabilities, structure or condition, financial or otherwise, of the Company (as such business is presently conducted and/or as it is proposed to be conducted), or on any material assets or any Intellectual Property or other Collateral developed, owned, controlled, licensed, possessed, or used by Maker, or to which Maker has any right, option, entitlement or claim.  Operating expenditures in the ordinary course of business and in accordance with operating budgets approved by Maker’s Board of Directors and fully disclosed to Holder prior to the effective date hereof shall not be deemed to be material adverse events solely because they weaken Maker’s financial condition in the absence of new equity financing of Maker.

                    (f)     Financial Information.  So long as any principal and/or interest under this Note shall remain outstanding:

                 (i)     Promptly after the end of each fiscal year (but in any event prior to February 28 of each year) and at such other times as Holder may reasonably request, Maker shall deliver to Holder a written assessment, in form and substance satisfactory to Holder, of the economic impact of such Holder’s financing hereunder, specifying the full-time equivalent jobs created or retained in connection with such investment, and the impact of the financing on Maker’s business in terms of revenues and profits and on taxes paid by Maker and its employees.

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EXECUTION VERSION

                 (i)     Maker shall provide on a timely basis to Holder all financial information requested from time to time by Holder, including without limitation its quarterly and annual balance sheet and income statement.  Such financial information shall be certified by a member of Maker’s senior management.  Financial information required shall also include such information as is necessary for Holder to file form 468 with the SBA.

                 (i)     In addition to the information specified in Section 10.1(f)(i) and (ii) above, upon request, Maker agrees promptly to provide Holder with sufficient additional information to permit Holder to comply with (i) its obligations under the Small Business Investment Act of 1958, as amended, and the regulations promulgated thereunder and related thereto and (ii) provide any other information reasonably requested or required by any governmental agency asserting jurisdiction over Holder.

(iv) Maker shall report its cash position and all expenditures and agreements, commitments or undertakings for expenditures to Holder on a bi-weekly basis.

                    (g)     Access.  So long as any principal and/or interest under this Note shall remain outstanding, Maker shall permit Holder and its agents or representatives to visit and inspect Maker’s properties, to examine its books of account and records and to discuss Maker’s affairs, finances and accounts with its officers, all at such times during normal business hours as reasonably may be requested by Holder.  Maker shall allow SBA Examiners access to its books and records, as reasonably required by such Examiners in connection with their annual audits of Holder or for any other legitimate purposes.

                    (h)     SBA Compliance.  Maker acknowledges that Holder is a licensed Small Business Investment Corporation and thereby a participant in the SBIC program of the U. S. Small Business Administration (“SBA”), and as such is subject to the rules, regulations, guidance and direction of the SBA on matters affecting its business and investment practices, and that such rules and regulations affect the business activities and practices of the companies in which Holder makes investments.  Maker shall promptly and fully cooperate with Holder to facilitate both Maker’s and Holder’s compliance with all such SBA rules, regulations, guidance and direction.

                    (i)     Business Activity.  As long as this Note shall remain outstanding, Maker shall make no change in its business activity that would make it or any of its business activities non-compliant with SBA regulations and guidelines.

          10.2   Negative Covenants.  So long as this Note shall remain outstanding:

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                    (a)     Indebtedness.  Maker shall not incur additional indebtedness, beyond the indebtedness already existing as of the date hereof, for borrowed money in excess of $10,000, in aggregate.

                    (b)     Liens.  Maker shall not grant to any person or entity a security interest, lien, license, or other encumbrance of any kind, direct or indirect, contingent or otherwise, in, to or upon any assets of Maker, including, without limitation, any intellectual property of any kind, as defined in Exhibit A hereto (respectively, the “Intellectual Property” and the “Collateral”).

                    (c)     Sale or License of Assets.  Maker shall not sell, lease, transfer, assign or otherwise dispose of or encumber (including, without limitation through licensing or partnering arrangements) or abandon, conceal, injure or destroy any material assets (whether tangible or intangible) of Maker (including, without limitation, any Collateral (as defined in Section 11), other than with the prior written approval of Holder and in the ordinary course of business.

                    (d)     Issuance of Capital Stock.  Except for (a) any transaction pursuant to an Unsolicited Proposal that Maker accepts in accordance with the fiduciary exception provided in Section 3.2 of the Recapitalization Agreement or (b) shares of capital stock issuable upon exercise or conversion of warrants or convertible securities outstanding prior to February 1, 2004, Maker shall not without Holder’s prior written approval: (i) issue any shares of capital stock or other securities, or any instruments exercisable for or convertible into capital stock or other securities, or (ii) make any promises, commitments, undertakings, agreements or letters of intent for any of the issuances described in (i) hereof.

                    (e)     Distributions and Redemptions.  Maker shall not declare or pay any dividends or make any distributions of cash, property or securities of Maker with respect to any shares of its common stock, preferred stock or any other class or series of its stock, or, directly or indirectly (except for repurchases of common stock by Maker in accordance with the terms of employee benefit plans or written agreement between Maker and any of its employees approved by the Board of Directors of Maker prior to February 1, 2004), redeem, purchase, or otherwise acquire for any consideration any shares of its common stock or any other class of its stock.

                    (f)     Hiring.  Maker shall not hire, engage, retain, or agree to hire, engage or retain, any Personnel, except with Holder’s express prior written approval, on a case by case basis.

                    (g)     Severance. Maker shall not enter into, increase, expand, extend, renew or reinstate any severance, separation, retention, change of control or similar agreement with any Personnel, or agree, promise, commit or undertake to do so, except with Holder’s prior written approval, on a case by case basis.

                    (h)     Facilities.  Maker shall not purchase, lease, hire, rent or otherwise acquire directly or indirectly any rights in or to any asset or facility outside of the ordinary course of business in an amount in excess of $10,000, in aggregate, or agree, promise or commit to do so, except in accordance with the Maker’s budget that has been approved by the Maker’s board of directors and the Investor.

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                    (i)     Expenses.  Maker shall make no expenditures in excess of $10,000 in aggregate other than in accordance with a budget pre-approved by Holder. Maker shall not deviate, during the period covered by such budget, more than $10,000 in aggregate from the budget included in the Disclosure Schedule, nor take any action or make any promise, undertaking or commitment that would result in Maker incurring or accumulating payables and/or other financial obligations of any kind, whether current or deferred, direct or indirect, for purposes other than as set forth in budgets expressly agreed to by Holder, and/or in any amounts in excess of the amounts set forth in such agreed budgets, which equal or exceed $10,000 in aggregate, and which have not been approved in writing in advance by Holder.

                    (j)     Other Limitations.

                              (i)     Maker shall not change the nature of its business activity in a manner that would cause a violation of 13 C.F.R. Section 107.720 and/or Section 107.760(b) (including, without limitation, by undertaking real estate, film production or oil and gas exploration activities).  In the event that Maker changes the nature of its business activity such that such change would render Maker ineligible for financing pursuant to applicable SBA rules and regulations, Maker agrees to use its best efforts to facilitate a transfer or redemption of any securities then held by Holder.

                              (ii)     Maker will at all times comply with the non-discrimination requirements of 13 C.F.R. Parts 112, 113 and 117.

                              (iii)     For a period of at least one year after the date of this Note, Maker will locate no more than 49 percent of the employees or tangible assets of Maker outside the United States.

          10.3   Additional Covenant.  Immediately after the effective date of this Note, Maker shall recall all units of Maker’s Tangential Flow Filtration (“TFF”) devices, and all specifications, diagrams, description or other information relating to such TFF devices, or any similar device, from all third parties who may currently have any of the foregoing.  Maker will take all necessary steps to ensure that such recall is effective as quickly as possible, and in no event later than fifteen (15) days after the effective date hereof.   Until the later of the expiration of the Standstill Period (as defined in Section 13 below) or the date on which this Note has been discharged in full, Maker shall not sell, license, loan or otherwise in any way transfer or distribute Maker’s Tangential Flow Filtration (“TFF”) devices or any similar device, or any specifications, diagrams, description or other information about the TFF devices, to any third party, or commit or promise or enter into any understanding of any kind, direct or indirect, contingent or otherwise, to do any of the foregoing in regard to Maker’s TFF devices or any similar device, without the prior written consent of Holder in each case.

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SECTION 11.  SECURITY INTEREST.

          11.1     First Priority in All Collateral.  To secure its obligations under this Note whether at stated maturity, by acceleration or otherwise, Maker hereby grants and pledges to Holder a first priority senior security interest in all of Maker’s right, title and interest in, to and under all of Maker’s tangible and intangible property, whether now owned, licensed or held or hereafter acquired, licensed, developed, held or arising, as described in Exhibit A hereto (the “Collateral”), and all proceeds of any kind from any disposition of any such Collateral. Such security interest shall be senior to any security interest in the Collateral granted the holders of  the Management Notes pursuant to any subordination agreement between Holder, the holders of the Management Notes and Maker, and shall be senior to any other security interest of any kind, direct or indirect, contingent or otherwise, in the Collateral except for the security interests and liens described in items 2, 3 and 4 of Schedule 14.11 of the Disclosure Schedule (only to the amounts set forth on such schedule) and any other indebtedness or obligations of Maker to Holder.  If certificates of title are now, or hereafter become, issued or outstanding with respect to any of the Collateral, Maker promptly shall cause the senior security interest of Holder to be properly noted thereon.  Maker agrees that the security interest herein granted has attached and shall continue until Maker’s obligations under this Note have been paid, performed and indefeasibly discharged in full.

          11.2     Rights Cumulative.  The rights and remedies of Holder with respect to the senior security interest granted hereby are in addition to those which are now or may hereafter be available to Holder as a matter of law or equity.  Each right, power and remedy of Holder provided for herein, or now or hereafter existing at law or in equity, shall be cumulative and concurrent and shall be in addition to every right, power and remedy provided for herein, and the exercise by Holder of any one or more of the rights, powers and/or remedies provided for in this Note, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including a grantee, of any or all other rights, powers and/or remedies.

          11.3     Documentation of Security Interest.  Maker shall execute, deliver, file, amend, and re-file any financing statements, instruments (including without limitation stock certificates), continuation statements, assignments, or other security agreements that Holder may require from time to time to confirm the liens arising out of this Note with respect to the Collateral.  Maker agrees to pay all reasonable costs associated with filing and/or re-filing of any financing statements, continuation statements or other security agreements required to perfect and to continue perfection of Holder’s security interest in the Collateral and all reasonable costs required to evidence the first priority of the security interest, including, without limitation, reasonable attorneys’ fees.  Maker authorizes Holder to file financing statements under the UCC with respect to the security interest granted hereby and agrees, upon request of Holder, to promptly and duly execute and deliver any and all such further instruments and documents, and to take such further action, as Holder may reasonably deem necessary or desirable to obtain the full benefits of this grant of security interest.

          11.4     No Conflicting Agreements.  Maker shall not enter into any agreement on or after the effective date of this Note that would materially impair or conflict with Maker’s obligations hereunder without Holder’s prior written consent. Without Holder’s prior written consent, Maker

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shall not permit the inclusion in any material contract to which it becomes a party on or after the effective date of this Note, of any provisions that could or might in any way prevent the creation, perfection and maintenance of a first priority security interest in Maker’s rights and interest in any property included within the definition of the Collateral acquired under such contracts. Maker represents and warrants that, as of the effective date of this Note, there are no existing agreements or undertakings that would materially impair or conflict with Maker’s obligations hereunder or that could or might in any way prevent the creation, perfection and maintenance of a first priority security interest in Maker’s rights and interest in any property included within the definition of the Collateral acquired under such contracts; except for existing equipment leases described in item 2 of Schedule 14.11 and the statutory liens described in items 3 and 4 of the Disclosure Schedule.

          11.5     Notification Requirements.  Within two (2) business days of  any officer, director or employee of Maker obtaining knowledge thereof, Maker will promptly notify Holder in writing of any event that materially adversely affects the value of any material Collateral, the ability of Maker to dispose of any material Collateral, or the rights and remedies of Holder in relation thereto, including the levy of any legal process against any of the Collateral.

          11.6     Foreclosure Remedy.  Notwithstanding anything to the contrary herein or in the Recapitalization Agreement or any other agreement or document, in the event that Maker is unable to pay and discharge this Note in full on the Maturity Date, subject to the compliance with the requirements of the Delaware Uniform Commercial Code, nothing herein or in the Recapitalization Agreement or any other agreement or document shall be deemed to preclude, limit or restrict Holder from requiring the delivery of some or all of the Collateral in full or partial satisfaction of Maker’s obligation under the Note.  Alternatively, Holder may, in its sole discretion, elect to cause some or all of the Collateral to be sold, and the sale proceeds to be used to pay and discharge the Note in full.

SECTION 12.  CONVERSION.

          12.1     Holder’s Election.  Notwithstanding any other provision of this Note or any applicable agreement or document, until, and/or in the absence of, purchases for cash of a minimum of $15 million of Convertible Preferred Stock, by Other Investors (as defined in the Recapitalization Agreement), on the terms and conditions set forth in the Recapitalization Agreement and the Convertible Preferred Stock Term Sheet, Holder may, in its sole discretion, elect to convert any or all of the principal and/or interest due under the Note into any Equity Security and/or Debt Security (each as defined below) and/or any combination thereof, in each case that Holder shall designate in Holder’s sole discretion (the securities so elected being the “Holder Designated Securities”).  Holder may make such determinations from time to time and at any time before this Note has been discharged in full, and, as applicable, at any time on or before the expiration of the thirty (30) day notice period required under this Note in the event the Maker wishes to prepay this Note.  For purposes hereof, (i) the term “Equity Security” means any class or series of equity security, or any combination of classes and/or series of equity securities, of the Maker that have been authorized under the Maker’s certificate of incorporation, as amended and/or restated, including by any certificate of designation (the “Charter”), or any

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new class or series of equity security, or any combination of new and/or existing classes and/or series of equity securities, of the Maker for which the Maker has undertaken any agreement, obligation, promise, commitment or letter of intent to obtain such authorization and (ii) the term “Debt Security” means any evidence of indebtedness of the Maker that the Maker has authorized, created or incurred, or that the Maker has undertaken any agreement, obligation, promise, commitment or letter of intent to authorize, create or incur.

          12.2     Automatic Conversion.  The principal amount of, and accrued and unpaid interest on, this Note shall automatically convert into Convertible Preferred Stock, upon the terms and conditions set forth herein and in the Recapitalization Agreement, only in the event, and upon the closing of, the purchase in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments), on the terms and conditions set forth in the Convertible Preferred Stock Term Sheet, by Other Investors, as defined in the Convertible Preferred Stock Term Sheet, of a minimum of $15 million of Convertible Preferred Stock.

          12.3     Information for Holder’s Election.  Maker shall provide to Holder, within two (2) business days after notice of each request by Holder, all information reasonably requested by Holder in connection with any Equity Securities and/or Debt Securities, to enable Holder to make decisions regarding one or more conversions.  In the event that Maker seeks to prepay this Note, Maker shall deliver to Holder, simultaneously and together with the notice required under Section 2 of this Note of Maker’s interest in prepaying the Note, a summary of all material information, terms and conditions relating to all Equity Securities and Debt Securities (including any “side” letters or agreements or separate agreements).

          12.4     Conversion Price.  The conversion price for any conversion pursuant to Section 12.2 shall be the lowest nominal or effective price per share paid by the Other Investors who acquire such Convertible Preferred Stock (with the exception of shares issuable upon exercise of the Initial Bridge Warrants).  The conversion price for any conversion into any equity or debt security pursuant to Section 12.1 shall be the lowest of (i) the lowest nominal or effective price per share paid by any investor at any time on or after the date one year prior to the Effective Date (with the exception of (x) purchases of up to 35,000 shares of Common Stock pursuant to certain options to purchase, at a purchase price of $0.0001, that were outstanding on the Effective Date and held by members of the Board of Directors, as set forth in Schedule 2.7(d) to the Recapitalization Agreement, and (y) shares issuable upon the exercise of the Initial Bridge Warrants, each of which shall be excluded from consideration under this section), (ii) the lowest nominal or effective price at which any investor is entitled to acquire shares (including, without limitation, through purchase, exchange, conversion or exercise) pursuant to any other security, instrument, or promise, undertaking, commitment, agreement or letter of intent of the Maker outstanding on or after the Effective Date or granted, issued, extended or otherwise made available by the Maker at any time on or after the date one year prior to the Effective Date (regardless of whether currently exercisable or convertible) (with the exception of (x) certain options to purchase up to 35,000 shares of Common Stock at a purchase price of $0.0001 that were outstanding on the Effective Date and held by members of the Board of Directors as set forth in Schedule 2.7(d) to the Recapitalization Agreement, and (y) the Initial Bridge Warrants, each of which shall be excluded from consideration under this section); and (iii) the lesser of $0.10 per share or 35% discount to the average closing price per share of the Common Stock

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during any twenty consecutive trading days (beginning with the twenty consecutive trading days prior to the Effective Date); provided, however, that in no event shall the price per share calculated pursuant to this clause (iii) be less than $.04 per share. The calculation required by clause (ii) hereof shall initially be based upon Schedule 2.7(d) to the Recapitalization Agreement.  All other rights, preferences, privileges, terms and conditions received by Holder in connection with any conversion and/or any securities issued by the Maker to Holder upon conversion, shall be no less favorable to Holder than the rights, preferences, privileges, terms and conditions any other investor in the Maker has received or is entitled to receive with respect to the security into which Holder is converting pursuant to any other security, instrument, promise, undertaking, commitment, agreement or letter of intent of the Maker, whether or not such rights, preferences, privileges, terms and conditions for any other investor are incorporated into the agreements or documents relating to any conversion or any issuance of the security or other instrument to that investor or are provided separately, at any time on or after one year prior to the Effective Date.  In regard to each conversion hereunder, the Maker hereby agrees to take and/or arrange for all necessary corporate and related action to enable the execution of each such conversion elected by Holder.

          12.5     No Impairment.  Maker shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by Maker under and/or in connection with this Note, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to this Note and in taking all such action as may be necessary or appropriate to protect Holder’s rights, preferences and privileges under and/or in connection with the Note against impairment.  Holder’s rights, preferences and privileges granted under and/or in connection with any Holder Designated Securities may not be amended, modified or waived without the Holder’s prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

SECTION 13.  STANDSTILL, EXCLUSIVITY AND CONFIDENTIALITY.

During the Bridge Period and the Equity Financing Period, as defined in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, but excluding the periods from February 18, 2004 through February 29, 2004 and from March 16, 2004 through the Effective Date (collectively the “Standstill Period”) the parties shall have worked together, and shall continue to work together, in good faith with best efforts to implement the terms of the Recapitalization Agreement, upon which the parties shall have reached binding agreement and which the parties shall have executed as a condition precedent to the execution and funding of this Note.  Except as provided in the fiduciary exception set forth in Section 3.2 of the Recapitalization Agreement, during the Standstill Period, the Maker and its officers, directors, employees, agents, advisers, consultants, partners and collaborators shall work only with Holder and its agents, advisers and consultants, and shall have had, and shall continue to have, no discussions, negotiations and/or communications of any kind with any other parties, regardless of which party initiates or attempts to initiate any such contact or communication, in regard to any potential equity or debt financing of the Maker by parties other than Holder, and/or any joint venture, license, co-development or other business arrangement by or with parties other than

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Holder.  Notwithstanding the fiduciary exception set forth in Section 3.2 of the Recapitalization Agreement, during the Standstill Period, the Maker and its officers, directors, employees, agents, advisers, consultants, partners and collaborators shall maintain confidentiality, and shall not have, and shall continue not to provide copies, excerpts, summaries, descriptions, or communicate in any way with any third parties, either directly or indirectly, as to any aspects of the recapitalization of Maker and/or any financing by Holder, including, without limitation, the identity of the parties involved, any terms of the Recapitalization Agreement, this Note, the Related Recapitalization Documents, the Convertible Preferred Stock or any other matter relating to the recapitalization of Maker, or the progress or status of any activities or processes relating to the recapitalization of Maker; provided, however, nothing herein shall prohibit the Maker from filing this Note, the Recapitalization Agreement and any Related Recapitalization Document with the Securities and Exchange Commission (the “SEC”), if required by the regulations of the SEC (subject to the covenant in Section 2.5(a) of the Recapitalization Agreement). During the Standstill Period, the Maker shall not make any sales of equipment or other assets of any kind, including, without limitation, any non-essential laboratory equipment, and the Maker shall comply with Section 10.3 in regard to the TFF devices.

SECTION 14.  REPRESENTATIONS AND WARRANTIES.

Except as expressly set forth (with reference to a section in this Note) in the Disclosure Schedule attached hereto as Exhibit B, and only to the extent such exceptions are acceptable to Holder in its sole discretion as of the date of this Note, and independently as of the date upon which each additional Note is issued to Holder, and as of the date of each closing, if any, of the Anticipated Equity Financing, Maker represents and warrants to the following:

          14.1     Organization, Good Standing and Qualification  Maker is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business.  Maker is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, operations, prospects or condition (financial or otherwise).

          14.2     Authorization of Note, Etc  The execution, delivery and performance by Maker of this Note has been duly authorized by all requisite corporate action by Maker in accordance with Delaware law.  This Note is a valid and binding obligation of Maker, enforceable against Maker in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application effecting enforcements of creditors’ rights or general principles of equity.

          14.3     No Conflicts.  The execution, delivery, performance, issuance, sale and delivery of this Note and the Related Recapitalization Documents, and compliance with the provisions hereof by Maker, will not (a) to the knowledge of Maker, violate any provision of any law, statute, rule or regulation applicable to Maker or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to Maker or any of its properties or assets or (b) conflict with or result in any material breach of any of the terms, conditions or provisions of, or constitute (with notice or lapse of time or both) a

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material default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of, any encumbrance upon any of the material assets of Maker under, the Charter or Bylaws of Maker (as they may be amended to date) or any agreement or instrument to which Maker is a party.  As used herein, “encumbrance” shall mean any liens, charges, encumbrances, equities, claims, options, proxies, pledges, security interests, licenses or other similar rights of any nature.

          14.4     Compliance with Other Instruments.  Maker is not in violation of any term of Maker’s Charter, as amended, including any certificate of designation filed therewith, and/or Maker’s Bylaws.  Maker is not, in any material respect, in violation of any term of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which Maker or any of such Collateral is subject.  To the best of Maker’s knowledge, no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a breach or violation, in any material respect, under any applicable judgments, orders, writs, decrees, federal, state and/or local laws, rules or regulations which would have a material adverse affect on the condition, financial or otherwise, or operations of Maker (as it is currently conducted and as it is proposed to be conducted) or on any material assets or any Intellectual Property or other Collateral owned, controlled, licensed, possessed, and/or used by Maker.  To the best of its knowledge, Maker has avoided every condition, and has not performed any act, the occurrence of which would result in Maker’s loss of any right granted under any license, distribution agreement or other agreement or Maker’s loss of any rights in or to any Collateral.

          14.5     Approvals.  Maker has obtained all necessary permits, authorizations, waivers, consents and approvals of or by, and made all necessary notifications of and/or filings with, all applicable persons (governmental and private), in connection with the execution, delivery, performance, issuance, sale and/or delivery of this Note, the Recapitalization Agreement and the Related Recapitalization Documents, and consummation by Maker of the transactions contemplated hereby and thereby, except as listed in Schedule 14.5

          14.6     Capitalization.  The authorized capital stock of Maker consists of 125,000,000 shares of Common Stock, par value $0.001 per share and 15,000,000 shares of Preferred Stock, par value of $0.001 per share.  As of the date hereof, 19,028,779 shares of Common Stock are issued and outstanding and no shares of preferred stock of any kind are issued and outstanding.  No other shares of any class or series of Maker’s capital stock are authorized and/or issued and outstanding.  All issued and outstanding shares of capital stock of Maker have been duly authorized and validly issued, and are fully paid and non-assessable, and have been offered, sold and delivered by Maker in compliance with all applicable federal and state securities laws.  Except as set forth in Schedule 14.6, no subscription, warrant, option, convertible security, or other right (direct or indirect, contingent or otherwise) to purchase or otherwise acquire any equity securities of Maker is authorized or outstanding, and there is no agreement, promise, commitment, undertaking or letter of intent of any kind (direct or indirect, contingent or otherwise) by Maker to issue any shares, subscriptions, warrants, options, convertible securities, or other such rights, or to distribute to holders of any of its equity securities any evidence of indebtedness or asset.  Except as set forth in Schedule 14.6, Maker has no obligation of any kind (direct or indirect, contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Schedule 14.6 includes a true, accurate and complete statement describing the total number of shares of Maker outstanding as of the date of this Note (on a fully diluted basis, including, without limitation, all warrants and options outstanding (whether or not currently exercisable), all convertible instruments of any kind (whether or not currently convertible), shares of all classes of stock, and any agreements, promises, commitments, undertakings or letters of intent to issue any of the foregoing.

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          14.7     Authorization of the Shares.  Maker has, or before the first closing of the Anticipated Equity Financing hereunder will have, authorized the issuance and sale of a sufficient number of shares of Convertible Preferred Stock, par value $0.001 per share, and Common Stock of the Maker to fully implement the Recapitalization Plan, while maintaining such additional authorized but unissued shares as reasonably determined by Holder to be appropriate. Of such authorized shares, a sufficient number of shares shall be reserved for issuance upon any exercise of the Bridge Warrants and/or Preferred Stock Warrants.  If at any time the number of authorized but unissued shares of Convertible Preferred Stock and/or of Common Stock is not sufficient to effect the conversion of all then outstanding convertible Notes and other instruments, and the exercise of all then outstanding warrants, options and similar instruments, then, in addition to such other remedies as may be available to Holder, including, without limitation, the exercise of Holder’s right of first refusal set forth in Section 2.7(f) of the Recapitalization Agreement, Maker shall take such corporate action as may be necessary to increase its authorized but unissued shares of Convertible Preferred Stock and/or Common Stock to such number of shares as will be sufficient for such purposes.  Such corporate action shall include, without limitation, obtaining all requisite regulatory approvals and any requisite shareholder approval of any necessary amendment to Maker’s Charter.

          14.8     Litigation.  Except as set forth in Schedule 14.8 of the Disclosure Schedule, there is no action, suit, proceeding or investigation pending or, to the knowledge of Maker, currently threatened against Maker, and/or its directors, officers, advisers, agents, properties, assets or business, in each case relating to Maker and/or its business, assets, operations or properties.  Maker is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  There is no action, suit, proceeding or investigation by Maker currently pending or which Maker intends to initiate.

          14.9     No Liens.  Except for liens for the benefit of Holder, created by this Note, the Recapitalization Agreement and/or any of the Related Recapitalization Documents, and except as set forth in Schedule 14.9 of the Disclosure Schedule, none of the material assets of Maker, including the Collateral, are subject to any existing lien, pledge, security interest or other encumbrance of any kind, direct or indirect, contingent or otherwise.

          14.10    Full Disclosure.  Notwithstanding any other provision of this Note, neither this Note, nor any exhibit hereto, nor any written report, certificate, instrument or other information furnished to Holder in connection with the transactions contemplated under and/or in connection with Note contain any material misstatement (including, without limitation, any material omission), or is misleading in any material respect.

          14.11     No Other Security Interests or Other Encumbrances.  Except as set forth in Schedule 14.11 (and only to the amounts set forth on such schedule), there are no existing security interests, pledges, liens or other encumbrances of any kind, direct or indirect, contingent or otherwise (including without limitation any licensing or partnering arrangements or agreements), in or relating to any assets of Maker, including, without limitation, any Intellectual Property (as defined herein) or other Collateral.  All existing security interests, pledges, liens or other encumbrances of any kind, other than those set forth in Schedule 14.11 hereto (and only to the amounts set forth on such schedule), are subordinate to the security interest established pursuant to Section 11 hereof, all necessary consents, subordination agreements and waivers, if any, have been obtained, and all amended filings and/or re-filings shall be made immediately upon execution of this Note.

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          14.12     “Small Business”.

                              (a)     Small Business Status.  Maker together with its “affiliates” (as that term is defined in Section 121.103 of Title 13 of Code of Federal Regulations (the “Federal Regulations”)) is a “small business concern” within the meaning of the Small Business Investment Act of 1958, as amended (the “Small Business Act” or “SBIA”), and the regulations promulgated thereunder, including Section 121.301(c) of Title 13, Code of Federal Regulations.

                              (b)     Information for SBA Reports.  Maker has delivered and/or will deliver to Holder certain information, set forth by and regarding the Maker and its affiliates in connection with this Note, on SBA Forms 480, 652 and Part A and B of Form 1031.  This information delivered was true, accurate, complete and correct, and any information yet to be delivered will be true, accurate, complete and correct, and in form and substance acceptable to Holder.

                              (c)     Eligibility.  Maker is eligible for financing by any Holder pursuant to Section 107.720 of Title 13 of the Federal Regulations and any other SBA regulations.

          14.13 Intellectual Property.

                    (d)     Definitions. “Intellectual Property” means all foreign and domestic intangible property and rights, owned, licensed, sub-licensed or otherwise obtained by Maker, including, without limitation, (i) inventions, discoveries and ideas, whether patentable or not, and all patents, registrations and applications therefor, including divisions, continuations, continuations-in-part, requests for continued examination, and renewal applications, and including renewals, extensions and reissues (collectively, “Patents”); (ii) confidential and proprietary information, trade secrets and know-how, including without limitation processes, schematics, formulae, drawings, prototypes, models, designs and customer lists (collectively, “Trade Secrets”); (iii) all data, slides, observations, and laboratory results, produced by, for or on behalf of Maker, or which Maker has rights to obtain (collectively, “Data”); (iv) all FDA applications, registrations, filings and other rights (collectively, “FDA Rights”) and all data and documentation supporting or relating thereto; (iv) published and unpublished works of authorship, whether copyrightable or not (including, without limitation, databases and other compilations of information), copyrights therein and thereto, and registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof (collectively, “Copyrights”); (v) trademarks, service marks, brand names, certification marks, collective marks, d/b/a’s, Internet domain names, logos, symbols, data, trade dress, assumed names, fictitious names, trade names, and other indicia of origin, all applications and registrations for the foregoing, and all goodwill associated therewith and symbolized thereby, including all extensions, modifications and renewals of same (collectively, “Trademarks”); (vi) all other intellectual property or proprietary rights, including, without limitation, all claims or causes of action arising out of or related to any infringement, misappropriation or other violation of any of the foregoing, including rights to recover for past, present and future violations thereof (collectively, “Other Proprietary Rights”).

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          “Intellectual Property Contracts” means all agreements involving, relating to or affecting the Intellectual Property, including, without limitation, agreements granting rights to use the Licensed or Sub-Licensed Intellectual Property, agreements granting rights to use Owned Intellectual Property, confidentiality agreements, Trademark coexistence agreements, Trademark consent agreements and non-assertion agreements.

          “Licensed or Sub-Licensed Intellectual Property” means the Intellectual Property that Maker is licensed, sub-licensed or otherwise permitted by other persons or entities to use.

          “Owned Intellectual Property” means the Intellectual Property owned by Maker.

          “Registered” means issued, registered, renewed or the subject of a pending application.

                    (e)     Schedule 14.13 (“Intellectual Property”) sets forth a true and complete list and summary description of (A) all Registered or material Owned Intellectual Property (each identified as a Patent, Trademark, Trade Secret, Copyright or Other Proprietary Right, as the case may be); (B) all Licensed or Sub Licensed Intellectual Property and (C) all Intellectual Property Contracts.

                    (f)     All Intellectual Property is valid, subsisting and enforceable.  No Owned Intellectual Property has been canceled, suspended, adjudicated invalid, not maintained, expired or lapsed, or is subject to any outstanding order, judgment or decree restricting its use or adversely affecting or reflecting Maker’s rights thereto.  No Licensed or Sub-Licensed Intellectual Property has been canceled, suspended, not renewed or extended, adjudicated invalid, not maintained, expired or lapsed, or is subject to any outstanding order, judgment or decree restricting its use or adversely affecting or reflecting Maker’s rights thereto.

                    (g)     The Owned Intellectual Property is owned exclusively by Maker and has been used with all patent, trademark, copyright, confidential, proprietary and other Intellectual Property notices and legends prescribed by law or otherwise permitted.

                    (h)     No suit, action, reissue, reexamination, public protest, interference, opposition, cancellation or other proceeding (collectively, “Suit”) is pending or threatened concerning any claim or position:

                              (i)     that Maker, or another person or entity, has violated any Intellectual Property rights.  To Maker’s best knowledge, Maker is not violating and has not violated any intellectual property rights of any other party.

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                              (ii)     that Maker, or another person or entity, has breached any Intellectual Property Contract.  There exists no event, condition or occurrence which, with the giving of notice or lapse of time, or both, would constitute a breach or default by Maker, or a breach or default by another person or entity, under any Intellectual Property Contract.  No party to any Intellectual Property Contract has given Maker notice of its intention to cancel, terminate or fail to renew any Intellectual Property Contract.

                              (iii)     that the Intellectual Property has been violated or is invalid, unenforceable, unpatentable, unregisterable, cancelable, not owned or not owned exclusively by Maker.  No such claim has been threatened or asserted. To Maker’s best knowledge, no valid basis for any such Suits or claims exists.

                    (i)      To Maker’s best knowledge, no other person or entity is violating, infringing upon or claiming rights incompatible with Maker’s rights to any Intellectual Property.  Maker has provided to Holder copies of all information reasonably available to it relevant to intellectual property rights claimed by third parties and possible infringement thereof including, without limitation, any freedom to practice or freedom to operate opinions.

                    (j)      Except as set forth on Schedule 14.13(j), Maker owns or otherwise holds valid rights to use all Intellectual Property used in its business.

                    (k)      Maker has timely made all filings and payments with the appropriate foreign and domestic agencies and other parties required to maintain in full force and effect all Intellectual Property.  Except as set forth on Schedule 14.13, no due dates for filings or payments concerning the Intellectual Property (including, without limitation, office action responses, affidavits of use, affidavits of continuing use, renewals, requests for extension of time, maintenance fees, application fees and foreign convention priority filings) fall due within ninety (90) days prior to or after the closing, whether or not such due dates are extendable.  Maker is in compliance with all applicable rules and regulations of such agencies and other parties with respect to the Intellectual Property.  All documentation necessary to confirm and effect the Intellectual Property, if acquired from other persons or entities, has been recorded in the United States Patent and Trademark Office, the United States Copyright Office and other official offices.

                    (l)      Maker has undertaken and consistently implemented best efforts to protect the secrecy, confidentiality and value of all non-public Intellectual Property used in its business (including, without limitation, entering into appropriate confidentiality agreements with all officers, directors, employees and other persons or entities with access to such non-public Intellectual Property).  Maker management has not disclosed any such non-public Intellectual Property to any persons or entities other than (i) Maker employees or Maker contractors who had a need to know and use such non-public Intellectual Property in the ordinary course of employment or contract performance, or (ii) prospective customers, and in each case who executed appropriate confidentiality agreements.

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EXECUTION VERSION

                    (m)     Maker has taken all reasonable measures to confirm that no current or former Maker employee is or was a party to any confidentiality agreement or agreement not to compete that restricts or forbids, or restricted or forbade at any time during such employee’s employment by Maker, such employee’s performance of Maker’s business, or any other activity that such employee was hired to perform or otherwise performed on behalf of or in connection with such employee’s employment by Maker.

          14.14  SEC Filings; Financial Statements.

          (a)     Maker has delivered or made available to Holder accurate and complete copies of all registration statements, proxy statements and other statements, reports, schedules, forms and other documents filed by the Maker with the SEC since January 1, 2003, and all amendments thereto (the “Maker SEC Documents”).  Except as set forth on Schedule 14.14(a), all statements, reports, schedules, forms and other documents required to have been filed by Maker with the SEC have been so filed on a timely basis.   As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Note, then on the date of such filing):  (i) each of the Maker SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the Maker SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b)     The financial statements (including any related notes) contained in the Maker SEC Documents:  (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that will not, individually or in the aggregate, be material in amount), and (iii) fairly present the consolidated financial position of Maker and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of Maker and its consolidated subsidiaries for the periods covered thereby.

          14.15  Liabilities.  Maker has no accrued, contingent and/or other liabilities of any nature, either mature or immature, as of the Restatement Date other than (i) tax liabilities to the State of Washington in the maximum amount of $492,000, (ii) amounts payable to Cognate and (iii) future lease payments to Benaroya Capital Co. LLC for Maker’s premises lease not yet due, in the aggregate in excess of $450,000, of which $325,000 are currently due payables, $69,000 are the aggregate balances of capital leases payable in monthly installments in the amounts set forth in the budget included in the Disclosure Schedule through the first calendar quarter of 2006, decreasing thereafter, the last of which is fully amortized in May 2007, and $55,000 are accrued vacation and sick pay.

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EXECUTION VERSION

          14.16  Compliance with All Standstill Provisions.  Maker has complied in all respects with all standstill, exclusivity and confidentiality provisions of (a) this Note, the Recapitalization Agreement and the Related Recapitalization Documents, (b) Section 13 of that certain 10% Convertible, Secured Promissory Note by and between Maker and Holder dated as of February 2, 2004 and (c) Section 13 of that certain 10% Convertible, Secured Promissory Note by and between Maker and Holder dated as of March 1, 2004.

SECTION 15. INDEMNIFICATION

          15.1   Indemnification Agreement.

                    (a)     In addition to all rights and remedies available to Holder at law or in equity, Maker shall indemnify Holder and each subsequent holder of this Note, and their respective affiliates, stockholders, limited partners, general partners, officers, directors, managers, employees, agents, representatives, successors and assigns (collectively, the “Indemnified Persons”) and save and hold each of them harmless against and pay on behalf of or reimburse such party as and when incurred for any loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, tax, penalty, fine or expense (other than any demand, claim, action or cause of action instituted by Maker), including interest, penalties, reasonable attorneys’ fees and expenses, and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, “Losses) which any such party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of:

                              (i)     any material misrepresentation in, or material omission from, or breach of any of the representations, warranties, statements, schedules and/or exhibits hereto, certificates or other instruments or documents furnished to Holder by Maker in connection with this  Note; or

                              (ii)     any material nonfulfillment or material breach of any covenant or agreement on the part of Maker under this Note.

                    (b)     Notwithstanding the foregoing, Maker shall not be liable for any portion of Losses resulting from the gross negligence or willful misconduct of Holder or a subsequent holder of this Note.

                    (c)     Within twenty (20) days after receipt of notice of commencement of any action or the assertion of any claim by a third party, Holder shall give Maker written notice thereof together with a copy of such claim, process or other legal pleading of such claim.  Maker shall have the right to assist in the defense thereof by representation of its own choosing.

          15.2   Survival.  All indemnification rights hereunder shall survive the execution and delivery of this Note and the consummation of the transactions contemplated hereby (i) for a period of two years with respect to representations and warranties made by Maker, and (ii) until fully performed with respect to covenants and agreements made by Maker, regardless of any investigation, inquiry or examination made for or on behalf of, or any knowledge of Holder and/or any of the Indemnified Persons, or the acceptance by Holder of any certificate or opinion.

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EXECUTION VERSION

          15.3   Payment.  Any indemnification of Holder or any other Indemnified Person by Maker pursuant to this Section 15 shall be effected by wire transfer of immediately available funds from Maker to an account designated by Holder or such other Indemnified Person within fifteen (15) days after the determination thereof.

SECTION 16.  INTEGRATION WITH RECAPITALIZATION PLAN

Maker acknowledges and agrees that the funding provided by Holder pursuant to this Note is only being provided as part of an integrated Recapitalization Plan, as set forth in the Recapitalization Agreement.  Maker further acknowledges and agrees that this Note is subject to all terms and conditions set forth in the Recapitalization Agreement.

SECTION 17.  MISCELLANEOUS.

          17.1     Notices.  All notices, demands and requests of any kind to be delivered to any party in connection with this Note shall be in writing and shall be deemed to be effective upon delivery if (i) personally delivered, (ii) sent by confirmed facsimile with a copy sent by nationally recognized overnight courier, (iii) sent by nationally recognized overnight courier, or (iv) sent by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

if to Maker:	Northwest Biotherapeutics, Inc.
22322 20th Ave SE, Suite 150
Bothell, WA 98021
Fax: (425) 608 3146
Attn: Alton Boynton

if to Holder:	Toucan Capital Fund II, LP
7600 Wisconsin Avenue
Suite 700
Bethesda, MD 20814
Fax: (240) 497-4060
Attention: Linda F. Powers

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance with the provisions of this Section.

          17.2     Parties In Interest.  This Note shall bind and inure to the benefit of Holder, Maker and their respective successors and permitted assigns.  Maker shall not transfer or assign this Note without the prior written consent of Holder.  Holder may transfer and assign this note without the prior consent of Maker.

          17.3     Entire Agreement.  This Note together with the Disclosure Schedule and the Recapitalization Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto.

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EXECUTION VERSION

          17.4     Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to principles of conflicts of laws of the State of Delaware or any other state).

          17.5     Headings.  The section and paragraph headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of this Note.

          17.6     Amendments.  No provision of this Note may be amended or waived without the express written consent of both Maker and Holder, provided, however, that Holder may waive any provision hereof that inures to the benefit of Holder without the prior written consent of Maker. Also notwithstanding anything to the contrary, this Note shall be amended as and to the extent necessary to comply with the Small Business Investment Act and all regulations, advice, direction and guidance applicable to SBIC’s.

          17.7     Nature of Obligation.  This Note is being made for business and investment purposes, and not for household or other purposes.

          17.8     Expenses.  Maker shall pay, reimburse or otherwise satisfy, upon demand of Holder, all fees, costs and expenses incurred and/or undertaken, and to be incurred and/or undertaken, by Holder relating to the preparation for, development of and implementation of the Recapitalization Plan set forth in the Recapitalization Agreement, including, without limitation, all due diligence expenses and all expenses relating to the Bridge Funding, the Anticipated Equity Financing and the transactions contemplated thereby and the documentation of the foregoing (including, without limitation all legal fees and expenses and costs incurred and to be incurred in connection with any SBA filings), which shall be satisfied by Maker upon Holder’s demand, including but without limitation upon each closing of the Bridge Funding or Anticipated Equity Financing.  This obligation shall apply regardless of whether or not all of the transactions contemplated in the Recapitalization Agreement close.  At each closing of Bridge Funding and/or Anticipated Equity Financing, at Holder’s sole discretion, and with respect to any or all of such fees, costs and expenses accrued through such closing, Maker shall (a) pay Holder in cash concurrently with such closing (or at Holder’s sole discretion, Investor may withhold such amount from the wire of investment proceeds), (b) issue a Note in the form hereof in principal amount equal to such fees, costs and expenses (which at Holder’s option may instead be evidenced as an increase in the principal amount of any Note issued in connection with such closing); or (c) treat such fees, costs and expenses as an unsecured payable.  At any time following such closing, Holder may require any amounts that it elected to have Maker treat as unsecured amounts payable to be paid in cash or satisfied by issuance of a Note in the principal amount of some or all of such unsecured obligation.

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EXECUTION VERSION

          IN WITNESS WHEREOF, Maker has caused this Note to be duly executed by its duly authorized person(s) as of the date first written above.

NORTHWEST BIOTHERAPEUTICS, INC.

By: /s/ Alton Boynton

Name: Alton Boynton

Title: President

Consent and Agreement

          Toucan Capital Fund II, L.P. consents to the loan and security interest granted by Maker in the foregoing Note.

TOUCAN CAPITAL FUND II, L.P.

By: /s/ Linda Powers

Name: Linda Powers

Title: Managing Director

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EXECUTION VERSION

EXHIBIT A

Description of Collateral

[See page 26 of Exhibit A-1 to Annex B-1].

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EXECUTION VERSION

EXHIBIT B

DISCLOSURE SCHEDULE

[Not filed herewith]

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EXECUTION VERSION

Exhibit A-5 to Annex B-1

NORTHWEST BIOTHERAPEUTICS, INC.
LOAN AGREEMENT, SECURITY AGREEMENT and
10% CONVERTIBLE, SECURED PROMISSORY NOTE
$2,000,000.00	July 30, 2004

SECTION 1. GENERAL.

For value received, Northwest Biotherapeutics, Inc., a Delaware corporation (the “Maker” or the “Company”), hereby promises to pay to the order of Toucan Capital Fund II, L.P. or its assigns (collectively, the “Holder”), the principal amount of Two Million Dollars ($2,000,000) upon written demand by Holder made at any time on or after the first anniversary of execution of this Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note (this “Note” or this “Agreement”), or such earlier date as may be applicable under Sections 3 and 4 hereof (the “Maturity Date”).   Maker shall pay interest on the unpaid principal amount of this Note, accruing from and after the date hereof at the rate of ten percent (10%) per annum, compounding annually (computed on the basis of a 365-day year and the actual number of days elapsed) (the “Interest Rate”).  Accrued interest shall be payable upon the payment of the principal of this Note.  The principal of, and interest on, this Note shall be payable in lawful currency of the United States of America by wire transfer in immediately available funds to the account of Holder, as provided in writing to Maker by Holder.  All payments shall be applied first to fees, costs and charges relating to this Note (including, without limitation, any costs of collection), then to accrued and unpaid interest, and thereafter to principal.  This loan is made by Holder to Maker in anticipation of an equity financing.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Recapitalization Agreement

SECTION 2. PRE-PAYMENT.

This Note may be pre-paid in whole or in part prior to the Maturity Date; provided Maker provides Holder with 30 days prior written notice thereof, and provided further that Holder shall have the option to convert this note in accordance with Section 12 hereof by notifying Maker of Holder’s election on or before the expiration of such thirty (30) day notice period.  In the event of prepayment, Maker shall pay a penalty in the amount of 1% of the principal and accrued interest then outstanding under this Note, unless a greater or lesser penalty is established or approved by the U.S. Small Business Administration (“SBA”).  Conversion of this Note shall not be deemed a prepayment.

SECTION 3. DEFAULT INTEREST.

Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid principal amount and accrued and unpaid interest shall bear interest payable on demand at the lesser of (i) fourteen percent (14%) per annum, (ii) the maximum rate permitted under applicable rules and regulations of the SBA, or (iii) the maximum rate allowed by law  (the “Default Interest”). Such interest shall accrue, commencing upon the occurrence of an Event of Default and continuing until such Event of Default is cured or waived.

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EXECUTION VERSION

SECTION 4. DEFAULTS.

          4.1       Definitions.  Each occurrence of any of the following events shall constitute an “Event of Default”:

                    (a)     if a default occurs in the payment of any principal of, interest on, or other obligation with respect to, this Note, whether at the due date thereof or upon acceleration thereof, and such default remains uncured for five (5) business days after written notice thereof from Holder;

                    (b)     if any representation or warranty of Maker made herein shall have been false or misleading in any material respect, or shall have contained any material omission, as of the date hereof;

                    (c)        if a default occurs in the due observance or performance of any covenant or agreement on the part of Maker to be observed or performed pursuant to the terms of this Note and such default remains uncured for five (5) business days after written notice thereof from Holder;

                    (d)        if a default occurs in Maker’s performance of any of the terms and conditions of that certain Amended and Restated Recapitalization Agreement, dated as of July 30, 2004 (the “Recapitalization Agreement”) or any Related Recapitalization Document;

                    (e)        if Maker shall (i) discontinue its business, (ii) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of Maker or any of its property, (iii) make a general assignment for the benefit of creditors, or (iv) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation laws or statutes, or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, provided, however, that insolvency of Maker shall not constitute a default, or the basis for a default, during the Bridge Period;

                    (f)        if there shall be filed against Maker an involuntary petition seeking reorganization of Maker or the appointment of a receiver, trustee, custodian or liquidator of Maker or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect (any of the foregoing petitions being hereinafter referred to as an “Involuntary Petition”) and such Involuntary Petition shall not have been dismissed within ninety (90) days after it was filed, provided, however, that insolvency of Maker shall not constitute a default, or the basis for a default, during the Bridge Period;

                    (g)        if final judgment(s) for the payment of money in excess of an aggregate of $25,000 (excluding any portion thereof that an insurance company of nationally recognized standing and creditworthiness has agreed to pay) shall be rendered against Maker and the same shall remain undischarged for a period of thirty (30) days;

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EXECUTION VERSION

                    (h)        if there occurs any event that may have a material adverse effect on the business, affairs, prospects, operations, properties, assets, liabilities, structure or condition, financial or otherwise, of the Company (as such business is presently currently conducted and/or as it is proposed to be conducted), or on any material assets or any Intellectual Property or other Collateral developed, owned, controlled, licensed, possessed, or used by Maker, or to which Maker has any right, option, entitlement or claim, provided, however, that ongoing weakening of Maker’s financial condition due to ongoing expenditures and Maker’s failure to obtain equity financing shall not constitute a default, or the basis for a default, during the Bridge Period; or

                    (i)        if Maker deviates, during the period covered by such budget, more than $10,000 in aggregate from the budget included in the Disclosure Schedule (as defined herein), or takes any action or makes any promise, undertaking or commitment that would result in Maker incurring or accumulating payables and/or other financial obligations of any kind, whether current or deferred, direct or indirect, for purposes other than as set forth in budgets expressly agreed to by Holder, and/or in any amounts in excess of the amounts set forth in such agreed budgets, which equal or exceed $10,000 in aggregate, and which have not been approved in writing in advance by Holder.

          4.2      Cross-Default:  Maker acknowledges that the financing contemplated by this Note is part of an integrated Recapitalization Plan, as set forth in the Recapitalization Agreement and the Related Recapitalization Documents.  Maker further acknowledges and agrees that this Note is subject to all terms and conditions set forth in the Recapitalization Agreement and the Related Recapitalization Documents, and that the Recapitalization Agreement and the Related Recapitalization Documents are subject to all of the terms and conditions of this Note.  Maker agrees that any default by Maker under any provision of this Note, the Recapitalization Agreement or any of the Related Recapitalization Documents will constitute a default under each other Related Recapitalization Document and the Recapitalization Agreement.

          4.3      Remedies on Default.

          (a)      Upon each and every such Event of Default and at any time thereafter during the continuance of such Event of Default: (i) any and all indebtedness of Maker to Holder under this Note or otherwise shall immediately become due and payable, both as to principal and interest (including any deferred interest and any accrued and unpaid interest and any Default Interest); and (ii) Holder may exercise all the rights of a creditor under applicable state and/or federal law.

          (b)      In case any one or more Events of Default shall occur and be continuing, and acceleration of this Note or any other indebtedness of Maker to Holder shall have occurred, Holder may, inter alia, proceed to protect and enforce its rights by an action at law, suit in equity and/or other appropriate proceeding, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms hereof or thereof or in furtherance of the exercise of any power granted hereby or thereby or by law.  No right conferred upon Holder by this Note shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

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EXECUTION VERSION

SECTION 5. DEFENSES.

          5.1      No Offsets.  The obligations of Maker under this Note shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason.

          5.2      Usury Limitations.  It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note or any other agreements or instruments between them, in no event shall such agreements or instruments require the payment or permit the collection of interest (which term, for purposes hereof, shall include any amount which, under applicable law, is deemed to be interest, whether or not such amount is characterized by the parties as interest) in excess of the maximum amount permitted by such laws.  If any excess of interest is unintentionally contracted for, charged or received under the Note or under the terms of any other agreement or instrument between the parties, the effective rate of interest shall be automatically reduced to the maximum lawful rate of interest allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction thereof.

SECTION 6.  REPLACEMENT OF NOTE.

          Upon receipt by Maker of reasonable evidence of the loss, theft, destruction, or mutilation of this Note, Maker will deliver a new Note containing the same terms and conditions in lieu of this Note.  Any Note delivered in accordance with the provisions of this Section 6 shall be dated as of the date of this Note.

SECTION 7. EXTENSION OF MATURITY.

          Should the principal of or interest on this Note become due and payable on other than a business day, the due date thereof shall be extended to the next succeeding business day, and, in the case of principal, interest shall be payable thereon at the rate per annum herein specified during such extension.  For the purposes of the preceding sentence, a business day shall be any day that is not a Saturday, Sunday, or legal holiday in the State of Delaware.

SECTION 8. ATTORNEYS’ FEES AND COLLECTION FEES.

          Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, arbitration or mediation, or any settlement of any of the foregoing, Maker agrees to pay, in addition to principal and interest due and payable hereon, all costs of collection, including, without limitation, reasonable attorneys’ fees and expenses, incurred by Holder in collecting or enforcing this Note.

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EXECUTION VERSION

SECTION 9. WAIVERS; CONSENT TO JURISDICTION.

          9.1      Waivers by Maker.  Maker hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note.

          9.2      Actions of Holder not a Waiver.  No delay by Holder in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver or modification of the terms hereof shall be valid unless set forth in writing by Holder and then only to the extent set forth therein.

          9.3      Consent to Jurisdiction.  Maker hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Delaware over any suit, action, or proceeding arising out of or relating to this Note or any other agreements or instruments with respect to Holder.  Maker hereby irrevocably waives, to the fullest extent permitted by law, any objection that Maker may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.  Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon Maker and may be enforced in any court in which Maker is subject to jurisdiction by a suit upon such judgment, provided that service of process is effected upon Maker as provided in this Note or as otherwise permitted by applicable law.

          9.4      Waiver of Jury Trial.  MAKER WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN MAKER AND HOLDER RELATING TO THE SUBJECT MATTER OF THIS NOTE.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS NOTE, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENT OR AGREEMENT RELATING TO THE LOAN.

          9.5      Service of Process.  Maker hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by delivery of a copy thereof by certified mail, postage prepaid, return receipt requested, to Maker, and/or by delivery of a copy thereof to a registered agent of Maker.  Refusal to accept delivery, and/or avoidance of delivery, shall be deemed to constitute delivery.  Maker irrevocably agrees that service in accordance with this Section 9.5 shall be deemed in every respect effective service of process upon Maker in any such suit, action or proceeding, and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon Maker. Nothing in this Section 9.5 shall affect the right of Holder to serve process in any manner otherwise permitted by law or limit the right of Holder otherwise to bring proceedings against Maker in the courts of any jurisdiction or jurisdictions.

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EXECUTION VERSION

SECTION 10. COVENANTS.

          10.1      Affirmative Covenants.  So long as this Note shall remain outstanding:

                      (a)        Office.  Maker shall maintain its principal office, and the majority of its employees, assets and operations, in the United States.

                      (b)        Use of Proceeds.  Maker will use the proceeds from this Note only for the following purposes:

(i)     General operating expenses, expenses for the development and protection of its intellectual property, and other usual and customary commercial and business expenses incurred in pursuing its business plan and strategy, on and after the effective date hereof;

(ii)     Audit expenses and regular and special SEC filing expenses, for audits and filings occurring on or after the effective date hereof, including, without limitation, SEC filings relating to solicitation of any shareholder consents to the recapitalization of Maker; and

(iii)     Expenses of accountants, attorneys, consultants and other professionals (including, without limitation, the expenses of Investor described in Section 4.11 of the Recapitalization Agreement) relating to the recapitalization of Maker, in each case only to the extent that both the nature and the amount of such expenses are in conformity with the budget approved in advance in writing by Holder and included in the Disclosure Schedule.  Maker will not use the proceeds from this Note for any other purpose.  Without limiting the generality of the foregoing, none of the proceeds will be used, without prior written agreement by the Holder, (i) to purchase or carry (or refinance any borrowing, the proceeds of which were used to purchase or carry) any “security” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), (ii) to repay any indebtedness or discharge any obligation to an person or entity, other than trade payables incurred in the ordinary course of business on or after the effective date hereof, and consistent with Maker’s operating plans and budgets fully disclosed to the Holder prior to the Closing, or (iii) to engage in business activities which would cause a violation of 13 CFR 107.720.  This latter limitation prohibits, without limitation, the use of proceeds: (i) directly or indirectly, for providing funds to others; (ii) for the purchase or discounting of debt obligations; (iii) for factoring or long-term leasing of equipment with no provision for maintenance or repair; (iv) for engaging in real estate transactions such that Maker could reasonably be classified under Major Group 65 (Real Estate) of the SIC Manual; (v) for business activities wherein the assets of the business of Maker (the “Business”) will be reduced or consumed, generally without replacement, as the life of the Business progresses, and the nature of the Business does not require that a stream of cash payments be made to the financing sources of the Business, on a basis associated with the continuing sale of assets (examples of such businesses would include real estate development projects, the financing and production of motion pictures, and oil and gas well exploration, development and production); (vi) for a foreign operation; (vii) to provide capital to a

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corporation licensed or sub-licensed under the Small Business Investment Act, (viii) to acquire farm land, (ix) to fund production of a single item or defined limited number of items generally over a defined production period, such production to constitute the majority, of the activities of Maker (examples include electric generating plants), or (x) for any purpose contrary to the public interest (including, but not limited to, activities which are in violation of law) or inconsistent with free competitive enterprise, in each case, within the meaning of Section 107.720 of Title 13 of the Code of Federal Regulations.

                    (c)        Seniority.  Except as otherwise expressly provided, and except for security interests and liens described in items 2, 3 and 4 of Schedule 14.11 of the Disclosure Schedule attached hereto as Exhibit B (the “Disclosure Schedule”), the indebtedness evidenced by this Note:  (i) shall be senior in all respects to all other indebtedness or obligations of Maker of any kind, direct or indirect, contingent or otherwise, other than obligations of Maker owed directly to the state or federal government, and other than any other indebtedness or obligations of Maker to Holder;  (ii) shall not be made subordinate or subject in right of payment to the prior payment of any other indebtedness or obligation of any kind, direct or indirect, contingent or otherwise, other than obligations of Maker owed directly to the state or federal government, and other than any other indebtedness or obligations of Maker to Holder.

                    (d)        No Conflicting Agreements.  Maker shall not enter into any agreement that would materially impair, interfere or conflict with Maker’s obligations hereunder.  Without Holder’s prior written consent, Maker shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way result in the creation of a security interest in any assets of Maker, including without limitation any Collateral (as defined in Exhibit A hereto).

                    (d)        Disclosure of Material Adverse Events.  Within three (3) business days of Maker obtaining knowledge thereof, Maker will notify Holder in writing of any event that may have a material adverse effect on the business, affairs, prospects, operations, properties, assets, liabilities, structure or condition, financial or otherwise, of the Company (as such business is presently conducted and/or as it is proposed to be conducted), or on any material assets or any Intellectual Property or other Collateral developed, owned, controlled, licensed, possessed, or used by Maker, or to which Maker has any right, option, entitlement or claim.  Operating expenditures in the ordinary course of business and in accordance with operating budgets approved by Maker’s Board of Directors and fully disclosed to Holder prior to the effective date hereof shall not be deemed to be material adverse events solely because they weaken Maker’s financial condition in the absence of new equity financing of Maker.

                    (f)         Financial Information.  So long as any principal and/or interest under this Note shall remain outstanding:

                        (i)     Promptly after the end of each fiscal year (but in any event prior to February 28 of each year) and at such other times as Holder may reasonably request, Maker shall deliver to Holder a written assessment, in form and substance satisfactory to Holder, of the economic impact of such Holder’s financing hereunder, specifying the full-time equivalent jobs created or retained in connection with such investment, and the impact of the financing on Maker’s business in terms of revenues and profits and on taxes paid by Maker and its employees.

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                        (ii)     Maker shall provide on a timely basis to Holder all financial information requested from time to time by Holder, including without limitation its quarterly and annual balance sheet and income statement.  Such financial information shall be certified by a member of Maker’s senior management.  Financial information required shall also include such information as is necessary for Holder to file form 468 with the SBA.

                        (iii)     In addition to the information specified in Section 10.1(f)(i) and (ii) above, upon request, Maker agrees promptly to provide Holder with sufficient additional information to permit Holder to comply with (i) its obligations under the Small Business Investment Act of 1958, as amended, and the regulations promulgated thereunder and related thereto and (ii) provide any other information reasonably requested or required by any governmental agency asserting jurisdiction over Holder.

(iv) Maker shall report its cash position and all expenditures and agreements, commitments or undertakings for expenditures to Holder on a bi-weekly basis.

                    (g)        Access.  So long as any principal and/or interest under this Note shall remain outstanding, Maker shall permit Holder and its agents or representatives to visit and inspect Maker’s properties, to examine its books of account and records and to discuss Maker’s affairs, finances and accounts with its officers, all at such times during normal business hours as reasonably may be requested by Holder.  Maker shall allow SBA Examiners access to its books and records, as reasonably required by such Examiners in connection with their annual audits of Holder or for any other legitimate purposes.

                    (h)        SBA Compliance.  Maker acknowledges that Holder is a licensed Small Business Investment Corporation and thereby a participant in the SBIC program of the U. S. Small Business Administration (“SBA”), and as such is subject to the rules, regulations, guidance and direction of the SBA on matters affecting its business and investment practices, and that such rules and regulations affect the business activities and practices of the companies in which Holder makes investments.  Maker shall promptly and fully cooperate with Holder to facilitate both Maker’s and Holder’s compliance with all such SBA rules, regulations, guidance and direction.

                    (i)         Business Activity.  As long as this Note shall remain outstanding, Maker shall make no change in its business activity that would make it or any of its business activities non-compliant with SBA regulations and guidelines.

          10.2      Negative Covenants.  So long as this Note shall remain outstanding:

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                    (a)         Indebtedness.  Maker shall not incur additional indebtedness, beyond the indebtedness already existing as of the date hereof, for borrowed money in excess of $10,000, in aggregate.

                    (b)         Liens.  Maker shall not grant to any person or entity a security interest, lien, license, or other encumbrance of any kind, direct or indirect, contingent or otherwise, in, to or upon any assets of Maker, including, without limitation, any intellectual property of any kind, as defined in Exhibit A hereto (respectively, the “Intellectual Property” and the “Collateral”).

                    (c)         Sale or License of Assets.  Maker shall not sell, lease, transfer, assign or otherwise dispose of or encumber (including, without limitation through licensing or partnering arrangements) or abandon, conceal, injure or destroy any material assets (whether tangible or intangible) of Maker (including, without limitation, any Collateral (as defined in Section 11), other than with the prior written approval of Holder and in the ordinary course of business.

                    (d)         Issuance of Capital Stock.  Except for (a) any transaction pursuant to an Unsolicited Proposal that Maker accepts in accordance with the fiduciary exception provided in Section 3.2 of the Recapitalization Agreement or (b) shares of capital stock issuable upon exercise or conversion of warrants or convertible securities outstanding prior to February 1, 2004, Maker shall not without Holder’s prior written approval: (i) issue any shares of capital stock or other securities, or any instruments exercisable for or convertible into capital stock or other securities, or (ii) make any promises, commitments, undertakings, agreements or letters of intent for any of the issuances described in (i) hereof.

                    (e)         Distributions and Redemptions.  Maker shall not declare or pay any dividends or make any distributions of cash, property or securities of Maker with respect to any shares of its common stock, preferred stock or any other class or series of its stock, or, directly or indirectly (except for repurchases of common stock by Maker in accordance with the terms of employee benefit plans or written agreement between Maker and any of its employees approved by the Board of Directors of Maker prior to February 1, 2004), redeem, purchase, or otherwise acquire for any consideration any shares of its common stock or any other class of its stock.

                    (f)         Hiring.  Maker shall not hire, engage, retain, or agree to hire, engage or retain, any Personnel, except with Holder’s express prior written approval, on a case by case basis.

                    (g)         Severance. Maker shall not enter into, increase, expand, extend, renew or reinstate any severance, separation, retention, change of control or similar agreement with any Personnel, or agree, promise, commit or undertake to do so, except with Holder’s prior written approval, on a case by case basis.

                    (h)         Facilities.  Maker shall not purchase, lease, hire, rent or otherwise acquire directly or indirectly any rights in or to any asset or facility outside of the ordinary course of business in an amount in excess of $10,000, in aggregate, or agree, promise or commit to do so, except in accordance with the Maker’s budget that has been approved by the Maker’s board of directors and the Investor.

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                    (i)        Expenses.  Maker shall make no expenditures in excess of $10,000 in aggregate other than in accordance with a budget pre-approved by Holder. Maker shall not deviate, during the period covered by such budget, more than $10,000 in aggregate from the budget included in the Disclosure Schedule, nor take any action or make any promise, undertaking or commitment that would result in Maker incurring or accumulating payables and/or other financial obligations of any kind, whether current or deferred, direct or indirect, for purposes other than as set forth in budgets expressly agreed to by Holder, and/or in any amounts in excess of the amounts set forth in such agreed budgets, which equal or exceed $10,000 in aggregate, and which have not been approved in writing in advance by Holder.

                    (j)        Other Limitations.

                              (i)     Maker shall not change the nature of its business activity in a manner that would cause a violation of 13 C.F.R. Section 107.720 and/or Section 107.760(b) (including, without limitation, by undertaking real estate, film production or oil and gas exploration activities).  In the event that Maker changes the nature of its business activity such that such change would render Maker ineligible for financing pursuant to applicable SBA rules and regulations, Maker agrees to use its best efforts to facilitate a transfer or redemption of any securities then held by Holder.

                              (ii)     Maker will at all times comply with the non-discrimination requirements of 13 C.F.R. Parts 112, 113 and 117.

                              (ii)     For a period of at least one year after the date of this Note, Maker will locate no more than 49 percent of the employees or tangible assets of Maker outside the United States.

          10.3      Additional Covenant.  Immediately after the effective date of this Note, Maker shall recall all units of Maker’s Tangential Flow Filtration (“TFF”) devices, and all specifications, diagrams, description or other information relating to such TFF devices, or any similar device, from all third parties who may currently have any of the foregoing.  Maker will take all necessary steps to ensure that such recall is effective as quickly as possible, and in no event later than fifteen (15) days after the effective date hereof.   Until the later of the expiration of the Standstill Period (as defined in Section 13 below) or the date on which this Note has been discharged in full, Maker shall not sell, license, loan or otherwise in any way transfer or distribute Maker’s Tangential Flow Filtration (“TFF”) devices or any similar device, or any specifications, diagrams, description or other information about the TFF devices, to any third party, or commit or promise or enter into any understanding of any kind, direct or indirect, contingent or otherwise, to do any of the foregoing in regard to Maker’s TFF devices or any similar device, without the prior written consent of Holder in each case.

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SECTION 11. SECURITY INTEREST.

          11.1      First Priority in All Collateral.  To secure its obligations under this Note whether at stated maturity, by acceleration or otherwise, Maker hereby grants and pledges to Holder a first priority senior security interest in all of Maker’s right, title and interest in, to and under all of Maker’s tangible and intangible property, whether now owned, licensed or held or hereafter acquired, licensed, developed, held or arising, as described in Exhibit A hereto (the “Collateral”), and all proceeds of any kind from any disposition of any such Collateral. Such security interest shall be senior to any security interest in the Collateral granted the holders of  the Management Notes pursuant to any subordination agreement between Holder, the holders of the Management Notes and Maker, and shall be senior to any other security interest of any kind, direct or indirect, contingent or otherwise, in the Collateral except for the security interests and liens described in items 2, 3 and 4 of Schedule 14.11 of the Disclosure Schedule (only to the amounts set forth on such schedule) and any other indebtedness or obligations of Maker to Holder.  If certificates of title are now, or hereafter become, issued or outstanding with respect to any of the Collateral, Maker promptly shall cause the senior security interest of Holder to be properly noted thereon.  Maker agrees that the security interest herein granted has attached and shall continue until Maker’s obligations under this Note have been paid, performed and indefeasibly discharged in full.

          11.2      Rights Cumulative.  The rights and remedies of Holder with respect to the senior security interest granted hereby are in addition to those which are now or may hereafter be available to Holder as a matter of law or equity.  Each right, power and remedy of Holder provided for herein, or now or hereafter existing at law or in equity, shall be cumulative and concurrent and shall be in addition to every right, power and remedy provided for herein, and the exercise by Holder of any one or more of the rights, powers and/or remedies provided for in this Note, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including a grantee, of any or all other rights, powers and/or remedies.

          11.3      Documentation of Security Interest.  Maker shall execute, deliver, file, amend, and re-file any financing statements, instruments (including without limitation stock certificates), continuation statements, assignments, or other security agreements that Holder may require from time to time to confirm the liens arising out of this Note with respect to the Collateral.  Maker agrees to pay all reasonable costs associated with filing and/or re-filing of any financing statements, continuation statements or other security agreements required to perfect and to continue perfection of Holder’s security interest in the Collateral and all reasonable costs required to evidence the first priority of the security interest, including, without limitation, reasonable attorneys’ fees.  Maker authorizes Holder to file financing statements under the UCC with respect to the security interest granted hereby and agrees, upon request of Holder, to promptly and duly execute and deliver any and all such further instruments and documents, and to take such further action, as Holder may reasonably deem necessary or desirable to obtain the full benefits of this grant of security interest.

          11.4      No Conflicting Agreements.  Maker shall not enter into any agreement on or after the effective date of this Note that would materially impair or conflict with Maker’s obligations hereunder without Holder’s prior written consent. Without Holder’s prior written consent, Maker

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shall not permit the inclusion in any material contract to which it becomes a party on or after the effective date of this Note, of any provisions that could or might in any way prevent the creation, perfection and maintenance of a first priority security interest in Maker’s rights and interest in any property included within the definition of the Collateral acquired under such contracts. Maker represents and warrants that, as of the effective date of this Note, there are no existing agreements or undertakings that would materially impair or conflict with Maker’s obligations hereunder or that could or might in any way prevent the creation, perfection and maintenance of a first priority security interest in Maker’s rights and interest in any property included within the definition of the Collateral acquired under such contracts; except for existing equipment leases described in item 2 of Schedule 14.11 and the statutory liens described in items 3 and 4 of the Disclosure Schedule.

          11.5      Notification Requirements.  Within two (2) business days of  any officer, director or employee of Maker obtaining knowledge thereof, Maker will promptly notify Holder in writing of any event that materially adversely affects the value of any material Collateral, the ability of Maker to dispose of any material Collateral, or the rights and remedies of Holder in relation thereto, including the levy of any legal process against any of the Collateral.

          11.6      Foreclosure Remedy.  Notwithstanding anything to the contrary herein or in the Recapitalization Agreement or any other agreement or document, in the event that Maker is unable to pay and discharge this Note in full on the Maturity Date, subject to the compliance with the requirements of the Delaware Uniform Commercial Code, nothing herein or in the Recapitalization Agreement or any other agreement or document shall be deemed to preclude, limit or restrict Holder from requiring the delivery of some or all of the Collateral in full or partial satisfaction of Maker’s obligation under the Note.  Alternatively, Holder may, in its sole discretion, elect to cause some or all of the Collateral to be sold, and the sale proceeds to be used to pay and discharge the Note in full.

SECTION 12.  CONVERSION.

          12.1      Holder’s Election.  Notwithstanding any other provision of this Note or any applicable agreement or document, until, and/or in the absence of, purchases for cash of a minimum of $15 million of Convertible Preferred Stock, by Other Investors (as defined in the Recapitalization Agreement), on the terms and conditions set forth in the Recapitalization Agreement and the Convertible Preferred Stock Term Sheet, Holder may, in its sole discretion, elect to convert any or all of the principal and/or interest due under the Note into any Equity Security and/or Debt Security (each as defined below) and/or any combination thereof, in each case that Holder shall designate in Holder’s sole discretion (the securities so elected being the “Holder Designated Securities”).  Holder may make such determinations from time to time and at any time before this Note has been discharged in full, and, as applicable, at any time on or before the expiration of the thirty (30) day notice period required under this Note in the event the Maker wishes to prepay this Note.  For purposes hereof, (i) the term “Equity Security” means any class or series of equity security, or any combination of classes and/or series of equity securities, of the Maker that have been authorized under the Maker’s certificate of incorporation, as amended and/or restated, including by any certificate of designation (the “Charter”), or any

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new class or series of equity security, or any combination of new and/or existing classes and/or series of equity securities, of the Maker for which the Maker has undertaken any agreement, obligation, promise, commitment or letter of intent to obtain such authorization and (ii) the term “Debt Security” means any evidence of indebtedness of the Maker that the Maker has authorized, created or incurred, or that the Maker has undertaken any agreement, obligation, promise, commitment or letter of intent to authorize, create or incur.

          12.2      Automatic Conversion.  The principal amount of, and accrued and unpaid interest on, this Note shall automatically convert into Convertible Preferred Stock, upon the terms and conditions set forth herein and in the Recapitalization Agreement, only in the event, and upon the closing of, the purchase in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments), on the terms and conditions set forth in the Convertible Preferred Stock Term Sheet, by Other Investors, as defined in the Convertible Preferred Stock Term Sheet, of a minimum of $15 million of Convertible Preferred Stock.

          12.3      Information for Holder’s Election.  Maker shall provide to Holder, within two (2) business days after notice of each request by Holder, all information reasonably requested by Holder in connection with any Equity Securities and/or Debt Securities, to enable Holder to make decisions regarding one or more conversions.  In the event that Maker seeks to prepay this Note, Maker shall deliver to Holder, simultaneously and together with the notice required under Section 2 of this Note of Maker’s interest in prepaying the Note, a summary of all material information, terms and conditions relating to all Equity Securities and Debt Securities (including any “side” letters or agreements or separate agreements).

          12.4      Conversion Price.  The conversion price for any conversion pursuant to Section 12.2 shall be the lowest nominal or effective price per share paid by the Other Investors who acquire such Convertible Preferred Stock (with the exception of shares issuable upon exercise of the Initial Bridge Warrants).  The conversion price for any conversion into any equity or debt security pursuant to Section 12.1 shall be the lowest of (i) the lowest nominal or effective price per share paid by any investor at any time on or after the date one year prior to the Effective Date (with the exception of (x) purchases of up to 35,000 shares of Common Stock pursuant to certain options to purchase, at a purchase price of $0.0001, that were outstanding on the Effective Date and held by members of the Board of Directors, as set forth in Schedule 2.7(d) to the Recapitalization Agreement, and (y) shares issuable upon the exercise of the Initial Bridge Warrants, each of which shall be excluded from consideration under this section), (ii) the lowest nominal or effective price at which any investor is entitled to acquire shares (including, without limitation, through purchase, exchange, conversion or exercise) pursuant to any other security, instrument, or promise, undertaking, commitment, agreement or letter of intent of the Maker outstanding on or after the Effective Date or granted, issued, extended or otherwise made available by the Maker at any time on or after the date one year prior to the Effective Date (regardless of whether currently exercisable or convertible) (with the exception of (x) certain options to purchase up to 35,000 shares of Common Stock at a purchase price of $0.0001 that were outstanding on the Effective Date and held by members of the Board of Directors as set forth in Schedule 2.7(d) to the Recapitalization Agreement, and (y) the Initial Bridge Warrants, each of which shall be excluded from consideration under this section); and (iii) the lesser of $0.10 per share or 35% discount to the average closing price per share of the Common Stock

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during any twenty consecutive trading days (beginning with the twenty consecutive trading days prior to the Effective Date); provided, however, that in no event shall the price per share calculated pursuant to this clause (iii) be less than $.04 per share.  The calculation required by clause (ii) hereof shall initially be based upon Schedule 2.7(d) to the Recapitalization Agreement.  All other rights, preferences, privileges, terms and conditions received by Holder in connection with any conversion and/or any securities issued by the Maker to Holder upon conversion, shall be no less favorable to Holder than the rights, preferences, privileges, terms and conditions any other investor in the Maker has received or is entitled to receive with respect to the security into which Holder is converting pursuant to any other security, instrument, promise, undertaking, commitment, agreement or letter of intent of the Maker, whether or not such rights, preferences, privileges, terms and conditions for any other investor are incorporated into the agreements or documents relating to any conversion or any issuance of the security or other instrument to that investor or are provided separately, at any time on or after one year prior to the Effective Date.  In regard to each conversion hereunder, the Maker hereby agrees to take and/or arrange for all necessary corporate and related action to enable the execution of each such conversion elected by Holder.

          12.5      No Impairment.  Maker shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by Maker under and/or in connection with this Note, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to this Note and in taking all such action as may be necessary or appropriate to protect Holder’s rights, preferences and privileges under and/or in connection with the Note against impairment.  Holder’s rights, preferences and privileges granted under and/or in connection with any Holder Designated Securities may not be amended, modified or waived without the Holder’s prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

SECTION 13.  STANDSTILL, EXCLUSIVITY AND CONFIDENTIALITY.

During the Bridge Period and the Equity Financing Period, as defined in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, but excluding the periods from February 18, 2004 through February 29, 2004 and from March 16, 2004 through the Effective Date (collectively the “Standstill Period”) the parties shall have worked together, and shall continue to work together, in good faith with best efforts to implement the terms of the Recapitalization Agreement, upon which the parties shall have reached binding agreement and which the parties shall have executed as a condition precedent to the execution and funding of this Note.  Except as provided in the fiduciary exception set forth in Section 3.2 of the Recapitalization Agreement, during the Standstill Period, the Maker and its officers, directors, employees, agents, advisers, consultants, partners and collaborators shall work only with Holder and its agents, advisers and consultants, and shall have had, and shall continue to have, no discussions, negotiations and/or communications of any kind with any other parties, regardless of which party initiates or attempts to initiate any such contact or communication, in regard to any potential equity or debt financing of the Maker by parties other than Holder, and/or any joint venture, license, co-development or other business arrangement by or with parties other than

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Holder.  Notwithstanding the fiduciary exception set forth in Section 3.2 of the Recapitalization Agreement, during the Standstill Period, the Maker and its officers, directors, employees, agents, advisers, consultants, partners and collaborators shall maintain confidentiality, and shall not have, and shall continue not to provide copies, excerpts, summaries, descriptions, or communicate in any way with any third parties, either directly or indirectly, as to any aspects of the recapitalization of Maker and/or any financing by Holder, including, without limitation, the identity of the parties involved, any terms of the Recapitalization Agreement, this Note, the Related Recapitalization Documents, the Convertible Preferred Stock or any other matter relating to the recapitalization of Maker, or the progress or status of any activities or processes relating to the recapitalization of Maker; provided, however, nothing herein shall prohibit the Maker from filing this Note, the Recapitalization Agreement and any Related Recapitalization Document with the Securities and Exchange Commission (the “SEC”), if required by the regulations of the SEC (subject to the covenant in Section 2.5(a) of the Recapitalization Agreement).  During the Standstill Period, the Maker shall not make any sales of equipment or other assets of any kind, including, without limitation, any non-essential laboratory equipment, and the Maker shall comply with Section 10.3 in regard to the TFF devices.

SECTION 14. REPRESENTATIONS AND WARRANTIES.

Except as expressly set forth (with reference to a section in this Note) in the Disclosure Schedule attached hereto as Exhibit B, and only to the extent such exceptions are acceptable to Holder in its sole discretion as of the date of this Note, and independently as of the date upon which each additional Note is issued to Holder, and as of the date of each closing, if any, of the Anticipated Equity Financing, Maker represents and warrants to the following:

          14.1      Organization, Good Standing and Qualification.  Maker is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business.  Maker is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, operations, prospects or condition (financial or otherwise).

          14.2      Authorization of Note, Etc.  The execution, delivery and performance by Maker of this Note has been duly authorized by all requisite corporate action by Maker in accordance with Delaware law.  This Note is a valid and binding obligation of Maker, enforceable against Maker in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application effecting enforcements of creditors’ rights or general principles of equity.

          14.3      No Conflicts.  The execution, delivery, performance, issuance, sale and delivery of this Note and the Related Recapitalization Documents, and compliance with the provisions hereof by Maker, will not (a) to the knowledge of Maker, violate any provision of any law, statute, rule or regulation applicable to Maker or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to Maker or any of its properties or assets or (b) conflict with or result in any material breach of any of the terms, conditions or provisions of, or constitute (with notice or lapse of time or both) a

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material default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of, any encumbrance upon any of the material assets of Maker under, the Charter or Bylaws of Maker (as they may be amended to date) or any agreement or instrument to which Maker is a party.  As used herein, “encumbrance” shall mean any liens, charges, encumbrances, equities, claims, options, proxies, pledges, security interests, licenses or other similar rights of any nature.

          14.4      Compliance with Other Instruments.  Maker is not in violation of any term of Maker’s Charter, as amended, including any certificate of designation filed therewith, and/or Maker’s Bylaws.  Maker is not, in any material respect, in violation of any term of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which Maker or any of such Collateral is subject.  To the best of Maker’s knowledge, no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a breach or violation, in any material respect, under any applicable judgments, orders, writs, decrees, federal, state and/or local laws, rules or regulations which would have a material adverse affect on the condition, financial or otherwise, or operations of Maker (as it is currently conducted and as it is proposed to be conducted) or on any material assets or any Intellectual Property or other Collateral owned, controlled, licensed, possessed, and/or used by Maker.  To the best of its knowledge, Maker has avoided every condition, and has not performed any act, the occurrence of which would result in Maker’s loss of any right granted under any license, distribution agreement or other agreement or Maker’s loss of any rights in or to any Collateral.

          14.5      Approvals.  Maker has obtained all necessary permits, authorizations, waivers, consents and approvals of or by, and made all necessary notifications of and/or filings with, all applicable persons (governmental and private), in connection with the execution, delivery, performance, issuance, sale and/or delivery of this Note, the Recapitalization Agreement and the Related Recapitalization Documents, and consummation by Maker of the transactions contemplated hereby and thereby, except as listed in Schedule 14.5

          14.6      Capitalization.  The authorized capital stock of Maker consists of 125,000,000 shares of Common Stock, par value $0.001 per share and 15,000,000 shares of Preferred Stock, par value of $0.001 per share.  As of the date hereof, 19,028,779 shares of Common Stock are issued and outstanding and no shares of preferred stock of any kind are issued and outstanding.  No other shares of any class or series of Maker’s capital stock are authorized and/or issued and outstanding.  All issued and outstanding shares of capital stock of Maker have been duly authorized and validly issued, and are fully paid and non-assessable, and have been offered, sold and delivered by Maker in compliance with all applicable federal and state securities laws.  Except as set forth in Schedule 14.6, no subscription, warrant, option, convertible security, or other right (direct or indirect, contingent or otherwise) to purchase or otherwise acquire any equity securities of Maker is authorized or outstanding, and there is no agreement, promise, commitment, undertaking or letter of intent of any kind (direct or indirect, contingent or otherwise) by Maker to issue any shares, subscriptions, warrants, options, convertible securities, or other such rights, or to distribute to holders of any of its equity securities any evidence of indebtedness or asset.  Except as set forth in Schedule 14.6, Maker has no obligation of any kind (direct or indirect, contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Schedule 14.6 includes a true, accurate and complete statement describing the

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EXECUTION VERSION

total number of shares of Maker outstanding as of the date of this Note (on a fully diluted basis, including, without limitation, all warrants and options outstanding (whether or not currently exercisable), all convertible instruments of any kind (whether or not currently convertible), shares of all classes of stock, and any agreements, promises, commitments, undertakings or letters of intent to issue any of the foregoing.

          14.7      Authorization of the Shares.  Maker has, or before the first closing of the Anticipated Equity Financing hereunder will have, authorized the issuance and sale of a sufficient number of shares of Convertible Preferred Stock, par value $0.001 per share, and Common Stock of the Maker to fully implement the Recapitalization Plan, while maintaining such additional authorized but unissued shares as reasonably determined by Holder to be appropriate. Of such authorized shares, a sufficient number of shares shall be reserved for issuance upon any exercise of the Bridge Warrants and/or Preferred Stock Warrants.  If at any time the number of authorized but unissued shares of Convertible Preferred Stock and/or of Common Stock is not sufficient to effect the conversion of all then outstanding convertible Notes and other instruments, and the exercise of all then outstanding warrants, options and similar instruments, then, in addition to such other remedies as may be available to Holder, including, without limitation, the exercise of Holder’s right of first refusal set forth in Section 2.7(f) of the Recapitalization Agreement, Maker shall take such corporate action as may be necessary to increase its authorized but unissued shares of Convertible Preferred Stock and/or Common Stock to such number of shares as will be sufficient for such purposes.  Such corporate action shall include, without limitation, obtaining all requisite regulatory approvals and any requisite shareholder approval of any necessary amendment to Maker’s Charter.

          14.8      Litigation.  Except as set forth in Schedule 14.8 of the Disclosure Schedule, there is no action, suit, proceeding or investigation pending or, to the knowledge of Maker, currently threatened against Maker, and/or its directors, officers, advisers, agents, properties, assets or business, in each case relating to Maker and/or its business, assets, operations or properties.  Maker is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  There is no action, suit, proceeding or investigation by Maker currently pending or which Maker intends to initiate.

          14.9      No Liens.  Except for liens for the benefit of Holder, created by this Note, the Recapitalization Agreement and/or any of the Related Recapitalization Documents, and except as set forth in Schedule 14.9 of the Disclosure Schedule, none of the material assets of Maker, including the Collateral, are subject to any existing lien, pledge, security interest or other encumbrance of any kind, direct or indirect, contingent or otherwise.

          14.10     Full Disclosure.  Notwithstanding any other provision of this Note, neither this Note, nor any exhibit hereto, nor any written report, certificate, instrument or other information furnished to Holder in connection with the transactions contemplated under and/or in connection with Note contain any material misstatement (including, without limitation, any material omission), or is misleading in any material respect.

          14.11     No Other Security Interests or Other Encumbrances.  Except as set forth in Schedule 14.11 (and only to the amounts set forth on such schedule), there are no existing security interests, pledges, liens or other encumbrances of any kind, direct or indirect, contingent

17

EXECUTION VERSION

or otherwise (including without limitation any licensing or partnering arrangements or agreements), in or relating to any assets of Maker, including, without limitation, any Intellectual Property (as defined herein) or other Collateral.  All existing security interests, pledges, liens or other encumbrances of any kind, other than those set forth in Schedule 14.11 hereto (and only to the amounts set forth on such schedule), are subordinate to the security interest established pursuant to Section 11 hereof, all necessary consents, subordination agreements and waivers, if any, have been obtained, and all amended filings and/or re-filings shall be made immediately upon execution of this Note.

          14.12     “Small Business”.

                              (a)        Small Business Status.  Maker together with its “affiliates” (as that term is defined in Section 121.103 of Title 13 of Code of Federal Regulations (the “Federal Regulations”)) is a “small business concern” within the meaning of the Small Business Investment Act of 1958, as amended (the “Small Business Act” or “SBIA”), and the regulations promulgated thereunder, including Section 121.301(c) of Title 13, Code of Federal Regulations.

                              (b)     Information for SBA Reports.  Maker has delivered and/or will deliver to Holder certain information, set forth by and regarding the Maker and its affiliates in connection with this Note, on SBA Forms 480, 652 and Part A and B of Form 1031.  This information delivered was true, accurate, complete and correct, and any information yet to be delivered will be true, accurate, complete and correct, and in form and substance acceptable to Holder.

                              (c)     Eligibility.  Maker is eligible for financing by any Holder pursuant to Section 107.720 of Title 13 of the Federal Regulations and any other SBA regulations.

          14.13     Intellectual Property.

                    (d)        Definitions. “Intellectual Property” means all foreign and domestic intangible property and rights, owned, licensed, sub-licensed or otherwise obtained by Maker, including, without limitation, (i) inventions, discoveries and ideas, whether patentable or not, and all patents, registrations and applications therefor, including divisions, continuations, continuations-in-part, requests for continued examination, and renewal applications, and including renewals, extensions and reissues (collectively, “Patents”); (ii) confidential and proprietary information, trade secrets and know-how, including without limitation processes, schematics, formulae, drawings, prototypes, models, designs and customer lists (collectively, “Trade Secrets”); (iii) all data, slides, observations, and laboratory results, produced by, for or on behalf of Maker, or which Maker has rights to obtain (collectively, “Data”); (iv) all FDA applications, registrations, filings and other rights (collectively, “FDA Rights”) and all data and documentation supporting or relating thereto; (iv) published and unpublished works of authorship, whether copyrightable or not (including, without limitation, databases and other compilations of information), copyrights therein and thereto, and registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof (collectively, “Copyrights”); (v) trademarks, service marks, brand names, certification marks, collective marks, d/b/a’s, Internet domain names, logos, symbols, data, trade dress, assumed names, fictitious names, trade names, and other indicia of origin, all applications and registrations for the

18

EXECUTION VERSION

foregoing, and all goodwill associated therewith and symbolized thereby, including all extensions, modifications and renewals of same (collectively, “Trademarks”); (vi) all other intellectual property or proprietary rights, including, without limitation, all claims or causes of action arising out of or related to any infringement, misappropriation or other violation of any of the foregoing, including rights to recover for past, present and future violations thereof (collectively, “Other Proprietary Rights”).

“Intellectual Property Contracts” means all agreements involving, relating to or affecting the Intellectual Property, including, without limitation, agreements granting rights to use the Licensed or Sub-Licensed Intellectual Property, agreements granting rights to use Owned Intellectual Property, confidentiality agreements, Trademark coexistence agreements, Trademark consent agreements and non-assertion agreements.

     “Licensed or Sub-Licensed Intellectual Property” means the Intellectual Property that Maker is licensed, sub-licensed or otherwise permitted by other persons or entities to use.

     “Owned Intellectual Property” means the Intellectual Property owned by Maker.

     “Registered” means issued, registered, renewed or the subject of a pending application.

                    (e)        Schedule 14.13 (“Intellectual Property”) sets forth a true and complete list and summary description of (A) all Registered or material Owned Intellectual Property (each identified as a Patent, Trademark, Trade Secret, Copyright or Other Proprietary Right, as the case may be); (B) all Licensed or Sub Licensed Intellectual Property and (C) all Intellectual Property Contracts.

                    (f)        All Intellectual Property is valid, subsisting and enforceable.  No Owned Intellectual Property has been canceled, suspended, adjudicated invalid, not maintained, expired or lapsed, or is subject to any outstanding order, judgment or decree restricting its use or adversely affecting or reflecting Maker’s rights thereto.  No Licensed or Sub-Licensed Intellectual Property has been canceled, suspended, not renewed or extended, adjudicated invalid, not maintained, expired or lapsed, or is subject to any outstanding order, judgment or decree restricting its use or adversely affecting or reflecting Maker’s rights thereto.

                    (g)        The Owned Intellectual Property is owned exclusively by Maker and has been used with all patent, trademark, copyright, confidential, proprietary and other Intellectual Property notices and legends prescribed by law or otherwise permitted.

                    (h)        No suit, action, reissue, reexamination, public protest, interference, opposition, cancellation or other proceeding (collectively, “Suit”) is pending or threatened concerning any claim or position:

                              (i)     that Maker, or another person or entity, has violated any Intellectual Property rights.  To Maker’s best knowledge, Maker is not violating and has not violated any intellectual property rights of any other party.

19

EXECUTION VERSION

                              (ii)     that Maker, or another person or entity, has breached any Intellectual Property Contract.  There exists no event, condition or occurrence which, with the giving of notice or lapse of time, or both, would constitute a breach or default by Maker, or a breach or default by another person or entity, under any Intellectual Property Contract.  No party to any Intellectual Property Contract has given Maker notice of its intention to cancel, terminate or fail to renew any Intellectual Property Contract.

                              (iii)     that the Intellectual Property has been violated or is invalid, unenforceable, unpatentable, unregisterable, cancelable, not owned or not owned exclusively by Maker.  No such claim has been threatened or asserted. To Maker’s best knowledge, no valid basis for any such Suits or claims exists.

                    (i)        To Maker’s best knowledge, no other person or entity is violating, infringing upon or claiming rights incompatible with Maker’s rights to any Intellectual Property.  Maker has provided to Holder copies of all information reasonably available to it relevant to intellectual property rights claimed by third parties and possible infringement thereof including, without limitation, any freedom to practice or freedom to operate opinions.

                    (j)        Except as set forth on Schedule 14.13(j), Maker owns or otherwise holds valid rights to use all Intellectual Property used in its business.

                    (k)        Maker has timely made all filings and payments with the appropriate foreign and domestic agencies and other parties required to maintain in full force and effect all Intellectual Property.  Except as set forth on Schedule 14.13, no due dates for filings or payments concerning the Intellectual Property (including, without limitation, office action responses, affidavits of use, affidavits of continuing use, renewals, requests for extension of time, maintenance fees, application fees and foreign convention priority filings) fall due within ninety (90) days prior to or after the closing, whether or not such due dates are extendable.  Maker is in compliance with all applicable rules and regulations of such agencies and other parties with respect to the Intellectual Property.  All documentation necessary to confirm and effect the Intellectual Property, if acquired from other persons or entities, has been recorded in the United States Patent and Trademark Office, the United States Copyright Office and other official offices.

                    (l)        Maker has undertaken and consistently implemented best efforts to protect the secrecy, confidentiality and value of all non-public Intellectual Property used in its business (including, without limitation, entering into appropriate confidentiality agreements with all officers, directors, employees and other persons or entities with access to such non-public Intellectual Property).  Maker management has not disclosed any such non-public Intellectual Property to any persons or entities other than (i) Maker employees or Maker contractors who had a need to know and use such non-public Intellectual Property in the ordinary course of employment or contract performance, or (ii) prospective customers, and in each case who executed appropriate confidentiality agreements.

20

EXECUTION VERSION

                    (m)        Maker has taken all reasonable measures to confirm that no current or  former Maker employee is or was a party to any confidentiality agreement or agreement not to compete that restricts or forbids, or restricted or forbade at any time during such employee’s employment by Maker, such employee’s performance of Maker’s business, or any other activity that such employee was hired to perform or otherwise performed on behalf of or in connection with such employee’s employment by Maker.

          14.14     SEC Filings; Financial Statements.

          (a)       Maker has delivered or made available to Holder accurate and complete copies of all registration statements, proxy statements and other statements, reports, schedules, forms and other documents filed by the Maker with the SEC since January 1, 2003, and all amendments thereto (the “Maker SEC Documents”).  Except as set forth on Schedule 14.14(a), all statements, reports, schedules, forms and other documents required to have been filed by Maker with the SEC have been so filed on a timely basis.   As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Note, then on the date of such filing):  (i) each of the Maker SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the Maker SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b)       The financial statements (including any related notes) contained in the Maker SEC Documents:  (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that will not, individually or in the aggregate, be material in amount), and (iii) fairly present the consolidated financial position of Maker and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of Maker and its consolidated subsidiaries for the periods covered thereby.

          14.15     Liabilities.  Maker has no accrued, contingent and/or other liabilities of any nature, either mature or immature, as of the Restatement Date other than (i) tax liabilities to the State of Washington in the maximum amount of $492,000, (ii) amounts payable to Cognate and (iii) future lease payments to Benaroya Capital Co. LLC for Maker’s premises lease not yet due, in the aggregate in excess of $450,000, of which $325,000 are currently due payables, $69,000 are the aggregate balances of capital leases payable in monthly installments in the amounts set forth in the budget included in the Disclosure Schedule through the first calendar quarter of 2006, decreasing thereafter, the last of which is fully amortized in May 2007, and $55,000 are accrued vacation and sick pay.

21

EXECUTION VERSION

          14.16     Compliance with All Standstill Provisions.  Maker has complied in all respects with all standstill, exclusivity and confidentiality provisions of (a) this Note, the Recapitalization Agreement and the Related Recapitalization Documents, (b) Section 13 of that certain 10% Convertible, Secured Promissory Note by and between Maker and Holder dated as of February 2, 2004 and (c) Section 13 of that certain 10% Convertible, Secured Promissory Note by and between Maker and Holder dated as of March 1, 2004.

SECTION 15. INDEMNIFICATION

          15.1      Indemnification Agreement.

                    (a)         In addition to all rights and remedies available to Holder at law or in equity, Maker shall indemnify Holder and each subsequent holder of this Note, and their respective affiliates, stockholders, limited partners, general partners, officers, directors, managers, employees, agents, representatives, successors and assigns (collectively, the “Indemnified Persons”) and save and hold each of them harmless against and pay on behalf of or reimburse such party as and when incurred for any loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, tax, penalty, fine or expense (other than any demand, claim, action or cause of action instituted by Maker), including interest, penalties, reasonable attorneys’ fees and expenses, and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, “Losses) which any such party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of:

                         (i)     any material misrepresentation in, or material omission from, or breach of any of the representations, warranties, statements, schedules and/or exhibits hereto, certificates or other instruments or documents furnished to Holder by Maker in connection with this  Note; or

(ii) any material nonfulfillment or material breach of any covenant or agreement on the part of Maker under this Note.

                    (b)         Notwithstanding the foregoing, Maker shall not be liable for any portion of Losses resulting from the gross negligence or willful misconduct of Holder or a subsequent holder of this Note.

                    (c)         Within twenty (20) days after receipt of notice of commencement of any action or the assertion of any claim by a third party, Holder shall give Maker written notice thereof together with a copy of such claim, process or other legal pleading of such claim.  Maker shall have the right to assist in the defense thereof by representation of its own choosing.

          15.2      Survival.  All indemnification rights hereunder shall survive the execution and delivery of this Note and the consummation of the transactions contemplated hereby (i) for a period of two years with respect to representations and warranties made by Maker, and (ii) until fully performed with respect to covenants and agreements made by Maker, regardless of any investigation, inquiry or examination made for or on behalf of, or any knowledge of Holder and/or any of the Indemnified Persons, or the acceptance by Holder of any certificate or opinion.

22

EXECUTION VERSION

          15.3      Payment.  Any indemnification of Holder or any other Indemnified Person by Maker pursuant to this Section 15 shall be effected by wire transfer of immediately available funds from Maker to an account designated by Holder or such other Indemnified Person within fifteen (15) days after the determination thereof.

SECTION 16. INTEGRATION WITH RECAPITALIZATION PLAN

Maker acknowledges and agrees that the funding provided by Holder pursuant to this Note is only being provided as part of an integrated Recapitalization Plan, as set forth in the Recapitalization Agreement.  Maker further acknowledges and agrees that this Note is subject to all terms and conditions set forth in the Recapitalization Agreement.

SECTION 17. MISCELLANEOUS.

          17.1      Notices.  All notices, demands and requests of any kind to be delivered to any party in connection with this Note shall be in writing and shall be deemed to be effective upon delivery if (i) personally delivered, (ii) sent by confirmed facsimile with a copy sent by nationally recognized overnight courier, (iii) sent by nationally recognized overnight courier, or (iv) sent by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

if to Maker:	Northwest Biotherapeutics, Inc.
22322 20th Ave SE, Suite 150
Bothell, WA 98021
Fax: (425) 608 3146
Attn: Alton Boynton

if to Holder:	Toucan Capital Fund II, LP
7600 Wisconsin Avenue
Suite 700
Bethesda, MD 20814
Fax: (240) 497-4060
Attention: Linda F. Powers

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance with the provisions of this Section.

          17.2      Parties In Interest.  This Note shall bind and inure to the benefit of Holder, Maker and their respective successors and permitted assigns.  Maker shall not transfer or assign this Note without the prior written consent of Holder.  Holder may transfer and assign this note without the prior consent of Maker.

          17.3      Entire Agreement.  This Note together with the Disclosure Schedule and the Recapitalization Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto.

23

EXECUTION VERSION

          17.4      Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to principles of conflicts of laws of the State of Delaware or any other state).

          17.5      Headings.  The section and paragraph headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of this Note.

          17.6      Amendments.  No provision of this Note may be amended or waived without the express written consent of both Maker and Holder, provided, however, that Holder may waive any provision hereof that inures to the benefit of Holder without the prior written consent of Maker. Also notwithstanding anything to the contrary, this Note shall be amended as and to the extent necessary to comply with the Small Business Investment Act and all regulations, advice, direction and guidance applicable to SBIC’s.

          17.7      Nature of Obligation.  This Note is being made for business and investment purposes, and not for household or other purposes.

          17.8      Expenses.  Maker shall pay, reimburse or otherwise satisfy, upon demand of Holder, all fees, costs and expenses incurred and/or undertaken, and to be incurred and/or undertaken, by Holder relating to the preparation for, development of and implementation of the Recapitalization Plan set forth in the Recapitalization Agreement, including, without limitation, all due diligence expenses and all expenses relating to the Bridge Funding, the Anticipated Equity Financing and the transactions contemplated thereby and the documentation of the foregoing (including, without limitation all legal fees and expenses and costs incurred and to be incurred in connection with any SBA filings), which shall be satisfied by Maker upon Holder’s demand, including but without limitation upon each closing of the Bridge Funding or Anticipated Equity Financing.  This obligation shall apply regardless of whether or not all of the transactions contemplated in the Recapitalization Agreement close.  At each closing of Bridge Funding and/or Anticipated Equity Financing, at Holder’s sole discretion, and with respect to any or all of such fees, costs and expenses accrued through such closing, Maker shall (a) pay Holder in cash concurrently with such closing (or at Holder’s sole discretion, Investor may withhold such amount from the wire of investment proceeds), (b) issue a Note in the form hereof in principal amount equal to such fees, costs and expenses (which at Holder’s option may instead be evidenced as an increase in the principal amount of any Note issued in connection with such closing); or (c) treat such fees, costs and expenses as an unsecured payable.  At any time following such closing, Holder may require any amounts that it elected to have Maker treat as unsecured amounts payable to be paid in cash or satisfied by issuance of a Note in the principal amount of some or all of such unsecured obligation.

24

EXECUTION VERSION

          IN WITNESS WHEREOF, Maker has caused this Note to be duly executed by its duly authorized person(s) as of the date first written above.

NORTHWEST BIOTHERAPEUTICS, INC.

By: /s/ Alton Boynton

Name: Alton Boynton

Title: President

Consent and Agreement

          Toucan Capital Fund II, L.P. consents to the loan and security interest granted by Maker in the foregoing Note.

TOUCAN CAPITAL FUND II, L.P.

By: /s/ Linda Powers

Name: Linda Powers

Title: Managing Director

25

EXECUTION VERSION

EXHIBIT A

Description of Collateral

[See page 26 of Exhibit A-1 to Annex B-1]

26

EXECUTION VERSION

EXHIBIT B

DISCLOSURE SCHEDULE

[Not filed herewith]

27

Exhibit B to Annex B-1

EXHIBIT B
CONVERTIBLE PREFERRED STOCK TERM SHEET

(See Annex A)

Exhibit C to Annex B-1

EXECUTION VERSION

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

NORTHWEST BIOTHERAPEUTICS, INC.

WARRANT

No. BW-2	April 26, 2004

THIS CERTIFIES THAT, for value received, TOUCAN CAPITAL FUND II, L.P., with its principal office at 7600 Wisconsin Avenue, Suite 700, Bethesda, MD 20814, and/or its designees or assigns (collectively, the “Holder”), is entitled to subscribe for and purchase from NORTHWEST BIOTHERAPEUTICS, INC., a Delaware corporation, with its principal office at 22322 20th Avenue SE, Suite 150, Bothell, Washington 98021  (the “Company”), such number of Exercise Shares as provided herein at the Exercise Price (each subject to adjustment as provided herein). This Warrant is being issued pursuant to the terms of the Recapitalization Agreement, dated April 26, 2004, by and among the Company and the Holder, as amended and/or restated from time to time (the “Recapitalization Agreement”), along with Warrant No. BW-3, to Holder in exchange for Warrant No. BW-1.

           1.       DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings set forth in the Recapitalization Agreement or Related Recapitalization Document, as applicable. As used herein, the following terms shall have the following respective meanings:

                    (a)         “Capital Stock” shall mean the securities for which this Warrant is exercisable as provided in Section 2.2 hereof.

                    (b)         “Denominator Share Price” shall mean $0.05.

                    (c)         “Exercise Period” shall mean the period (a) commencing July 30, 2004 and (b) ending April 26, 2011.

                    (d)         “Exercise Price” shall mean $0.01 per Exercise Share, subject to adjustment pursuant to the terms herein.

                    (e)         “Exercise Shares” shall mean a number of shares of Capital Stock equal to the quotient of (i) 300% (i.e., 3.0) multiplied by the Note Amount, divided by (ii) the Denominator Share Price, subject to adjustment pursuant to the terms herein.

                    (f)         “Note Amount” shall mean $600,000.

           2.        EXERCISE OF WARRANT.The rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period, by delivery of the

1.

EXECUTION VERSION

following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

                    (a)         An executed Notice of Exercise in the form attached hereto;

                    (b)         Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness; and

                    (c)         This Warrant.

          Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of Exercise Shares purchasable hereunder.

          The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

          2.1       Net Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one Exercise Share is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of Exercise Shares computed using the following formula:

X = Y (A-B)
A

Where X =	the number of Exercise Shares to be issued to the Holder

	Y =	the number of Exercise Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, that portion of the Warrant being canceled (at the date of such calculation)

	A =	the fair market value of one Exercise Share (at the date of such calculation)

	B =	Exercise Price (as adjusted to the date of such calculation)

2.

EXECUTION VERSION

          For purposes of the above calculation, the fair market value of one Exercise Share shall be determined by the Company’s Board of Directors in good faith; provided, however, that in the event that this Warrant is exercised pursuant to this Section 2.1 in connection with the Company’s initial public offering of its Common Stock, the fair market value per share shall be the product of (i) the per share offering price to the public of the Company’s initial public offering, and (ii) the number of shares of Common Stock into which each Exercise Share is convertible at the time of such exercise.

          2.2       Securities for Which Warrant is Exercisable.  In the event the Convertible Preferred Stock is approved and authorized, and the terms and conditions are the same as set forth in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, and Other Investors have purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, then, subject to Section 5 hereof, this Warrant shall be exercisable solely for such Convertible Preferred Stock.  However, if, for any reason, such Convertible Preferred Stock is not approved or authorized, and/or is approved or authorized on any terms different than any terms set forth in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, and/or if Other Investors have not purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, this Warrant shall be exercisable for any Equity Security and/or Debt Security and/or any combination thereof, in each case that Holder shall designate in Holder’s sole discretion.

3. COVENANTS OF THE COMPANY.

          3.1       Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of the series of equity securities comprising the Exercise Shares and the Company’s Common Stock to provide for the exercise of the rights represented by this Warrant and the subsequent conversion of the Exercise Shares. If at any time during the Exercise Period the number of authorized but unissued shares of such series of the Company’s equity securities or the Company’s Common Stock shall not be sufficient to permit exercise of this Warrant or the subsequent conversion of the Exercise Shares, then, in addition to such other remedies as may be available to Holder, including, without limitation, the exercise of Holder’s right of first refusal set forth in Section 2.7(f) of the Recapitalization Agreement, the Company will take such corporate action as shall be necessary to increase its authorized but unissued shares of such series of the Company’s equity securities or the Company’s Common Stock, as appropriate, to such number of shares as shall be sufficient for such purposes.

3.

EXECUTION VERSION

          3.2      Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

          3.3      No Impairment. The Company shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under and/or in connection with this Warrant, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to this Warrant and in taking all such action as may be necessary or appropriate to protect Holder’s rights, preferences and privileges under and/or in connection with this Warrant against impairment.  The Holder’s rights, preferences and privileges granted under and/or in connection with this Warrant may not be amended, modified or waived without the Holder’s prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

          3.4      Registration Rights.  The Company agrees that the Underlying Shares (as defined below) shall be “registrable securities” (or terms of similar impact) under any agreement executed by the Company as part of the Anticipated Equity Financing, or any other agreement executed by the Company in lieu of, and/or in addition to, the Anticipated Equity Financing, in each case, for purposes of providing registration rights under the Act to holders of shares of Capital Stock, and the Company shall ensure that any such agreement conforms with the requirements of this Section 3.4.  Such registration rights may not be amended, modified or waived without the prior written consent of the Holder.

          4.       REPRESENTATIONS OF HOLDER.

                    4.1     Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant, the Exercise Shares and the shares of Common Stock issuable upon conversion of the Exercise Shares (the “Underlying Shares”) solely for its account for investment and not with a view to or for sale or distribution of said Warrant, Exercise Shares or Underlying Shares, or any part thereof except in compliance with applicable federal and state securities laws. The Holder also represents that the entire legal and beneficial interests of the Warrant, the Exercise Shares and the Underlying Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

                    4.2     Securities Are Not Registered.

                              (a)     The Holder understands that the Warrant, the Exercise Shares and the Underlying Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected by the Holder. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a

4.

EXECUTION VERSION

distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

                              (b)     The Holder recognizes that the Warrant, the Exercise Shares and the Underlying Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available; provided, however, the parties acknowledge and agree that the Company has an obligation to register the Underlying Shares as provided in the Recapitalization Agreement and the Convertible Preferred Stock Term Sheet.

                              (c)     The Holder is aware that neither the Warrant, the Exercise Shares nor the Underlying Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

                    4.3     Disposition of Warrant, Exercise Shares and Underlying Shares.

                              (a)     The Holder further agrees not to make any disposition of all or any part of the Warrant, the Exercise Shares or the Underlying Shares in any event unless and until:

                                        (i)     The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

                                        (ii)     There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                                        (iii)     The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and such disposition shall not be contrary to any applicable federal and/or state securities laws.

                              (b)     The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

                    4.4     Accredited Investor Status. The Holder is an “accredited investor” as defined in Regulation D promulgated under the Act.

5.

EXECUTION VERSION

          5.       ADJUSTMENT OF EXERCISE PRICE AND EXERCISE SHARES.

                    5.1     Changes in Securities. In the event of changes in the series of equity securities of the Company comprising the Exercise Shares by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of Exercise Shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. For purposes of this Section 5, the “Aggregate Exercise Price” shall mean the aggregate Exercise Price payable in connection with the exercise in full of this Warrant. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

                    5.2     Automatic Conversion. Upon the automatic conversion of all outstanding shares of the series of equity securities comprising the Exercise Shares into Common Stock, if applicable, this Warrant shall become exercisable for that number of shares of Common Stock of the Company into which the Exercise Shares would then be convertible, so long as such shares, if this Warrant had been exercised prior to such offering, would have been converted into shares of the Company’s Common Stock pursuant to the Company’s Certificate of Incorporation. In such case, all references to “Exercise Shares” shall mean shares of the Company’s Common Stock issuable upon exercise of this Warrant, as appropriate.

                    5.3     Dilutive Issuances.  If at any time prior to exercise of this Warrant, the Company issues or sells, or is deemed to have issued or sold, additional shares of Capital Stock for a nominal or effective price less than the then effective Exercise Price (a “Dilutive Issuance”), then and in each such case, the then existing Exercise Price shall be reduced, as of the opening of business on the date of such issue or sale, to the price at which such shares are issued or sold, or deemed to be issued or sold.  For purposes of this Section 5.3, the Company will be deemed to have issued or sold additional shares of Capital Stock if it issues any security or instrument convertible, exercisable or exchangeable for Capital Stock, or if it promises, undertakes, commits, agrees or enters into any letter of intent to do so. Notwithstanding the foregoing, (i) no further adjustment of the Exercise Price shall be made as a result of the actual issuance of shares of Capital Stock upon the conversion, exercise or exchange of any such instrument or in satisfaction of any such undertaking, commitment, agreement or letter of intent, and (ii) no adjustment of the Exercise Price shall be made as a result of the actual issuance of any shares of Common Stock pursuant to the exercise of those certain options to purchase up to 35,000 shares of Common Stock at a purchase price of $0.0001 per share that were outstanding on April 26, 2004 and held by members of the Board of Directors of the Company.

                    5.4     Certificate of Adjustments.  Upon each adjustment of the Exercise Price and/or Exercise Shares, the Company shall promptly notify the Holder in writing and furnish the Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based.

6.

EXECUTION VERSION

          6.       FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) to be issued upon exercise of this Warrant shall be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of one Exercise Share by such fraction.

          7.       TRANSFER OF WARRANT. Subject to applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at any time or times by the Holder, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign a customary investment letter in form and substance reasonably satisfactory to the Company.

          8.       LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

9. AMENDMENT. Any term of this Warrant may be amended or waived only with the written consent of the Company and the Holder.

          10.      NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given upon actual delivery to the recipient.  All communications shall be sent to the Company and to the Holder at the addresses listed on the signature page hereof or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

          11.      GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware without giving effect to conflicts of laws principles.

[Signature Page Follows]

7.

EXECUTION VERSION

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

NORTHWEST BIOTHERAPEUTICS, INC.

By: /s/ Alton Boynton

Name: Alton Boynton

Title: President

Address: 22322 20th Avenue SE Suite 150 Bothell, WA 98021 Fax: (425) 608-3146

ACKNOWLEDGED AND AGREED:

TOUCAN CAPITAL FUND II, L.P.

By: /s/ Linda Powers

Name: Linda Powers

Title: Managing Director

Address: 7600 Wisconsin Avenue
Suite 700
Bethesda, MD 20814
Fax: (240) 497-4060

[SIGNATURE PAGE TO WARRANT NO. BW-2]

EXECUTION VERSION

NOTICE OF EXERCISE

TO: NORTHWEST BIOTHERAPEUTICS, INC.

          (1)     ☐     The undersigned hereby elects to purchase ________ shares of ___________ (the “Exercise Shares”) of NORTHWEST BIOTHERAPEUTICS, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

¡

The undersigned hereby elects to purchase ________ shares of __________ (the “Exercise Shares”) of NORTHWEST BIOTHERAPEUTICS, Inc. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

          (2)     Please issue a certificate or certificates representing said Exercise Shares in the name of the undersigned or in such other name as is specified below:

________________________
(Name)
________________________
________________________
(Address)

          (3)     The undersigned represents that (i) the aforesaid Exercise Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in accordance with applicable federal and state securities laws; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that Exercise Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Exercise Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Exercise Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition or unless such transaction is in compliance with applicable federal and state securities laws.

1.

EXECUTION VERSION

(Date)	(Signature)

(Print name)

2.

EXECUTION VERSION

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)

Dated: __________, 20__

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

3.

Exhibit C-1 to Annex B-1

EXECUTION VERSION

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

NORTHWEST BIOTHERAPEUTICS, INC.

WARRANT

No. BW-3	June 11, 2004

THIS CERTIFIES THAT, for value received, TOUCAN CAPITAL FUND II, L.P., with its principal office at 7600 Wisconsin Avenue, Suite 700, Bethesda, MD 20814, and/or its designees or assigns (collectively, the “Holder”), is entitled to subscribe for and purchase from NORTHWEST BIOTHERAPEUTICS, INC., a Delaware corporation, with its principal office at 22322 20th Avenue SE, Suite 150, Bothell, Washington 98021  (the “Company”), such number of Exercise Shares as provided herein at the Exercise Price (each subject to adjustment as provided herein). This Warrant is being issued pursuant to the terms of the Recapitalization Agreement, dated April 26, 2004, by and among the Company and the Holder, as amended and/or restated from time to time (the “Recapitalization Agreement”), along with Warrant No. BW-2, to Holder in exchange for Warrant No. BW-1.

1.     DEFINITIONS.Capitalized terms used but not defined herein shall have the meanings set forth in the Recapitalization Agreement or Related Recapitalization Document, as applicable. As used herein, the following terms shall have the following respective meanings:

                    (a)     “Capital Stock” shall mean the securities for which this Warrant is exercisable as provided in Section 2.2 hereof.

                    (b)     “Denominator Share Price” shall mean $0.05.

                    (c)     “Exercise Period” shall mean the period (a) commencing July 30, 2004 and (b) ending June 11, 2011.

                    (d)     “Exercise Price” shall mean $0.01 per Exercise Share, subject to adjustment pursuant to the terms herein.

                    (e)     “Exercise Shares” shall mean a number of shares of Capital Stock equal to the quotient of (i) 300% (i.e., 3.0) multiplied by the Note Amount, divided by (ii) the Denominator Share Price, subject to adjustment pursuant to the terms herein.

                    (f)     “Note Amount” shall mean $500,000.

          2.       EXERCISE OF WARRANT.The rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period, by delivery of the

1.

EXECUTION VERSION

following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

                    (a)     An executed Notice of Exercise in the form attached hereto;

                    (b)     Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness; and

                    (c)     This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of Exercise Shares purchasable hereunder.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

          2.1     Net Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one Exercise Share is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of Exercise Shares computed using the following formula:

X = Y (A-B)
A

Where X =	the number of Exercise Shares to be issued to the Holder

	Y =	the number of Exercise Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, that portion of the Warrant being canceled (at the date of such calculation)

	A =	the fair market value of one Exercise Share (at the date of such calculation)

	B =	Exercise Price (as adjusted to the date of such calculation)

2.

EXECUTION VERSION

          For purposes of the above calculation, the fair market value of one Exercise Share shall be determined by the Company’s Board of Directors in good faith; provided, however, that in the event that this Warrant is exercised pursuant to this Section 2.1 in connection with the Company’s initial public offering of its Common Stock, the fair market value per share shall be the product of (i) the per share offering price to the public of the Company’s initial public offering, and (ii) the number of shares of Common Stock into which each Exercise Share is convertible at the time of such exercise.

          2.2      Securities for Which Warrant is Exercisable. In the event the Convertible Preferred Stock is approved and authorized, and the terms and conditions are the same as set forth in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, and Other Investors have purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, then, subject to Section 5 hereof, this Warrant shall be exercisable solely for such Convertible Preferred Stock.  However, if, for any reason, such Convertible Preferred Stock is not approved or authorized, and/or is approved or authorized on any terms different than any terms set forth in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, and/or if Other Investors have not purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, this Warrant shall be exercisable for any Equity Security and/or Debt Security and/or any combination thereof, in each case that Holder shall designate in Holder’s sole discretion.

          3.      COVENANTS OF THE COMPANY.

                    3.1     Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of the series of equity securities comprising the Exercise Shares and the Company’s Common Stock to provide for the exercise of the rights represented by this Warrant and the subsequent conversion of the Exercise Shares. If at any time during the Exercise Period the number of authorized but unissued shares of such series of the Company’s equity securities or the Company’s Common Stock shall not be sufficient to permit exercise of this Warrant or the subsequent conversion of the Exercise Shares, then, in addition to such other remedies as may be available to Holder, including, without limitation, the exercise of Holder’s right of first refusal set forth in Section 2.7(f) of the Recapitalization Agreement, the Company will take such corporate action as shall be necessary to increase its authorized but unissued shares of such series of the Company’s equity securities or the Company’s Common Stock, as appropriate, to such number of shares as shall be sufficient for such purposes.

3.

EXECUTION VERSION

                    3.2     Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

                    3.3     No Impairment. The Company shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under and/or in connection with this Warrant, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to this Warrant and in taking all such action as may be necessary or appropriate to protect Holder’s rights, preferences and privileges under and/or in connection with this Warrant against impairment.  The Holder’s rights, preferences and privileges granted under and/or in connection with this Warrant may not be amended, modified or waived without the Holder’s prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

                    3.4     Registration Rights. The Company agrees that the Underlying Shares (as defined below) shall be “registrable securities” (or terms of similar impact) under any agreement executed by the Company as part of the Anticipated Equity Financing, or any other agreement executed by the Company in lieu of, and/or in addition to, the Anticipated Equity Financing, in each case, for purposes of providing registration rights under the Act to holders of shares of Capital Stock, and the Company shall ensure that any such agreement conforms with the requirements of this Section 3.4.  Such registration rights may not be amended, modified or waived without the prior written consent of the Holder.

          4.     REPRESENTATIONS OF HOLDER.

                    4.1     Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant, the Exercise Shares and the shares of Common Stock issuable upon conversion of the Exercise Shares (the “Underlying Shares”) solely for its account for investment and not with a view to or for sale or distribution of said Warrant, Exercise Shares or Underlying Shares, or any part thereof except in compliance with applicable federal and state securities laws. The Holder also represents that the entire legal and beneficial interests of the Warrant, the Exercise Shares and the Underlying Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

                    4.2     Securities Are Not Registered.

                              (a)     The Holder understands that the Warrant, the Exercise Shares and the Underlying Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected by the Holder. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a

4.

EXECUTION VERSION

distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

                              (b)     The Holder recognizes that the Warrant, the Exercise Shares and the Underlying Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available; provided, however, the parties acknowledge and agree that the Company has an obligation to register the Underlying Shares as provided in the Recapitalization Agreement and the Convertible Preferred Stock Term Sheet.

                              (c)     The Holder is aware that neither the Warrant, the Exercise Shares nor the Underlying Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

                    4.3     Disposition of Warrant, Exercise Shares and Underlying Shares.

                              (a)     The Holder further agrees not to make any disposition of all or any part of the Warrant, the Exercise Shares or the Underlying Shares in any event unless and until:

                                        (i)     The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

                                        (ii)     There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                                        (iii)     The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and such disposition shall not be contrary to any applicable federal and/or state securities laws.

                              (b)     The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

          4.4     Accredited Investor Status. The Holder is an “accredited investor” as defined in Regulation D promulgated under the Act.

5.

EXECUTION VERSION

          5.       ADJUSTMENT OF EXERCISE PRICE AND EXERCISE SHARES.

                    5.1     Changes in Securities. In the event of changes in the series of equity securities of the Company comprising the Exercise Shares by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of Exercise Shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. For purposes of this Section 5, the “Aggregate Exercise Price” shall mean the aggregate Exercise Price payable in connection with the exercise in full of this Warrant. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

                    5.2     Automatic Conversion. Upon the automatic conversion of all outstanding shares of the series of equity securities comprising the Exercise Shares into Common Stock, if applicable, this Warrant shall become exercisable for that number of shares of Common Stock of the Company into which the Exercise Shares would then be convertible, so long as such shares, if this Warrant had been exercised prior to such offering, would have been converted into shares of the Company’s Common Stock pursuant to the Company’s Certificate of Incorporation. In such case, all references to “Exercise Shares” shall mean shares of the Company’s Common Stock issuable upon exercise of this Warrant, as appropriate.

                    5.3     Dilutive Issuances.  If at any time prior to exercise of this Warrant, the Company issues or sells, or is deemed to have issued or sold, additional shares of Capital Stock for a nominal or effective price less than the then effective Exercise Price (a “Dilutive Issuance”), then and in each such case, the then existing Exercise Price shall be reduced, as of the opening of business on the date of such issue or sale, to the price at which such shares are issued or sold, or deemed to be issued or sold.  For purposes of this Section 5.3, the Company will be deemed to have issued or sold additional shares of Capital Stock if it issues any security or instrument convertible, exercisable or exchangeable for Capital Stock, or if it promises, undertakes, commits, agrees or enters into any letter of intent to do so. Notwithstanding the foregoing, (i) no further adjustment of the Exercise Price shall be made as a result of the actual issuance of shares of Capital Stock upon the conversion, exercise or exchange of any such instrument or in satisfaction of any such undertaking, commitment, agreement or letter of intent, and (ii) no adjustment of the Exercise Price shall be made as a result of the actual issuance of any shares of Common Stock pursuant to the exercise of those certain options to purchase up to 35,000 shares of Common Stock at a purchase price of $0.0001 per share that were outstanding on April 26, 2004 and held by members of the Board of Directors of the Company.

                    5.4     Certificate of Adjustments.  Upon each adjustment of the Exercise Price and/or Exercise Shares, the Company shall promptly notify the Holder in writing and furnish the Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based.

6.

EXECUTION VERSION

          6.     FRACTIONAL SHARES.No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) to be issued upon exercise of this Warrant shall be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of one Exercise Share by such fraction.

          7.     TRANSFER OF WARRANT.Subject to applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at any time or times by the Holder, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign a customary investment letter in form and substance reasonably satisfactory to the Company.

          8.     LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

          9.     AMENDMENT. Any term of this Warrant may be amended or waived only with the written consent of the Company and the Holder.

          10.     NOTICES, ETC.All notices required or permitted hereunder shall be in writing and shall be deemed effectively given upon actual delivery to the recipient.  All communications shall be sent to the Company and to the Holder at the addresses listed on the signature page hereof or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

          11.     GOVERNING LAW.This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware without giving effect to conflicts of laws principles.

[Signature Page Follows]

7.

EXECUTION VERSION

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

NORTHWEST BIOTHERAPEUTICS, INC.

By: /s/ Alton Boynton

Name: Alton Boynton

Title: President

Address: 22322 20th Avenue SE Suite 150 Bothell, WA 98021 Fax: (425) 608-3146

ACKNOWLEDGED AND AGREED:

TOUCAN CAPITAL FUND II, L.P.

By: /s/ Linda Powers

Name: Linda Powers

Title: Managing Director

Address: 7600 Wisconsin Avenue
Suite 700
Bethesda, MD 20814
Fax: (240) 497-4060

[SIGNATURE PAGE TO WARRANT NO. BW-3]

EXECUTION VERSION

NOTICE OF EXERCISE

TO: NORTHWEST BIOTHERAPEUTICS, INC.

(1)     ☐     The undersigned hereby elects to purchase ________ shares of ___________ (the “Exercise Shares”) of NORTHWEST BIOTHERAPEUTICS, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

          ☐      The undersigned hereby elects to purchase ________ shares of __________ (the “Exercise Shares”) of NORTHWEST BIOTHERAPEUTICS, Inc. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2)     Please issue a certificate or certificates representing said Exercise Shares in the name of the undersigned or in such other name as is specified below:

________________________
(Name)
________________________
________________________
(Address)

(3)     The undersigned represents that (i) the aforesaid Exercise Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in accordance with applicable federal and state securities laws; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that Exercise Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Exercise Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Exercise Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition or unless such transaction is in compliance with applicable federal and state securities laws.

(Date)	(Signature)

(Print name)

2.

EXECUTION VERSION

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR  VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)
Address:

(Please Print)

Dated:	________, 20____

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

3.

EXECUTION VERSION

Exhibit D to Annex B-1

[See Annex C]

EXECUTION VERSION

EXHIBIT E TO ANNEX B-1

FORM OF SUBORDINATION AGREEMENT

          This Subordination Agreement (this “Agreement”) dated April 26, 2004, is between _______________ (“Junior Creditor”), TOUCAN CAPITAL FUND II, L.P. (“Senior Creditor”) and Northwest Biotherapeutics, Inc., a Delaware corporation (“Borrower”).

Recitals

          A.       Borrower has requested and/or obtained credit from Senior Creditor which may be secured by its assets and property.

          B.        Junior Creditor has previously extended credit to Borrower and/or may later extend other credit to Borrower.

          C.       To induce Senior Creditor to extend credit to Borrower and make further extensions of credit to or for Borrower, or to purchase or extend credit pursuant to any instrument or writing on which Borrower is liable or to grant renewals or extensions of any loan, extension of credit, purchase, or other accommodation Junior Creditor is willing to subordinate: (i) all of Borrower’s indebtedness and obligations to Junior Creditor, existing now or later (the “Subordinated Debt”) to all of Borrower’s indebtedness and obligations to Senior Creditor; and (ii) all of Junior Creditor’s security interests, to all of Senior Creditor’s security interests in the Borrower’s property.

THE PARTIES AGREE AS FOLLOWS:

          1.       Junior Creditor subordinates to Senior Creditor any security interest, lien or encumbrance that it has in any Collateral of Borrower (as defined in the Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note dated April 26, 2004 between Borrower and Senior Creditor, the “Loan Agreement”). Despite attachment or perfection dates of Junior Creditor’s security interest and Senior Creditor’s security interest, Senior Creditor’s security interest in the Collateral is prior to and senior to Junior Creditor’s security interest.

          2.       All Subordinated Debt payments are subordinated to all of Borrower’s obligations to Senior Creditor existing now or later, together with collection costs of the Obligations (including attorneys’ fees) including, but not limited to, interest accruing after any bankruptcy, reorganization, or similar proceeding and all obligations under the Loan Agreement (the “Senior Debt”).

          3.       Junior Creditor will not:

                    (a)     demand or receive from Borrower (and Borrower will not pay) any part of the Subordinated Debt, by payment, prepayment, or otherwise,

                    (b)     exercise any remedy against Borrower or the Collateral, or

1

EXECUTION VERSION

                    (c)     accelerate the Subordinated Debt, or begin or participate in any action against Borrower, until all the Senior Debt is paid.  This does not prohibit Junior Creditor from converting any Subordinated Debt into equity securities of Borrower, whether voluntarily or automatically pursuant to the provisions of the Subordinated Debt.

          4.       Junior Creditor must deliver to Senior Creditor in the form received (except for endorsement or assignment by Junior Creditor) any payment, distribution, security or proceeds it receives on the Subordinated Debt other than according to this Agreement.

          5.       These provisions remain in full force and effect, despite Borrower’s bankruptcy, insolvency, reorganization, assignment for the benefit of creditors, or any case or proceeding under any bankruptcy, insolvency or similar law, and Senior Creditor’s claims against Borrower and Borrower’s estate will be fully paid before any payment is made to Junior Creditor.

          6.       Until the Senior Debt is paid, Junior Creditor irrevocably appoints Senior Creditor as its attorney-in-fact, with power of attorney with power of substitution, in Junior Creditor’s name or in Senior Creditor’s name, for Senior Creditor’s use and benefit without notice to Junior Creditor, to do, if the Senior Creditor so desires at its sole discretion, the following in any bankruptcy, insolvency or similar proceeding involving Borrower:

                    (a)     file any claims for the Subordinated Debt for Junior Creditor if Junior Creditor does not do so at least 30 days before the time to file claims expires, and

                    (b)     accept or reject any plan of reorganization or arrangement for Junior Creditor and vote Junior Creditor’s claims in respect of the Subordinated Debt in any way it chooses.

          7.       Junior Creditor will immediately put a legend on the Subordinated Debt instruments that the instruments are subject to this Agreement.  Other than as provided in that certain First Amendment to Convertible Secured Promissory Note dated of even date herewith by and between Junior Creditor and Borrower, no amendment of the Subordinated Debt documents will modify this Agreement in any way that terminates or impairs the subordination of the Subordinated Debt or the subordination of the security interest or lien that Senior Creditor has in Borrower’s property.  For example, instruments may not be amended to (a) increase the interest rate of the Subordinated Debt, or (b) accelerate payment of principal or interest or any other portion of the Subordinated Debt.

          8.       This Agreement is effective for so long as Borrower owes any amounts to Senior Creditor.  If, after full payment of the Senior Debt, Senior Creditor must disgorge any payments made on the Senior Debt, this Agreement, and the relative rights and priorities provided in it, will be reinstated as to all disgorged payments as though the payments had not been made, and Junior Creditor will immediately pay Senior Creditor all payments received under the Subordinated Debt to the extent the payments would have been prohibited under this Agreement.  At any time, without notice to Junior Creditor, Senior Creditor may take actions it considers appropriate on the Senior Debt such as terminating advances, increasing the principal, extending the time of payment, increasing interest rates, renewing, compromising or otherwise amending any documents affecting the Senior Debt and any collateral securing the Senior Debt,

2

EXECUTION VERSION

and enforcing or failing to enforce any rights against Borrower or any other person. No action or inaction will impair or otherwise affect Senior Creditor’s rights under this Agreement. Junior Creditor waives any benefits that it has that permit a subordinating creditor to assert suretyship and/or similar defenses or that give the subordinating creditor rights to require a senior creditor to marshal assets.  Junior Creditor will not assert any such defense or right.

          9.       This Agreement binds Junior Creditor, its successors and assigns, and benefits Senior Creditor’s successors and assigns. This Agreement is for Junior Creditor’s and Senior Creditor’s benefit and not for the benefit of Borrower or any other party.  If Borrower is refinancing any of the Senior Debt with a new lender, upon Senior Creditor’s request of Junior Creditor, Junior Creditor will enter into a new subordination agreement with the new lender on substantially the terms of this Agreement.

          10.      This Agreement may be executed in two or more counterparts, each of which is an original and all of which together constitute one instrument.

          11.      Delaware law governs this Agreement without regard to principles of conflicts of law.  Junior Creditor and Senior Creditor each submit to the exclusive jurisdiction of the State and Federal courts in Delaware.  JUNIOR CREDITOR AND SENIOR CREDITOR EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF THIS AGREEMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT.  EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

          12.      This Agreement is the entire agreement about this subject matter, and supersedes all prior or other negotiations or agreements.  Junior Creditor is not relying on any representations by Senior Creditor or Borrower in entering into this Agreement.  Junior Creditor will keep itself informed of Borrower’s financial and other condition.  This Agreement may be amended only by written instrument signed by Junior Creditor and Senior Creditor.

“Junior Creditor”	“Senior Creditor”

TOUCAN CAPITAL FUND II, L.P.

Name

By:

Title:

“Borrower”

NORTHWEST BIOTHERAPEUTICS, INC.

By:

Title:

3

EXECUTION VERSION

Exhibit F to Annex B-1

EXHIBIT F

FORM OF CONSENT TO LOAN AND AMENDMENT OF
SECURITY AGREEMENT

          This Agreement is made by Northwest Biotherapeutics, Inc. (the “Company”) and the undersigned, a holder of one of a series of secured convertible promissory notes issued by the Company dated November 13, 2003 in the aggregate principal amount of $335,000 (the “Notes”) and a party to a Security Agreement dated November 13, 2003 among the Company, the undersigned and other holders of the Notes (the “Security Agreement”).

          The Company has previously borrowed the principal amount of $50,000 from Toucan Capital Fund II, L.P. (“Toucan”), in accordance with the terms of a 10% Convertible Promissory Note dated February 2, 2004, which loan was made on an unsecured basis to the Company (the “First Toucan Note”).  The Company borrowed an additional $50,000 from Toucan in accordance with the terms of a 10% Convertible Secured Promissory Noted dated March 1, 2004 (the “Second Toucan Note”), which was secured by security interest in all the Company’s assets in favor of Toucan and which security interest was pari passu with and of equal priority to the security interest granted by the Company to the undersigned and the other holders of the Notes (collectively the “Noteholders”) pursuant to the Security Agreement to secure the Notes.

          The undersigned consented to both the First Toucan Note and the Second Toucan Note pursuant to a Consent dated on or about February 2, 2004 and a Consent to Loan and Amendment of Security Agreement dated on or about March 1, 2004 (the “Consent and Amendment”).

          Pursuant to a Recapitalization Agreement between the Company and Toucan, the Company desires to borrow an additional $500,000 from Toucan and to consolidate the aggregate $100,000 principal balance and accrued interest of the First Toucan Note and the Second Toucan Note in a new Loan Agreement, Security Agreement and 10% Convertible Secured Promissory Note (the “Third Toucan Note”, a copy of which is attached hereto as Exhibit A), and to grant a security interest in all the Company’s assets in favor of Toucan, in accordance with the terms of the Third Toucan Note.

          Pursuant to the Recapitalization Agreement, Toucan and/or its designees (“Toucan Designees”) may in their discretion loan additional amounts beyond the Third Toucan Note to the Company on such terms as the Company and Toucan and/or Toucan Designees may agree including a security interest in all the Company’s assets.  The Third Toucan Note together with any additional amounts that may be borrowed by the Company from Toucan and/or Toucan Designees are herein referred to as the “Bridge Financing.”  The Company will issue warrants to acquire Company securities in connection with the issuance of the Third Toucan Note, any further Bridge Financing and certain equity financing as contemplated in the Recapitalization Agreement (collectively the “Warrants”) to Toucan and/or Toucan Designees (collectively “Investor”).

1

EXECUTION VERSION

          In connection with the Third Toucan Note, the undersigned will either enter into a Subordination Agreement with Toucan pursuant to which the undersigned will subordinate its security interest securing the undersigned’s Note or an Intercreditor Agreement pursuant to which the undersigned will retain a security interest that will be pari passu with and of equal priority to, the security interest granted by the Company to Toucan pursuant to the Third Toucan Note and with respect to any other indebtedness of the Company to Toucan.

          Section 4.4 of the Security Agreement states that the Company (x) will not incur, create or permit to exist any Lien on any of the Collateral and will defend, at its own expense, the Collateral against, and will take such other action as is necessary to remove any Lien or claim on or to the Collateral, and (y) will defend the right, title and interest of the Lenders in and to any of the Collateral against the claims and demands of all persons whomsoever.

          In addition, Section 4.12 of the Security Agreement states, among other things, that the Company shall not create, incur, assume or suffer to exist any indebtedness (exclusive of trade debt) whether secured or unsecured other than the Company’s indebtedness to Lenders.

          Section 6 of the Security Agreement states the Security Interest granted hereunder upon the Collateral shall be senior to and have priority over all debt of the Company.

          In connection with the Bridge Financing and the grant of a security interest by the Company to Toucan and/or Toucan Designees to secure the Third Toucan Note and any further Bridge Financing and the issuance of the Warrants, the undersigned consents and agrees to the following:

          (1)     Pursuant to Section 9.4 of the Security Agreement, the undersigned hereby consents to and approves of the amendment, modification, termination or waiver of any provision of the Security Agreement or Notes as may be necessary to permit and authorize:

                    (a)     the Third Toucan Note, all further Bridge Financing and the Warrants and the Company’s issuance and performance of its obligations under the Third Toucan Note and any further notes or agreements related to any other Bridge Financing and the Warrants; and

                    (b)     the Company’s grant to Toucan and/or to Toucan Designees of a security interest in “Collateral” (as defined in the Third Toucan Note) to secure payment of the Third Toucan Note and any further Bridge Financing;

          (2)     The waiver of any event of default under the Security Agreement or the Note which might otherwise arise with respect to the matters described in paragraph (1) above, including, without limitation, as a result of a violation of Sections 4.4, 4.5, 4.12, 4.14, Section 5.1 or Section 6 of the Security Agreement; and acknowledges that the Bridge Financing, the issuance of the Third Toucan Note, any further notes or agreements related to the Bridge Financing and the Warrants and the grant of a security interest in the Collateral to Toucan and/or Toucan Designees will not constitute an event of default under the Security Agreement or the Notes.

2.

EXECUTION VERSION

          (3)     The undersigned’s obligations under the Subordination Agreement or the Intercreditor Agreement, as the case may be, supercede the undersigned’s agreement in paragraphs 3 and 4 of the Consent and Amendment.

          (4)     The undersigned has been advised by the Company to seek advice from the undersigned legal counsel concerning this Agreement and has been given copies of the Recapitalization Agreement and the Third Toucan Note and has received from the Company all information with respect to this Agreement the undersigned has requested.

          Dated this ____ day of April, 2004.

Approved:

NORTHWEST BIOTHERAPEUTICS, INC.	NOTE HOLDER:

By

Its	Signature

Please print name

3.

EXECUTION VERSION

Exhibit J to Annex B-1

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

NORTHWEST BIOTHERAPEUTICS, INC.

WARRANT

No. BW-4	July 30, 2004

THIS CERTIFIES THAT, for value received, TOUCAN CAPITAL FUND II, L.P., with its principal office at 7600 Wisconsin Avenue, Suite 700, Bethesda, MD 20814, and/or its designees or assigns (collectively, the “Holder”), is entitled to subscribe for and purchase from NORTHWEST BIOTHERAPEUTICS, INC., a Delaware corporation, with its principal office at 22322 20th Avenue SE, Suite 150, Bothell, Washington 98021  (the “Company”), such number of Exercise Shares as provided herein at the Exercise Price (each subject to adjustment as provided herein). This Warrant is being issued pursuant to the terms of the Amended and Restated Recapitalization Agreement, dated July 30, 2004, by and among the Company and the Holder (the “Recapitalization Agreement”).

          1.       DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings set forth in the Recapitalization Agreement or Related Recapitalization Document, as applicable. As used herein, the following terms shall have the following respective meanings:

                    (a)     ”Capital Stock” shall mean the securities for which this Warrant is exercisable as provided in Section 2.2 hereof.

                    (b)     ”Denominator Share Price” shall mean $0.10.

                    (c)     ”Exercise Period” shall mean the period commencing on the date of issuance of this Warrant and ending seven (7) years after the date of issuance of this Warrant.

                    (d)     ”Exercise Price” shall mean the lesser of (i) $0.10 per share (subject to adjustment as provided in Section 5) or (ii) a 35% discount to the average closing price during the twenty trading days prior to the first closing of the sale by the Company of Preferred Stock as contemplated by the Recapitalization Agreement; provided, however, that in no event will the Exercise Price be less than $0.04 per share (subject to adjustment pursuant to Section 5).

                    (e)     ”Exercise Shares” shall mean a number of shares of Capital Stock equal to the quotient of (i) 100% (i.e., 1.0) multiplied by the Note Amount, divided by (ii) the Denominator Share Price, subject to adjustment pursuant to the terms herein.

                    (f)     ”Note Amount” shall mean $2,000,000.

1.

EXECUTION VERSION

          2.       EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

                    (a)     An executed Notice of Exercise in the form attached hereto;

                    (b)     Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness; and

                    (c)     This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of Exercise Shares purchasable hereunder.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

          2.1     Net Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one Exercise Share is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of Exercise Shares computed using the following formula:

X = Y (A-B)
A
Where X =	the number of Exercise Shares to be issued to the Holder

Y =	the number of Exercise Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, that portion of the Warrant being canceled (at the date of such calculation)

A =	the fair market value of one Exercise Share (at the date of such calculation)

B =	Exercise Price (as adjusted to the date of such calculation)

2.

EXECUTION VERSION

          For purposes of the above calculation, the fair market value of one Exercise Share shall be determined by the Company’s Board of Directors in good faith; provided, however, that in the event that this Warrant is exercised pursuant to this Section 2.1 in connection with the Company’s initial public offering of its Common Stock, the fair market value per share shall be the product of (i) the per share offering price to the public of the Company’s initial public offering, and (ii) the number of shares of Common Stock into which each Exercise Share is convertible at the time of such exercise.

          2.2     Securities for Which Warrant is Exercisable. In the event the Convertible Preferred Stock is approved and authorized, and the terms and conditions are the same as set forth in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, and Other Investors have purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, then, subject to Section 5 hereof, this Warrant shall be exercisable solely for such Convertible Preferred Stock.  However, if, for any reason, such Convertible Preferred Stock is not approved or authorized, and/or is approved or authorized on any terms different than any terms set forth in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, and/or if Other Investors have not purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, this Warrant shall be exercisable for any Equity Security and/or Debt Security and/or any combination thereof, in each case that Holder shall designate in Holder’s sole discretion.

          3.       COVENANTS OF THE COMPANY.

                    3.1     Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of the series of equity securities comprising the Exercise Shares and the Company’s Common Stock to provide for the exercise of the rights represented by this Warrant and the subsequent conversion of the Exercise Shares. If at any time during the Exercise Period the number of authorized but unissued shares of such series of the Company’s equity securities or the Company’s Common Stock shall not be sufficient to permit exercise of this Warrant or the subsequent conversion of the Exercise Shares, then, in addition to such other remedies as may be available to Holder, including, without limitation, the exercise of Holder’s right of first refusal set forth in Section 2.7(f) of the Recapitalization Agreement, the Company will take such corporate action as shall be necessary to increase its authorized but unissued shares of such series of the Company’s equity securities or the Company’s Common Stock, as appropriate, to such number of shares as shall be sufficient for such purposes.

                    3.2     Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof

3.

EXECUTION VERSION

who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

                    3.3     No Impairment. The Company shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under and/or in connection with this Warrant, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to this Warrant and in taking all such action as may be necessary or appropriate to protect Holder’s rights, preferences and privileges under and/or in connection with this Warrant against impairment.  The Holder’s rights, preferences and privileges granted under and/or in connection with this Warrant may not be amended, modified or waived without the Holder’s prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

                    3.4     Registration Rights.  The Company agrees that the Underlying Shares (as defined below) shall be “registrable securities” (or terms of similar impact) under any agreement executed by the Company as part of the Anticipated Equity Financing, or any other agreement executed by the Company in lieu of, and/or in addition to, the Anticipated Equity Financing, in each case, for purposes of providing registration rights under the Act to holders of shares of Capital Stock, and the Company shall ensure that any such agreement conforms with the requirements of this Section 3.4.  Such registration rights may not be amended, modified or waived without the prior written consent of the Holder.

          4.       REPRESENTATIONS OF HOLDER.

                    4.1     Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant, the Exercise Shares and the shares of Common Stock issuable upon conversion of the Exercise Shares (the “Underlying Shares”) solely for its account for investment and not with a view to or for sale or distribution of said Warrant, Exercise Shares or Underlying Shares, or any part thereof except in compliance with applicable federal and state securities laws. The Holder also represents that the entire legal and beneficial interests of the Warrant, the Exercise Shares and the Underlying Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

4.

EXECUTION VERSION

                    4.2     Securities Are Not Registered.

                              (a)     The Holder understands that the Warrant, the Exercise Shares and the Underlying Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected by the Holder. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

                              (b)     The Holder recognizes that the Warrant, the Exercise Shares and the Underlying Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available; provided, however, the parties acknowledge and agree that the Company has an obligation to register the Underlying Shares as provided in the Recapitalization Agreement and the Convertible Preferred Stock Term Sheet.

                              (c)     The Holder is aware that neither the Warrant, the Exercise Shares nor the Underlying Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

                    4.3     Disposition of Warrant, Exercise Shares and Underlying Shares.

                              (a)     The Holder further agrees not to make any disposition of all or any part of the Warrant, the Exercise Shares or the Underlying Shares in any event unless and until:

                                        (i)     The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

                                        (ii)     There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                                        (iii)     The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and such disposition shall not be contrary to any applicable federal and/or state securities laws.

                              (b)     The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE

5.

EXECUTION VERSION
ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

                    4.4     Accredited Investor Status. The Holder is an “accredited investor” as defined in Regulation D promulgated under the Act.

          5.       ADJUSTMENT OF EXERCISE PRICE AND EXERCISE SHARES.

                    5.1     Changes in Securities. In the event of changes in the series of equity securities of the Company comprising the Exercise Shares by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of Exercise Shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. For purposes of this Section 5, the “Aggregate Exercise Price” shall mean the aggregate Exercise Price payable in connection with the exercise in full of this Warrant. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

                    5.2     Automatic Conversion. Upon the automatic conversion of all outstanding shares of the series of equity securities comprising the Exercise Shares into Common Stock, if applicable, this Warrant shall become exercisable for that number of shares of Common Stock of the Company into which the Exercise Shares would then be convertible, so long as such shares, if this Warrant had been exercised prior to such offering, would have been converted into shares of the Company’s Common Stock pursuant to the Company’s Certificate of Incorporation. In such case, all references to “Exercise Shares” shall mean shares of the Company’s Common Stock issuable upon exercise of this Warrant, as appropriate.

                    5.3     Dilutive Issuances.  If at any time prior to exercise of this Warrant, the Company issues or sells, or is deemed to have issued or sold, additional shares of Capital Stock for a nominal or effective price less than the then effective Exercise Price (a “Dilutive Issuance”), then and in each such case, the then existing Exercise Price shall be reduced, as of the opening of business on the date of such issue or sale, to the price at which such shares are issued or sold, or deemed to be issued or sold.  For purposes of this Section 5.3, the Company will be deemed to have issued or sold additional shares of Capital Stock if it issues any security or instrument convertible, exercisable or exchangeable for Capital Stock, or if it promises, undertakes, commits, agrees or enters into any letter of intent to do so.  Notwithstanding the foregoing, (i) no further adjustment of the Exercise Price shall be made as a result of the actual issuance of shares of Capital Stock upon the conversion, exercise or exchange of any such instrument or in satisfaction of any such undertaking, commitment, agreement or letter of intent, and (ii) no adjustment of the Exercise Price shall be made as a result of the actual issuance of any shares of Common Stock pursuant to either (X) the exercise of those certain options to purchase up to 35,000 shares of Common Stock at a purchase price of $0.0001 per share that were

6.

EXECUTION VERSION

outstanding on April 26, 2004 and held by members of the Board of Directors of the Company; or (Y) the exercise of the Initial Bridge Warrants.

                    5.4     Certificate of Adjustments.  Upon each adjustment of the Exercise Price and/or Exercise Shares, the Company shall promptly notify the Holder in writing and furnish the Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based.

          6.       FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) to be issued upon exercise of this Warrant shall be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of one Exercise Share by such fraction.

          7.       TRANSFER OF WARRANT. Subject to applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at any time or times by the Holder, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign a customary investment letter in form and substance reasonably satisfactory to the Company.

          8.       LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

          9.       AMENDMENT. Any term of this Warrant may be amended or waived only with the written consent of the Company and the Holder.

          10.     NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given upon actual delivery to the recipient.  All communications shall be sent to the Company and to the Holder at the addresses listed on the signature page hereof or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

          11.     GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware without giving effect to conflicts of laws principles.

[Signature Page Follows]

7.

EXECUTION VERSION

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

NORTHWEST BIOTHERAPEUTICS, INC.

By:/s/ Alton Boynton

Name: Alton Boynton

Title: President

Address:	22322 20th Avenue SE
Suite 150
Bothell, WA 98021
Fax: (425) 608-3146

ACKNOWLEDGED AND AGREED:

TOUCAN CAPITAL FUND II, L.P.

By:/s/ Linda Powers

Name: Linda Powers

Title: Managing Director

Address:	7600 Wisconsin Avenue
Suite 700
Bethesda, MD 20814
Fax: (240) 497-4060

[SIGNATURE PAGE TO  WARRANT  NO. BW-4]

EXECUTION VERSION

NOTICE OF EXERCISE

TO: NORTHWEST BIOTHERAPEUTICS, INC.

          (1)      ☐     The undersigned hereby elects to purchase ________ shares of ___________ (the “Exercise Shares”) of NORTHWEST BIOTHERAPEUTICS, INC. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

                    ☐     The undersigned hereby elects to purchase ________ shares of __________ (the “Exercise Shares”) of NORTHWEST BIOTHERAPEUTICS, INC. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

          (2)     Please issue a certificate or certificates representing said Exercise Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

          (3)     The undersigned represents that (i) the aforesaid Exercise Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in accordance with applicable federal and state securities laws; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that Exercise Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Exercise Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Exercise Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition or unless such transaction is in compliance with applicable federal and state securities laws.

(Date)	(Signature)

(Print name)

1

EXECUTION VERSION

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)

Dated:	_____________, 20____

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

2.

Annex B-2

Amendment No. 1 To Amended and Restated Recapitalization Agreement

          This Amendment No. 1 To Amended and Restated Recapitalization Agreement (this “Amendment”) is made and entered into as of October 22, 2004 (the “Amendment Date”) by and between Northwest Biotherapeutics, Inc., and its affiliates, if any (collectively, the “Company”), a Delaware corporation with offices at 22322 20th Ave SE, Suite 150, Bothell, Washington, 98021, and Toucan Capital Fund II, L.P., and its designees (collectively, “Investor”), a Delaware limited partnership with offices at 7600 Wisconsin Avenue, Bethesda, MD 20814. All capitalized terms used herein but not otherwise defined shall have the meaning given such terms in the Agreement (as defined below).

Recitals

          Whereas, the Company and Investor have entered into that certain Amended and Restated Recapitalization Agreement, dated as of July 30, 2004 (the “Agreement”);

          Whereas, the Company and Investor desire to amend the Agreement in order for Investor to provide the Company with up to $1,000,000 of additional Bridge Funding and to make such other changes to the Agreement as are set forth herein; and

          Whereas, Section 4.13(f) of the Agreement provides that the Agreement may be amended or modified only by a written instrument signed by the Company and Investor.
Amendment

          Now, Therefore, for and in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Investor hereby agree as follows:

          1.     Section 1.1 of the Agreement is hereby amended by replacing “one hundred eighty (180)” with “two hundred twenty five (225) (or in the event the November Bridge Funding (as defined herein) is not provided, one hundred ninety five (195)).”

          2.     Section 1.2 of the Agreement is hereby amended by inserting “, including without limitation, the Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note dated October 22, 2004 attached hereto as Exhibit A-6, the October 22 Bridge Warrant (as defined herein) in the form attached hereto as Exhibit K-1 and, if issued, the Note evidencing the November Bridge Funding (as defined herein) in the form attached hereto as Exhibit A-7 and the November Bridge Warrant (as defined herein) in the form attached hereto as Exhibit K-2” immediately following the phrase “such other documents and agreements” in subsection (g) thereof.

B-2-1

EXECUTION VERSION

          3.     Section 2.1 of the Agreement is hereby amended by adding a new subsection (k) immediately following Section 2.1(j) as follows:

          [***]*

          4.     Action 2.2(a) of the Agreement is hereby amended by replacing “A-5” with “A-6 (and if issued, A-7).”

          5.     Section 2.3(b) of the Agreement is hereby amended by adding the following text immediately following the third sentence thereof:

“On October 22, 2004 (the “Amendment Date”), Investor is providing an additional $500,000 of Bridge Funding (the “October 22 Bridge Funding”) to cover general operating expenses and certain other expenses of the Company agreed in advance by Investor during the remaining Bridge Period following the period covered by the Subsequent Bridge Funding.  The October 22 Bridge Funding shall be evidenced by a Note in the form attached hereto as Exhibit A-6 and shall be provided on the terms and conditions set forth herein. The October 22 Bridge Funding shall be used only for the purposes and in the amounts set forth in the budget included in the Schedule of Exceptions in connection with the October 22 Bridge Funding.  Subject to the satisfaction, or waiver by Investor, of the conditions set forth in Section 2.4(t) and Section 2.4(u) (as well as all other closing conditions contained herein), on or before November 5, 2004 Investor shall provide an additional $500,000 of Bridge Funding (the “November Bridge Funding”) to cover general operating expenses and certain other expenses of the Company agreed in advance by Investor during the remaining Bridge Period following the period covered by the Subsequent Bridge Funding.  If provided, the November Bridge Funding shall be evidenced by a Note in the form attached hereto as Exhibit A-7 and shall be provided on the terms and conditions set forth herein. If provided, the November Bridge Funding shall be used only for the purposes and in the amounts set forth in the budget included in the Schedule of Exceptions in connection with the November Bridge Funding.”

          6.     Section 2.3(b) of the Agreement is hereby further amended by replacing the phrase “Subsequent Bridge Note funds” with “Subsequent Bridge Funding, October 22 Bridge Funding or, if provided, November Bridge Funding” in the fourth sentence thereof (i.e., the tenth sentence thereof after giving effect to the inclusion of the six new sentences therein per Section 5 of this Amendment).

          7.     Section 2.5(i) of the Agreement is hereby amended and restated in its entirety as follows:

*. Confidential Treatment Requested

B-2-2

EXECUTION VERSION

“(i)     not deviate, during the period covered by such budgets, more than $10,000 in aggregate from the budget included in the Schedule of Exceptions in connection with the Subsequent Bridge Funding or the budget included in the Schedule of Exceptions in connection with the October 22 Bridge Funding or the November Bridge Funding, nor take any action or make any promise, undertaking or commitment that would result in the Company incurring or accumulating payables and/or other financial obligations of any kind, whether current or deferred, direct or indirect, for purposes other than as set forth in budgets expressly agreed to by Investor, and/or in any amounts in excess of the amounts set forth in such agreed budgets, which equal or exceed $10,000 in aggregate, and which have not been approved in writing in advance by Investor.”

          8.     Section 2.6(a) and Section 2.6(b) of the Agreement are hereby each amended by replacing “one hundred eighty (180)” with “two hundred twenty five (225).”

          9.     Section 2.4 of the Agreement is hereby amended by adding new subsections 2.4(t) and 2.4(u) immediately following Section 2.4(s) thereof, as follows:

“(t)with respect to the October 22 Bridge Funding and the November Bridge Funding only, the Company and Investor shall have agreed to a mutually acceptable budget for the period from the Amendment Date through December 7, 2004.

(u)with respect to the October 22 Bridge Funding and the November Bridge Funding only, the Company to have reported to Investor the Company’s cash position and all expenditures and agreements commitments or undertakings for expenditures as of the Amendment Date and as of the date of such closing.”

          10.     The Agreement is hereby amended by adding new Sections 2.11 and 2.12, immediately following Section 2.10 thereof, as follows:

                    “2.11   October 22 Bridge Warrant:

                    (a)     Issuance of October 22 Bridge Warrant.  On the Amendment Date, Investor shall receive a warrant with coverage equal to one hundred percent (100%) of the principal amount due under the Note evidencing the October 22 Bridge Funding (the “October 22 Bridge Warrant”).  The Company shall, therefore, issue $500,000 in warrant coverage on the $500,000 of October 22 Bridge Funding provided on the Amendment Date.  The number of shares subject to the October 22 Bridge Warrant to be so issued shall be determined on the basis of $0.10 per share (subject to adjustment for stock splits, stock dividends and the like).  The total number of shares for which Investor shall initially be able to exercise the October 22 Bridge Warrant shall therefore be 5,000,000 shares as of the Amendment Date.

B-2-3

EXECUTION VERSION

          (b)     Exercise of October 22 Bridge Warrant.    The October 22 Bridge Warrant shall be immediately exercisable upon issuance and continue to be exercisable for a period of seven (7) years after its issuance date.  The exercise price of the October 22 Bridge Warrant shall be the lesser of $0.10 per share (subject to adjustment for stock splits, stock dividends and the like, as provided more fully in the October 22 Bridge Warrant) and a 35% discount to the average closing price during the twenty trading days prior to the first closing of the sale of Convertible Preferred Stock; provided, however that in no event will the exercise price be less than $0.04 per share (subject to adjustment for stock splits, stock dividends and the like, as provided more fully in the October 22 Bridge Warrant).  In the event the Convertible Preferred Stock is approved and authorized, and the terms and conditions are the same as set forth herein and in the Convertible Preferred Stock Term Sheet, and Other Investors have purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth herein and in the Convertible Preferred Stock Term Sheet, then the October 22 Bridge Warrant shall be exercisable solely for such Convertible Preferred Stock (subject to Section 5 thereof).  However, if, for any reason, such Convertible Preferred Stock is not approved or authorized, and/or is approved or authorized on any terms different than any terms set forth herein and in the Convertible Preferred Stock Term Sheet, and/or if Other Investors have not purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth herein and in the Convertible Preferred Stock Term Sheet, the October 22 Bridge Warrant shall be exercisable for any Equity Security and/or Debt Security (each as defined in Section 2.7 hereof) and/or any combination thereof, in each case that Investor shall designate in Investor’s sole discretion (the securities so elected being the “Investor Designated Securities”).

          (c)     No Impairment.  The Company shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission, or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under and/or in connection with the October 22 Bridge Warrant, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to such October 22 Bridge Warrant and in taking all such action as may be necessary or appropriate to protect Investor’s rights, preferences and privileges under and/or in connection with the October 22 Bridge Warrant against impairment.  Investor’s rights, preferences and privileges granted under and/or in connection with the October 22 Bridge Warrant may not be amended, modified or waived without Investor’s prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

B-2-4

EXECUTION VERSION

          (d)     Tax Treatment of October 22 Bridge Warrant and Note.  The Company and Investor, as a result of arm’s length bargaining, agree that the fair market value of the Note to be issued in connection with the October 22 Bridge Funding, if issued apart from the October 22 Bridge Warrant, is $495,000, and the fair market value of the October 22 Bridge Warrant, if issued apart from such Note, is $5,000.   The Company and Investor further agree that all tax filings and records relating to or including this Agreement, the Note to be issued in connection with the October 22 Bridge Funding and/or the October 22 Bridge Warrant shall be prepared on the basis of, and consistently reflect, the agreed fair market values set forth in this Section 2.11(d), and the Company shall instruct its accountants and other tax-preparation professionals to prepare all tax filings and returns on the basis of the foregoing.

2.12   November Bridge Warrant:

          (a)     Issuance of November Bridge Warrant.  Within fourteen (14) calendar days of the Amendment Date, Investor shall receive a warrant with coverage equal to one hundred percent (100%) of the principal amount due under the Note evidencing the November Bridge Funding (the “November Bridge Warrant”).  Therefore, if the November Bridge Funding is provided, the Company shall issue $500,000 in warrant coverage on the $500,000 of November Bridge Funding provided.  The number of shares subject to the November Bridge Warrant to be so issued shall be determined on the basis of $0.10 per share (subject to adjustment for stock splits, stock dividends and the like).  The total number of shares for which Investor shall initially be able to exercise the November Bridge Warrant, if issued, shall therefore be 5,000,000 shares as of issuance.

          (b)     Exercise of November Bridge Warrant.  The November Bridge Warrant, if issued, shall be immediately exercisable upon issuance and continue to be exercisable for a period of seven (7) years after its issuance date.  The exercise price of the November Bridge Warrant, if issued, shall be the lesser of $0.10 per share (subject to adjustment for stock splits, stock dividends and the like, as provided more fully in the November Bridge Warrant) and a 35% discount to the average closing price during the twenty trading days prior to the first closing of the sale of Convertible Preferred Stock; provided, however that in no event will the exercise price be less than $0.04 per share (subject to adjustment for stock splits, stock dividends and the like, as provided more fully in the November Bridge Warrant).  In the event the Convertible Preferred Stock is approved and authorized, and the terms and conditions are the same as set forth herein and in the Convertible Preferred Stock Term Sheet, and Other Investors have purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth herein and in the Convertible Preferred Stock Term Sheet, then the November Bridge Warrant, if issued, shall be exercisable solely for such Convertible Preferred Stock (subject to Section 5 thereof).  However, if, for any reason, such Convertible Preferred Stock is not approved or authorized, and/or is approved or authorized on any terms different than any terms set forth herein and in the Convertible Preferred Stock Term Sheet, and/or if Other Investors have not purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth herein and in the Convertible Preferred Stock Term Sheet, the November Bridge Warrant, if issued, shall be exercisable for any Equity Security and/or Debt Security (each as defined in Section 2.7 hereof) and/or any combination thereof, in each case that Investor shall designate in Investor’s sole discretion (the securities so elected being the “Investor Designated Securities”).

B-2-5

EXECUTION VERSION

          (c)     No Impairment.  The Company shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission, or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under and/or in connection with the November Bridge Warrant, if issued, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to such November Bridge Warrant, if issued, and in taking all such action as may be necessary or appropriate to protect Investor’s rights, preferences and privileges under and/or in connection with the November Bridge Warrant, if issued, against impairment.  Investor’s rights, preferences and privileges granted under and/or in connection with the November Bridge Warrant, if issued, may not be amended, modified or waived without Investor’s prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

          (d)     Tax Treatment of November Bridge Warrant and Note.  The Company and Investor, as a result of arm’s length bargaining, agree that, if the November Bridge Funding is provided, the fair market value of the Note to be issued in connection with the November Bridge Funding, if issued apart from the November Bridge Warrant, is $495,000, and the fair market value of the October 22 Bridge Warrant, if issued apart from such Note, is $5,000.  The Company and Investor further agree that, if the November Bridge Funding is provided, all tax filings and records relating to or including this Agreement, the Note to be issued in connection with the November Bridge Funding and/or the November Bridge Warrant shall be prepared on the basis of, and consistently reflect, the agreed fair market values set forth in this Section 2.12(d), and the Company shall instruct its accountants and other tax-preparation professionals to prepare all tax filings and returns on the basis of the foregoing.”

B-2-6

EXECUTION VERSION

          11.     Section 3.4(b) of the Agreement is hereby amended by:

                    11.1     replacing “$8 million” with “$7 million (or, in the event that the November Bridge Funding is not provided, $7,500,000)” in the first sentence thereof; and

                    11.2     replacing “80,000,000” with “70,000,000 (or, in the event that the November Bridge Funding is not provided, 75,000,000)” in the third sentence thereof.

          12.     Section 4.6(g) of the Agreement is hereby amended and restated in its entirety as follows:

“(g)     The Company shall not deviate, during the period covered by such budgets, more than $10,000 in aggregate from the budget included in the Schedule of Exceptions in connection with the Subsequent Bridge Funding, the budget included in the Schedule of Exceptions in connection with the October 22 Bridge Funding, or the Schedule of Exceptions in connection with the November Bridge Funding, if issued, nor take any action or make any promise, undertaking or commitment that would result in the Company incurring or accumulating payables and/or other financial obligations of any kind, whether current or deferred, direct or indirect, for purposes other than as set forth in budgets expressly agreed to by Investor, and/or in any amounts in excess of the amounts set forth in such agreed budgets, which equal or exceed $10,000 in aggregate, and which have not been approved in writing in advance by Investor;”

          13.     Section 4.7.15 of the Agreement is hereby amended and restated in its entirety as follows:

          “4.7.15  Liabilities.  Other than (i) tax liabilities to the State of Washington in the maximum amount of $492,000, (ii) amounts payable to Cognate Therapeutics and (iii) future lease payments to Benaroya Capital Co. LLC for the Company’s premises lease not yet due, the Company’s aggregate accrued, contingent and/or other liabilities of any nature, either mature or immature, as of the Amendment Date, do not exceed $400,000, of which (X) $276,000 are currently due payables (including $204,966 for attorney and auditor fees), (Y) $65,000 are the aggregate balances of capital leases payable in monthly installments in the amounts set forth in the budget included in the Schedule of Exceptions through the first calendar quarter of 2006, decreasing thereafter, the last of which is fully amortized in May 2007, and (Z) $59,000 are accrued vacation and sick pay.”

B-2-7

EXECUTION VERSION

          14.     The Agreement is hereby amended by adding new Exhibits A-6 and A-7, immediately following Exhibit A-5 thereto, in the forms attached as Exhibits A-6 and A-7 hereto.

          15.     The Agreement is hereby amended by adding new Exhibits K-1 and K-2, immediately following Exhibit J thereto, in the forms attached as Exhibits K-1 and K-2 hereto.

          16.     The October 22 Bridge Warrant in the form attached hereto as Exhibit K-1 (and, if issued, the November Bridge Warrant attached hereto as Exhibit K-2) shall be deemed to be a “Bridge Warrant” and a “Warrant” for all purposes under the Agreement and any Related Recapitalization Document.  The Note evidencing the October 22 Bridge Funding in the form attached hereto as Exhibit A-6 issued on the Amendment Date (and, if issued, the Note evidencing the November Bridge Funding in the form attached hereto as Exhibit A-7) shall be deemed to be a “Note” for all purposes under the Agreement and any Related Recapitalization Document.  Each of the October 22 Bridge Warrant and the Note evidencing the October 22 Bridge Funding (and, if issued, the November Bridge Warrant and the Note evidencing the November Bridge Funding) shall be deemed to be “Related Recapitalization Documents” for all purposes under the Agreement and all other Related Recapitalization Documents.

          17.     The Agreement is hereby amended by replacing Exhibit B thereto (the “Convertible Preferred Stock Term Sheet”) with the Amended and Restated Convertible Preferred Stock Term Sheet in the form attached hereto as Exhibit B, which shall be deemed the “Convertible Preferred Stock Term Sheet” for all purposes under this Agreement and all other Related Recapitalization Documents.

          18.     Except as amended and/or restated hereby, all other terms and conditions of the Agreement shall be unaffected hereby and remain in full force and effect.

          19.     This Amendment (including the Exhibits hereto, which are an integral part of the Amendment), together with the Agreement (including the Schedules and Exhibits thereto, which are an integral part of the Agreement) and the Related Recapitalization Documents, constitute the entire agreement among the parties hereto and thereto with regard to the subjects hereof and thereof and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

          20.     This Amendment shall be governed by and construed under the laws of the State of Delaware, without regard to its conflicts of law provisions.

          21.     This Amendment may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

          22.     This Amendment shall take effect immediately upon execution by the Company and Investor.

B-2-8

EXECUTION VERSION

          In Witness Whereof, the parties hereto have executed this Amendment No. 1 to Amended and Restated Recapitalization Agreement as of the Amendment Date above written.

Northwest Biotherapeutics, Inc.
By: /s/ Alton Boynton

Name: Alton L. Boynton
Title: President

Toucan Capital Fund II, LP
By: /s/ Linda Powers

Name: Linda F. Powers
Title: Managing Director

B-2-9

Exhibit A-6 to Annex B-2

NORTHWEST BIOTHERAPEUTICS, INC.
LOAN AGREEMENT, SECURITY AGREEMENT and
10% CONVERTIBLE, SECURED PROMISSORY NOTE

$500,000.00	October 22, 2004

SECTION 1.    GENERAL.

For value received, Northwest Biotherapeutics, Inc., a Delaware corporation (the “Maker” or the “Company”), hereby promises to pay to the order of Toucan Capital Fund II, L.P. or its assigns (collectively, the “Holder”), the principal amount of Five Hundred Thousand Dollars ($500,000) upon written demand by Holder made at any time on or after the first anniversary of execution of this Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note (this “Note” or this “Agreement”), or such earlier date as may be applicable under Sections 3 and 4 hereof (the “Maturity Date”).   Maker shall pay interest on the unpaid principal amount of this Note, accruing from and after the date hereof at the rate of ten percent (10%) per annum, compounding annually (computed on the basis of a 365-day year and the actual number of days elapsed) (the “Interest Rate”).  Accrued interest shall be payable upon the payment of the principal of this Note.  The principal of, and interest on, this Note shall be payable in lawful currency of the United States of America by wire transfer in immediately available funds to the account of Holder, as provided in writing to Maker by Holder.  All payments shall be applied first to fees, costs and charges relating to this Note (including, without limitation, any costs of collection), then to accrued and unpaid interest, and thereafter to principal.  This loan is made by Holder to Maker in anticipation of an equity financing.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Recapitalization Agreement.

SECTION 2. PRE-PAYMENT.

This Note may be pre-paid in whole or in part prior to the Maturity Date; provided Maker provides Holder with 30 days prior written notice thereof, and provided further that Holder shall have the option to convert this note in accordance with Section 12 hereof by notifying Maker of Holder’s election on or before the expiration of such thirty (30) day notice period.  In the event of prepayment, Maker shall pay a penalty in the amount of 1% of the principal and accrued interest then outstanding under this Note, unless a greater or lesser penalty is established or approved by the U.S. Small Business Administration (“SBA”).  Conversion of this Note shall not be deemed a prepayment.

SECTION 3. DEFAULT INTEREST.

Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid principal amount and accrued and unpaid interest shall bear interest payable on demand at the lesser of (i) fourteen percent (14%) per annum, (ii) the maximum rate permitted under applicable rules and regulations of the SBA, or (iii) the maximum rate allowed by law  (the “Default Interest”). Such interest

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shall accrue, commencing upon the occurrence of an Event of Default and continuing until such Event of Default is cured or waived.

SECTION 4. DEFAULTS.

          4.1     Definitions.  Each occurrence of any of the following events shall constitute an “Event of Default”:

                    (a)     if a default occurs in the payment of any principal of, interest on, or other obligation with respect to, this Note, whether at the due date thereof or upon acceleration thereof, and such default remains uncured for five (5) business days after written notice thereof from Holder;

                    (b)     if any representation or warranty of Maker made herein shall have been false or misleading in any material respect, or shall have contained any material omission, as of the date hereof;

                    (c)     if a default occurs in the due observance or performance of any covenant or agreement on the part of Maker to be observed or performed pursuant to the terms of this Note and such default remains uncured for five (5) business days after written notice thereof from Holder;

                    (d)     if a default occurs in Maker’s performance of any of the terms and conditions of that certain Amended and Restated Recapitalization Agreement, dated as of July 30, 2004 and as amended on October 22, 2004 (the “Recapitalization Agreement”) or any Related Recapitalization Document;

                    (e)     if Maker shall (i) discontinue its business, (ii) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of Maker or any of its property, (iii) make a general assignment for the benefit of creditors, or (iv) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation laws or statutes, or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, provided, however, that insolvency of Maker shall not constitute a default, or the basis for a default, during the Bridge Period;

                    (f)     if there shall be filed against Maker an involuntary petition seeking reorganization of Maker or the appointment of a receiver, trustee, custodian or liquidator of Maker or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect (any of the foregoing petitions being hereinafter referred to as an “Involuntary Petition”) and such Involuntary Petition shall not have been dismissed within ninety (90) days after it was filed, provided, however, that insolvency of Maker shall not constitute a default, or the basis for a default, during the Bridge Period;

                    (g)     if final judgment(s) for the payment of money in excess of an aggregate of $25,000 (excluding any portion thereof that an insurance company of nationally recognized standing and creditworthiness has agreed to pay) shall be rendered against Maker and the same shall remain undischarged for a period of thirty (30) days;

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                    (h)     if there occurs any event that may have a material adverse effect on the business, affairs, prospects, operations, properties, assets, liabilities, structure or condition, financial or otherwise, of the Company (as such business is presently currently conducted and/or as it is proposed to be conducted), or on any material assets or any Intellectual Property or other Collateral developed, owned, controlled, licensed, possessed, or used by Maker, or to which Maker has any right, option, entitlement or claim, provided, however, that ongoing weakening of Maker’s financial condition due to ongoing expenditures and Maker’s failure to obtain equity financing shall not constitute a default, or the basis for a default, during the Bridge Period; or

(i)      if Maker deviates, during the period covered by such budget, more than $10,000 in aggregate from the budget included in the Disclosure Schedule (as defined herein), or takes any action or makes any promise, undertaking or commitment that would result in Maker incurring or accumulating payables and/or other financial obligations of any kind, whether current or deferred, direct or indirect, for purposes other than as set forth in budgets expressly agreed to by Holder, and/or in any amounts in excess of the amounts set forth in such agreed budgets, which equal or exceed $10,000 in aggregate, and which have not been approved in writing in advance by Holder.

          4.2     Cross-Default:  Maker acknowledges that the financing contemplated by this Note is part of an integrated Recapitalization Plan, as set forth in the Recapitalization Agreement and the Related Recapitalization Documents.  Maker further acknowledges and agrees that this Note is subject to all terms and conditions set forth in the Recapitalization Agreement and the Related Recapitalization Documents, and that the Recapitalization Agreement and the Related Recapitalization Documents are subject to all of the terms and conditions of this Note.  Maker agrees that any default by Maker under any provision of this Note, the Recapitalization Agreement or any of the Related Recapitalization Documents will constitute a default under each other Related Recapitalization Document and the Recapitalization Agreement.

          4.3     Remedies on Default.

                    (a)     Upon each and every such Event of Default and at any time thereafter during the continuance of such Event of Default: (i) any and all indebtedness of Maker to Holder under this Note or otherwise shall immediately become due and payable, both as to principal and interest (including any deferred interest and any accrued and unpaid interest and any Default Interest); and (ii) Holder may exercise all the rights of a creditor under applicable state and/or federal law.

                    (b)     In case any one or more Events of Default shall occur and be continuing, and acceleration of this Note or any other indebtedness of Maker to Holder shall have occurred, Holder may, inter alia, proceed to protect and enforce its rights by an action at law, suit in equity and/or other appropriate proceeding, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms hereof or thereof or in furtherance of the exercise of any power granted hereby or thereby or by law.  No

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right conferred upon Holder by this Note shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

SECTION 5. DEFENSES.

          5.1     No Offsets.  The obligations of Maker under this Note shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason.

          5.2     Usury Limitations.  It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note or any other agreements or instruments between them, in no event shall such agreements or instruments require the payment or permit the collection of interest (which term, for purposes hereof, shall include any amount which, under applicable law, is deemed to be interest, whether or not such amount is characterized by the parties as interest) in excess of the maximum amount permitted by such laws.  If any excess of interest is unintentionally contracted for, charged or received under the Note or under the terms of any other agreement or instrument between the parties, the effective rate of interest shall be automatically reduced to the maximum lawful rate of interest allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction thereof.

SECTION 6. REPLACEMENT OF NOTE.

          Upon receipt by Maker of reasonable evidence of the loss, theft, destruction, or mutilation of this Note, Maker will deliver a new Note containing the same terms and conditions in lieu of this Note.  Any Note delivered in accordance with the provisions of this Section 6 shall be dated as of the date of this Note.

SECTION 7. EXTENSION OF MATURITY.

          Should the principal of or interest on this Note become due and payable on other than a business day, the due date thereof shall be extended to the next succeeding business day, and, in the case of principal, interest shall be payable thereon at the rate per annum herein specified during such extension.  For the purposes of the preceding sentence, a business day shall be any day that is not a Saturday, Sunday, or legal holiday in the State of Delaware.

SECTION 8. ATTORNEYS’ FEES AND COLLECTION FEES.

          Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, arbitration or mediation, or any settlement of any of the foregoing, Maker agrees to pay, in addition to principal and interest due and payable hereon, all costs of collection, including, without limitation, reasonable attorneys’ fees and expenses, incurred by Holder in collecting or enforcing this Note.

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SECTION 9. WAIVERS; CONSENT TO JURISDICTION.

          9.1     Waivers by Maker.  Maker hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note.

          9.2     Actions of Holder not a Waiver.  No delay by Holder in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver or modification of the terms hereof shall be valid unless set forth in writing by Holder and then only to the extent set forth therein.

          9.3     Consent to Jurisdiction.  Maker hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Delaware over any suit, action, or proceeding arising out of or relating to this Note or any other agreements or instruments with respect to Holder.  Maker hereby irrevocably waives, to the fullest extent permitted by law, any objection that Maker may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.  Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon Maker and may be enforced in any court in which Maker is subject to jurisdiction by a suit upon such judgment, provided that service of process is effected upon Maker as provided in this Note or as otherwise permitted by applicable law.

          9.4     Waiver of Jury Trial.  MAKER WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN MAKER AND HOLDER RELATING TO THE SUBJECT MATTER OF THIS NOTE.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS NOTE, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENT OR AGREEMENT RELATING TO THE LOAN.

          9.5     Service of Process.  Maker hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by delivery of a copy thereof by certified mail, postage prepaid, return receipt requested, to Maker, and/or by delivery of a copy thereof to a registered agent of Maker.  Refusal to accept delivery, and/or avoidance of delivery, shall be deemed to constitute delivery.  Maker irrevocably agrees that service in accordance with this Section 9.5 shall be deemed in every respect effective service of process upon Maker in any such suit, action or proceeding, and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon Maker. Nothing in this Section 9.5 shall affect the right of Holder to serve process in any manner otherwise permitted by law or limit the right of Holder otherwise to bring proceedings against Maker in the courts of any jurisdiction or jurisdictions.

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SECTION 10. COVENANTS.

          10.1   Affirmative Covenants.  So long as this Note shall remain outstanding:

                    (a)     Office.  Maker shall maintain its principal office, and the majority of its employees, assets and operations, in the United States.

                    (b)     Use of Proceeds.  Maker will use the proceeds from this Note only for the following purposes:

          (i)     General operating expenses, expenses for the development and protection of its intellectual property, and other usual and customary commercial and business expenses incurred in pursuing its business plan and strategy, on and after the effective date hereof;

          (ii)     Audit expenses and regular and special SEC filing expenses, for audits and filings occurring on or after the effective date hereof, including, without limitation, SEC filings relating to solicitation of any shareholder consents to the recapitalization of Maker; and

          (iii)     Expenses of accountants, attorneys, consultants and other professionals (including, without limitation, the expenses of Investor described in Section 4.11 of the Recapitalization Agreement) relating to the recapitalization of Maker, in each case only to the extent that both the nature and the amount of such expenses are in conformity with the budget approved in advance in writing by Holder and included in the Disclosure Schedule.  Maker will not use the proceeds from this Note for any other purpose.  Without limiting the generality of the foregoing, none of the proceeds will be used, without prior written agreement by the Holder, (i) to purchase or carry (or refinance any borrowing, the proceeds of which were used to purchase or carry) any “security” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), (ii) to repay any indebtedness or discharge any obligation to an person or entity, other than trade payables incurred in the ordinary course of business on or after the effective date hereof, and consistent with Maker’s operating plans and budgets fully disclosed to the Holder prior to the Closing, or (iii) to engage in business activities which would cause a violation of 13 CFR 107.720.  This latter limitation prohibits, without limitation, the use of proceeds: (i) directly or indirectly, for providing funds to others; (ii) for the purchase or discounting of debt obligations; (iii) for factoring or long-term leasing of equipment with no provision for maintenance or repair; (iv) for engaging in real estate transactions such that Maker could reasonably be classified under Major Group 65 (Real Estate) of the SIC Manual; (v) for business activities wherein the assets of the business of Maker (the “Business”) will be reduced or consumed, generally without replacement, as the life of the Business progresses, and the nature of the Business does not require that a stream of cash payments be made to the financing sources of the Business, on a basis associated with the continuing sale of assets (examples of such businesses would include real estate development projects, the financing and production of motion pictures, and oil and gas well exploration, development and production); (vi) for a foreign operation; (vii) to provide capital to a corporation licensed or sub-licensed under the Small Business Investment Act, (viii) to acquire farm land, (ix) to fund production of a single item or defined limited number of items generally over a defined production period, such production to constitute the majority, of the activities of Maker (examples include electric generating plants), or (x) for any purpose contrary to the public interest (including, but not limited to, activities which are in violation of law) or inconsistent

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with free competitive enterprise, in each case, within the meaning of Section 107.720 of Title 13 of the Code of Federal Regulations.

                    (c)     Seniority.  Except as otherwise expressly provided, and except for security interests and liens described in items 2, 3 and 4 of Schedule 14.11 of the Disclosure Schedule attached hereto as Exhibit B (the “Disclosure Schedule”), the indebtedness evidenced by this Note:  (i) shall be senior in all respects to all other indebtedness or obligations of Maker of any kind, direct or indirect, contingent or otherwise, other than obligations of Maker owed directly to the state or federal government, and other than any other indebtedness or obligations of Maker to Holder;  (ii) shall not be made subordinate or subject in right of payment to the prior payment of any other indebtedness or obligation of any kind, direct or indirect, contingent or otherwise, other than obligations of Maker owed directly to the state or federal government, and other than any other indebtedness or obligations of Maker to Holder.

                    (d)     No Conflicting Agreements.  Maker shall not enter into any agreement that would materially impair, interfere or conflict with Maker’s obligations hereunder.  Without Holder’s prior written consent, Maker shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way result in the creation of a security interest in any assets of Maker, including without limitation any Collateral (as defined in Exhibit A hereto).

                    (e)     Disclosure of Material Adverse Events.  Within three (3) business days of Maker obtaining knowledge thereof, Maker will notify Holder in writing of any event that may have a material adverse effect on the business, affairs, prospects, operations, properties, assets, liabilities, structure or condition, financial or otherwise, of the Company (as such business is presently conducted and/or as it is proposed to be conducted), or on any material assets or any Intellectual Property or other Collateral developed, owned, controlled, licensed, possessed, or used by Maker, or to which Maker has any right, option, entitlement or claim.  Operating expenditures in the ordinary course of business and in accordance with operating budgets approved by Maker’s Board of Directors and fully disclosed to Holder prior to the effective date hereof shall not be deemed to be material adverse events solely because they weaken Maker’s financial condition in the absence of new equity financing of Maker.

                    (f)     Financial Information.  So long as any principal and/or interest under this Note shall remain outstanding:

                              (i)     Promptly after the end of each fiscal year (but in any event prior to February 28 of each year) and at such other times as Holder may reasonably request, Maker shall deliver to Holder a written assessment, in form and substance satisfactory to Holder, of the economic impact of such Holder’s financing hereunder, specifying the full-time equivalent jobs created or retained in connection with such investment, and the impact of the financing on Maker’s business in terms of revenues and profits and on taxes paid by Maker and its employees.

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                              (ii)     Maker shall provide on a timely basis to Holder all financial information requested from time to time by Holder, including without limitation its quarterly and annual balance sheet and income statement.  Such financial information shall be certified by a member of Maker’s senior management.  Financial information required shall also include such information as is necessary for Holder to file form 468 with the SBA.

                              (iii)     In addition to the information specified in Section 10.1(f)(i) and (ii) above, upon request, Maker agrees promptly to provide Holder with sufficient additional information to permit Holder to comply with (i) its obligations under the Small Business Investment Act of 1958, as amended, and the regulations promulgated thereunder and related thereto and (ii) provide any other information reasonably requested or required by any governmental agency asserting jurisdiction over Holder.

                              (iv)     Maker shall report its cash position and all expenditures and agreements, commitments or undertakings for expenditures to Holder on a bi-weekly basis.

                    (g)     Access.  So long as any principal and/or interest under this Note shall remain outstanding, Maker shall permit Holder and its agents or representatives to visit and inspect Maker’s properties, to examine its books of account and records and to discuss Maker’s affairs, finances and accounts with its officers, all at such times during normal business hours as reasonably may be requested by Holder.  Maker shall allow SBA Examiners access to its books and records, as reasonably required by such Examiners in connection with their annual audits of Holder or for any other legitimate purposes.

                    (h)     SBA Compliance.  Maker acknowledges that Holder is a licensed Small Business Investment Corporation and thereby a participant in the SBIC program of the U. S. Small Business Administration (“SBA”), and as such is subject to the rules, regulations, guidance and direction of the SBA on matters affecting its business and investment practices, and that such rules and regulations affect the business activities and practices of the companies in which Holder makes investments.  Maker shall promptly and fully cooperate with Holder to facilitate both Maker’s and Holder’s compliance with all such SBA rules, regulations, guidance and direction.

                    (i)     Business Activity.  As long as this Note shall remain outstanding, Maker shall make no change in its business activity that would make it or any of its business activities non-compliant with SBA regulations and guidelines.

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          10.2   Negative Covenants.  So long as this Note shall remain outstanding:

                    (a)     Indebtedness.  Maker shall not incur additional indebtedness, beyond the indebtedness already existing as of the date hereof, for borrowed money in excess of $10,000, in aggregate.

                    (b)     Liens.  Maker shall not grant to any person or entity a security interest, lien, license, or other encumbrance of any kind, direct or indirect, contingent or otherwise, in, to or upon any assets of Maker, including, without limitation, any intellectual property of any kind, as defined in Exhibit A hereto (respectively, the “Intellectual Property” and the “Collateral”).

                    (c)     Sale or License of Assets.  Maker shall not sell, lease, transfer, assign or otherwise dispose of or encumber (including, without limitation through licensing or partnering arrangements) or abandon, conceal, injure or destroy any material assets (whether tangible or intangible) of Maker (including, without limitation, any Collateral (as defined in Section 11), other than with the prior written approval of Holder and in the ordinary course of business.

                    (d)     Issuance of Capital Stock.  Except for (a) any transaction pursuant to an Unsolicited Proposal that Maker accepts in accordance with the fiduciary exception provided in Section 3.2 of the Recapitalization Agreement or (b) shares of capital stock issuable upon exercise or conversion of warrants or convertible securities outstanding prior to February 1, 2004, Maker shall not without Holder’s prior written approval: (i) issue any shares of capital stock or other securities, or any instruments exercisable for or convertible into capital stock or other securities, or (ii) make any promises, commitments, undertakings, agreements or letters of intent for any of the issuances described in (i) hereof.

                    (e)     Distributions and Redemptions.  Maker shall not declare or pay any dividends or make any distributions of cash, property or securities of Maker with respect to any shares of its common stock, preferred stock or any other class or series of its stock, or, directly or indirectly (except for repurchases of common stock by Maker in accordance with the terms of employee benefit plans or written agreement between Maker and any of its employees approved by the Board of Directors of Maker prior to February 1, 2004), redeem, purchase, or otherwise acquire for any consideration any shares of its common stock or any other class of its stock.

                    (f)     Hiring.  Maker shall not hire, engage, retain, or agree to hire, engage or retain, any Personnel, except with Holder’s express prior written approval, on a case by case basis.

                    (g)     Severance.  Maker shall not enter into, increase, expand, extend, renew or reinstate any severance, separation, retention, change of control or similar agreement with any Personnel, or agree, promise, commit or undertake to do so, except with Holder’s prior written approval, on a case by case basis.

                    (h)     Facilities.  Maker shall not purchase, lease, hire, rent or otherwise acquire directly or indirectly any rights in or to any asset or facility outside of the ordinary course of business in an amount in excess of $10,000, in aggregate, or agree, promise or commit to do so, except in accordance with the Maker’s budget that has been approved by the Maker’s board of directors and the Investor.

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                    (i)     Expenses.  Maker shall make no expenditures in excess of $10,000 in aggregate other than in accordance with a budget pre-approved by Holder. Maker shall not deviate, during the period covered by such budget, more than $10,000 in aggregate from the budget included in the Disclosure Schedule, nor take any action or make any promise, undertaking or commitment that would result in Maker incurring or accumulating payables and/or other financial obligations of any kind, whether current or deferred, direct or indirect, for purposes other than as set forth in budgets expressly agreed to by Holder, and/or in any amounts in excess of the amounts set forth in such agreed budgets, which equal or exceed $10,000 in aggregate, and which have not been approved in writing in advance by Holder.

                    (j)        Other Limitations.

                              (i)     Maker shall not change the nature of its business activity in a manner that would cause a violation of 13 C.F.R. Section 107.720 and/or Section 107.760(b) (including, without limitation, by undertaking real estate, film production or oil and gas exploration activities).  In the event that Maker changes the nature of its business activity such that such change would render Maker ineligible for financing pursuant to applicable SBA rules and regulations, Maker agrees to use its best efforts to facilitate a transfer or redemption of any securities then held by Holder.

                              (ii)     Maker will at all times comply with the non-discrimination requirements of 13 C.F.R. Parts 112, 113 and 117.

                              (iii)     For a period of at least one year after the date of this Note, Maker will locate no more than 49 percent of the employees or tangible assets of Maker outside the United States.

          10.3     Additional Covenant.  Immediately after the effective date of this Note, Maker shall recall all units of Maker’s Tangential Flow Filtration (“TFF”) devices, and all specifications, diagrams, description or other information relating to such TFF devices, or any similar device, from all third parties who may currently have any of the foregoing.  Maker will take all necessary steps to ensure that such recall is effective as quickly as possible, and in no event later than fifteen (15) days after the effective date hereof.   Until the later of the expiration of the Standstill Period (as defined in Section 13 below) or the date on which this Note has been discharged in full, Maker shall not sell, license, loan or otherwise in any way transfer or distribute Maker’s Tangential Flow Filtration (“TFF”) devices or any similar device, or any specifications, diagrams, description or other information about the TFF devices, to any third party, or commit or promise or enter into any understanding of any kind, direct or indirect, contingent or otherwise, to do any of the foregoing in regard to Maker’s TFF devices or any similar device, without the prior written consent of Holder in each case.

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SECTION 11.  SECURITY INTEREST.

          11.1     First Priority in All Collateral.  To secure its obligations under this Note whether at stated maturity, by acceleration or otherwise, Maker hereby grants and pledges to Holder a first priority senior security interest in all of Maker’s right, title and interest in, to and under all of Maker’s tangible and intangible property, whether now owned, licensed or held or hereafter acquired, licensed, developed, held or arising, as described in Exhibit A hereto (the “Collateral”), and all proceeds of any kind from any disposition of any such Collateral. Such security interest shall be senior to any security interest in the Collateral granted the holders of  the Management Notes pursuant to any subordination agreement between Holder, the holders of the Management Notes and Maker, and shall be senior to any other security interest of any kind, direct or indirect, contingent or otherwise, in the Collateral except for the security interests and liens described in items 2, 3 and 4 of Schedule 14.11 of the Disclosure Schedule (only to the amounts set forth on such schedule) and any other indebtedness or obligations of Maker to Holder.  If certificates of title are now, or hereafter become, issued or outstanding with respect to any of the Collateral, Maker promptly shall cause the senior security interest of Holder to be properly noted thereon.  Maker agrees that the security interest herein granted has attached and shall continue until Maker’s obligations under this Note have been paid, performed and indefeasibly discharged in full.

          11.2     Rights Cumulative.  The rights and remedies of Holder with respect to the senior security interest granted hereby are in addition to those which are now or may hereafter be available to Holder as a matter of law or equity.  Each right, power and remedy of Holder provided for herein, or now or hereafter existing at law or in equity, shall be cumulative and concurrent and shall be in addition to every right, power and remedy provided for herein, and the exercise by Holder of any one or more of the rights, powers and/or remedies provided for in this Note, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including a grantee, of any or all other rights, powers and/or remedies.

          11.3     Documentation of Security Interest.  Maker shall execute, deliver, file, amend, and re-file any financing statements, instruments (including without limitation stock certificates), continuation statements, assignments, or other security agreements that Holder may require from time to time to confirm the liens arising out of this Note with respect to the Collateral.  Maker agrees to pay all reasonable costs associated with filing and/or re-filing of any financing statements, continuation statements or other security agreements required to perfect and to continue perfection of Holder’s security interest in the Collateral and all reasonable costs required to evidence the first priority of the security interest, including, without limitation, reasonable attorneys’ fees.  Maker authorizes Holder to file financing statements under the UCC with respect to the security interest granted hereby and agrees, upon request of Holder, to promptly and duly execute and deliver any and all such further instruments and documents, and to take such further action, as Holder may reasonably deem necessary or desirable to obtain the full benefits of this grant of security interest.

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          11.4     No Conflicting Agreements.  Maker shall not enter into any agreement on or after the effective date of this Note that would materially impair or conflict with Maker’s obligations hereunder without Holder’s prior written consent. Without Holder’s prior written consent, Maker shall not permit the inclusion in any material contract to which it becomes a party on or after the effective date of this Note, of any provisions that could or might in any way prevent the creation, perfection and maintenance of a first priority security interest in Maker’s rights and interest in any property included within the definition of the Collateral acquired under such contracts. Maker represents and warrants that, as of the effective date of this Note, there are no existing agreements or undertakings that would materially impair or conflict with Maker’s obligations hereunder or that could or might in any way prevent the creation, perfection and maintenance of a first priority security interest in Maker’s rights and interest in any property included within the definition of the Collateral acquired under such contracts; except for existing equipment leases described in item 2 of Schedule 14.11 and the statutory liens described in items 3 and 4 of the Disclosure Schedule.

          11.5     Notification Requirements.  Within two (2) business days of  any officer, director or employee of Maker obtaining knowledge thereof, Maker will promptly notify Holder in writing of any event that materially adversely affects the value of any material Collateral, the ability of Maker to dispose of any material Collateral, or the rights and remedies of Holder in relation thereto, including the levy of any legal process against any of the Collateral.

          11.6     Foreclosure Remedy.  Notwithstanding anything to the contrary herein or in the Recapitalization Agreement or any other agreement or document, in the event that Maker is unable to pay and discharge this Note in full on the Maturity Date, subject to the compliance with the requirements of the Delaware Uniform Commercial Code, nothing herein or in the Recapitalization Agreement or any other agreement or document shall be deemed to preclude, limit or restrict Holder from requiring the delivery of some or all of the Collateral in full or partial satisfaction of Maker’s obligation under the Note.  Alternatively, Holder may, in its sole discretion, elect to cause some or all of the Collateral to be sold, and the sale proceeds to be used to pay and discharge the Note in full.

SECTION 12.  CONVERSION.

          12.1     Holder’s Election.  Notwithstanding any other provision of this Note or any applicable agreement or document, until, and/or in the absence of, purchases for cash of a minimum of $15 million of Convertible Preferred Stock, by Other Investors (as defined in the Recapitalization Agreement), on the terms and conditions set forth in the Recapitalization Agreement and the Convertible Preferred Stock Term Sheet, Holder may, in its sole discretion, elect to convert any or all of the principal and/or interest due under the Note into any Equity Security and/or Debt Security (each as defined below) and/or any combination thereof, in each case that Holder shall designate in Holder’s sole discretion (the securities so elected being the “Holder Designated Securities”).  Holder may make such determinations from time to time and at any time before this Note has been discharged in full, and, as applicable, at any time on or before the expiration of the thirty (30) day notice period required under this Note in the event the Maker wishes to prepay this Note.  For purposes hereof, (i) the term “Equity Security” means any class or series of equity security, or any combination of classes and/or series of equity securities, of the Maker that have been authorized under the Maker’s certificate of incorporation, as amended and/or restated, including by any certificate of designation (the “Charter”), or any new class or series of equity security, or any combination of new and/or existing classes and/or series of equity securities, of the Maker for which the Maker has undertaken any agreement, obligation, promise, commitment or letter of intent to obtain such authorization and (ii) the term “Debt Security” means any evidence of

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indebtedness of the Maker that the Maker has authorized, created or incurred, or that the Maker has undertaken any agreement, obligation, promise, commitment or letter of intent to authorize, create or incur.

          12.2     Automatic Conversion.  The principal amount of, and accrued and unpaid interest on, this Note shall automatically convert into Convertible Preferred Stock, upon the terms and conditions set forth herein and in the Recapitalization Agreement, only in the event, and upon the closing of, the purchase in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments), on the terms and conditions set forth in the Convertible Preferred Stock Term Sheet, by Other Investors, as defined in the Convertible Preferred Stock Term Sheet, of a minimum of $15 million of Convertible Preferred Stock.

          12.3     Information for Holder’s Election.  Maker shall provide to Holder, within two (2) business days after notice of each request by Holder, all information reasonably requested by Holder in connection with any Equity Securities and/or Debt Securities, to enable Holder to make decisions regarding one or more conversions.  In the event that Maker seeks to prepay this Note, Maker shall deliver to Holder, simultaneously and together with the notice required under Section 2 of this Note of Maker’s interest in prepaying the Note, a summary of all material information, terms and conditions relating to all Equity Securities and Debt Securities (including any “side” letters or agreements or separate agreements).

          12.4     Conversion Price.  The conversion price for any conversion pursuant to Section 12.2 shall be the lowest nominal or effective price per share paid by the Other Investors who acquire such Convertible Preferred Stock (with the exception of shares issuable upon exercise of the Initial Bridge Warrants).  The conversion price for any conversion into any equity or debt security pursuant to Section 12.1 shall be the lowest of (i) the lowest nominal or effective price per share paid by any investor at any time on or after the date one year prior to the Effective Date (with the exception of (x) purchases of up to 35,000 shares of Common Stock pursuant to certain options to purchase, at a purchase price of $0.0001, that were outstanding on the Effective Date and held by members of the Board of Directors, as set forth in Schedule 2.7(d) to the Recapitalization Agreement, and (y) shares issuable upon the exercise of the Initial Bridge Warrants, each of which shall be excluded from consideration under this section), (ii) the lowest nominal or effective price at which any investor is entitled to acquire shares (including, without limitation, through purchase, exchange, conversion or exercise) pursuant to any other security, instrument, or promise, undertaking, commitment, agreement or letter of intent of the Maker outstanding on or after the Effective Date or granted, issued, extended or otherwise made available by the Maker at any time on or after the date one year prior to the Effective Date (regardless of whether currently exercisable or convertible) (with the exception of (x) certain options to purchase up to 35,000 shares of Common Stock at a purchase price of $0.0001 that were outstanding on the Effective Date and held by members of the Board of Directors as set forth in Schedule 2.7(d) to the Recapitalization Agreement, and (y) the Initial Bridge Warrants, each of which shall be excluded from consideration under this section); and (iii) the lesser of $0.10 per share or 35% discount to the average closing price per share of the Common Stock during any twenty consecutive trading days (beginning with the twenty consecutive trading days prior to the Effective Date); provided, however, that in no event shall the price per share calculated pursuant to this clause (iii) be less than $.04 per share.  The calculation required by clause (ii) hereof shall initially be based upon Schedule 2.7(d) to the Recapitalization Agreement.  All other rights, preferences, privileges, terms and conditions received by Holder in connection with any conversion and/or any securities issued by the Maker to Holder upon conversion, shall be no less favorable to Holder than the rights, preferences, privileges, terms and conditions any other investor in the Maker has received or is entitled to receive with respect to the security into which Holder is converting pursuant to any other security, instrument, promise, undertaking, commitment, agreement or letter of intent of the Maker, whether or not such rights, preferences, privileges, terms and conditions for any other investor are incorporated into the agreements or documents relating to any conversion or any issuance of the security or other instrument to that investor or are provided separately, at any time on or after one year prior to the

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Effective Date.  In regard to each conversion hereunder, the Maker hereby agrees to take and/or arrange for all necessary corporate and related action to enable the execution of each such conversion elected by Holder.

          12.5     No Impairment.  Maker shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by Maker under and/or in connection with this Note, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to this Note and in taking all such action as may be necessary or appropriate to protect Holder’s rights, preferences and privileges under and/or in connection with the Note against impairment.  Holder’s rights, preferences and privileges granted under and/or in connection with any Holder Designated Securities may not be amended, modified or waived without the Holder’s prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

SECTION 13.    STANDSTILL, EXCLUSIVITY AND CONFIDENTIALITY.

During the Bridge Period and the Equity Financing Period, as defined in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, but excluding the periods from February 18, 2004 through February 29, 2004 and from March 16, 2004 through the Effective Date (collectively the “Standstill Period”) the parties shall have worked together, and shall continue to work together, in good faith with best efforts to implement the terms of the Recapitalization Agreement, upon which the parties shall have reached binding agreement and which the parties shall have executed as a condition precedent to the execution and funding of this Note.  Except as provided in the fiduciary exception set forth in Section 3.2 of the Recapitalization Agreement, during the Standstill Period, the Maker and its officers, directors, employees, agents, advisers, consultants, partners and collaborators shall work only with Holder and its agents, advisers and consultants, and shall have had, and shall continue to have, no discussions, negotiations and/or communications of any kind with any other parties, regardless of which party initiates or attempts to initiate any such contact or communication, in regard to any potential equity or debt financing of the Maker by parties other than Holder, and/or any joint venture, license, co-development or other business arrangement by or with parties other than Holder.  Notwithstanding the fiduciary exception set forth in Section 3.2 of the Recapitalization Agreement, during the Standstill Period, the Maker and its officers, directors, employees, agents, advisers, consultants, partners and collaborators shall maintain confidentiality, and shall not have, and shall continue not to provide copies, excerpts, summaries, descriptions, or communicate in any way with any third parties, either directly or indirectly, as to any aspects of the recapitalization of Maker and/or any financing by Holder, including, without limitation, the identity of the parties involved, any terms of the Recapitalization Agreement, this Note, the Related Recapitalization Documents, the Convertible Preferred Stock or any other matter relating to the recapitalization of Maker, or the progress or status of any activities or processes relating to the recapitalization of Maker; provided, however, nothing herein shall prohibit the Maker from filing this Note, the Recapitalization Agreement and any Related Recapitalization Document with the Securities and Exchange Commission (the “SEC”), if required by the regulations of the SEC (subject to the covenant in Section 2.5(a) of the Recapitalization Agreement).  During the

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Standstill Period, the Maker shall not make any sales of equipment or other assets of any kind, including, without limitation, any non-essential laboratory equipment, and the Maker shall comply with Section 10.3 in regard to the TFF devices.

SECTION 14.    REPRESENTATIONS AND WARRANTIES.

Except as expressly set forth (with reference to a section in this Note) in the Disclosure Schedule attached hereto as Exhibit B (as updated as of each closing contemplated by the Recapitalization Agreement and the Related Recapitalization Documents), and only to the extent such exceptions are acceptable to Holder in its sole discretion as of the date of this Note, and independently as of the date upon which each additional Note is issued to Holder, and as of the date of each closing, if any, of the Anticipated Equity Financing, Maker represents and warrants to the following:

          14.1     Organization, Good Standing and Qualification.  Maker is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business.  Maker is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, operations, prospects or condition (financial or otherwise).

          14.2     Authorization of Note, Etc.  The execution, delivery and performance by Maker of this Note has been duly authorized by all requisite corporate action by Maker in accordance with Delaware law.  This Note is a valid and binding obligation of Maker, enforceable against Maker in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application effecting enforcements of creditors’ rights or general principles of equity.

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          14.3     No Conflicts.  The execution, delivery, performance, issuance, sale and delivery of this Note and the Related Recapitalization Documents, and compliance with the provisions hereof by Maker, will not (a) to the knowledge of Maker, violate any provision of any law, statute, rule or regulation applicable to Maker or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to Maker or any of its properties or assets or (b) conflict with or result in any material breach of any of the terms, conditions or provisions of, or constitute (with notice or lapse of time or both) a material default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of, any encumbrance upon any of the material assets of Maker under, the Charter or Bylaws of Maker (as they may be amended to date) or any agreement or instrument to which Maker is a party.  As used herein, “encumbrance” shall mean any liens, charges, encumbrances, equities, claims, options, proxies, pledges, security interests, licenses or other similar rights of any nature.

          14.4     Compliance with Other Instruments.  Maker is not in violation of any term of Maker’s Charter, as amended, including any certificate of designation filed therewith, and/or Maker’s Bylaws.  Maker is not, in any material respect, in violation of any term of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which Maker or any of such Collateral is subject.  To the best of Maker’s knowledge, no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a breach or violation, in any material respect, under any applicable judgments, orders, writs, decrees, federal, state and/or local laws, rules or regulations which would have a material adverse affect on the condition, financial or otherwise, or operations of Maker (as it is currently conducted and as it is proposed to be conducted) or on any material assets or any Intellectual Property or other Collateral owned, controlled, licensed, possessed, and/or used by Maker.  To the best of its knowledge, Maker has avoided every condition, and has not performed any act, the occurrence of which would result in Maker’s loss of any right granted under any license, distribution agreement or other agreement or Maker’s loss of any rights in or to any Collateral.

          14.5     Approvals.  Maker has obtained all necessary permits, authorizations, waivers, consents and approvals of or by, and made all necessary notifications of and/or filings with, all applicable persons (governmental and private), in connection with the execution, delivery, performance, issuance, sale and/or delivery of this Note, the Recapitalization Agreement and the Related Recapitalization Documents, and consummation by Maker of the transactions contemplated hereby and thereby, except as listed in Schedule 14.5

          14.6     Capitalization.  The authorized capital stock of Maker consists of 125,000,000 shares of Common Stock, par value $0.001 per share and 15,000,000 shares of Preferred Stock, par value of $0.001 per share.  As of the date hereof, 19,028,779 shares of Common Stock are issued and outstanding and no shares of preferred stock of any kind are issued and outstanding.  No other shares of any class or series of Maker’s capital stock are authorized and/or issued and outstanding.  All issued and outstanding shares of capital stock of Maker have been duly authorized and validly issued, and are fully paid and non-assessable, and have been offered, sold and delivered by Maker in compliance with all applicable federal and state securities laws.  Except as set forth in Schedule 14.6, no subscription, warrant, option, convertible security, or other right (direct or indirect, contingent or otherwise) to purchase or otherwise acquire any equity securities of Maker is authorized or outstanding, and there is no agreement, promise, commitment, undertaking or letter of intent of any kind (direct or indirect, contingent or otherwise) by Maker to issue any shares, subscriptions, warrants, options, convertible securities, or other such rights, or to distribute to holders of any of its equity securities any evidence of indebtedness or asset.  Except as set forth in Schedule 14.6, Maker has no obligation of any kind (direct or indirect, contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Schedule 14.6 includes a true, accurate and complete statement describing the total number of shares of Maker outstanding as of the date of this Note (on a fully diluted basis, including, without limitation, all warrants and options outstanding (whether or not currently exercisable), all convertible instruments of any kind (whether or not currently convertible), shares of all classes of stock, and any agreements, promises, commitments, undertakings or letters of intent to issue any of the foregoing.

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          14.7     Authorization of the Shares. Maker has, or before the first closing of the Anticipated Equity Financing hereunder will have, authorized the issuance and sale of a sufficient number of shares of Convertible Preferred Stock, par value $0.001 per share, and Common Stock of the Maker to fully implement the Recapitalization Plan, while maintaining such additional authorized but unissued shares as reasonably determined by Holder to be appropriate. Of such authorized shares, a sufficient number of shares shall be reserved for issuance upon any exercise of the Bridge Warrants and/or Preferred Stock Warrants.  If at any time the number of authorized but unissued shares of Convertible Preferred Stock and/or of Common Stock is not sufficient to effect the conversion of all then outstanding convertible Notes and other instruments, and the exercise of all then outstanding warrants, options and similar instruments, then, in addition to such other remedies as may be available to Holder, including, without limitation, the exercise of Holder’s right of first refusal set forth in Section 2.7(f) of the Recapitalization Agreement, Maker shall take such corporate action as may be necessary to increase its authorized but unissued shares of Convertible Preferred Stock and/or Common Stock to such number of shares as will be sufficient for such purposes.  Such corporate action shall include, without limitation, obtaining all requisite regulatory approvals and any requisite shareholder approval of any necessary amendment to Maker’s Charter.

          14.8     Litigation.  Except as set forth in Schedule 14.8 of the Disclosure Schedule, there is no action, suit, proceeding or investigation pending or, to the knowledge of Maker, currently threatened against Maker, and/or its directors, officers, advisers, agents, properties, assets or business, in each case relating to Maker and/or its business, assets, operations or properties.  Maker is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  There is no action, suit, proceeding or investigation by Maker currently pending or which Maker intends to initiate.

          14.9     No Liens.  Except for liens for the benefit of Holder, created by this Note, the Recapitalization Agreement and/or any of the Related Recapitalization Documents, and except as set forth in Schedule 14.9 of the Disclosure Schedule, none of the material assets of Maker, including the Collateral, are subject to any existing lien, pledge, security interest or other encumbrance of any kind, direct or indirect, contingent or otherwise.

          14.10     Full Disclosure.  Notwithstanding any other provision of this Note, neither this Note, nor any exhibit hereto, nor any written report, certificate, instrument or other information furnished to Holder in connection with the transactions contemplated under and/or in connection with Note contain any material misstatement (including, without limitation, any material omission), or is misleading in any material respect.

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          14.11     No Other Security Interests or Other Encumbrances.  Except as set forth in Schedule 14.11 (and only to the amounts set forth on such schedule), there are no existing security interests, pledges, liens or other encumbrances of any kind, direct or indirect, contingent or otherwise (including without limitation any licensing or partnering arrangements or agreements), in or relating to any assets of Maker, including, without limitation, any Intellectual Property (as defined herein) or other Collateral.  All existing security interests, pledges, liens or other encumbrances of any kind, other than those set forth in Schedule 14.11 hereto (and only to the amounts set forth on such schedule), are subordinate to the security interest established pursuant to Section 11 hereof, all necessary consents, subordination agreements and waivers, if any, have been obtained, and all amended filings and/or re-filings shall be made immediately upon execution of this Note.

          14.12     “Small Business”.

                          (a)     Small Business Status. Maker together with its “affiliates” (as that term is defined in Section 121.103 of Title 13 of Code of Federal Regulations (the “Federal Regulations”)) is a “small business concern” within the meaning of the Small Business Investment Act of 1958, as amended (the “Small Business Act” or “SBIA”), and the regulations promulgated thereunder, including Section 121.301(c) of Title 13, Code of Federal Regulations.

                          (b)     Information for SBA Reports.  Maker has delivered and/or will deliver to Holder certain information, set forth by and regarding the Maker and its affiliates in connection with this Note, on SBA Forms 480, 652 and Part A and B of Form 1031.  This information delivered was true, accurate, complete and correct, and any information yet to be delivered will be true, accurate, complete and correct, and in form and substance acceptable to Holder.

                          (c)     Eligibility.  Maker is eligible for financing by any Holder pursuant to Section 107.720 of Title 13 of the Federal Regulations and any other SBA regulations.

          14.13      Intellectual Property.

                          (d)     Definitions. “Intellectual Property” means all foreign and domestic intangible property and rights, owned, licensed, sub-licensed or otherwise obtained by Maker, including, without limitation, (i) inventions, discoveries and ideas, whether patentable or not, and all patents, registrations and applications therefor, including divisions, continuations, continuations-in-part, requests for continued examination, and renewal applications, and including renewals, extensions and reissues (collectively, “Patents”); (ii) confidential and proprietary information, trade secrets and know-how, including without limitation processes, schematics, formulae, drawings, prototypes, models, designs and customer lists (collectively, “Trade Secrets”); (iii) all data, slides, observations, and laboratory results, produced by, for or on behalf of Maker, or which Maker has rights to obtain (collectively, “Data”); (iv) all FDA applications, registrations, filings and other rights (collectively, “FDA Rights”) and all data and documentation supporting or relating thereto; (iv) published and unpublished works of authorship, whether copyrightable or not (including, without limitation, databases and other compilations of information), copyrights therein and thereto, and registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof (collectively, “Copyrights”); (v) trademarks, service marks, brand names, certification marks, collective marks, d/b/a’s, Internet domain names, logos, symbols, data, trade dress, assumed names, fictitious names, trade names, and other indicia of origin, all applications and registrations for the foregoing, and all goodwill associated therewith and symbolized thereby, including all extensions, modifications and renewals of same (collectively, “Trademarks”); (vi) all other intellectual property or proprietary rights, including, without limitation, all claims or causes of action arising out of or related to any

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infringement, misappropriation or other violation of any of the foregoing, including rights to recover for past, present and future violations thereof (collectively, “Other Proprietary Rights”).

                          “Intellectual Property Contracts” means all agreements involving, relating to or affecting the Intellectual Property, including, without limitation, agreements granting rights to use the Licensed or Sub-Licensed Intellectual Property, agreements granting rights to use Owned Intellectual Property, confidentiality agreements, Trademark coexistence agreements, Trademark consent agreements and non-assertion agreements.

“Licensed or Sub-Licensed Intellectual Property” means the Intellectual Property that Maker is licensed, sub-licensed or otherwise permitted by other persons or entities to use.

“Owned Intellectual Property” means the Intellectual Property owned by Maker.

“Registered” means issued, registered, renewed or the subject of a pending application.

                          (e)     Schedule 14.13 (“Intellectual Property”) sets forth a true and complete list and summary description of (A) all Registered or material Owned Intellectual Property (each identified as a Patent, Trademark, Trade Secret, Copyright or Other Proprietary Right, as the case may be); (B) all Licensed or Sub Licensed Intellectual Property and (C) all Intellectual Property Contracts.

                          (f)     All Intellectual Property is valid, subsisting and enforceable.  No Owned Intellectual Property has been canceled, suspended, adjudicated invalid, not maintained, expired or lapsed, or is subject to any outstanding order, judgment or decree restricting its use or adversely affecting or reflecting Maker’s rights thereto.  No Licensed or Sub-Licensed Intellectual Property has been canceled, suspended, not renewed or extended, adjudicated invalid, not maintained, expired or lapsed, or is subject to any outstanding order, judgment or decree restricting its use or adversely affecting or reflecting Maker’s rights thereto.

                          (g)     The Owned Intellectual Property is owned exclusively by Maker and has been used with all patent, trademark, copyright, confidential, proprietary and other Intellectual Property notices and legends prescribed by law or otherwise permitted.

                          (h)     No suit, action, reissue, reexamination, public protest, interference, opposition, cancellation or other proceeding (collectively, “Suit”) is pending or threatened concerning any claim or position:

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                                (i)      that Maker, or another person or entity, has violated any Intellectual Property rights.  To Maker’s best knowledge, Maker is not violating and has not violated any intellectual property rights of any other party.

                                (ii)     that Maker, or another person or entity, has breached any Intellectual Property Contract.  There exists no event, condition or occurrence which, with the giving of notice or lapse of time, or both, would constitute a breach or default by Maker, or a breach or default by another person or entity, under any Intellectual Property Contract.  No party to any Intellectual Property Contract has given Maker notice of its intention to cancel, terminate or fail to renew any Intellectual Property Contract.

                                (iii)    that the Intellectual Property has been violated or is invalid, unenforceable, unpatentable, unregisterable, cancelable, not owned or not owned exclusively by Maker.  No such claim has been threatened or asserted. To Maker’s best knowledge, no valid basis for any such Suits or claims exists.

                          (i)     To Maker’s best knowledge, no other person or entity is violating, infringing upon or claiming rights incompatible with Maker’s rights to any Intellectual Property.  Maker has provided to Holder copies of all information reasonably available to it relevant to intellectual property rights claimed by third parties and possible infringement thereof including, without limitation, any freedom to practice or freedom to operate opinions.

                          (j)     Except as set forth on Schedule 14.13(j), Maker owns or otherwise holds valid rights to use all Intellectual Property used in its business.

                          (k)     Maker has timely made all filings and payments with the appropriate foreign and domestic agencies and other parties required to maintain in full force and effect all Intellectual Property.  Except as set forth on Schedule 14.13, no due dates for filings or payments concerning the Intellectual Property (including, without limitation, office action responses, affidavits of use, affidavits of continuing use, renewals, requests for extension of time, maintenance fees, application fees and foreign convention priority filings) fall due within ninety (90) days prior to or after the closing, whether or not such due dates are extendable.  Maker is in compliance with all applicable rules and regulations of such agencies and other parties with respect to the Intellectual Property.  All documentation necessary to confirm and effect the Intellectual Property, if acquired from other persons or entities, has been recorded in the United States Patent and Trademark Office, the United States Copyright Office and other official offices.

                          (l)     Maker has undertaken and consistently implemented best efforts to protect the secrecy, confidentiality and value of all non-public Intellectual Property used in its business (including, without limitation, entering into appropriate confidentiality agreements with all officers, directors, employees and other persons or entities with access to such non-public Intellectual Property).  Maker management has not disclosed any such non-public Intellectual Property to any persons or entities other than (i) Maker employees or Maker contractors who had a need to know and use such non-public Intellectual Property in the ordinary course of employment or contract performance, or (ii) prospective customers, and in each case who executed appropriate confidentiality agreements.

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                          (m)     Maker has taken all reasonable measures to confirm that no current or former Maker employee is or was a party to any confidentiality agreement or agreement not to compete that restricts or forbids, or restricted or forbade at any time during such employee’s employment by Maker, such employee’s performance of Maker’s business, or any other activity that such employee was hired to perform or otherwise performed on behalf of or in connection with such employee’s employment by Maker.

          14.14     SEC Filings; Financial Statements.

                         (a)     Maker has delivered or made available to Holder accurate and complete copies of all registration statements, proxy statements and other statements, reports, schedules, forms and other documents filed by the Maker with the SEC since January 1, 2003, and all amendments thereto (the “Maker SEC Documents”).  Except as set forth on Schedule 14.14(a), all statements, reports, schedules, forms and other documents required to have been filed by Maker with the SEC have been so filed on a timely basis.   As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Note, then on the date of such filing):  (i) each of the Maker SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the Maker SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                         (b)     The financial statements (including any related notes) contained in the Maker SEC Documents:  (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that will not, individually or in the aggregate, be material in amount), and (iii) fairly present the consolidated financial position of Maker and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of Maker and its consolidated subsidiaries for the periods covered thereby.

          14.15     Liabilities.  Other than (i) tax liabilities to the State of Washington in the maximum amount of $492,000, (ii) amounts payable to Cognate Therapeutics and (iii) future lease payments to Benaroya Capital Co. LLC for Maker’s premises lease not yet due, Maker’s aggregate accrued, contingent and/or other liabilities of any nature, either mature or immature, as of the Amendment Date, do not exceed $400,000, of which (X) $276,000 are currently due payables (including $204,966 for attorney and auditor fees), (Y) $65,000 are the aggregate balances of capital leases payable in monthly installments in the amounts set forth in the budget included in the Schedule of Exceptions through the first calendar quarter of 2006, decreasing thereafter, the last of which is fully amortized in May 2007, and (Z) $59,000 are accrued vacation and sick pay.

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          14.16     Compliance with All Standstill Provisions.  Maker has complied in all respects with all standstill, exclusivity and confidentiality provisions of (a) this Note, the Recapitalization Agreement and the Related Recapitalization Documents, (b) Section 13 of that certain 10% Convertible, Secured Promissory Note by and between Maker and Holder dated as of February 2, 2004 and (c) Section 13 of that certain 10% Convertible, Secured Promissory Note by and between Maker and Holder dated as of March 1, 2004.

SECTION 15.    INDEMNIFICATION

          15.1     Indemnification Agreement.

                      (a)     In addition to all rights and remedies available to Holder at law or in equity, Maker shall indemnify Holder and each subsequent holder of this Note, and their respective affiliates, stockholders, limited partners, general partners, officers, directors, managers, employees, agents, representatives, successors and assigns (collectively, the “Indemnified Persons”) and save and hold each of them harmless against and pay on behalf of or reimburse such party as and when incurred for any loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, tax, penalty, fine or expense (other than any demand, claim, action or cause of action instituted by Maker), including interest, penalties, reasonable attorneys’ fees and expenses, and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, “Losses) which any such party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of:

                               (i)     any material misrepresentation in, or material omission from, or breach of any of the representations, warranties, statements, schedules and/or exhibits hereto, certificates or other instruments or documents furnished to Holder by Maker in connection with this  Note; or

                               (ii)    any material nonfulfillment or material breach of any covenant or agreement on the part of Maker under this Note.

                      (b)     Notwithstanding the foregoing, Maker shall not be liable for any portion of Losses resulting from the gross negligence or willful misconduct of Holder or a subsequent holder of this Note.

                      (c)     Within twenty (20) days after receipt of notice of commencement of any action or the assertion of any claim by a third party, Holder shall give Maker written notice thereof together with a copy of such claim, process or other legal pleading of such claim.  Maker shall have the right to assist in the defense thereof by representation of its own choosing.

          15.2     Survival.  All indemnification rights hereunder shall survive the execution and delivery of this Note and the consummation of the transactions contemplated hereby (i) for a period of two years with respect to representations and warranties made by Maker, and (ii) until fully performed with respect to covenants and agreements made by Maker, regardless of any

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investigation, inquiry or examination made for or on behalf of, or any knowledge of Holder and/or any of the Indemnified Persons, or the acceptance by Holder of any certificate or opinion.

          15.3     Payment.  Any indemnification of Holder or any other Indemnified Person by Maker pursuant to this Section 15 shall be effected by wire transfer of immediately available funds from Maker to an account designated by Holder or such other Indemnified Person within fifteen (15) days after the determination thereof.

SECTION 16.  INTEGRATION WITH RECAPITALIZATION PLAN

Maker acknowledges and agrees that the funding provided by Holder pursuant to this Note is only being provided as part of an integrated Recapitalization Plan, as set forth in the Recapitalization Agreement.  Maker further acknowledges and agrees that this Note is subject to all terms and conditions set forth in the Recapitalization Agreement.

SECTION 17.  MISCELLANEOUS.

          17.1     Notices.  All notices, demands and requests of any kind to be delivered to any party in connection with this Note shall be in writing and shall be deemed to be effective upon delivery if (i) personally delivered, (ii) sent by confirmed facsimile with a copy sent by nationally recognized overnight courier, (iii) sent by nationally recognized overnight courier, or (iv) sent by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

if to Maker:	Northwest Biotherapeutics, Inc.
22322 20th Ave SE, Suite 150
Bothell, WA 98021
Fax: (425) 608 3146
Attn: Alton Boynton

if to Holder:	Toucan Capital Fund II, LP
7600 Wisconsin Avenue
Suite 700
Bethesda, MD 20814
Fax: (240) 497-4060
Attention: Linda F. Powers

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance with the provisions of this Section.

          17.2     Parties In Interest.  This Note shall bind and inure to the benefit of Holder, Maker and their respective successors and permitted assigns.  Maker shall not transfer or assign this Note without the prior written consent of Holder.  Holder may transfer and assign this note without the prior consent of Maker.

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          17.3     Entire Agreement.  This Note together with the Disclosure Schedule and the Recapitalization Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto.

          17.4     Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to principles of conflicts of laws of the State of Delaware or any other state).

          17.5     Headings.  The section and paragraph headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of this Note.

          17.6     Amendments.  No provision of this Note may be amended or waived without the express written consent of both Maker and Holder, provided, however, that Holder may waive any provision hereof that inures to the benefit of Holder without the prior written consent of Maker. Also notwithstanding anything to the contrary, this Note shall be amended as and to the extent necessary to comply with the Small Business Investment Act and all regulations, advice, direction and guidance applicable to SBIC’s.

          17.7     Nature of Obligation.  This Note is being made for business and investment purposes, and not for household or other purposes.

          17.8     Expenses.  Maker shall pay, reimburse or otherwise satisfy, upon demand of Holder, all fees, costs and expenses incurred and/or undertaken, and to be incurred and/or undertaken, by Holder relating to the preparation for, development of and implementation of the Recapitalization Plan set forth in the Recapitalization Agreement, including, without limitation, all due diligence expenses and all expenses relating to the Bridge Funding, the Anticipated Equity Financing and the transactions contemplated thereby and the documentation of the foregoing (including, without limitation all legal fees and expenses and costs incurred and to be incurred in connection with any SBA filings), which shall be satisfied by Maker upon Holder’s demand, including but without limitation upon each closing of the Bridge Funding or Anticipated Equity Financing.  This obligation shall apply regardless of whether or not all of the transactions contemplated in the Recapitalization Agreement close.  At each closing of Bridge Funding and/or Anticipated Equity Financing, at Holder’s sole discretion, and with respect to any or all of such fees, costs and expenses accrued through such closing, Maker shall (a) pay Holder in cash concurrently with such closing (or at Holder’s sole discretion, Investor may withhold such amount from the wire of investment proceeds), (b) issue a Note in the form hereof in principal amount equal to such fees, costs and expenses (which at Holder’s option may instead be evidenced as an increase in the principal amount of any Note issued in connection with such closing); or (c) treat such fees, costs and expenses as an unsecured payable.  At any time following such closing, Holder may require any amounts that it elected to have Maker treat as unsecured amounts payable to be paid in cash or satisfied by issuance of a Note in the principal amount of some or all of such unsecured obligation.

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          IN WITNESS WHEREOF, Maker has caused this Note to be duly executed by its duly authorized person(s) as of the date first written above.

NORTHWEST BIOTHERAPEUTICS, INC.

By /s/ Alton Boynton

Name: Alton Boynton

Title: President

Consent and Agreement

          Toucan Capital Fund II, L.P. consents to the loan and security interest granted by Maker in the foregoing Note.

TOUCAN CAPITAL FUND II, LP

By /s/ Linda Powers

Name: Linda Powers

Title: Managing Director

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EXHIBIT A

DESCRIPTION OF COLLATERAL

[See page 26 of Exhibit A-1 to Annex B-1]

26

EXHIBIT B

DISCLOSURE SCHEDULE

[Not filed herewith].

27

Exhibit A-7 to Annex B-2

Form of  $500,000 Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note to Evidence November Bridge Funding

[See Exhibit B to Annex B-3]

1

Exhibit B to Annex B-2

[See Annex A]

1

Exhibit K-1 to Annex B-2

October 22 Bridge Warrant

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

NORTHWEST BIOTHERAPEUTICS, INC.

WARRANT

No. BW-5	October 22, 2004

          THIS CERTIFIES THAT, for value received, TOUCAN CAPITAL FUND II, L.P., with its principal office at 7600 Wisconsin Avenue, Suite 700, Bethesda, MD 20814, and/or its designees or assigns (collectively, the “Holder”), is entitled to subscribe for and purchase from NORTHWEST BIOTHERAPEUTICS, INC., a Delaware corporation, with its principal office at 22322 20th Avenue SE, Suite 150, Bothell, Washington 98021 (the “Company”), such number of Exercise Shares as provided herein at the Exercise Price (each subject to adjustment as provided herein).  This Warrant is being issued pursuant to the terms of the Amended and Restated Recapitalization Agreement, dated July 30, 2004, as amended on October 22, 2004, by and among the Company and the Holder (the “Recapitalization Agreement”).

          1.       DEFINITIONS.  Capitalized terms used but not defined herein shall have the meanings set forth in the Recapitalization Agreement or Related Recapitalization Document, as applicable.  As used herein, the following terms shall have the following respective meanings:

                    (a)       “Capital Stock” shall mean the securities for which this Warrant is exercisable as provided in Section 2.2 hereof.

                    (b)       “Denominator Share Price” shall mean $0.10.

                    (c)       “Exercise Period” shall mean the period commencing on the date of issuance of this Warrant and ending seven (7) years after the date of issuance of this Warrant.

                    (d)       “Exercise Price” shall mean the lesser of (i) $0.10 per share (subject to adjustment as provided in Section 5) or (ii) a 35% discount to the average closing price during the twenty trading days prior to the first closing of the sale by the Company of Preferred Stock as contemplated by the Recapitalization Agreement; provided, however, that in no event will the Exercise Price be less than $0.04 per share (subject to adjustment pursuant to Section 5).

                    (e)       “Exercise Shares” shall mean a number of shares of Capital Stock equal to the quotient of (i) 100% (i.e., 1.0) multiplied by the Note Amount, divided by (ii) the Denominator Share Price, which in this case equals 5,000,000 shares of Capital Stock, subject to adjustment pursuant to the terms herein.

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                    (f)        “Note Amount” shall mean $500,000.

          2.       EXERCISE OF WARRANT.  The rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

                    (a)       An executed Notice of Exercise in the form attached hereto;

                    (b)       Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness; and

                    (c)       This Warrant.

          Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.  In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of Exercise Shares purchasable hereunder.

          The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

          2.1       Net Exercise.  Notwithstanding any provisions herein to the contrary, if the fair market value of one Exercise Share is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of Exercise Shares computed using the following formula:

                     X = (Y (A-B))/A

          Where X =     the number of Exercise Shares to be issued to the Holder

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Y =	the number of Exercise Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, that portion of the Warrant being canceled (at the date of such calculation)

A =	the fair market value of one Exercise Share (at the date of such calculation)

B =	Exercise Price (as adjusted to the date of such calculation)

          For purposes of the above calculation, the fair market value of one Exercise Share shall be determined by the Company’s Board of Directors in good faith; provided, however, that in the event that this Warrant is exercised pursuant to this Section 2.1 in connection with the Company’s initial public offering of its Common Stock, the fair market value per share shall be the product of (i) the per share offering price to the public of the Company’s initial public offering, and (ii) the number of shares of Common Stock into which each Exercise Share is convertible at the time of such exercise.

          2.2       Securities for Which Warrant is Exercisable.  In the event the Convertible Preferred Stock is approved and authorized, and the terms and conditions are the same as set forth in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, and Other Investors have purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, then, subject to Section 5 hereof, this Warrant shall be exercisable solely for such Convertible Preferred Stock.  However, if, for any reason, such Convertible Preferred Stock is not approved or authorized, and/or is approved or authorized on any terms different than any terms set forth in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, and/or if Other Investors have not purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, this Warrant shall be exercisable for any Equity Security and/or Debt Security and/or any combination thereof, in each case that Holder shall designate in Holder’s sole discretion.

          3.       COVENANTS OF THE COMPANY.

                     3.1       Covenants as to Exercise Shares.  The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof.  The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of the series of equity securities comprising the Exercise Shares and the Company’s Common Stock to provide for the exercise of the rights represented by this Warrant and the subsequent conversion

3

of the Exercise Shares.  If at any time during the Exercise Period the number of authorized but unissued shares of such series of the Company’s equity securities or the Company’s Common Stock shall not be sufficient to permit exercise of this Warrant or the subsequent conversion of the Exercise Shares, then, in addition to such other remedies as may be available to Holder, including, without limitation, the exercise of Holder’s right of first refusal set forth in Section 2.7(f) of the Recapitalization Agreement, the Company will take such corporate action as shall be necessary to increase its authorized but unissued shares of such series of the Company’s equity securities or the Company’s Common Stock, as appropriate, to such number of shares as shall be sufficient for such purposes.

                     3.2       Notices of Record Date.  In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

                     3.3       No Impairment.  The Company shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under and/or in connection with this Warrant, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to this Warrant and in taking all such action as may be necessary or appropriate to protect Holder’s rights, preferences and privileges under and/or in connection with this Warrant against impairment.   The Holder’s rights, preferences and privileges granted under and/or in connection with this Warrant may not be amended, modified or waived without the Holder’s prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

                     3.4       Registration Rights.  The Company agrees that the Underlying Shares (as defined below) shall be “registrable securities” (or terms of similar impact) under any agreement executed by the Company as part of the Anticipated Equity Financing, or any other agreement executed by the Company in lieu of, and/or in addition to, the Anticipated Equity Financing, in each case, for purposes of providing registration rights under the Act to holders of shares of Capital Stock, and the Company shall ensure that any such agreement conforms with the requirements of this Section 3.4.  Such registration rights may not be amended, modified or waived without the prior written consent of the Holder.

          4.       REPRESENTATIONS OF HOLDER.

                     4.1       Acquisition of Warrant for Personal Account.  The Holder represents and warrants that it is acquiring the Warrant, the Exercise Shares and the shares of Common Stock issuable upon conversion of the Exercise Shares (the “Underlying Shares”) solely for its account for investment and not with a view to or for sale or distribution of said Warrant, Exercise Shares or Underlying Shares, or any part thereof except in compliance with applicable federal and state securities laws.  The Holder also represents that the entire legal and beneficial interests

4

of the Warrant, the Exercise Shares and the Underlying Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

                     4.2       Securities Are Not Registered.

                                 (a)       The Holder understands that the Warrant, the Exercise Shares and the Underlying Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected by the Holder.  The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities.  The Holder has no such present intention.

                                  (b)        The Holder recognizes that the Warrant, the Exercise Shares and the Underlying Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available; provided, however, the parties acknowledge and agree that the Company has an obligation to register the Underlying Shares as provided in the Recapitalization Agreement and the Convertible Preferred Stock Term Sheet.

                                  (c)        The Holder is aware that neither the Warrant, the Exercise Shares nor the Underlying Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

                     4.3       Disposition of Warrant, Exercise Shares and Underlying Shares.

                                  (a)        The Holder further agrees not to make any disposition of all or any part of the Warrant, the Exercise Shares or the Underlying Shares in any event unless and until:

                                               (i)       The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

                                               (ii)       There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                                                (iii)        The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and such disposition shall not be contrary to any applicable federal and/or state securities laws.

5

                                  (b)        The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

                     4.4       Accredited Investor Status.  The Holder is an “accredited investor” as defined in Regulation D promulgated under the Act.

          5.       ADJUSTMENT OF EXERCISE PRICE AND EXERCISE SHARES.

                     5.1       Changes in Securities.  In the event of changes in the series of equity securities of the Company comprising the Exercise Shares by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of Exercise Shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.  For purposes of this Section 5, the “Aggregate Exercise Price” shall mean the aggregate Exercise Price payable in connection with the exercise in full of this Warrant.  The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

                     5.2       Automatic Conversion.  Upon the automatic conversion of all outstanding shares of the series of equity securities comprising the Exercise Shares into Common Stock, if applicable, this Warrant shall become exercisable for that number of shares of Common Stock of the Company into which the Exercise Shares would then be convertible, so long as such shares, if this Warrant had been exercised prior to such offering, would have been converted into shares of the Company’s Common Stock pursuant to the Company’s Certificate of Incorporation.  In such case, all references to “Exercise Shares” shall mean shares of the Company’s Common Stock issuable upon exercise of this Warrant, as appropriate.

                     5.3       Dilutive Issuances.  If at any time prior to exercise of this Warrant, the Company issues or sells, or is deemed to have issued or sold, additional shares of Capital Stock for a nominal or effective price less than the then effective Exercise Price (a “Dilutive Issuance”), then and in each such case, the then existing Exercise Price shall be reduced, as of the opening of business on the date of such issue or sale, to the price at which such shares are issued or sold, or deemed to be issued or sold.  For purposes of this Section 5.3, the Company will be deemed to have issued or sold additional shares of Capital Stock if it issues any security

6

or instrument convertible, exercisable or exchangeable for Capital Stock, or if it promises, undertakes, commits, agrees or enters into any letter of intent to do so.  Notwithstanding the foregoing, (i) no further adjustment of the Exercise Price shall be made as a result of the actual issuance of shares of Capital Stock upon the conversion, exercise or exchange of any such instrument or in satisfaction of any such undertaking, commitment, agreement or letter of intent, and (ii) no adjustment of the Exercise Price shall be made as a result of the actual issuance of any shares of Common Stock pursuant to either (X) the exercise of those certain options to purchase up to 35,000 shares of Common Stock at a purchase price of $0.0001 per share that were outstanding on April 26, 2004 and held by members of the Board of Directors of the Company; or (Y) the exercise of the Initial Bridge Warrants.

                     5.4       Certificate of Adjustments.  Upon each adjustment of the Exercise Price and/or Exercise Shares, the Company shall promptly notify the Holder in writing and furnish the Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based.

          6.       FRACTIONAL SHARES.  No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto.  All Exercise Shares (including fractions) to be issued upon exercise of this Warrant shall be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share.  If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of one Exercise Share by such fraction.

          7.       TRANSFER OF WARRANT.  Subject to applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at any time or times by the Holder, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder.  The transferee shall sign a customary investment letter in form and substance reasonably satisfactory to the Company.

          8.       LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.  If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.  Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

          9.       AMENDMENT.  Any term of this Warrant may be amended or waived only with the written consent of the Company and the Holder.

          10.       NOTICES, ETC.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given upon actual delivery to the recipient.   All communications shall be sent to the Company and to the Holder at the addresses listed on the signature page

7

hereof or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

          11.       GOVERNING LAW.  This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware without giving effect to conflicts of laws principles.

[Signature Page Follows]

8

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

NORTHWEST BIOTHERAPEUTICS, INC.

By /s/ Alton Boynton

Name: Alton Boynton

Title: President

		Address:	22322 20th Avenue SE
Suite 150
Bothell, WA 98021
Fax: (425) 608-3146

ACKNOWLEDGED AND AGREED:

TOUCAN CAPITAL FUND II, LP

By /s/ Linda Powers

Name: Linda Powers

Title: Managing Director

Address:	7600 Wisconsin Avenue
Suite 700
Bethesda, MD 20814
Fax: (240) 497-4060

[Signature Page to Warrant No. BW-5]

9

NOTICE OF EXERCISE

TO:     NORTHWEST BIOTHERAPEUTICS, INC.

            (1)       ☐       The undersigned hereby elects to purchase ________ shares of ___________ (the “Exercise Shares”) of NORTHWEST BIOTHERAPEUTICS, INC. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

                       ☐        The undersigned hereby elects to purchase ________ shares of __________ (the “Exercise Shares”) of NORTHWEST BIOTHERAPEUTICS, INC. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

          (2)       Please issue a certificate or certificates representing said Exercise Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

          (3)        The undersigned represents that (i) the aforesaid Exercise Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in accordance with applicable federal and state securities laws; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that Exercise Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Exercise Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Exercise Shares unless and until there is then in effect a

10

registration statement under the Securities Act covering such proposed disposition or unless such transaction is in compliance with applicable federal and state securities laws.

(Date)	(Signature)

(Print name)

11

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form
and supply required information.  Do not use this
form to purchase shares.)

          FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)

Dated: __________, 20__

Holder’s Signature:

Holder’s Address:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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Exhibit K-2 to Annex B-2

Form of November Bridge Warrant

[See Exhibit A to Annex B-3]

1

EXECUTION VERSION

Annex B-3

AMENDMENT NO. 2 TO AMENDED AND RESTATED RECAPITALIZATION AGREEMENT

          THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED RECAPITALIZATION AGREEMENT (this “Amendment”) is made and entered into as of November 10, 2004 by and between NORTHWEST BIOTHERAPEUTICS, INC., and its affiliates, if any (collectively, the “Company”), a Delaware corporation with offices at 22322 20th Ave SE, Suite 150, Bothell, Washington, 98021, and TOUCAN CAPITAL FUND II, L.P., and its designees (collectively, “Investor”), a Delaware limited partnership with offices at 7600 Wisconsin Avenue, Bethesda, MD 20814. All capitalized terms used herein but not otherwise defined shall have the meaning given such terms in the Agreement (as defined below).

RECITALS

          WHEREAS, the Company and Investor have entered into that certain Amended and Restated Recapitalization Agreement, dated as of July 30, 2004 (the “Agreement”);

          WHEREAS, on October 22, 2004, the Company and Investor entered into Amendment No. 1 to the Agreement;

          WHEREAS, the Company and Investor desire to further amend the Agreement to make such changes to the Agreement as are set forth herein; and

          WHEREAS, Section 4.13(f) of the Agreement provides that the Agreement may be amended or modified only by a written instrument signed by the Company and Investor.

AMENDMENT

          NOW, THEREFORE, for and in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Investor hereby agree as follows:

1.

Section 1.1 of the Agreement is hereby amended by replacing “two hundred twenty five (225)” with “two hundred thirty-five (235)” and by replacing “one hundred ninety five (195)” with “two hundred (200).”

2.	Section 2.3(b) of the Agreement is hereby amended by replacing “November 5, 2004” with “November 12, 2004.”

3.

Section 2.6(a) and Section 2.6(b) of the Agreement are hereby each amended by replacing “two hundred twenty five (225)” with “two hundred thirty-five (235) (or in the event the November Bridge Funding is not provided, two hundred (200)).”

4.	Section 2.12(a) of the Agreement is hereby amended by replacing “Within fourteen (14) calendar days of the Amendment Date” with “If Investor provides the November Bridge Funding.”

B-3-1

EXECUTION VERSION

5.	Section 2.12(d) of the Agreement is hereby amended by replacing “October 22 Bridge Warrant” with “November Bridge Warrant.”

6.	Except as amended and/or restated hereby, all other terms and conditions of the Agreement shall be unaffected hereby and remain in full force and effect.

7.

This Amendment (including the Exhibits hereto, which are an integral part of the Amendment), together with the Agreement, as amended (including the Schedules and Exhibits thereto, which are an integral part of the Agreement) and the Related Recapitalization Documents, constitute the entire agreement among the parties hereto and thereto with regard to the subjects hereof and thereof and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

8.	This Amendment shall be governed by and construed under the laws of the State of Delaware, without regard to its conflicts of law provisions.

9.	This Amendment may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

10.	This Amendment shall take effect immediately upon execution by the Company and Investor.

[Remainder of page left intentionally blank]

B-3-2

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 2 TO AMENDED AND RESTATED RECAPITALIZATION AGREEMENT as of the date above written.

NORTHWEST BIOTHERAPEUTICS, INC.

By: /s/ Alton L. Boynton

Name: Alton L. Boynton
Title: President

TOUCAN CAPITAL FUND II, LP

By: /s/ Linda F. Powers

Name: Linda F. Powers
Title: Managing Director

B-3-3

Exhibit A to Annex B-3

EXECUTION VERSION

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

NORTHWEST BIOTHERAPEUTICS, INC.

WARRANT

No. BW-6	November 10, 2004

THIS CERTIFIES THAT, for value received, TOUCAN CAPITAL FUND II, L.P., with its principal office at 7600 Wisconsin Avenue, Suite 700, Bethesda, MD 20814, and/or its designees or assigns (collectively, the “Holder”), is entitled to subscribe for and purchase from NORTHWEST BIOTHERAPEUTICS, INC., a Delaware corporation, with its principal office at 22322 20th Avenue SE, Suite 150, Bothell, Washington 98021  (the “Company”), such number of Exercise Shares as provided herein at the Exercise Price (each subject to adjustment as provided herein). This Warrant is being issued pursuant to the terms of the Amended and Restated Recapitalization Agreement, dated July 30, 2004, as amended on October 22, 2004 and November 10, 2004, by and among the Company and the Holder (the “Recapitalization Agreement”).

          1.     DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings set forth in the Recapitalization Agreement or Related Recapitalization Document, as applicable. As used herein, the following terms shall have the following respective meanings:

                (a)     “Capital Stock” shall mean the securities for which this Warrant is exercisable as provided in Section 2.2 hereof.

                (b)     “Denominator Share Price” shall mean $0.10.

                (c)     “Exercise Period” shall mean the period commencing on the date of issuance of this Warrant and ending seven (7) years after the date of issuance of this Warrant.

                (d)     “Exercise Price” shall mean the lesser of (i) $0.10 per share (subject to adjustment as provided in Section 5) or (ii) a 35% discount to the average closing price during the twenty trading days prior to the first closing of the sale by the Company of Preferred Stock as contemplated by the Recapitalization Agreement; provided, however, that in no event will the Exercise Price be less than $0.04 per share (subject to adjustment pursuant to Section 5).

                (e)     “Exercise Shares” shall mean a number of shares of Capital Stock equal to the quotient of (i) 100% (i.e., 1.0) multiplied by the Note Amount, divided by (ii) the Denominator Share Price, which in this case equals 5,000,000 shares of Capital Stock, subject to adjustment pursuant to the terms herein.

1.

EXECUTION VERSION

                (f)     “Note Amount” shall mean $500,000.

          2.     EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

                (a)     An executed Notice of Exercise in the form attached hereto;

                (b)     Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness; and

                (c)     This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of Exercise Shares purchasable hereunder.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

          2.1     Net Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one Exercise Share is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of Exercise Shares computed using the following formula:

X = Y (A-B)
A

Where X =	the number of Exercise Shares to be issued to the Holder

	Y =	the number of Exercise Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, that portion of the Warrant being canceled (at the date of such calculation)

2.

EXECUTION VERSION

A =	the fair market value of one Exercise Share (at the date of such calculation)

B =	Exercise Price (as adjusted to the date of such calculation)

          For purposes of the above calculation, the fair market value of one Exercise Share shall be determined by the Company’s Board of Directors in good faith; provided, however, that in the event that this Warrant is exercised pursuant to this Section 2.1 in connection with the Company’s initial public offering of its Common Stock, the fair market value per share shall be the product of (i) the per share offering price to the public of the Company’s initial public offering, and (ii) the number of shares of Common Stock into which each Exercise Share is convertible at the time of such exercise.

          2.2     Securities for Which Warrant is Exercisable. In the event the Convertible Preferred Stock is approved and authorized, and the terms and conditions are the same as set forth in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, and Other Investors have purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, then, subject to Section 5 hereof, this Warrant shall be exercisable solely for such Convertible Preferred Stock.  However, if, for any reason, such Convertible Preferred Stock is not approved or authorized, and/or is approved or authorized on any terms different than any terms set forth in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, and/or if Other Investors have not purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, this Warrant shall be exercisable for any Equity Security and/or Debt Security and/or any combination thereof, in each case that Holder shall designate in Holder’s sole discretion.

          3.     COVENANTS OF THE COMPANY.

                 3.1     Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of the series of equity securities comprising the Exercise Shares and the Company’s Common Stock to provide for the exercise of the rights represented by this Warrant and the subsequent conversion of the Exercise Shares. If at any time during the Exercise Period the number of authorized but unissued shares of such series of the Company’s equity securities or the Company’s Common Stock shall not be sufficient to permit exercise of this Warrant or the subsequent conversion of the Exercise Shares, then, in addition to such other remedies as may be available to Holder, including, without limitation, the exercise of Holder’s right of first refusal set forth in Section 2.7(f) of the Recapitalization Agreement, the Company will take such corporate action as shall

3.

EXECUTION VERSION

be necessary to increase its authorized but unissued shares of such series of the Company’s equity securities or the Company’s Common Stock, as appropriate, to such number of shares as shall be sufficient for such purposes.

                 3.2     Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

                 3.3     No Impairment. The Company shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under and/or in connection with this Warrant, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to this Warrant and in taking all such action as may be necessary or appropriate to protect Holder’s rights, preferences and privileges under and/or in connection with this Warrant against impairment.  The Holder’s rights, preferences and privileges granted under and/or in connection with this Warrant may not be amended, modified or waived without the Holder’s prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

                 3.4     Registration Rights.  The Company agrees that the Underlying Shares (as defined below) shall be “registrable securities” (or terms of similar impact) under any agreement executed by the Company as part of the Anticipated Equity Financing, or any other agreement executed by the Company in lieu of, and/or in addition to, the Anticipated Equity Financing, in each case, for purposes of providing registration rights under the Act to holders of shares of Capital Stock, and the Company shall ensure that any such agreement conforms with the requirements of this Section 3.4.  Such registration rights may not be amended, modified or waived without the prior written consent of the Holder.

          4.     REPRESENTATIONS OF HOLDER.

                 4.1     Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant, the Exercise Shares and the shares of Common Stock issuable upon conversion of the Exercise Shares (the “Underlying Shares”) solely for its account for investment and not with a view to or for sale or distribution of said Warrant, Exercise Shares or Underlying Shares, or any part thereof except in compliance with applicable federal and state securities laws. The Holder also represents that the entire legal and beneficial interests of the Warrant, the Exercise Shares and the Underlying Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

                 4.2     Securities Are Not Registered.

                          (a)     The Holder understands that the Warrant, the Exercise Shares and the Underlying Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) on the basis that no distribution or public offering of the stock of the Company is to

4.

EXECUTION VERSION

be effected by the Holder. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

                          (b)     The Holder recognizes that the Warrant, the Exercise Shares and the Underlying Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available; provided, however, the parties acknowledge and agree that the Company has an obligation to register the Underlying Shares as provided in the Recapitalization Agreement and the Convertible Preferred Stock Term Sheet.

                          (c)     The Holder is aware that neither the Warrant, the Exercise Shares nor the Underlying Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

                 4.3     Disposition of Warrant, Exercise Shares and Underlying Shares.

                         (a)     The Holder further agrees not to make any disposition of all or any part of the Warrant, the Exercise Shares or the Underlying Shares in any event unless and until:

                                 (i)     The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

                                 (ii)     There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                                 (iii)     The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and such disposition shall not be contrary to any applicable federal and/or state securities laws.

                         (b)     The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE
SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE
ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE
SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN
COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

5.

EXECUTION VERSION

                 4.4     Accredited Investor Status. The Holder is an “accredited investor” as defined in Regulation D promulgated under the Act.

          5.     ADJUSTMENT OF EXERCISE PRICE AND EXERCISE SHARES.

                 5.1     Changes in Securities. In the event of changes in the series of equity securities of the Company comprising the Exercise Shares by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of Exercise Shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. For purposes of this Section 5, the “Aggregate Exercise Price” shall mean the aggregate Exercise Price payable in connection with the exercise in full of this Warrant. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

                 5.2     Automatic Conversion. Upon the automatic conversion of all outstanding shares of the series of equity securities comprising the Exercise Shares into Common Stock, if applicable, this Warrant shall become exercisable for that number of shares of Common Stock of the Company into which the Exercise Shares would then be convertible, so long as such shares, if this Warrant had been exercised prior to such offering, would have been converted into shares of the Company’s Common Stock pursuant to the Company’s Certificate of Incorporation. In such case, all references to “Exercise Shares” shall mean shares of the Company’s Common Stock issuable upon exercise of this Warrant, as appropriate.

                 5.3     Dilutive Issuances.  If at any time prior to exercise of this Warrant, the Company issues or sells, or is deemed to have issued or sold, additional shares of Capital Stock for a nominal or effective price less than the then effective Exercise Price (a “Dilutive Issuance”), then and in each such case, the then existing Exercise Price shall be reduced, as of the opening of business on the date of such issue or sale, to the price at which such shares are issued or sold, or deemed to be issued or sold.  For purposes of this Section 5.3, the Company will be deemed to have issued or sold additional shares of Capital Stock if it issues any security or instrument convertible, exercisable or exchangeable for Capital Stock, or if it promises, undertakes, commits, agrees or enters into any letter of intent to do so.  Notwithstanding the foregoing, (i) no further adjustment of the Exercise Price shall be made as a result of the actual issuance of shares of Capital Stock upon the conversion, exercise or exchange of any such instrument or in satisfaction of any such undertaking, commitment, agreement or letter of intent, and (ii) no adjustment of the Exercise Price shall be made as a result of the actual issuance of any shares of Common Stock pursuant to either (X) the exercise of those certain options to purchase up to 35,000 shares of Common Stock at a purchase price of $0.0001 per share that were outstanding on April 26, 2004 and held by members of the Board of Directors of the Company; or (Y) the exercise of the Initial Bridge Warrants.

                 5.4     Certificate of Adjustments.  Upon each adjustment of the Exercise Price and/or Exercise Shares, the Company shall promptly notify the Holder in writing and furnish the

6.

Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based.

          6.     FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) to be issued upon exercise of this Warrant shall be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of one Exercise Share by such fraction.

          7.     TRANSFER OF WARRANT. Subject to applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at any time or times by the Holder, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign a customary investment letter in form and substance reasonably satisfactory to the Company.

          8.     LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

          9.     AMENDMENT. Any term of this Warrant may be amended or waived only with the written consent of the Company and the Holder.

          10.     NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given upon actual delivery to the recipient.  All communications shall be sent to the Company and to the Holder at the addresses listed on the signature page hereof or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

          11.     GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware without giving effect to conflicts of laws principles.

[Signature Page Follows]

7.

EXECUTION VERSION

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

NORTHWEST BIOTHERAPEUTICS, INC.

By: /s/ Alton Boynton

Name: Alton Boynton

Title: President

Address: 22322 20th Avenue SE
Suite 150
Bothell, WA 98021
Fax: (425) 608-3146

ACKNOWLEDGED AND AGREED:

TOUCAN CAPITAL FUND II, L.P.

By: /s/ Linda Powers

Name: Linda Powers

Title: Managing Director

Address: 7600 Wisconsin Avenue Suite 700 Bethesda, MD 20814 Fax: (240) 497-4060

[SIGNATURE PAGE TO WARRANT NO. BW-6]

EXECUTION VERSION

NOTICE OF EXERCISE

TO: NORTHWEST BIOTHERAPEUTICS, INC.

          (1)     ☐     The undersigned hereby elects to purchase ________ shares of ___________ (the “Exercise Shares”) of NORTHWEST BIOTHERAPEUTICS, INC. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

                    ☐     The undersigned hereby elects to purchase ________ shares of __________ (the “Exercise Shares”) of NORTHWEST BIOTHERAPEUTICS, INC. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

          (2)     Please issue a certificate or certificates representing said Exercise Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

          (3)     The undersigned represents that (i) the aforesaid Exercise Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in accordance with applicable federal and state securities laws; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that Exercise Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Exercise Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Exercise Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition or unless such transaction is in compliance with applicable federal and state securities laws.

(Date)	(Signature)

(Print name)

1.

EXECUTION VERSION

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)

Dated: __________, 20__

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Exhibit B to Annex B-3

EXECUTION VERSION

NORTHWEST BIOTHERAPEUTICS, INC.
LOAN AGREEMENT, SECURITY AGREEMENT and
10% CONVERTIBLE, SECURED PROMISSORY NOTE

$500,000.00	November 10, 2004

SECTION 1.  GENERAL.

For value received, Northwest Biotherapeutics, Inc., a Delaware corporation (the “Maker” or the “Company”), hereby promises to pay to the order of Toucan Capital Fund II, L.P. or its assigns (collectively, the “Holder”), the principal amount of Five Hundred Thousand Dollars ($500,000) upon written demand by Holder made at any time on or after the first anniversary of execution of this Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note (this “Note” or this “Agreement”), or such earlier date as may be applicable under Sections 3 and 4 hereof (the “Maturity Date”).   Maker shall pay interest on the unpaid principal amount of this Note, accruing from and after the date hereof at the rate of ten percent (10%) per annum, compounding annually (computed on the basis of a 365-day year and the actual number of days elapsed) (the “Interest Rate”).  Accrued interest shall be payable upon the payment of the principal of this Note.  The principal of, and interest on, this Note shall be payable in lawful currency of the United States of America by wire transfer in immediately available funds to the account of Holder, as provided in writing to Maker by Holder.  All payments shall be applied first to fees, costs and charges relating to this Note (including, without limitation, any costs of collection), then to accrued and unpaid interest, and thereafter to principal.  This loan is made by Holder to Maker in anticipation of an equity financing.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Recapitalization Agreement.

SECTION 2.  PRE-PAYMENT.

This Note may be pre-paid in whole or in part prior to the Maturity Date; provided Maker provides Holder with 30 days prior written notice thereof, and provided further that Holder shall have the option to convert this note in accordance with Section 12 hereof by notifying Maker of Holder’s election on or before the expiration of such thirty (30) day notice period.  In the event of prepayment, Maker shall pay a penalty in the amount of 1% of the principal and accrued interest then outstanding under this Note, unless a greater or lesser penalty is established or approved by the U.S. Small Business Administration (“SBA”).  Conversion of this Note shall not be deemed a prepayment.

SECTION 3.  DEFAULT INTEREST.

Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid principal amount and accrued and unpaid interest shall bear interest payable on demand at the lesser of (i) fourteen percent (14%) per annum, (ii) the maximum rate permitted under applicable rules and regulations of the SBA, or (iii) the maximum rate allowed by law  (the “Default Interest”). Such interest shall accrue, commencing upon the occurrence of an Event of Default and continuing until such Event of Default is cured or waived.

1

EXECUTION VERSION

SECTION 4.  DEFAULTS.

          4.1         Definitions.  Each occurrence of any of the following events shall constitute an “Event of Default”:

                        (a)     if a default occurs in the payment of any principal of, interest on, or other obligation with respect to, this Note, whether at the due date thereof or upon acceleration thereof, and such default remains uncured for five (5) business days after written notice thereof from Holder;

                        (b)     if any representation or warranty of Maker made herein shall have been false or misleading in any material respect, or shall have contained any material omission, as of the date hereof;

                        (c)     if a default occurs in the due observance or performance of any covenant or agreement on the part of Maker to be observed or performed pursuant to the terms of this Note and such default remains uncured for five (5) business days after written notice thereof from Holder;

                        (d)     if a default occurs in Maker’s performance of any of the terms and conditions of that certain Amended and Restated Recapitalization Agreement, dated as of July 30, 2004 and as amended on October 22, 2004 and November 10, 2004 (the “Recapitalization Agreement”) or any Related Recapitalization Document;

                        (e)     if Maker shall (i) discontinue its business, (ii) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of Maker or any of its property, (iii) make a general assignment for the benefit of creditors, or (iv) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation laws or statutes, or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, provided, however, that insolvency of Maker shall not constitute a default, or the basis for a default, during the Bridge Period;

                        (f)     if there shall be filed against Maker an involuntary petition seeking reorganization of Maker or the appointment of a receiver, trustee, custodian or liquidator of Maker or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect (any of the foregoing petitions being hereinafter referred to as an “Involuntary Petition”) and such Involuntary Petition shall not have been dismissed within ninety (90) days after it was filed, provided, however, that insolvency of Maker shall not constitute a default, or the basis for a default, during the Bridge Period;

                        (g)     if final judgment(s) for the payment of money in excess of an aggregate of $25,000 (excluding any portion thereof that an insurance company of nationally recognized

2

EXECUTION VERSION

standing and creditworthiness has agreed to pay) shall be rendered against Maker and the same shall remain undischarged for a period of thirty (30) days;

                        (h)     if there occurs any event that may have a material adverse effect on the business, affairs, prospects, operations, properties, assets, liabilities, structure or condition, financial or otherwise, of the Company (as such business is presently currently conducted and/or as it is proposed to be conducted), or on any material assets or any Intellectual Property or other Collateral developed, owned, controlled, licensed, possessed, or used by Maker, or to which Maker has any right, option, entitlement or claim, provided, however, that ongoing weakening of Maker’s financial condition due to ongoing expenditures and Maker’s failure to obtain equity financing shall not constitute a default, or the basis for a default, during the Bridge Period; or

                        (i)     if Maker deviates, during the period covered by such budget, more than $10,000 in aggregate from the budget included in the Disclosure Schedule (as defined herein), or takes any action or makes any promise, undertaking or commitment that would result in Maker incurring or accumulating payables and/or other financial obligations of any kind, whether current or deferred, direct or indirect, for purposes other than as set forth in budgets expressly agreed to by Holder, and/or in any amounts in excess of the amounts set forth in such agreed budgets, which equal or exceed $10,000 in aggregate, and which have not been approved in writing in advance by Holder.

          4.2         Cross-Default:  Maker acknowledges that the financing contemplated by this Note is part of an integrated Recapitalization Plan, as set forth in the Recapitalization Agreement and the Related Recapitalization Documents.  Maker further acknowledges and agrees that this Note is subject to all terms and conditions set forth in the Recapitalization Agreement and the Related Recapitalization Documents, and that the Recapitalization Agreement and the Related Recapitalization Documents are subject to all of the terms and conditions of this Note.  Maker agrees that any default by Maker under any provision of this Note, the Recapitalization Agreement or any of the Related Recapitalization Documents will constitute a default under each other Related Recapitalization Document and the Recapitalization Agreement.

          4.3         Remedies on Default.

                        (a)     Upon each and every such Event of Default and at any time thereafter during the continuance of such Event of Default: (i) any and all indebtedness of Maker to Holder under this Note or otherwise shall immediately become due and payable, both as to principal and interest (including any deferred interest and any accrued and unpaid interest and any Default Interest); and (ii) Holder may exercise all the rights of a creditor under applicable state and/or federal law.

                        (b)     In case any one or more Events of Default shall occur and be continuing, and acceleration of this Note or any other indebtedness of Maker to Holder shall have occurred, Holder may, inter alia, proceed to protect and enforce its rights by an action at law, suit in equity and/or other appropriate proceeding, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms hereof or thereof or in furtherance of the exercise of any power granted hereby or thereby or by law.  No

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right conferred upon Holder by this Note shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

SECTION 5.  DEFENSES.

          5.1         No Offsets.  The obligations of Maker under this Note shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason.

          5.2         Usury Limitations.  It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note or any other agreements or instruments between them, in no event shall such agreements or instruments require the payment or permit the collection of interest (which term, for purposes hereof, shall include any amount which, under applicable law, is deemed to be interest, whether or not such amount is characterized by the parties as interest) in excess of the maximum amount permitted by such laws.  If any excess of interest is unintentionally contracted for, charged or received under the Note or under the terms of any other agreement or instrument between the parties, the effective rate of interest shall be automatically reduced to the maximum lawful rate of interest allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction thereof.

SECTION 6.  REPLACEMENT OF NOTE.

          Upon receipt by Maker of reasonable evidence of the loss, theft, destruction, or mutilation of this Note, Maker will deliver a new Note containing the same terms and conditions in lieu of this Note.  Any Note delivered in accordance with the provisions of this Section 6 shall be dated as of the date of this Note.

SECTION 7.  EXTENSION OF MATURITY.

          Should the principal of or interest on this Note become due and payable on other than a business day, the due date thereof shall be extended to the next succeeding business day, and, in the case of principal, interest shall be payable thereon at the rate per annum herein specified during such extension.  For the purposes of the preceding sentence, a business day shall be any day that is not a Saturday, Sunday, or legal holiday in the State of Delaware.

SECTION 8.  ATTORNEYS’ FEES AND COLLECTION FEES.

          Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, arbitration or mediation, or any settlement of any of the foregoing, Maker agrees to pay, in addition to principal and interest due and payable hereon, all costs of collection, including, without limitation, reasonable attorneys’ fees and expenses, incurred by Holder in collecting or enforcing this Note.

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SECTION 9.  WAIVERS; CONSENT TO JURISDICTION.

          9.1         Waivers by Maker.  Maker hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note.

          9.2         Actions of Holder not a Waiver.  No delay by Holder in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver or modification of the terms hereof shall be valid unless set forth in writing by Holder and then only to the extent set forth therein.

          9.3         Consent to Jurisdiction.  Maker hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Delaware over any suit, action, or proceeding arising out of or relating to this Note or any other agreements or instruments with respect to Holder.  Maker hereby irrevocably waives, to the fullest extent permitted by law, any objection that Maker may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.  Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon Maker and may be enforced in any court in which Maker is subject to jurisdiction by a suit upon such judgment, provided that service of process is effected upon Maker as provided in this Note or as otherwise permitted by applicable law.

          9.4         Waiver of Jury Trial.  MAKER WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN MAKER AND HOLDER RELATING TO THE SUBJECT MATTER OF THIS NOTE.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS NOTE, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENT OR AGREEMENT RELATING TO THE LOAN.

          9.5         Service of Process.  Maker hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by delivery of a copy thereof by certified mail, postage prepaid, return receipt requested, to Maker, and/or by delivery of a copy thereof to a registered agent of Maker.  Refusal to accept delivery, and/or avoidance of delivery, shall be deemed to constitute delivery.  Maker irrevocably agrees that service in accordance with this Section 9.5 shall be deemed in every respect effective service of process upon Maker in any such suit, action or proceeding, and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon Maker. Nothing in this Section 9.5 shall affect the right of

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Holder to serve process in any manner otherwise permitted by law or limit the right of Holder otherwise to bring proceedings against Maker in the courts of any jurisdiction or jurisdictions.

SECTION 10.  COVENANTS.

          10.1         Affirmative Covenants.  So long as this Note shall remain outstanding:

                          (a)     Office.  Maker shall maintain its principal office, and the majority of its employees, assets and operations, in the United States.

                          (b)     Use of Proceeds.  Maker will use the proceeds from this Note only for the following purposes:

(i)          General operating expenses, expenses for the development and protection of its intellectual property, and other usual and customary commercial and business expenses incurred in pursuing its business plan and strategy, on and after the effective date hereof;

(ii)          Audit expenses and regular and special SEC filing expenses, for audits and filings occurring on or after the effective date hereof, including, without limitation, SEC filings relating to solicitation of any shareholder consents to the recapitalization of Maker; and

(iii)         Expenses of accountants, attorneys, consultants and other professionals (including, without limitation, the expenses of Investor described in Section 4.11 of the Recapitalization Agreement) relating to the recapitalization of Maker, in each case only to the extent that both the nature and the amount of such expenses are in conformity with the budget approved in advance in writing by Holder and included in the Disclosure Schedule.  Maker will not use the proceeds from this Note for any other purpose.  Without limiting the generality of the foregoing, none of the proceeds will be used, without prior written agreement by the Holder, (i) to purchase or carry (or refinance any borrowing, the proceeds of which were used to purchase or carry) any “security” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), (ii) to repay any indebtedness or discharge any obligation to an person or entity, other than trade payables incurred in the ordinary course of business on or after the effective date hereof, and consistent with Maker’s operating plans and budgets fully disclosed to the Holder prior to the Closing, or (iii) to engage in business activities which would cause a violation of 13 CFR 107.720.  This latter limitation prohibits, without limitation, the use of proceeds: (i) directly or indirectly, for providing funds to others; (ii) for the purchase or discounting of debt obligations; (iii) for factoring or long-term leasing of equipment with no provision for maintenance or repair; (iv) for engaging in real estate transactions such that Maker could reasonably be classified under Major Group 65 (Real Estate) of the SIC Manual; (v) for business activities wherein the assets of the business of Maker (the “Business”) will be reduced or consumed, generally without replacement, as the life of the Business progresses, and the nature of the Business does not require that a stream of cash payments be made to the financing sources of the Business, on a basis associated with the continuing sale of assets (examples of such businesses would include real estate development projects, the financing and production of motion pictures, and oil and gas well exploration, development and production); (vi) for a foreign operation; (vii) to provide capital to a

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corporation licensed or sub-licensed under the Small Business Investment Act, (viii) to acquire farm land, (ix) to fund production of a single item or defined limited number of items generally over a defined production period, such production to constitute the majority, of the activities of Maker (examples include electric generating plants), or (x) for any purpose contrary to the public interest (including, but not limited to, activities which are in violation of law) or inconsistent with free competitive enterprise, in each case, within the meaning of Section 107.720 of Title 13 of the Code of Federal Regulations.

                          (c)     Seniority.  Except as otherwise expressly provided, and except for security interests and liens described in items 2, 3 and 4 of Schedule 14.11 of the Disclosure Schedule attached hereto as Exhibit B (the “Disclosure Schedule”), the indebtedness evidenced by this Note:  (i) shall be senior in all respects to all other indebtedness or obligations of Maker of any kind, direct or indirect, contingent or otherwise, other than obligations of Maker owed directly to the state or federal government, and other than any other indebtedness or obligations of Maker to Holder;  (ii) shall not be made subordinate or subject in right of payment to the prior payment of any other indebtedness or obligation of any kind, direct or indirect, contingent or otherwise, other than obligations of Maker owed directly to the state or federal government, and other than any other indebtedness or obligations of Maker to Holder.

                          (d)     No Conflicting Agreements.  Maker shall not enter into any agreement that would materially impair, interfere or conflict with Maker’s obligations hereunder.  Without Holder’s prior written consent, Maker shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way result in the creation of a security interest in any assets of Maker, including without limitation any Collateral (as defined in Exhibit A hereto).

                          (e)     Disclosure of Material Adverse Events.  Within three (3) business days of Maker obtaining knowledge thereof, Maker will notify Holder in writing of any event that may have a material adverse effect on the business, affairs, prospects, operations, properties, assets, liabilities, structure or condition, financial or otherwise, of the Company (as such business is presently conducted and/or as it is proposed to be conducted), or on any material assets or any Intellectual Property or other Collateral developed, owned, controlled, licensed, possessed, or used by Maker, or to which Maker has any right, option, entitlement or claim.  Operating expenditures in the ordinary course of business and in accordance with operating budgets approved by Maker’s Board of Directors and fully disclosed to Holder prior to the effective date hereof shall not be deemed to be material adverse events solely because they weaken Maker’s financial condition in the absence of new equity financing of Maker.

                          (f)     Financial Information.  So long as any principal and/or interest under this Note shall remain outstanding:

                        (i)     Promptly after the end of each fiscal year (but in any event prior to February 28 of each year) and at such other times as Holder may reasonably request, Maker shall deliver to Holder a written assessment, in form and substance satisfactory to Holder, of the economic impact of such Holder’s financing hereunder, specifying the full-time equivalent jobs created or retained in connection with such investment, and the

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impact of the financing on Maker’s business in terms of revenues and profits and on taxes paid by Maker and its employees.

                        (ii)     Maker shall provide on a timely basis to Holder all financial information requested from time to time by Holder, including without limitation its quarterly and annual balance sheet and income statement.  Such financial information shall be certified by a member of Maker’s senior management.  Financial information required shall also include such information as is necessary for Holder to file form 468 with the SBA.

                        (iii)     In addition to the information specified in Section 10.1(f)(i) and (ii) above, upon request, Maker agrees promptly to provide Holder with sufficient additional information to permit Holder to comply with (i) its obligations under the Small Business Investment Act of 1958, as amended, and the regulations promulgated thereunder and related thereto and (ii) provide any other information reasonably requested or required by any governmental agency asserting jurisdiction over Holder.

(iv) Maker shall report its cash position and all expenditures and agreements, commitments or undertakings for expenditures to Holder on a bi-weekly basis.

                          (g)     Access.  So long as any principal and/or interest under this Note shall remain outstanding, Maker shall permit Holder and its agents or representatives to visit and inspect Maker’s properties, to examine its books of account and records and to discuss Maker’s affairs, finances and accounts with its officers, all at such times during normal business hours as reasonably may be requested by Holder.  Maker shall allow SBA Examiners access to its books and records, as reasonably required by such Examiners in connection with their annual audits of Holder or for any other legitimate purposes.

                          (h)     SBA Compliance.  Maker acknowledges that Holder is a licensed Small Business Investment Corporation and thereby a participant in the SBIC program of the U. S. Small Business Administration (“SBA”), and as such is subject to the rules, regulations, guidance and direction of the SBA on matters affecting its business and investment practices, and that such rules and regulations affect the business activities and practices of the companies in which Holder makes investments.  Maker shall promptly and fully cooperate with Holder to facilitate both Maker’s and Holder’s compliance with all such SBA rules, regulations, guidance and direction.

                          (i)     Business Activity.  As long as this Note shall remain outstanding, Maker shall make no change in its business activity that would make it or any of its business activities non-compliant with SBA regulations and guidelines.

          10.2         Negative Covenants.  So long as this Note shall remain outstanding:

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                          (a)     Indebtedness.  Maker shall not incur additional indebtedness, beyond the indebtedness already existing as of the date hereof, for borrowed money in excess of $10,000, in aggregate.

                          (b)     Liens.  Maker shall not grant to any person or entity a security interest, lien, license, or other encumbrance of any kind, direct or indirect, contingent or otherwise, in, to or upon any assets of Maker, including, without limitation, any intellectual property of any kind, as defined in Exhibit A hereto (respectively, the “Intellectual Property” and the “Collateral”).

                          (c)     Sale or License of Assets.  Maker shall not sell, lease, transfer, assign or otherwise dispose of or encumber (including, without limitation through licensing or partnering arrangements) or abandon, conceal, injure or destroy any material assets (whether tangible or intangible) of Maker (including, without limitation, any Collateral (as defined in Section 11), other than with the prior written approval of Holder and in the ordinary course of business.

                          (d)     Issuance of Capital Stock.  Except for (a) any transaction pursuant to an Unsolicited Proposal that Maker accepts in accordance with the fiduciary exception provided in Section 3.2 of the Recapitalization Agreement or (b) shares of capital stock issuable upon exercise or conversion of warrants or convertible securities outstanding prior to February 1, 2004, Maker shall not without Holder’s prior written approval: (i) issue any shares of capital stock or other securities, or any instruments exercisable for or convertible into capital stock or other securities, or (ii) make any promises, commitments, undertakings, agreements or letters of intent for any of the issuances described in (i) hereof.

                          (e)     Distributions and Redemptions.  Maker shall not declare or pay any dividends or make any distributions of cash, property or securities of Maker with respect to any shares of its common stock, preferred stock or any other class or series of its stock, or, directly or indirectly (except for repurchases of common stock by Maker in accordance with the terms of employee benefit plans or written agreement between Maker and any of its employees approved by the Board of Directors of Maker prior to February 1, 2004), redeem, purchase, or otherwise acquire for any consideration any shares of its common stock or any other class of its stock.

                          (f)     Hiring.  Maker shall not hire, engage, retain, or agree to hire, engage or retain, any Personnel, except with Holder’s express prior written approval, on a case by case basis.

                          (g)     Severance. Maker shall not enter into, increase, expand, extend, renew or reinstate any severance, separation, retention,change of control or similar agreement with any Personnel, or agree, promise, commit or undertake to do so, except with Holder’s prior written approval, on a case by case basis.

                          (h)     Facilities.  Maker shall not purchase, lease, hire, rent or otherwise acquire directly or indirectly any rights in or to any asset or facility outside of the ordinary course of business in an amount in excess of $10,000, in aggregate, or agree, promise or commit to do so, except in accordance with the Maker’s budget that has been approved by the Maker’s board of directors and the Investor.

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                          (i)     Expenses.  Maker shall make no expenditures in excess of $10,000 in aggregate other than in accordance with a budget pre-approved by Holder. Maker shall not deviate, during the period covered by such budget, more than $10,000 in aggregate from the budget included in the Disclosure Schedule, nor take any action or make any promise, undertaking or commitment that would result in Maker incurring or accumulating payables and/or other financial obligations of any kind, whether current or deferred, direct or indirect, for purposes other than as set forth in budgets expressly agreed to by Holder, and/or in any amounts in excess of the amounts set forth in such agreed budgets, which equal or exceed $10,000 in aggregate, and which have not been approved in writing in advance by Holder.

                          (j)     Other Limitations.

                                   (i)     Maker shall not change the nature of its business activity in a manner that would cause a violation of 13 C.F.R. Section 107.720 and/or Section 107.760(b) (including, without limitation, by undertaking real estate, film production or oil and gas exploration activities).  In the event that Maker changes the nature of its business activity such that such change would render Maker ineligible for financing pursuant to applicable SBA rules and regulations, Maker agrees to use its best efforts to facilitate a transfer or redemption of any securities then held by Holder.

                                   (ii)     Maker will at all times comply with the non-discrimination requirements of 13 C.F.R. Parts 112, 113 and 117.

                                   (iii)     For a period of at least one year after the date of this Note, Maker will locate no more than 49 percent of the employees or tangible assets of Maker outside the United States.

          10.3         Additional Covenant.  Immediately after the effective date of this Note, Maker shall recall all units of Maker’s Tangential Flow Filtration (“TFF”) devices, and all specifications, diagrams, description or other information relating to such TFF devices, or any similar device, from all third parties who may currently have any of the foregoing.  Maker will take all necessary steps to ensure that such recall is effective as quickly as possible, and in no event later than fifteen (15) days after the effective date hereof.   Until the later of the expiration of the Standstill Period (as defined in Section 13 below) or the date on which this Note has been discharged in full, Maker shall not sell, license, loan or otherwise in any way transfer or distribute Maker’s Tangential Flow Filtration (“TFF”) devices or any similar device, or any specifications, diagrams, description or other information about the TFF devices, to any third party, or commit or promise or enter into any understanding of any kind, direct or indirect, contingent or otherwise, to do any of the foregoing in regard to Maker’s TFF devices or any similar device, without the prior written consent of Holder in each case.

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SECTION 11.  SECURITY INTEREST.

          11.1         First Priority in All Collateral.  To secure its obligations under this Note whether at stated maturity, by acceleration or otherwise, Maker hereby grants and pledges to Holder a first priority senior security interest in all of Maker’s right, title and interest in, to and under all of Maker’s tangible and intangible property, whether now owned, licensed or held or hereafter acquired, licensed, developed, held or arising, as described in Exhibit A hereto (the “Collateral”), and all proceeds of any kind from any disposition of any such Collateral. Such security interest shall be senior to any security interest in the Collateral granted the holders of  the Management Notes pursuant to any subordination agreement between Holder, the holders of the Management Notes and Maker, and shall be senior to any other security interest of any kind, direct or indirect, contingent or otherwise, in the Collateral except for the security interests and liens described in items 2, 3 and 4 of Schedule 14.11 of the Disclosure Schedule (only to the amounts set forth on such schedule) and any other indebtedness or obligations of Maker to Holder.  If certificates of title are now, or hereafter become, issued or outstanding with respect to any of the Collateral, Maker promptly shall cause the senior security interest of Holder to be properly noted thereon.  Maker agrees that the security interest herein granted has attached and shall continue until Maker’s obligations under this Note have been paid, performed and indefeasibly discharged in full.

          11.2         Rights Cumulative.  The rights and remedies of Holder with respect to the senior security interest granted hereby are in addition to those which are now or may hereafter be available to Holder as a matter of law or equity.  Each right, power and remedy of Holder provided for herein, or now or hereafter existing at law or in equity, shall be cumulative and concurrent and shall be in addition to every right, power and remedy provided for herein, and the exercise by Holder of any one or more of the rights, powers and/or remedies provided for in this Note, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including a grantee, of any or all other rights, powers and/or remedies.

          11.3         Documentation of Security Interest.  Maker shall execute, deliver, file, amend, and re-file any financing statements, instruments (including without limitation stock certificates), continuation statements, assignments, or other security agreements that Holder may require from time to time to confirm the liens arising out of this Note with respect to the Collateral.  Maker agrees to pay all reasonable costs associated with filing and/or re-filing of any financing statements, continuation statements or other security agreements required to perfect and to continue perfection of Holder’s security interest in the Collateral and all reasonable costs required to evidence the first priority of the security interest, including, without limitation, reasonable attorneys’ fees.  Maker authorizes Holder to file financing statements under the UCC with respect to the security interest granted hereby and agrees, upon request of Holder, to promptly and duly execute and deliver any and all such further instruments and documents, and to take such further action, as Holder may reasonably deem necessary or desirable to obtain the full benefits of this grant of security interest.

          11.4         No Conflicting Agreements.  Maker shall not enter into any agreement on or after the effective date of this Note that would materially impair or conflict with Maker’s obligations hereunder without Holder’s prior written consent. Without Holder’s prior written consent, Maker

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shall not permit the inclusion in any material contract to which it becomes a party on or after the effective date of this Note, of any provisions that could or might in any way prevent the creation, perfection and maintenance of a first priority security interest in Maker’s rights and interest in any property included within the definition of the Collateral acquired under such contracts. Maker represents and warrants that, as of the effective date of this Note, there are no existing agreements or undertakings that would materially impair or conflict with Maker’s obligations hereunder or that could or might in any way prevent the creation, perfection and maintenance of a first priority security interest in Maker’s rights and interest in any property included within the definition of the Collateral acquired under such contracts; except for existing equipment leases described in item 2 of Schedule 14.11 and the statutory liens described in items 3 and 4 of the Disclosure Schedule.

          11.5         Notification Requirements.  Within two (2) business days of  any officer, director or employee of Maker obtaining knowledge thereof, Maker will promptly notify Holder in writing of any event that materially adversely affects the value of any material Collateral, the ability of Maker to dispose of any material Collateral, or the rights and remedies of Holder in relation thereto, including the levy of any legal process against any of the Collateral.

          11.6         Foreclosure Remedy.  Notwithstanding anything to the contrary herein or in the Recapitalization Agreement or any other agreement or document, in the event that Maker is unable to pay and discharge this Note in full on the Maturity Date, subject to the compliance with the requirements of the Delaware Uniform Commercial Code, nothing herein or in the Recapitalization Agreement or any other agreement or document shall be deemed to preclude, limit or restrict Holder from requiring the delivery of some or all of the Collateral in full or partial satisfaction of Maker’s obligation under the Note.  Alternatively, Holder may, in its sole discretion, elect to cause some or all of the Collateral to be sold, and the sale proceeds to be used to pay and discharge the Note in full.

SECTION 12.  CONVERSION.

          12.1     Holder’s Election.  Notwithstanding any other provision of this Note or any applicable agreement or document, until, and/or in the absence of, purchases for cash of a minimum of $15 million of Convertible Preferred Stock, by Other Investors (as defined in the Recapitalization Agreement), on the terms and conditions set forth in the Recapitalization Agreement and the Convertible Preferred Stock Term Sheet, Holder may, in its sole discretion, elect to convert any or all of the principal and/or interest due under the Note into any Equity Security and/or Debt Security (each as defined below) and/or any combination thereof, in each case that Holder shall designate in Holder’s sole discretion (the securities so elected being the “Holder Designated Securities”).  Holder may make such determinations from time to time and at any time before this Note has been discharged in full, and, as applicable, at any time on or before the expiration of the thirty (30) day notice period required under this Note in the event the Maker wishes to prepay this Note.  For purposes hereof, (i) the term “Equity Security” means any class or series of equity security, or any combination of classes and/or series of equity securities, of the Maker that have been authorized under the Maker’s certificate of incorporation, as amended and/or restated, including by any certificate of designation (the “Charter”), or any

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new class or series of equity security, or any combination of new and/or existing classes and/or series of equity securities, of the Maker for which the Maker has undertaken any agreement, obligation, promise, commitment or letter of intent to obtain such authorization and (ii) the term “Debt Security” means any evidence of indebtedness of the Maker that the Maker has authorized, created or incurred, or that the Maker has undertaken any agreement, obligation, promise, commitment or letter of intent to authorize, create or incur.

          12.2     Automatic Conversion.  The principal amount of, and accrued and unpaid interest on, this Note shall automatically convert into Convertible Preferred Stock, upon the terms and conditions set forth herein and in the Recapitalization Agreement, only in the event, and upon the closing of, the purchase in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments), on the terms and conditions set forth in the Convertible Preferred Stock Term Sheet, by Other Investors, as defined in the Convertible Preferred Stock Term Sheet, of a minimum of $15 million of Convertible Preferred Stock.

          12.3     Information for Holder’s Election.  Maker shall provide to Holder, within two (2) business days after notice of each request by Holder, all information reasonably requested by Holder in connection with any Equity Securities and/or Debt Securities, to enable Holder to make decisions regarding one or more conversions.  In the event that Maker seeks to prepay this Note, Maker shall deliver to Holder, simultaneously and together with the notice required under Section 2 of this Note of Maker’s interest in prepaying the Note, a summary of all material information, terms and conditions relating to all Equity Securities and Debt Securities (including any “side” letters or agreements or separate agreements).

          12.4     Conversion Price.  The conversion price for any conversion pursuant to Section 12.2 shall be the lowest nominal or effective price per share paid by the Other Investors who acquire such Convertible Preferred Stock (with the exception of shares issuable upon exercise of the Initial Bridge Warrants).  The conversion price for any conversion into any equity or debt security pursuant to Section 12.1 shall be the lowest of (i) the lowest nominal or effective price per share paid by any investor at any time on or after the date one year prior to the Effective Date (with the exception of (x) purchases of up to 35,000 shares of Common Stock pursuant to certain options to purchase, at a purchase price of $0.0001, that were outstanding on the Effective Date and held by members of the Board of Directors, as set forth in Schedule 2.7(d) to the Recapitalization Agreement, and (y) shares issuable upon the exercise of the Initial Bridge Warrants, each of which shall be excluded from consideration under this section), (ii) the lowest nominal or effective price at which any investor is entitled to acquire shares (including, without limitation, through purchase, exchange, conversion or exercise) pursuant to any other security, instrument, or promise, undertaking, commitment, agreement or letter of intent of the Maker outstanding on or after the Effective Date or granted, issued, extended or otherwise made available by the Maker at any time on or after the date one year prior to the Effective Date (regardless of whether currently exercisable or convertible) (with the exception of (x) certain options to purchase up to 35,000 shares of Common Stock at a purchase price of $0.0001 that were outstanding on the Effective Date and held by members of the Board of Directors as set forth in Schedule 2.7(d) to the Recapitalization Agreement, and (y) the Initial Bridge Warrants, each of which shall be excluded from consideration under this section); and (iii) the lesser of $0.10 per share or 35% discount to the average closing price per share of the Common Stock

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during any twenty consecutive trading days (beginning with the twenty consecutive trading days prior to the Effective Date); provided, however, that in no event shall the price per share calculated pursuant to this clause (iii) be less than $.04 per share.   The calculation required by clause (ii) hereof shall initially be based upon Schedule 2.7(d) to the Recapitalization Agreement.  All other rights, preferences, privileges, terms and conditions received by Holder in connection with any conversion and/or any securities issued by the Maker to Holder upon conversion, shall be no less favorable to Holder than the rights, preferences, privileges, terms and conditions any other investor in the Maker has received or is entitled to receive with respect to the security into which Holder is converting pursuant to any other security, instrument, promise, undertaking, commitment, agreement or letter of intent of the Maker, whether or not such rights, preferences, privileges, terms and conditions for any other investor are incorporated into the agreements or documents relating to any conversion or any issuance of the security or other instrument to that investor or are provided separately, at any time on or after one year prior to the Effective Date.  In regard to each conversion hereunder, the Maker hereby agrees to take and/or arrange for all necessary corporate and related action to enable the execution of each such conversion elected by Holder.

          12.5     No Impairment.  Maker shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by Maker under and/or in connection with this Note, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to this Note and in taking all such action as may be necessary or appropriate to protect Holder’s rights, preferences and privileges under and/or in connection with the Note against impairment.  Holder’s rights, preferences and privileges granted under and/or in connection with any Holder Designated Securities may not be amended, modified or waived without the Holder’s prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

SECTION 13.  STANDSTILL, EXCLUSIVITY AND CONFIDENTIALITY.

During the Bridge Period and the Equity Financing Period, as defined in the Recapitalization Agreement and in the Convertible Preferred Stock Term Sheet, but excluding the periods from February 18, 2004 through February 29, 2004 and from March 16, 2004 through the Effective Date (collectively the “Standstill Period”) the parties shall have worked together, and shall continue to work together, in good faith with best efforts to implement the terms of the Recapitalization Agreement, upon which the parties shall have reached binding agreement and which the parties shall have executed as a condition precedent to the execution and funding of this Note.  Except as provided in the fiduciary exception set forth in Section 3.2 of the Recapitalization Agreement, during the Standstill Period, the Maker and its officers, directors, employees, agents, advisers, consultants, partners and collaborators shall work only with Holder and its agents, advisers and consultants, and shall have had, and shall continue to have, no discussions, negotiations and/or communications of any kind with any other parties, regardless of which party initiates or attempts to initiate any such contact or communication, in regard to any potential equity or debt financing of the Maker by parties other than Holder, and/or any joint venture, license, co-development or other business arrangement by or with parties other than

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EXECUTION VERSION

Holder.  Notwithstanding the fiduciary exception set forth in Section 3.2 of the Recapitalization Agreement, during the Standstill Period, the Maker and its officers, directors, employees, agents, advisers, consultants, partners and collaborators shall maintain confidentiality, and shall not have, and shall continue not to provide copies, excerpts, summaries, descriptions, or communicate in any way with any third parties, either directly or indirectly, as to any aspects of the recapitalization of Maker and/or any financing by Holder, including, without limitation, the identity of the parties involved, any terms of the Recapitalization Agreement, this Note, the Related Recapitalization Documents, the Convertible Preferred Stock or any other matter relating to the recapitalization of Maker, or the progress or status of any activities or processes relating to the recapitalization of Maker; provided, however, nothing herein shall prohibit the Maker from filing this Note, the Recapitalization Agreement and any Related Recapitalization Document with the Securities and Exchange Commission (the “SEC”), if required by the regulations of the SEC (subject to the covenant in Section 2.5(a) of the Recapitalization Agreement).  During the Standstill Period, the Maker shall not make any sales of equipment or other assets of any kind, including, without limitation, any non-essential laboratory equipment, and the Maker shall comply with Section 10.3 in regard to the TFF devices.

SECTION 14.  REPRESENTATIONS AND WARRANTIES.

Except as expressly set forth (with reference to a section in this Note) in the Disclosure Schedule attached hereto as Exhibit B (as updated as of each closing contemplated by the Recapitalization Agreement and the Related Recapitalization Documents), and only to the extent such exceptions are acceptable to Holder in its sole discretion as of the date of this Note, and independently as of the date upon which each additional Note is issued to Holder, and as of the date of each closing, if any, of the Anticipated Equity Financing, Maker represents and warrants to the following:

          14.1     Organization, Good Standing and Qualification.  Maker is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business.  Maker is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, operations, prospects or condition (financial or otherwise).

          14.2     Authorization of Note, Etc.  The execution, delivery and performance by Maker of this Note has been duly authorized by all requisite corporate action by Maker in accordance with Delaware law.  This Note is a valid and binding obligation of Maker, enforceable against Maker in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application effecting enforcements of creditors’ rights or general principles of equity.

          14.3     No Conflicts.  The execution, delivery, performance, issuance, sale and delivery of this Note and the Related Recapitalization Documents, and compliance with the provisions hereof by Maker, will not (a) to the knowledge of Maker, violate any provision of any law, statute, rule or regulation applicable to Maker or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to Maker or any of its properties or assets or (b) conflict with or result in any material breach of any

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EXECUTION VERSION

of the terms, conditions or provisions of, or constitute (with notice or lapse of time or both) a material default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of, any encumbrance upon any of the material assets of Maker under, the Charter or Bylaws of Maker (as they may be amended to date) or any agreement or instrument to which Maker is a party.  As used herein, “encumbrance” shall mean any liens, charges, encumbrances, equities, claims, options, proxies, pledges, security interests, licenses or other similar rights of any nature.

          14.4     Compliance with Other Instruments.  Maker is not in violation of any term of Maker’s Charter, as amended, including any certificate of designation filed therewith, and/or Maker’s Bylaws.  Maker is not, in any material respect, in violation of any term of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which Maker or any of such Collateral is subject.  To the best of Maker’s knowledge, no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a breach or violation, in any material respect, under any applicable judgments, orders, writs, decrees, federal, state and/or local laws, rules or regulations which would have a material adverse affect on the condition, financial or otherwise, or operations of Maker (as it is currently conducted and as it is proposed to be conducted) or on any material assets or any Intellectual Property or other Collateral owned, controlled, licensed, possessed, and/or used by Maker.  To the best of its knowledge, Maker has avoided every condition, and has not performed any act, the occurrence of which would result in Maker’s loss of any right granted under any license, distribution agreement or other agreement or Maker’s loss of any rights in or to any Collateral.

          14.5     Approvals.  Maker has obtained all necessary permits, authorizations, waivers, consents and approvals of or by, and made all necessary notifications of and/or filings with, all applicable persons (governmental and private), in connection with the execution, delivery, performance, issuance, sale and/or delivery of this Note, the Recapitalization Agreement and the Related Recapitalization Documents, and consummation by Maker of the transactions contemplated hereby and thereby, except as listed in Schedule 14.5

          14.6     Capitalization.  The authorized capital stock of Maker consists of 125,000,000 shares of Common Stock, par value $0.001 per share and 15,000,000 shares of Preferred Stock, par value of $0.001 per share.  As of the date hereof, 19,028,779 shares of Common Stock are issued and outstanding and no shares of preferred stock of any kind are issued and outstanding.  No other shares of any class or series of Maker’s capital stock are authorized and/or issued and outstanding.  All issued and outstanding shares of capital stock of Maker have been duly authorized and validly issued, and are fully paid and non-assessable, and have been offered, sold and delivered by Maker in compliance with all applicable federal and state securities laws.  Except as set forth in Schedule 14.6, no subscription, warrant, option, convertible security, or other right (direct or indirect, contingent or otherwise) to purchase or otherwise acquire any equity securities of Maker is authorized or outstanding, and there is no agreement, promise, commitment, undertaking or letter of intent of any kind (direct or indirect, contingent or otherwise) by Maker to issue any shares, subscriptions, warrants, options, convertible securities, or other such rights, or to distribute to holders of any of its equity securities any evidence of indebtedness or asset.  Except as set forth in Schedule 14.6, Maker has no obligation of any kind (direct or indirect, contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in

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EXECUTION VERSION

respect thereof. Schedule 14.6 includes a true, accurate and complete statement describing the total number of shares of Maker outstanding as of the date of this Note (on a fully diluted basis, including, without limitation, all warrants and options outstanding (whether or not currently exercisable), all convertible instruments of any kind (whether or not currently convertible), shares of all classes of stock, and any agreements, promises, commitments, undertakings or letters of intent to issue any of the foregoing.

          14.7     Authorization of the Shares.  Maker has, or before the first closing of the Anticipated Equity Financing hereunder will have, authorized the issuance and sale of a sufficient number of shares of Convertible Preferred Stock, par value $0.001 per share, and Common Stock of the Maker to fully implement the Recapitalization Plan, while maintaining such additional authorized but unissued shares as reasonably determined by Holder to be appropriate. Of such authorized shares, a sufficient number of shares shall be reserved for issuance upon any exercise of the Bridge Warrants and/or Preferred Stock Warrants.  If at any time the number of authorized but unissued shares of Convertible Preferred Stock and/or of Common Stock is not sufficient to effect the conversion of all then outstanding convertible Notes and other instruments, and the exercise of all then outstanding warrants, options and similar instruments, then, in addition to such other remedies as may be available to Holder, including, without limitation, the exercise of Holder’s right of first refusal set forth in Section 2.7(f) of the Recapitalization Agreement, Maker shall take such corporate action as may be necessary to increase its authorized but unissued shares of Convertible Preferred Stock and/or Common Stock to such number of shares as will be sufficient for such purposes.  Such corporate action shall include, without limitation, obtaining all requisite regulatory approvals and any requisite shareholder approval of any necessary amendment to Maker’s Charter.

          14.8     Litigation.  Except as set forth in Schedule 14.8 of the Disclosure Schedule, there is no action, suit, proceeding or investigation pending or, to the knowledge of Maker, currently threatened against Maker, and/or its directors, officers, advisers, agents, properties, assets or business, in each case relating to Maker and/or its business, assets, operations or properties.  Maker is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  There is no action, suit, proceeding or investigation by Maker currently pending or which Maker intends to initiate.

          14.9     No Liens.  Except for liens for the benefit of Holder, created by this Note, the Recapitalization Agreement and/or any of the Related Recapitalization Documents, and except as set forth in Schedule 14.9 of the Disclosure Schedule, none of the material assets of Maker, including the Collateral, are subject to any existing lien, pledge, security interest or other encumbrance of any kind, direct or indirect, contingent or otherwise.

          14.10    Full Disclosure.  Notwithstanding any other provision of this Note, neither this Note, nor any exhibit hereto, nor any written report, certificate, instrument or other information furnished to Holder in connection with the transactions contemplated under and/or in connection with Note contain any material misstatement (including, without limitation, any material omission), or is misleading in any material respect.

          14.11     No Other Security Interests or Other Encumbrances.  Except as set forth in Schedule 14.11 (and only to the amounts set forth on such schedule), there are no existing

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EXECUTION VERSION

security interests, pledges, liens or other encumbrances of any kind, direct or indirect, contingent or otherwise (including without limitation any licensing or partnering arrangements or agreements), in or relating to any assets of Maker, including, without limitation, any Intellectual Property (as defined herein) or other Collateral.  All existing security interests, pledges, liens or other encumbrances of any kind, other than those set forth in Schedule 14.11 hereto (and only to the amounts set forth on such schedule), are subordinate to the security interest established pursuant to Section 11 hereof, all necessary consents, subordination agreements and waivers, if any, have been obtained, and all amended filings and/or re-filings shall be made immediately upon execution of this Note.

          14.12     “Small Business”.

                                   (a)     Small Business Status.  Maker together with its “affiliates” (as that term is defined in Section 121.103 of Title 13 of Code of Federal Regulations (the “Federal Regulations”)) is a “small business concern” within the meaning of the Small Business Investment Act of 1958, as amended (the “Small Business Act” or “SBIA”), and the regulations promulgated thereunder, including Section 121.301(c) of Title 13, Code of Federal Regulations.

                                   (b)     Information for SBA Reports.  Maker has delivered and/or will deliver to Holder certain information, set forth by and regarding the Maker and its affiliates in connection with this Note, on SBA Forms 480, 652 and Part A and B of Form 1031.  This information delivered was true, accurate, complete and correct, and any information yet to be delivered will be true, accurate, complete and correct, and in form and substance acceptable to Holder.

                                   (c)     Eligibility.  Maker is eligible for financing by any Holder pursuant to Section 107.720 of Title 13 of the Federal Regulations and any other SBA regulations.

          14.13     Intellectual Property.

                                   (d)     Definitions. “Intellectual Property” means all foreign and domestic intangible property and rights, owned, licensed, sub-licensed or otherwise obtained by Maker, including, without limitation, (i) inventions, discoveries and ideas, whether patentable or not, and all patents, registrations and applications therefor, including divisions, continuations, continuations-in-part, requests for continued examination, and renewal applications, and including renewals, extensions and reissues (collectively, “Patents”); (ii) confidential and proprietary information, trade secrets and know-how, including without limitation processes, schematics, formulae, drawings, prototypes, models, designs and customer lists (collectively, “Trade Secrets”); (iii) all data, slides, observations, and laboratory results, produced by, for or on behalf of Maker, or which Maker has rights to obtain (collectively, “Data”); (iv) all FDA applications, registrations, filings and other rights (collectively, “FDA Rights”) and all data and documentation supporting or relating thereto; (iv) published and unpublished works of authorship, whether copyrightable or not (including, without limitation, databases and other compilations of information), copyrights therein and thereto, and registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof (collectively, “Copyrights”); (v) trademarks, service marks, brand names, certification marks, collective marks, d/b/a’s, Internet domain names, logos, symbols, data, trade dress, assumed names,

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EXECUTION VERSION

fictitious names, trade names, and other indicia of origin, all applications and registrations for the foregoing, and all goodwill associated therewith and symbolized thereby, including all extensions, modifications and renewals of same (collectively, “Trademarks”); (vi) all other intellectual property or proprietary rights, including, without limitation, all claims or causes of action arising out of or related to any infringement, misappropriation or other violation of any of the foregoing, including rights to recover for past, present and future violations thereof (collectively, “Other Proprietary Rights”).

          “Intellectual Property Contracts” means all agreements involving, relating to or affecting the Intellectual Property, including, without limitation, agreements granting rights to use the Licensed or Sub-Licensed Intellectual Property, agreements granting rights to use Owned Intellectual Property, confidentiality agreements, Trademark coexistence agreements, Trademark consent agreements and non-assertion agreements.

          “Licensed or Sub-Licensed Intellectual Property” means the Intellectual Property that Maker is licensed, sub-licensed or otherwise permitted by other persons or entities to use.

          “Owned Intellectual Property” means the Intellectual Property owned by Maker.

          “Registered” means issued, registered, renewed or the subject of a pending application.

                                   (e)     Schedule 14.13 (“Intellectual Property”) sets forth a true and complete list and summary description of (A) all Registered or material Owned Intellectual Property (each identified as a Patent, Trademark, Trade Secret, Copyright or Other Proprietary Right, as the case may be); (B) all Licensed or Sub Licensed Intellectual Property and (C) all Intellectual Property Contracts.

                                   (f)     All Intellectual Property is valid, subsisting and enforceable.  No Owned Intellectual Property has been canceled, suspended, adjudicated invalid, not maintained, expired or lapsed, or is subject to any outstanding order, judgment or decree restricting its use or adversely affecting or reflecting Maker’s rights thereto.  No Licensed or Sub-Licensed Intellectual Property has been canceled, suspended, not renewed or extended, adjudicated invalid, not maintained, expired or lapsed, or is subject to any outstanding order, judgment or decree restricting its use or adversely affecting or reflecting Maker’s rights thereto.

                                   (g)     The Owned Intellectual Property is owned exclusively by Maker and has been used with all patent, trademark, copyright, confidential, proprietary and other Intellectual Property notices and legends prescribed by law or otherwise permitted.

                                   (h)     No suit, action, reissue, reexamination, public protest, interference, opposition, cancellation or other proceeding (collectively, “Suit”) is pending or threatened concerning any claim or position:

                                             (i)               that Maker, or another person or entity, has violated any Intellectual Property rights.  To Maker’s best knowledge, Maker is not violating and has not violated any intellectual property rights of any other party.

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                                             (ii)               that Maker, or another person or entity, has breached any Intellectual Property Contract.  There exists no event, condition or occurrence which, with the giving of notice or lapse of time, or both, would constitute a breach or default by Maker, or a breach or default by another person or entity, under any Intellectual Property Contract.  No party to any Intellectual Property Contract has given Maker notice of its intention to cancel, terminate or fail to renew any Intellectual Property Contract.

                                             (iii)               that the Intellectual Property has been violated or is invalid, unenforceable, unpatentable, unregisterable, cancelable, not owned or not owned exclusively by Maker.  No such claim has been threatened or asserted. To Maker’s best knowledge, no valid basis for any such Suits or claims exists.

                                   (i)     To Maker’s best knowledge, no other person or entity is violating, infringing upon or claiming rights incompatible with Maker’s rights to any Intellectual Property.  Maker has provided to Holder copies of all information reasonably available to it relevant to intellectual property rights claimed by third parties and possible infringement thereof including, without limitation, any freedom to practice or freedom to operate opinions.

                                   (i)     Except as set forth on Schedule 14.13(j), Maker owns or otherwise holds valid rights to use all Intellectual Property used in its business.

                                   (j)     Maker has timely made all filings and payments with the appropriate foreign and domestic agencies and other parties required to maintain in full force and effect all Intellectual Property.  Except as set forth on Schedule 14.13, no due dates for filings or payments concerning the Intellectual Property (including, without limitation, office action responses, affidavits of use, affidavits of continuing use, renewals, requests for extension of time, maintenance fees, application fees and foreign convention priority filings) fall due within ninety (90) days prior to or after the closing, whether or not such due dates are extendable.  Maker is in compliance with all applicable rules and regulations of such agencies and other parties with respect to the Intellectual Property.  All documentation necessary to confirm and effect the Intellectual Property, if acquired from other persons or entities, has been recorded in the United States Patent and Trademark Office, the United States Copyright Office and other official offices.

                                    (k)     Maker has undertaken and consistently implemented best efforts to protect the secrecy, confidentiality and value of all non-public Intellectual Property used in its business (including, without limitation, entering into appropriate confidentiality agreements with all officers, directors, employees and other persons or entities with access to such non-public Intellectual Property).  Maker management has not disclosed any such non-public Intellectual Property to any persons or entities other than (i) Maker employees or Maker contractors who had a need to know and use such non-public Intellectual Property in the ordinary course of employment or contract performance, or (ii) prospective customers, and in each case who executed appropriate confidentiality agreements.

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EXECUTION VERSION

                                   (l)     Maker has taken all reasonable measures to confirm that no current or former Maker employee is or was a party to any confidentiality agreement or agreement not to compete that restricts or forbids, or restricted or forbade at any time during such employee’s employment by Maker, such employee’s performance of Maker’s business, or any other activity that such employee was hired to perform or otherwise performed on behalf of or in connection with such employee’s employment by Maker.

          14.14     SEC Filings; Financial Statements.

          (a)         Maker has delivered or made available to Holder accurate and complete copies of all registration statements, proxy statements and other statements, reports, schedules, forms and other documents filed by the Maker with the SEC since January 1, 2003, and all amendments thereto (the “Maker SEC Documents”).  Except as set forth on Schedule 14.14(a), all statements, reports, schedules, forms and other documents required to have been filed by Maker with the SEC have been so filed on a timely basis.   As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Note, then on the date of such filing):  (i) each of the Maker SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the Maker SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b)         The financial statements (including any related notes) contained in the Maker SEC Documents:  (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that will not, individually or in the aggregate, be material in amount), and (iii) fairly present the consolidated financial position of Maker and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of Maker and its consolidated subsidiaries for the periods covered thereby.

          14.15     Liabilities.  Other than (i) tax liabilities to the State of Washington in the maximum amount of $492,000, (ii) amounts payable to Cognate Therapeutics and (iii) future lease payments to Benaroya Capital Co. LLC for Maker’s premises lease not yet due, Maker’s aggregate accrued, contingent and/or other liabilities of any nature, either mature or immature, as of the Amendment Date, do not exceed $400,000, of which (X) $276,000 are currently due payables (including $204,966 for attorney and auditor fees), (Y) $65,000 are the aggregate balances of capital leases payable in monthly installments in the amounts set forth in the budget included in the Schedule of Exceptions through the first calendar quarter of 2006, decreasing thereafter, the last of which is fully amortized in May 2007, and (Z) $59,000 are accrued vacation and sick pay.

          14.16     Compliance with All Standstill Provisions.  Maker has complied in all respects with all standstill, exclusivity and confidentiality provisions of (a) this Note, the Recapitalization

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EXECUTION VERSION

Agreement and the Related Recapitalization Documents, (b) Section 13 of that certain 10% Convertible, Secured Promissory Note by and between Maker and Holder dated as of February 2, 2004 and (c) Section 13 of that certain 10% Convertible, Secured Promissory Note by and between Maker and Holder dated as of March 1, 2004.

SECTION 15.  INDEMNIFICATION

          15.1      Indemnification Agreement.

                       (a)     In addition to all rights and remedies available to Holder at law or in equity, Maker shall indemnify Holder and each subsequent holder of this Note, and their respective affiliates, stockholders, limited partners, general partners, officers, directors, managers, employees, agents, representatives, successors and assigns (collectively, the “Indemnified Persons”) and save and hold each of them harmless against and pay on behalf of or reimburse such party as and when incurred for any loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, tax, penalty, fine or expense (other than any demand, claim, action or cause of action instituted by Maker), including interest, penalties, reasonable attorneys’ fees and expenses, and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, “Losses) which any such party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of:

                     (i)     any material misrepresentation in, or material omission from, or breach of any of the representations, warranties, statements, schedules and/or exhibits hereto, certificates or other instruments or documents furnished to Holder by Maker in connection with this  Note; or

(ii) any material nonfulfillment or material breach of any covenant or agreement on the part of Maker under this Note.

                       (b)     Notwithstanding the foregoing, Maker shall not be liable for any portion of Losses resulting from the gross negligence or willful misconduct of Holder or a subsequent holder of this Note.

                       (c)     Within twenty (20) days after receipt of notice of commencement of any action or the assertion of any claim by a third party, Holder shall give Maker written notice thereof together with a copy of such claim, process or other legal pleading of such claim.  Maker shall have the right to assist in the defense thereof by representation of its own choosing.

          15.2     Survival.  All indemnification rights hereunder shall survive the execution and delivery of this Note and the consummation of the transactions contemplated hereby (i) for a period of two years with respect to representations and warranties made by Maker, and (ii) until fully performed with respect to covenants and agreements made by Maker, regardless of any investigation, inquiry or examination made for or on behalf of, or any knowledge of Holder and/or any of the Indemnified Persons, or the acceptance by Holder of any certificate or opinion.

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EXECUTION VERSION

          15.3     Payment.  Any indemnification of Holder or any other Indemnified Person by Maker pursuant to this Section 15 shall be effected by wire transfer of immediately available funds from Maker to an account designated by Holder or such other Indemnified Person within fifteen (15) days after the determination thereof.

SECTION 16.  INTEGRATION WITH RECAPITALIZATION PLAN

Maker acknowledges and agrees that the funding provided by Holder pursuant to this Note is only being provided as part of an integrated Recapitalization Plan, as set forth in the Recapitalization Agreement.  Maker further acknowledges and agrees that this Note is subject to all terms and conditions set forth in the Recapitalization Agreement.

SECTION 17.    MISCELLANEOUS.

          17.1     Notices.  All notices, demands and requests of any kind to be delivered to any party in connection with this Note shall be in writing and shall be deemed to be effective upon delivery if (i) personally delivered, (ii) sent by confirmed facsimile with a copy sent by nationally recognized overnight courier, (iii) sent by nationally recognized overnight courier, or (iv) sent by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

          if to Maker:     Northwest Biotherapeutics, Inc.
                                  22322 20th Ave SE, Suite 150
                                  Bothell, WA  98021
                                  Fax: (425) 608 3146
                                  Attn: Alton Boynton

          if to Holder:    Toucan Capital Fund II, LP
                                  7600 Wisconsin Avenue
                                  Suite 700
                                  Bethesda, MD 20814
                                  Fax: (240) 497-4060
                                  Attention: Linda F. Powers

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance with the provisions of this Section.

          17.2     Parties In Interest.  This Note shall bind and inure to the benefit of Holder, Maker and their respective successors and permitted assigns.  Maker shall not transfer or assign this Note without the prior written consent of Holder.  Holder may transfer and assign this note without the prior consent of Maker.

          17.3     Entire Agreement.  This Note together with the Disclosure Schedule and the Recapitalization Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto.

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EXECUTION VERSION

          17.4     Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to principles of conflicts of laws of the State of Delaware or any other state).

          17.5     Headings.  The section and paragraph headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of this Note.

          17.6     Amendments.  No provision of this Note may be amended or waived without the express written consent of both Maker and Holder, provided, however, that Holder may waive any provision hereof that inures to the benefit of Holder without the prior written consent of Maker. Also notwithstanding anything to the contrary, this Note shall be amended as and to the extent necessary to comply with the Small Business Investment Act and all regulations, advice, direction and guidance applicable to SBIC’s.

          17.7     Nature of Obligation.  This Note is being made for business and investment purposes, and not for household or other purposes.

          17.8     Expenses.  Maker shall pay, reimburse or otherwise satisfy, upon demand of Holder, all fees, costs and expenses incurred and/or undertaken, and to be incurred and/or undertaken, by Holder relating to the preparation for, development of and implementation of the Recapitalization Plan set forth in the Recapitalization Agreement, including, without limitation, all due diligence expenses and all expenses relating to the Bridge Funding, the Anticipated Equity Financing and the transactions contemplated thereby and the documentation of the foregoing (including, without limitation all legal fees and expenses and costs incurred and to be incurred in connection with any SBA filings), which shall be satisfied by Maker upon Holder’s demand, including but without limitation upon each closing of the Bridge Funding or Anticipated Equity Financing.  This obligation shall apply regardless of whether or not all of the transactions contemplated in the Recapitalization Agreement close.  At each closing of Bridge Funding and/or Anticipated Equity Financing, at Holder’s sole discretion, and with respect to any or all of such fees, costs and expenses accrued through such closing, Maker shall (a) pay Holder in cash concurrently with such closing (or at Holder’s sole discretion, Investor may withhold such amount from the wire of investment proceeds), (b) issue a Note in the form hereof in principal amount equal to such fees, costs and expenses (which at Holder’s option may instead be evidenced as an increase in the principal amount of any Note issued in connection with such closing); or (c) treat such fees, costs and expenses as an unsecured payable.  At any time following such closing, Holder may require any amounts that it elected to have Maker treat as unsecured amounts payable to be paid in cash or satisfied by issuance of a Note in the principal amount of some or all of such unsecured obligation.

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EXECUTION VERSION

          IN WITNESS WHEREOF, Maker has caused this Note to be duly executed by its duly authorized person(s) as of the date first written above.

NORTHWEST BIOTHERAPEUTICS, INC.

By /s/ Alton Boynton

Name: Alton Boynton

Title: President

Consent and Agreement

          Toucan Capital Fund II, L.P. consents to the loan and security interest granted by Maker in the foregoing Note.

TOUCAN CAPITAL FUND II, L.P.

By : /s/ Linda Powers

Name: Linda Powers

Title: Managing Director

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EXECUTION VERSION

EXHIBIT A

DESCRIPTION OF COLLATERAL

[See page 26 of Exhibit A-1 to Annex B-1]

26

EXECUTION VERSION

EXHIBIT B

DISCLOSURE SCHEDULE

[Not filed herewith].

27

Annex C — Form of Preferred Stock Warrant

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR IF SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

NORTHWEST BIOTHERAPEUTICS, INC. WARRANT

No. W-__	July __, 2004

THIS CERTIFIES THAT, for value received, TOUCAN CAPITAL FUND II,L.P., with its principal office at 7600 Wisconsin Avenue, Suite 700, Bethesda, MD 20814, and/or its designees or assigns (collectively, the “Holder”), is entitled to subscribe for and purchase from NORTHWEST BIOTHERAPEUTICS, INC., a Delaware corporation, with its principal office at 22322 20th Avenue SE, Suite 150, Bothell, Washington 98021 (the “Company”), such number of Exercise Shares as provided herein at the Exercise Price (each subject to adjustment as provided herein). This Warrant is being issued pursuant to the terms of the Recapitalization Agreement, dated April ____, 2004, by and among the Company and the Holder (the “Recapitalization Agreement”).

               1.     DEFINITIONS.Capitalized terms used but not defined herein shall have the meanings set forth in the Recapitalization Agreement or the Related Recapitalization Documents, as applicable. As used herein, the following terms shall have the following respective meanings:

                      (a)          “Preferred Stock” shall mean the Convertible Preferred Stock, par value, $0.001 per share of the Company.

                      (b)          “Denominator Share Price” shall mean $0.10.

                      (c)          “Exercise Period” shall mean the period commencing on the date of issuance of this Warrant and ending seven (7) years after the date of issuance of this Warrant.

                      (d)          “Exercise Price” shall mean $0.10 per Exercise Share, subject to adjustment pursuant to the terms herein.

                      (e)          “Exercise Shares” shall mean a number of shares of Preferred Stock equal to the quotient of (i) the Preferred Stock Amount, divided by (ii) the Denominator Share Price, subject to adjustment pursuant to the terms herein.

                      (f)          “Preferred Stock Amount” shall mean the aggregate purchase price of Convertible Preferred Stock purchased by the Holder pursuant to the Preferred Stock Purchase Agreement.

C-1.

               2.     EXERCISE OF WARRANT.The rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

                       (a)          An executed Notice of Exercise in the form attached hereto;

                       (b)          Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness; and

                       (c)          This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of Exercise Shares purchasable hereunder.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

          2.1     Net Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one Exercise Share is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of Exercise Shares computed using the following formula:

X = Y (A-B)

A

Where X =    the number of Exercise Shares to be issued to the Holder

Y = the number of Exercise Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, that portion of the Warrant being canceled (at the date of such calculation)

A = the fair market value of one Exercise Share (at the date of such calculation)

C-2.

B = Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one Exercise Share shall be determined by the Company’s Board of Directors in good faith; provided, however, that in the event that this Warrant is exercised pursuant to this Section 2.1 in connection with the Company’s initial public offering of its Common Stock, the fair market value per share shall be the product of (i) the per share offering price to the public of the Company’s initial public offering, and (ii) the number of shares of Common Stock into which each Exercise Share is convertible at the time of such exercise.

     3.     COVENANTS OF THE COMPANY.

          3.1     Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of the series of equity securities comprising the Exercise Shares and the Company’s Common Stock to provide for the exercise of the rights represented by this Warrant and the subsequent conversion of the Exercise Shares. If at any time during the Exercise Period the number of authorized but unissued shares of such series of the Company’s equity securities or the Company’s Common Stock shall not be sufficient to permit exercise of this Warrant or the subsequent conversion of the Exercise Shares, the Company will take such corporate action as shall be necessary to increase its authorized but unissued shares of such series of the Company’s equity securities or the Company’s Common Stock, as appropriate, to such number of shares as shall be sufficient for such purposes.

          3.2     Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

          3.3     No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under and/or in connection with this Warrant, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to this Warrant and in taking all such action as may be necessary or appropriate to protect Holder’s rights, preferences and privileges under and/or in connection with this Warrant against impairment.  The Holder’s rights, preferences and privileges granted under and/or in connection with this Warrant may not be amended, modified or waived without the Holder’s prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

C-3.

          3.4     Registration Rights.  The Company agrees that the Underlying Shares (as defined below) shall be “registrable securities” (or terms of similar impact) under any agreement executed by the Company as part of the Anticipated Equity Financing, or any other agreement executed by the Company in lieu of, and/or in addition to, the Anticipated Equity Financing, in each case, for purposes of providing registration rights under the Act to holders of shares of capital stock of the Company, and the Company shall ensure that any such agreement conforms with the requirements of this Section 3.4.  Such registration rights may not be amended, modified or waived without the prior written consent of the Holder.

     4.     REPRESENTATIONS OF HOLDER.

          4.1     Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant, the Exercise Shares and the shares of Common Stock issuable upon conversion of the Exercise Shares (the “Underlying Shares”) solely for its account for investment and not with a view to or for sale or distribution of said Warrant, Exercise Shares or Underlying Shares or any part thereof except in compliance with applicable federal and state securities laws.  The Holder also represents that the entire legal and beneficial interests of the Warrant, the Exercise Shares and the Underlying Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

          4.2     Securities Are Not Registered.

                    (a)     The Holder understands that the Warrant, the Exercise Shares and the Underlying Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected by the Holder. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

                    (b)     The Holder recognizes that the Warrant, the Exercise Shares and the Underlying Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available; provided, however, the parties acknowledge and agree that the Company has an obligation to register the Underlying Shares as provided in the Investor Rights Agreement.

                    (c)     The Holder is aware that neither the Warrant, the Exercise Shares nor the Underlying Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

          4.3     Disposition of Warrant, Exercise Shares and Underlying Shares.

                    (a)     The Holder further agrees not to make any disposition of all or any part of the Warrant, Exercise Shares or Underlying Shares in any event unless and until:

C-4.

                              (i)     The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

                              (ii)    There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                              (iii)   The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and such disposition shall not be contrary to any applicable federal and/or state securities laws.

                         (b)     The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR IF SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

          4.4     Accredited Investor Status. The Holder is an “accredited investor” as defined in Regulation D promulgated under the Act.

     5.     ADJUSTMENT OF EXERCISE PRICE AND EXERCISE SHARES.

          5.1     Changes in Securities. In the event of changes in the series of equity securities of the Company comprising the Exercise Shares by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of Exercise Shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. For purposes of this Section 5, the “Aggregate Exercise Price” shall mean the aggregate Exercise Price payable in connection with the exercise in full of this Warrant. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

          5.2     Automatic Conversion. Upon the automatic conversion of all outstanding shares of the series of equity securities comprising the Exercise Shares into Common Stock, if applicable, this Warrant shall become exercisable for that number of shares of Common Stock of the Company into which the Exercise Shares would then be convertible, so long as such shares, if this Warrant had been exercised prior to such offering, would have been converted into shares of the Company’s Common Stock pursuant to the Company’s Certificate of Incorporation. In

C-5.

such case, all references to “Exercise Shares” shall mean shares of the Company’s Common Stock issuable upon exercise of this Warrant, as appropriate.

          5.3     Certificate of Adjustments.  Upon each adjustment of the Exercise Price and/or Exercise Shares, the Company shall promptly notify the Holder in writing and furnish the Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based

          5.4     Dilutive Issuances.  If at any time prior to exercise of this Warrant, the Company issues or sells, or is deemed to have issued or sold, additional shares of Capital Stock for a nominal or effective price less than the then effective Exercise Price (a “Dilutive Issuance”), then and in each such case, the then existing Exercise Price shall be reduced, as of the opening of business on the date of such issue or sale, to the price at which such shares are issued or sold, or deemed to be issued or sold.  For purposes of this Section 5.4, the Company will be deemed to have issued or sold additional shares of Capital Stock if it issues any security or instrument convertible, exercisable or exchangeable for Capital Stock, or if it promises, undertakes, commits, agrees or enters into any letter of intent to do so.

     6.     FRACTIONAL SHARES.No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) to be issued upon exercise of this Warrant shall be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of one Exercise Share by such fraction.

     7.     TRANSFER OF WARRANT.Subject to applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at any time or times by the Holder upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

     8.     LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

     9.     AMENDMENT. Any term of this Warrant may be amended or waived only with the written consent of the Company and the Holder.

     10.     NOTICES, ETC.All notices required or permitted hereunder shall be in writing and shall be deemed effectively given upon actual delivery to the recipient.  All communications shall be sent to the Company and to the Holder at the addresses listed on the signature page

C-6.

hereof or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

     11.     GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware without giving effect to conflicts of laws principles.

[Signature Page Follows]

C-7.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

NORTHWEST BIOTHERAPEUTICS, INC.

By:

Name:

Title:

Address: 22322 20th Avenue SE
Suite 150
Bothell, WA 98021
Fax: (425) 608-3146

ACKNOWLEDGED AND AGREED:

TOUCAN CAPITAL FUND II, L.P.

By:

Name:

Title:

Address: 7600 Wisconsin Avenue
Suite 700
Bethesda, MD 20814
Fax: (240) 497-4060

[SIGNATURE PAGE TO WARRANT]

NOTICE OF EXERCISE

TO: NORTHWEST BIOTHERAPEUTICS, INC.

(1)     ☐     The undersigned hereby elects to purchase ________ shares of ___________ (the “Exercise Shares”) of NORTHWEST BIOTHERAPEUTICS, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

                  ☐     The undersigned hereby elects to purchase ________ shares of __________ (the “Exercise Shares”) of NORTHWEST BIOTHERAPEUTICS, Inc. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2)     Please issue a certificate or certificates representing said Exercise Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)     The undersigned represents that (i) the aforesaid Exercise Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares except in accordance with applicable federal and state securities laws; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that Exercise Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Exercise Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Exercise Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such

1.

disposition is made in accordance with said registration statement or if such transaction is in compliance with applicable federal and state securities laws.

(Date)	(Signature)

(Print name)

2

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)

Dated: __________, 20__

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

3

ANNEX D
CERTIFICATE OF AMENDMENT
OF THE SIXTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF NORTHWEST BIOTHERAPEUTICS

Pursuant to Section 242 of the
General Corporation Law of the
State of Delaware

          Northwest Biotherapeutics, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”),

          DOES HEREBY CERTIFY:

          That, by written action of the Board of Directors of the Corporation, a resolution was duly adopted, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation, as amended, of the Corporation and declaring such amendment to be advisable.  The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to such amendment.  The resolution setting forth the amendment is as follows:

          RESOLVED:  That Article IV, Section 1 of the Sixth Amended and Restated Certificate of Incorporation of the Corporation, be and hereby is amended to add the following as Section 1(e).

ARTICLE IV

          (e)     Effective 12:01 a.m. on [__________, 2004] (the “Effective Time”) all shares of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall be and hereby are automatically combined and reclassified (the “Reverse Split”), without any action on the part of the holder thereof, as follows:  Every [fifteen to sixty] shares of Old Common Stock shall be combined and reclassified (the “Reverse Stock Split”) as one share of issued and outstanding Common Stock (“New Common Stock”).  The Corporation shall not issue fractional shares on account of the Reverse Stock Split and shall issue cash in lieu thereof.  Following the Effective Time, each holder of Old Common Stock shall be entitled to receive upon surrender of such holder’s certificate(s) representing Old Common Stock (whether one or more, “Old Certificates”) for cancellation pursuant to procedures adopted by the Corporation, a certificate(s) representing the number of whole shares of New Common Stock (whether one or more, “New Certificates”) into which and for which the shares of Old Common Stock formerly represented by Old Certificates so surrendered are reclassified under the terms hereof.  From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates.  The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation.

          Executed at Seattle, Washington, on ________________, 2004.

NORTHWEST BIOTHERAPEUTICS, INC.

By

Name: Alton L. Boynton
Title: President, Chief Executive Officer and Secretary

2

ANNEX E
CERTIFICATE OF AMENDMENT
OF THE SIXTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF NORTHWEST BIOTHERAPEUTICS

Pursuant to Section 242 of the
General Corporation Law of the
State of Delaware

          Northwest Biotherapeutics, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”),

          DOES HEREBY CERTIFY:

          That, by written action of the Board of Directors of the Corporation, a resolution was duly adopted, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation, as amended, of the Corporation and declaring such amendment to be advisable.  The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to such amendment.  The resolution setting forth the amendment is as follows:

          RESOLVED:  That Article IV, Section 1(a) of the Sixth Amended and Restated Certificate of Incorporation of the Corporation, be and hereby is deleted in its entirety and the following Article IV, Section 1(a) is inserted in lieu thereof.

ARTICLE IV

          (a)     The total number of shares that the Corporation shall have the authority to issue is four hundred million (400,000,000) shares of capital stock, consisting of (i) one hundred million (100,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), and (ii) three hundred million (300,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”).

          Executed at Seattle, Washington, on ________________, 2004.

NORTHWEST BIOTHERAPEUTICS, INC.

By

Name: Alton L. Boynton
Title: President, Chief Executive Officer and Secretary

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR"	Please
THE PROPOSALS.	Mark Here
for Address
Change or
Comments
SEE REVERSE SIDE

		FOR	AGAINST	ABSTAIN			FOR	WITHHELD
ITEM 1–	APPROVAL OF THE TERMS OF THE POTENTIAL PRIVATE PLACEMENT.				ITEM 4–	ELECTION OF DIRECTOR Nominee:
01 Alton Boynton, Ph.D.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
ITEM 2–	APPROVAL OF THE AMENDMENT TO THE COMPANY’S SIXTH AMENDED AND RESTATED				ITEM 5–	APPOINTMENT OF INDEPENDENT AUDITORS
CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF NOT LESS THAN 1-FOR-15 AND NOT MORE THAN 1-FOR-60.
		FOR	AGAINST	ABSTAIN
ITEM 3–	APPROVAL OF AN AMENDMENT TO THE COMPANY’S SIXTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED CAPITAL STOCK FROM 140,000,000 SHARES TO 400,000,000 SHARES.

Signature_______________________________________________________Signature_______________________________________________________Date__________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
 FOLD AND DETACH HERE 

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/nwbt	OR	Telephone 1-800-435-6710	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NORTHWEST BIOTHERAPEUTICS, INC.

     The undersigned stockholder of Northwest Biotherapeutics, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the 2004 Annual Meeting of Stockholders of the Company to be held on Friday, December 17, 2004 at 9:00 a.m., local time, at the office of Lane Powell Spears Lubersky located at 1420 Fifth Avenue, Suite 4100, Seattle, Washington 98101, and hereby revokes all previous proxies and appoints Alton L. Boynton and Larry Richards, or either of them, with the power of substitution, Proxies and Attorneys-in-Fact, on behalf and in the name of the undersigned, to vote and otherwise represent all of the shares registered in the name of the undersigned at said Annual Meeting, or any adjournment thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner:

(Continued on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

 FOLD AND DETACH HERE 

You can now access your Northwest Biotherapeutics account online.

Access your Northwest Biotherapeutics stockholder account online via Investor ServiceDirect® (ISD).

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•	View account status	•	View payment history for dividends
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